UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03919

Name of Registrant: Vanguard STAR Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 – October 31, 2013

Item 1: Reports to Shareholders

Annual Report | October 31, 2013
Vanguard STAR® Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	19
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013
Total
Returns
Vanguard STAR Fund	17.36%
STAR Composite Index	15.87
STAR Composite Average	17.16
For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard STAR Fund	$20.62	$23.66	$0.453	$0.024

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended October 31, 2013, Vanguard STAR Fund returned 17.36%, propelled by the robust performance of its underlying equity funds. The fund’s return was ahead of its benchmark—the STAR Composite Index, a static mix of about 44% U.S. stocks, 19% international stocks, and 37% U.S. bonds—and on par with a composite of the average returns of peer groups for its underlying funds.

The STAR Fund is a “fund of funds” that consists of 11 actively managed Vanguard funds: eight stock funds and three bond funds. All the stock funds posted returns of more than 25% for the 12 months. Vanguard Explorer™ Fund had the highest result, surging 42.89%, as small-capitalization growth stocks led the U.S. stock market’s impressive advance. (Fund returns cited in this letter are for Investor Shares.)

The STAR Fund’s underlying bond funds fared considerably worse than their stock counterparts. Reflecting an especially challenging environment for long-term bonds, Vanguard Long-Term Investment-Grade Fund had the worst result, returning –6.06%.

Despite uncertainties, U.S. stocks found a path to strong returns
U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31.

2

Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, on the whole, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal government shutdown, the period as a whole was marked by uncertainty about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and that of U.S. stocks may seem surprising—but Vanguard research has shown a weak relationship over the long term between a nation’s economic growth and its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered sizable gains; emerging-market stocks failed to keep pace.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

Bond returns sagged as investors kept a close eye on the Fed
With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close but up from 1.69% at the end of the previous fiscal year. (Bond yields and prices move in opposite directions.)

Municipal bonds returned –1.72%. Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned–1.95%.

The Fed’s target for short-term interest rates remained between 0% and 0.25%, severely limiting returns of money market funds and savings accounts.

Diverging stock and bond results highlight the wisdom of balance
As I mentioned, the STAR Fund’s underlying equity funds soared over the 12 months, while its bond funds lagged. In an ideal world, one could identify and own only the best-performing investments in all periods. But we investors know that which investment comes out ahead varies

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
STAR Fund	0.34%	1.14%

The acquired fund fees and expenses—drawn from the prospectus dated February 28, 2013—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2013, the annualized acquired fund fees and expenses were 0.34%.

The peer group is the STAR Composite Average, which is derived by weighting the average expense ratios of the following mutual fund groups: general equity funds (43.75%), fixed income funds (25%), 1–5 year investment-grade funds (12.5%), and international funds (18.75%). Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

4

from year to year in unpredictable ways, so we think it’s wise to take a balanced and diversified approach. Vanguard STAR Fund embodies just that.

At the end of the period, about 63% of the STAR Fund’s assets were in stock funds, with the balance in bond funds. The advantage of exposure to both stocks and bonds is that when one zigs, the other can zag. In fiscal year 2011, for example, STAR’s bond funds provided stability when international stock markets tumbled amid concerns about the European debt crisis. (International stock funds account for about 30% of the STAR Fund’s equity holdings.)

In the most recent fiscal year, those international stock funds turned in healthy results, with Vanguard International Value Fund returning 27.94% and Vanguard International Growth Fund gaining 25.57%. Strong as those performances were, they paled next to the nearly 43% return of Vanguard Explorer Fund, one of STAR’s six domestic equity funds. Keep in mind that the Explorer Fund specializes in a volatile market segment, small-cap growth stocks, and that the fund has had steep declines along with

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
STAR Fund	7.43%
STAR Composite Index	7.19
STAR Composite Average	6.17
For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

impressive advances in its 45-year history. As of October 31, Explorer accounted for less than 4% of the STAR Fund’s assets.

Vanguard Windsor™ II Fund, the STAR Fund’s largest holding at about 14% of assets, produced strong absolute results, climbing 26.26%. But it was a few steps behind its benchmark index and the average return of peers.

As I noted, the bond market was unsettled during the period by perceived mixed signals from the Fed about when it might start scaling back its bond-buying program. Vanguard Long-Term Investment-Grade Fund was buffeted the most, but Vanguard GNMA Fund also declined (–0.75%). The STAR Fund’s third bond holding, Vanguard Short-Term Investment-Grade Fund, managed a modest 1.23% return.

The fund’s record was solid during a challenging decade
Except for 2008, a year marked by financial turmoil, Vanguard STAR Fund recorded solid results in each of the last ten fiscal years. Its average annual return was 7.43% for the decade ended October 31. As you can see in the table on page 5, the fund outpaced a composite of the average annual returns of peer groups for its underlying funds, and it was modestly ahead of its composite benchmark index.

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2013
	Percentage of
Vanguard Fund	STAR Fund Assets	Total Returns
Vanguard Windsor II Fund Investor Shares	14.2%	26.26%
Vanguard Long-Term Investment-Grade Fund
Investor Shares	12.5	-6.06
Vanguard GNMA Fund Investor Shares	12.4	-0.75
Vanguard Short-Term Investment-Grade Fund
Investor Shares	12.2	1.23
Vanguard International Value Fund	9.5	27.94
Vanguard International Growth Fund Investor
Shares	9.4	25.57
Vanguard Windsor Fund Investor Shares	7.7	35.17
Vanguard PRIMECAP Fund Investor Shares	6.1	36.72
Vanguard Morgan Growth Fund Investor Shares	6.1	30.02
Vanguard U.S. Growth Fund Investor Shares	6.1	30.80
Vanguard Explorer Fund Investor Shares	3.8	42.89
Combined	100.0%	17.36%

6

This admirable track record during a decade that included the worst global recession since the Great Depression is a tribute to the discipline and expertise of the advisors who oversee the underlying stock and bond funds.

Combining diversity of thought with low costs brings benefits
Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds, such as those included in the STAR Fund. (With the exception of Vanguard PRIMECAP Fund, all the underlying equity funds have more than one advisor.)

Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings. These elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance?, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 13, 2013

7

STAR Fund

Fund Profile
As of October 31, 2013

Total Fund Characteristics
Ticker Symbol	VGSTX
30-Day SEC Yield	2.01%
Acquired Fund Fees and Expenses[1]	0.34%

Allocation to Underlying Vanguard Funds
Vanguard Windsor II Fund Investor Shares	14.2%
Vanguard Long-Term Investment-Grade
Fund Investor Shares	12.5
Vanguard GNMA Fund Investor Shares	12.4
Vanguard Short-Term Investment-Grade
Fund Investor Shares	12.2
Vanguard International Value Fund	9.5
Vanguard International Growth Fund
Investor Shares	9.4
Vanguard Windsor Fund Investor Shares	7.7
Vanguard PRIMECAP Fund Investor
Shares	6.1
Vanguard Morgan Growth Fund Investor
Shares	6.1
Vanguard U.S. Growth Fund Investor
Shares	6.1
Vanguard Explorer Fund Investor Shares	3.8

Total Fund Volatility Measures
	STAR	DJ U.S.
	Composite	Total Market
	Index	FA Index
R-Squared	0.99	0.93
Beta	1.05	0.68

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 28, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2013, the annualized acquired fund fees and expenses were 0.34%.

8

STAR Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
STAR Fund	17.36%	13.02%	7.43%	$20,480
STAR Composite Index	15.87	12.07	7.19	20,027
STAR Composite Average	17.16	11.77	6.17	18,190
Dow Jones U.S. Total Stock Market
Float Adjusted Index	28.86	16.01	8.13	21,850

For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

9

STAR Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
STAR Fund	3/29/1985	13.76%	9.29%	2.77%	4.74%	7.51%

10

STAR Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (44.1%)
Vanguard Windsor II Fund Investor Shares	67,496,047	2,442,007
Vanguard Windsor Fund Investor Shares	68,149,999	1,328,925
Vanguard PRIMECAP Fund Investor Shares	11,500,745	1,055,423
Vanguard Morgan Growth Fund Investor Shares	41,565,231	1,046,197
Vanguard U.S. Growth Fund Investor Shares	38,861,899	1,043,442
Vanguard Explorer Fund Investor Shares	6,055,007	653,699
		7,569,693
International Stock Funds (18.9%)
Vanguard International Value Fund	43,892,763	1,629,300
Vanguard International Growth Fund Investor Shares	70,938,433	1,620,943
		3,250,243
U.S. Bond Funds (37.0%)
Vanguard Long-Term Investment-Grade Fund Investor Shares	216,697,181	2,138,801
Vanguard GNMA Fund Investor Shares	200,492,128	2,127,222
Vanguard Short-Term Investment-Grade Fund Investor Shares	194,665,633	2,092,655
		6,358,678
Total Investment Companies (Cost $11,535,491)		17,178,614
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.120% (Cost $581)	581,383	581
Total Investments (100.0%) (Cost $11,536,072)		17,179,195
Other Assets and Liabilities (0.0%)
Other Assets		21,753
Liabilities		(21,132)
		621
Net Assets (100%)
Applicable to 726,044,522 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,179,816
Net Asset Value Per Share		$23.66

11

STAR Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	11,370,472
Undistributed Net Investment Income	64,254
Accumulated Net Realized Gains	101,967
Unrealized Appreciation (Depreciation)	5,643,123
Net Assets	17,179,816

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

STAR Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Income Distributions Received	330,506
Net Investment Income—Note B	330,506
Realized Net Gain (Loss)
Capital Gain Distributions Received	77,200
Investment Securities Sold	256,253
Realized Net Gain (Loss)	333,453
Change in Unrealized Appreciation (Depreciation)
of Investment Securities	1,890,845
Net Increase (Decrease) in Net Assets Resulting from Operations	2,554,804

See accompanying Notes, which are an integral part of the Financial Statements.

13

STAR Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	330,506	325,689
Realized Net Gain (Loss)	333,453	161,543
Change in Unrealized Appreciation (Depreciation)	1,890,845	852,820
Net Increase (Decrease) in Net Assets Resulting from Operations	2,554,804	1,340,052
Distributions
Net Investment Income	(324,431)	(333,955)
Realized Capital Gain[1]	(17,087)	(17,863)
Total Distributions	(341,518)	(351,818)
Capital Share Transactions
Issued	1,501,826	995,655
Issued in Lieu of Cash Distributions	328,541	338,746
Redeemed	(1,622,340)	(1,447,256)
Net Increase (Decrease) from Capital Share Transactions	208,027	(112,855)
Total Increase (Decrease)	2,421,313	875,379
Net Assets
Beginning of Period	14,758,503	13,883,124
End of Period[2]	17,179,816	14,758,503

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $17,087,000 and $17,863,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $64,254,000 and $58,179,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

STAR Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.62	$19.25	$18.76	$16.96	$15.33
Investment Operations
Net Investment Income	. 460.455		.445	.429	.516
Capital Gain Distributions Received	.106	.097	.073	.024	.142
Net Realized and Unrealized Gain (Loss)
on Investments	2.951	1.309	.468	1.788	2.150
Total from Investment Operations	3.517	1.861	. 986	2.241	2.808
Distributions
Dividends from Net Investment Income	(.453)	(.466)	(.448)	(.430)	(.552)
Distributions from Realized Capital Gains	(.024)	(. 025)	(. 048)	(. 011)	(. 626)
Total Distributions	(.477)	(.491)	(. 496)	(.441)	(1.178)
Net Asset Value, End of Period	$23.66	$20.62	$19.25	$18.76	$16.96

Total Return[1]	17.36%	9.91%	5.27%	13.42%	19.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,180	$14,759	$13,883	$13,521	$12,076
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.34%	0.34%	0.34%	0.34%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.28%	2.29%	2.40%	3.35%
Portfolio Turnover Rate	9%	12%	24%	22%	21%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

15

STAR Fund

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

16

STAR Fund

are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $3,577,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $214,599,000 to offset taxable capital gains realized during the year ended October 31, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2013, the fund had $65,155,000 of ordinary income and $101,954,000 of long-term capital gains available for distribution. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. Capital gain distributions paid during the year ended October 31, 2013, were from short-term gain distributions received from Vanguard Long-Term Investment-Grade Fund, Vanguard GNMA Fund, and Vanguard Short-Term Investment-Grade Fund.

At October 31, 2013, the cost of investment securities for tax purposes was $11,536,959,000. Net unrealized appreciation of investment securities for tax purposes was $5,642,236,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $1,677,096,000 of investment securities and sold $1,409,258,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	68,385	50,059
Issued in Lieu of Cash Distributions	15,650	17,868
Redeemed	(73,891)	(73,097)
Net Increase (Decrease) in Shares Outstanding	10,144	(5,170)

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard STAR Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 12, 2013

Special 2013 tax information (unaudited) for Vanguard STAR Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,577,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $145,493,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 27.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $62,313,000 and foreign taxes paid of $3,174,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: STAR Fund
Periods Ended October 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.36%	13.02%	7.43%
Returns After Taxes on Distributions	16.61	12.03	6.43
Returns After Taxes on Distributions and Sale of Fund Shares	10.12	10.13	5.70

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the STAR Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
STAR Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,067.33	$1.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the STAR Fund invests. The STAR Fund’s annualized expense figure for the period is 0.34%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

22

Benchmark Information

STAR Composite Average: 62.5% general equity funds average, 25% fixed income funds average, and 12.5% money market funds average through December 31, 2002; 50% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average through September 30, 2010; and 43.75% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 18.75% international funds average thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

STAR Composite Index: 62.5% Dow Jones U.S. Total Stock Market Index, 25% Barclays U.S. Aggregate Bond Index, and 12.5% Citigroup Three-Month U.S. Treasury Bill Index through December 31, 2002; 50% Dow Jones U.S. Total Stock Market Index, 25% Barclays U.S. Aggregate Bond Index, 12.5% Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through April 22, 2005; 50% MSCI US Broad Market Index, 25% Barclays U.S. Aggregate Bond Index, 12.5% Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through September 30, 2010; and 43.75% MSCI US Broad Market Index, 25% Barclays U.S. Aggregate Bond Index, 12.5% Barclays U.S. 1–5 Year Credit Bond Index, and 18.75% MSCI All Country World Index ex USA thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q560 122013

Annual Report | October 31, 2013
Vanguard LifeStrategy® Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
LifeStrategy Income Fund.	9
LifeStrategy Conservative Growth Fund.	18
LifeStrategy Moderate Growth Fund.	27
LifeStrategy Growth Fund.	36
Your Fund’s After-Tax Returns.	47
About Your Fund’s Expenses.	49
Glossary.	51

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013
Total
Returns
Vanguard LifeStrategy Income Fund	3.88%
Income Composite Index	4.12
Income Composite Average	5.82
Vanguard LifeStrategy Conservative Growth Fund	9.18%
Conservative Growth Composite Index	9.39
Conservative Growth Composite Average	11.05
Vanguard LifeStrategy Moderate Growth Fund	14.66%
Moderate Growth Composite Index	14.91
Moderate Growth Composite Average	16.49
Vanguard LifeStrategy Growth Fund	20.34%
Growth Composite Index	20.62
Growth Composite Average	22.15
For a benchmark description, see the Glossary.
Composite Averages: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Chairman’s Letter

Dear Shareholder,

U.S. and international stock markets produced exceptionally strong gains for the fiscal year ended October 31, 2013. Bonds were another story, with many fixed income categories finishing in negative territory.

Despite weakness in global bond markets, the four Vanguard LifeStrategy Funds produced positive returns ranging from about 4% to about 20%. The funds’ results were generally on par with their composite indexes but trailed the average return of their composite peer groups.

As you would expect, the funds with the heaviest allocation to stocks performed best in this environment. Short-term challenges notwithstanding, we continue to believe that bonds are a good cushion to equity market volatility, and that a higher allocation to bonds can reduce the total risk in your portfolio over the long term.

Amid uncertainty, U.S. stocks found a path to strong returns
U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31. Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, on the whole, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal government shutdown, the period as a whole was marked by uncertainty about

2

Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and that of U.S. stocks may seem surprising—but Vanguard research has shown a weak relationship over the long term between a nation’s economic growth and its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Bond returns sagged as investors kept a close eye on the Fed
With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year U.S. Treasury note closed at 2.54%, down from 2.63% at September’s close but up from 1.69% at the end of the previous fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained between 0% and 0.25%, severely limiting the returns of money market funds and savings accounts.

Underlying stock funds’ strength tempered bond funds’ decline
Each of the four LifeStrategy Funds consists of a broadly diversified, index-based portfolio of domestic and international stocks and bonds. Because each of these “funds of funds” has a different risk profile, investors can select the portfolio that best fits their risk tolerance and long-term investment goals.

How each of the LifeStrategy Funds performed over the 12 months was largely influenced by its level of exposure to stocks. The LifeStrategy Growth Fund, with its allocation of about 80% stocks and 20% bonds, returned about 20%—its best fiscal year result in a decade. In contrast, the LifeStrategy Income Fund—the most conservative fund in the series, with about 20% stocks and 80% bonds—returned about 4%, compared with about 6% for the previous fiscal year. The results of the two other LifeStrategy Funds fell in between.

Each fund invests in four underlying funds—two stock index funds and two bond index funds. Among those, Vanguard Total Stock Market Index Fund was the

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
LifeStrategy Income Fund	0.14%	0.99%
LifeStrategy Conservative Growth Fund	0.15	1.07
LifeStrategy Moderate Growth Fund	0.16	1.14
LifeStrategy Growth Fund	0.17	1.21

The fund expense figures shown—drawn from the prospectus dated August 12, 2013—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Funds invest. The LifeStrategy Funds do not charge any expenses or fees of their own. For the fiscal year ended October 31, 2013, the annualized acquired fund fees and expenses were 0.14% for the LifeStrategy Income Fund, 0.15% for the LifeStrategy Conservative Growth Fund, 0.16% for the LifeStrategy Moderate Growth Fund, and 0.17% for the LifeStrategy Growth Fund.

Peer groups are the composites listed on page 1. Their expense figures are derived by applying the appropriate allocations to average expense ratios of these mutual fund peer groups: fixed income funds, general equity funds, and international funds. Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

4

standout; its return of about 29% reflected the double-digit, across-the-board gains for U.S. stocks. (The returns of the underlying index funds in this letter are for Investor Shares.) Financials were particularly strong as slight improvements in the economy and investor confidence boosted the stocks of large banks and financial services companies.

Vanguard Total International Stock Index Fund produced a robust 20% return for the 12 months, buoyed largely by the strength of Europe’s developed markets.

The two underlying bond funds fared less well. That dampened returns for the more conservative LifeStrategy Funds—the Income Fund and the LifeStrategy Conservative Growth Fund, which have the largest allocations to bonds.

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
LifeStrategy Income Fund	4.89%
Income Composite Index	5.29
Income Composite Average	4.64

LifeStrategy Conservative Growth Fund	5.66%
Conservative Growth Composite Index	5.99
Conservative Growth Composite Average	5.31

LifeStrategy Moderate Growth Fund	6.52%
Moderate Growth Composite Index	6.90
Moderate Growth Composite Average	6.30

LifeStrategy Growth Fund	7.00%
Growth Composite Index	7.39
Growth Composite Average	6.78
For a benchmark description, see the Glossary.
Composite Averages: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Vanguard Total Bond Market II Index Fund returned –1.37% for the fiscal year. Although returns in the U.S. bond market were positive for the first half of the period, prices fell in the second half as interest rates rose amid concerns about the future of the Fed’s $85-billion-a-month bond-buying program. Vanguard Total International Bond Index Fund, which was added to the LifeStrategy Funds on May 31, 2013, did slightly better, though it lacked a full year’s result. For the partial period, it returned 0.50%.

The funds have kept evolving amid robust long-term results
For the decade ended October 31, 2013, the returns of the LifeStrategy Funds ranged from about 5% for the Income Fund to about 7% for the Growth Fund. Each fund’s average annual return exceeded that of its peer group.

The quality of the underlying index funds has been crucial to the LifeStrategy Funds’ strong records. Skilled portfolio construction and management by Vanguard’s Equity Investment Group and Fixed Income Group have enabled the underlying index funds to successfully track their benchmarks over the ten years while keeping the associated costs low. (The LifeStrategy Funds themselves do not charge any management expenses.)

These groups have also helped the LifeStrategy Funds keep evolving. Over the past two years, the funds have adopted an all-index approach and further diversified their portfolios by adding an international bond component. As I’ve mentioned in previous letters, these changes are intended to provide several benefits to investors: a simpler portfolio design, lower costs, more transparency, and a more predictable risk profile.

The case for adding non-U.S. bonds in a diversified portfolio
Vanguard’s investment principles, which you can see on the inside front cover, don’t change in response to the latest fads. Occasionally, however, we do adjust our asset allocation guidelines for long-term strategic reasons, but only after formal and thorough deliberation. A case in point is our decision to launch Vanguard Total International Bond Fund and include it in Vanguard’s all-in-one funds, including the LifeStrategy Funds.

Bonds issued by governments, corporations, and other entities outside the United States have long been a meaningful slice of worldwide capital markets. Consistent with Vanguard’s belief in balance, diversification, and broad market exposure, it would have been theoretically appropriate to offer an international bond fund before now. However, the many practical obstacles to buying non-U.S. bonds—including illiquidity, high trading and currency-hedging costs, and difficulties in navigating foreign credit markets—kept them absent from our fund lineup.

6

That changed with the recent growth and maturation of bond markets abroad, accompanied by lower currency-hedging costs, further globalization of businesses, greater capital flows, and better information access. In 2000, non-U.S. bonds constituted less than 20% of the world’s capital markets. By year-end 2012, they had grown to approximately 33%, the largest global asset class and well ahead of international stocks (24%), U.S. bonds (22%), and U.S. stocks (21%).

Greater market size and lower barriers to access aren’t sufficient to merit adding international bonds to a portfolio. To serve as a core asset class, they should demonstrate a beneficial role. Vanguard research has shown that international bonds—when currency exposure is appropriately hedged—have the potential to reduce the overall volatility of portfolio returns, providing a diversification benefit similar to that expected from international stocks. (You can read more in Global Fixed Income: Considerations for U.S. Investors, available at vanguard.com/research.)

Of course, an appropriate allocation to international bonds depends on each investor’s circumstances. We believe a suitable starting point is to consider allocating 20% of your fixed income holdings to foreign bonds.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2013

7

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard LifeStrategy Income Fund	$14.73	$14.47	$0.293	$0.514
Vanguard LifeStrategy Conservative Growth
Fund	$17.21	$18.04	$0.367	$0.336
Vanguard LifeStrategy Moderate Growth Fund	$20.84	$22.90	$0.522	$0.367
Vanguard LifeStrategy Growth Fund	$23.36	$27.07	$0.631	$0.266

8

LifeStrategy Income Fund

Fund Profile
As of October 31, 2013

Total Fund Characteristics
Ticker Symbol	VASIX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	63.8%
Vanguard Total International Bond Index
Fund Investor Shares	15.9
Vanguard Total Stock Market Index Fund
Investor Shares	14.2
Vanguard Total International Stock Index
Fund Investor Shares	6.1

Total Fund Volatility Measures
		Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.98	0.16
Beta	1.04	0.49

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Income Fund invests. The LifeStrategy Income Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2013, the annualized acquired fund fees and expenses were 0.14%.

9

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Income Fund	3.88%	7.38%	4.89%	$16,126
Income Composite Index	4.12	7.77	5.29	16,747
Income Composite Average	5.82	7.98	4.64	15,738
Barclays U.S. Aggregate Bond Index	-1.08	6.09	4.78	15,945

For a benchmark description, see the Glossary.
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

LifeStrategy Income Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Income Fund	9/30/1994	2.31%	5.59%	3.32%	1.52%	4.84%

11

LifeStrategy Income Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (14.2%)
Vanguard Total Stock Market Index Fund Investor Shares	9,286,325	412,499
International Stock Fund (6.1%)
Vanguard Total International Stock Index Fund Investor Shares	10,670,912	177,884
U.S. Bond Fund (63.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	173,999,276	1,851,352
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Investor Shares	46,311,189	462,649
Total Investment Companies (Cost $2,719,785)		2,904,384
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.120% (Cost $341)	341,355	341
Total Investments (100.0%) (Cost $2,720,126)		2,904,725
Other Assets and Liabilities (0.0%)
Other Assets		18,652
Liabilities		(19,399)
		(747)
Net Assets (100%)
Applicable to 200,708,321 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,903,978
Net Asset Value Per Share		$14.47

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,698,235
Undistributed Net Investment Income	5,127
Accumulated Net Realized Gains	16,017
Unrealized Appreciation (Depreciation)	184,599
Net Assets	2,903,978

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

LifeStrategy Income Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Income Distributions Received	57,320
Net Investment Income—Note B	57,320
Realized Net Gain (Loss)
Capital Gain Distributions Received	12,335
Investment Securities Sold	15,221
Realized Net Gain (Loss)	27,556
Change in Unrealized Appreciation (Depreciation) of Investment Securities	20,958
Net Increase (Decrease) in Net Assets Resulting from Operations	105,834

See accompanying Notes, which are an integral part of the Financial Statements.

13

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,320	62,960
Realized Net Gain (Loss)	27,556	120,580
Change in Unrealized Appreciation (Depreciation)	20,958	(24,626)
Net Increase (Decrease) in Net Assets Resulting from Operations	105,834	158,914
Distributions
Net Investment Income	(56,814)	(62,712)
Realized Capital Gain[1]	(96,843)	(15,963)
Total Distributions	(153,657)	(78,675)
Capital Share Transactions
Issued	794,899	677,994
Issued in Lieu of Cash Distributions	145,921	74,104
Redeemed	(739,101)	(483,851)
Net Increase (Decrease) from Capital Share Transactions	201,719	268,247
Total Increase (Decrease)	153,896	348,486
Net Assets
Beginning of Period	2,750,082	2,401,596
End of Period[2]	2,903,978	2,750,082

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $11,681,000 and $7,983,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $5,127,000 and $4,621,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

LifeStrategy Income Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.73	$14.28	$14.15	$13.20	$12.13
Investment Operations
Net Investment Income	. 294.353		.357	.388	.440
Capital Gain Distributions Received	.064	.116	.059	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.189	.429	.109	.954	1.081
Total from Investment Operations	.547	.898	.525	1.342	1.521
Distributions
Dividends from Net Investment Income	(.293)	(.354)	(. 361)	(. 392)	(. 451)
Distributions from Realized Capital Gains	(.514)	(.094)	(.034)	—	—
Total Distributions	(.807)	(.448)	(. 395)	(. 392)	(. 451)
Net Asset Value, End of Period	$14.47	$14.73	$14.28	$14.15	$13.20

Total Return[1]	3.88%	6.41%	3.77%	10.32%	12.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,904	$2,750	$2,402	$2,251	$1,784
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.18%	0.18%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.04%	2.45%	2.52%	2.89%	3.55%
Portfolio Turnover Rate	25%	8%[2]	43%[3]	9%	27% [4]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard
Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
3 Excludes the value of mutual fund shares delivered and bonds received in connection with a change in the fund’s bond investments from
Vanguard Short-Term Investment-Grade Fund to individual bonds because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

15

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

16

LifeStrategy Income Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $6,093,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2013, the fund had $7,844,000 of ordinary income and $13,913,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $2,720,738,000. Net unrealized appreciation of investment securities for tax purposes was $183,987,000, consisting of unrealized gains of $194,121,000 on securities that had risen in value since their purchase and $10,134,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $833,107,000 of investment securities and sold $707,810,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	55,302	46,801
Issued in Lieu of Cash Distributions	10,271	5,160
Redeemed	(51,550)	(33,439)
Net Increase (Decrease) in Shares Outstanding	14,023	18,522

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

17

LifeStrategy Conservative Growth Fund

Fund Profile
As of October 31, 2013

Total Fund Characteristics
Ticker Symbol	VSCGX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	47.8%
Vanguard Total Stock Market Index Fund
Investor Shares	28.2
Vanguard Total International Stock Index
Fund Investor Shares	12.1
Vanguard Total International Bond Index
Fund Investor Shares	11.9

Total Fund Volatility Measures
	Conservative
	Growth	DJ U.S.
	Composite	Total Market
	Index	FA Index
R-Squared	0.99	0.88
Beta	1.03	0.42

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Conservative Growth Fund invests. The LifeStrategy Conservative Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2013, the annualized acquired fund fees and expenses were 0.15%.

18

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Conservative Growth
Fund	9.18%	9.31%	5.66%	$17,343
Conservative Growth Composite
Index	9.39	9.53	5.99	17,884
Conservative Growth Composite
Average	11.05	9.48	5.31	16,770
Dow Jones U.S. Total Stock Market
Float Adjusted Index	28.86	16.01	8.13	21,850

For a benchmark description, see the Glossary.
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

19

LifeStrategy Conservative Growth Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Conservative
Growth Fund	9/30/1994	6.63%	6.58%	2.97%	2.72%	5.69%

20

LifeStrategy Conservative Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (28.2%)
Vanguard Total Stock Market Index Fund Investor Shares	54,945,758	2,440,691

International Stock Fund (12.1%)
Vanguard Total International Stock Index Fund Investor Shares	62,791,794	1,046,739

U.S. Bond Fund (47.7%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	387,675,761	4,124,870

International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Investor Shares	103,242,933	1,031,397
Total Investment Companies (100.0%) (Cost $7,341,233)		8,643,697
Other Assets and Liabilities (0.0%)
Other Assets		34,093
Liabilities		(34,092)
		1
Net Assets (100%)
Applicable to 479,179,918 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,643,698
Net Asset Value Per Share		$18.04

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,285,552
Undistributed Net Investment Income	11,569
Accumulated Net Realized Gains	44,113
Unrealized Appreciation (Depreciation)	1,302,464
Net Assets	8,643,698

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

21

LifeStrategy Conservative Growth Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Income Distributions Received	168,167
Net Investment Income—Note B	168,167
Realized Net Gain (Loss)
Capital Gain Distributions Received	24,926
Investment Securities Sold	38,020
Realized Net Gain (Loss)	62,946
Change in Unrealized Appreciation (Depreciation) of Investment Securities	468,118
Net Increase (Decrease) in Net Assets Resulting from Operations	699,231

See accompanying Notes, which are an integral part of the Financial Statements.

22

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	168,167	173,313
Realized Net Gain (Loss)	62,946	265,601
Change in Unrealized Appreciation (Depreciation)	468,118	84,431
Net Increase (Decrease) in Net Assets Resulting from Operations	699,231	523,345
Distributions
Net Investment Income	(165,826)	(172,618)
Realized Capital Gain[1]	(144,759)	(16,851)
Total Distributions	(310,585)	(189,469)
Capital Share Transactions
Issued	1,785,061	1,502,772
Issued in Lieu of Cash Distributions	302,416	183,865
Redeemed	(1,191,180)	(1,214,826)
Net Increase (Decrease) from Capital Share Transactions	896,297	471,811
Total Increase (Decrease)	1,284,943	805,687
Net Assets
Beginning of Period	7,358,755	6,553,068
End of Period[2]	8,643,698	7,358,755

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $13,355,000 and $16,851,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $11,569,000 and $9,228,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

LifeStrategy Conservative Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.21	$16.40	$16.20	$14.81	$13.46
Investment Operations
Net Investment Income	. 369	. 421.374		.406	.439
Capital Gain Distributions Received	.055	.101	.049	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.109	.750	.179	1.392	1.359
Total from Investment Operations	1.533	1.272	.602	1.798	1.798
Distributions
Dividends from Net Investment Income	(.367)	(.420)	(.378)	(.408)	(.448)
Distributions from Realized Capital Gains	(.336)	(.042)	(. 024)	—	—
Total Distributions	(.703)	(.462)	(.402)	(.408)	(.448)
Net Asset Value, End of Period	$18.04	$17.21	$16.40	$16.20	$14.81

Total Return[1]	9.18%	7.88%	3.74%	12.30%	13.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,644	$7,359	$6,553	$6,316	$5,487
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.19%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.51%	2.27%	2.63%	3.23%
Portfolio Turnover Rate	19%	15%[2]	46%[3]	15%	29%[4]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard
Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
3 Excludes the value of mutual fund shares delivered and bonds received in connection with a change in the fund’s bond investments from
Vanguard Short-Term Investment-Grade Fund to individual bonds because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

24

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

25

LifeStrategy Conservative Growth Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $7,644,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2013, the fund had $28,769,000 of ordinary income and $28,138,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $7,342,457,000. Net unrealized appreciation of investment securities for tax purposes was $1,301,240,000, consisting of unrealized gains of $1,322,380,000 on securities that had risen in value since their purchase and $21,140,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $2,318,785,000 of investment securities and sold $1,537,680,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	102,130	89,306
Issued in Lieu of Cash Distributions	17,697	11,023
Redeemed	(68,210)	(72,369)
Net Increase (Decrease) in Shares Outstanding	51,617	27,960

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

26

LifeStrategy Moderate Growth Fund

Fund Profile
As of October 31, 2013

Total Fund Characteristics
Ticker Symbol	VSMGX
30-Day SEC Yield	2.11%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	42.1%
Vanguard Total Bond Market II Index Fund
Investor Shares	31.9
Vanguard Total International Stock Index
Fund Investor Shares	18.0
Vanguard Total International Bond Index
Fund Investor Shares	8.0

Total Fund Volatility Measures
	Moderate
	Growth	DJ U.S.
	Composite	Total Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.03	0.62

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Moderate Growth Fund invests. The LifeStrategy Moderate Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2013, the annualized acquired fund fees and expenses were 0.16%.

27

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Moderate Growth Fund	14.66%	11.20%	6.52%	$18,807
Moderate Growth Composite Index	14.91	11.61	6.90	19,483
Moderate Growth Composite
Average	16.49	12.10	6.30	18,422
Dow Jones U.S. Total Stock Market
Float Adjusted Index	28.86	16.01	8.13	21,850

For a benchmark description, see the Glossary.

Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

28

LifeStrategy Moderate Growth Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Moderate
Growth Fund	9/30/1994	10.97%	7.52%	2.69%	3.93%	6.62%

29

LifeStrategy Moderate Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (42.1%)
Vanguard Total Stock Market Index Fund Investor Shares	101,774,983	4,520,845

International Stock Fund (18.0%)
Vanguard Total International Stock Index Fund Investor Shares	115,937,616	1,932,680

U.S. Bond Fund (31.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	321,645,303	3,422,306

International Bond Fund (8.0%)
Vanguard Total International Bond Index Fund Investor Shares	85,582,669	854,971
Total Investment Companies (Cost $8,059,711)		10,730,802
Other Assets and Liabilities (0.0%)
Other Assets		33,944
Liabilities		(36,556)
		(2,612)
Net Assets (100%)
Applicable to 468,479,676 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,728,190
Net Asset Value Per Share		$22.90

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,971,177
Undistributed Net Investment Income	56,027
Accumulated Net Realized Gains	29,895
Unrealized Appreciation (Depreciation)	2,671,091
Net Assets	10,728,190

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

30

LifeStrategy Moderate Growth Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Income Distributions Received	211,185
Net Investment Income—Note B	211,185
Realized Net Gain (Loss)
Capital Gain Distributions Received	19,668
Investment Securities Sold	30,938
Realized Net Gain (Loss)	50,606
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,055,473
Net Increase (Decrease) in Net Assets Resulting from Operations	1,317,264

See accompanying Notes, which are an integral part of the Financial Statements.

31

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	211,185	215,324
Realized Net Gain (Loss)	50,606	290,921
Change in Unrealized Appreciation (Depreciation)	1,055,473	232,699
Net Increase (Decrease) in Net Assets Resulting from Operations	1,317,264	738,944
Distributions
Net Investment Income	(225,479)	(182,905)
Realized Capital Gain[1]	(154,014)	(12,345)
Total Distributions	(379,493)	(195,250)
Capital Share Transactions
Issued	2,064,057	1,582,811
Issued in Lieu of Cash Distributions	372,474	191,361
Redeemed	(1,432,254)	(1,630,076)
Net Increase (Decrease) from Capital Share Transactions	1,004,277	144,096
Total Increase (Decrease)	1,942,048	687,790
Net Assets
Beginning of Period	8,786,142	8,098,352
End of Period[2]	10,728,190	8,786,142

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $10,911,000 and $12,345,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $56,027,000 and $70,321,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

LifeStrategy Moderate Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.84	$19.54	$19.22	$17.16	$15.56
Investment Operations
Net Investment Income	. 475.515		.406	.431	.450
Capital Gain Distributions Received	.044	.081	.042	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.430	1.173	.350	2.023	1.632
Total from Investment Operations	2.949	1.769	.798	2.454	2.082
Distributions
Dividends from Net Investment Income	(.522)	(.439)	(.448)	(.394)	(.482)
Distributions from Realized Capital Gains	(.367)	(.030)	(.030)	—	—
Total Distributions	(.889)	(.469)	(.478)	(.394)	(.482)
Net Asset Value, End of Period	$22.90	$20.84	$19.54	$19.22	$17.16

Total Return[1]	14.66%	9.25%	4.14%	14.50%	13.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,728	$8,786	$8,098	$8,049	$7,626
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.19%	0.19%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.56%	2.05%	2.37%	2.89%
Portfolio Turnover Rate	15%	15%[2]	32%	17%	25%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard
Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

33

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

34

LifeStrategy Moderate Growth Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $11,015,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2013, the fund had $65,139,000 of ordinary income and $21,794,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $8,060,722,000. Net unrealized appreciation of investment securities for tax purposes was $2,670,080,000, consisting of unrealized gains of $2,686,791,000 on securities that had risen in value since their purchase and $16,711,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $2,262,422,000 of investment securities and sold $1,411,459,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	95,400	78,549
Issued in Lieu of Cash Distributions	18,066	9,879
Redeemed	(66,583)	(81,209)
Net Increase (Decrease) in Shares Outstanding	46,883	7,219

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

35

LifeStrategy Growth Fund

Fund Profile
As of October 31, 2013

Total Fund Characteristics
Ticker Symbol	VASGX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	56.1%
Vanguard Total International Stock Index
Fund Investor Shares	24.2
Vanguard Total Bond Market II Index Fund
Investor Shares	15.8
Vanguard Total International Bond Index
Fund Investor Shares	3.9

Total Fund Volatility Measures
	Growth	DJ U.S.
	Composite	Total Market
	Index	FA Index
R-Squared	1.00	0.96
Beta	1.02	0.85

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Growth Fund invests. The LifeStrategy Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2013, the annualized acquired fund fees and expenses were 0.17%.

36

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Growth Fund	20.34%	12.75%	7.00%	$19,680
Growth Composite Index	20.62	13.15	7.39	20,394
Growth Composite Average	22.15	13.41	6.78	19,278
Dow Jones U.S. Total Stock Market
Float Adjusted Index	28.86	16.01	8.13	21,850

For a benchmark description, see the Glossary.
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

37

LifeStrategy Growth Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Growth Fund	9/30/1994	15.53%	8.02%	2.31%	4.87%	7.18%

38

LifeStrategy Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (56.1%)
Vanguard Total Stock Market Index Fund Investor Shares	123,453,528	5,483,806
International Stock Fund (24.2%)
Vanguard Total International Stock Index Fund Investor Shares	141,899,460	2,365,464
U.S. Bond Fund (15.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	145,416,661	1,547,233
International Bond Fund (3.9%)
Vanguard Total International Bond Index Fund Investor Shares	38,679,722	386,411
Total Investment Companies (Cost $6,821,144)		9,782,914
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.120% (Cost $111)	111,408	111
Total Investments (100.0%) (Cost $6,821,255)		9,783,025
Other Assets and Liabilities (0.0%)
Other Assets		18,155
Liabilities		(13,786)
		4,369
Net Assets (100%)
Applicable to 361,573,769 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,787,394
Net Asset Value Per Share		$27.07

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	6,759,620
Undistributed Net Investment Income	46,612
Accumulated Net Realized Gains	19,392
Unrealized Appreciation (Depreciation)	2,961,770
Net Assets	9,787,394

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

39

LifeStrategy Growth Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Income Distributions Received	197,239
Net Investment Income—Note B	197,239
Realized Net Gain (Loss)
Capital Gain Distributions Received	8,780
Investment Securities Sold	22,116
Realized Net Gain (Loss)	30,896
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,382,311
Net Increase (Decrease) in Net Assets Resulting from Operations	1,610,446

See accompanying Notes, which are an integral part of the Financial Statements.

40

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	197,239	198,472
Realized Net Gain (Loss)	30,896	164,940
Change in Unrealized Appreciation (Depreciation)	1,382,311	389,933
Net Increase (Decrease) in Net Assets Resulting from Operations	1,610,446	753,345
Distributions
Net Investment Income	(214,446)	(159,047)
Realized Capital Gain[1]	(88,505)	(5,764)
Total Distributions	(302,951)	(164,811)
Capital Share Transactions
Issued	1,431,019	991,005
Issued in Lieu of Cash Distributions	298,387	162,325
Redeemed	(1,048,380)	(1,313,781)
Net Increase (Decrease) from Capital Share Transactions	681,026	(160,451)
Total Increase (Decrease)	1,988,521	428,083
Net Assets
Beginning of Period	7,798,873	7,370,790
End of Period[2]	9,787,394	7,798,873

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $4,658,000 and $5,764,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $46,612,000 and $63,819,000.

See accompanying Notes, which are an integral part of the Financial Statements.

41

LifeStrategy Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.36	$21.61	$21.28	$18.66	$16.86
Investment Operations
Net Investment Income	. 569	. 587.401		.417	.423
Capital Gain Distributions Received	.025	.045	.018	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	4.013	1.603	.364	2.573	1.818
Total from Investment Operations	4.607	2.235	.783	2.990	2.241
Distributions
Dividends from Net Investment Income	(.631)	(.468)	(.444)	(.370)	(.441)
Distributions from Realized Capital Gains	(.266)	(.017)	(.009)	—	—
Total Distributions	(.897)	(.485)	(. 453)	(.370)	(.441)
Net Asset Value, End of Period	$27.07	$23.36	$21.61	$21.28	$18.66

Total Return[1]	20.34%	10.56%	3.63%	16.21%	13.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,787	$7,799	$7,371	$7,431	$6,621
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.20%	0.20%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.27%	2.61%	1.79%	2.09%	2.57%
Portfolio Turnover Rate	9%	10%[2]	22%	11%	12%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard
Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

42

LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

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LifeStrategy Growth Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,929,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2013, the fund had $54,070,000 of ordinary income and $12,503,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $6,821,824,000. Net unrealized appreciation of investment securities for tax purposes was $2,961,201,000, consisting of unrealized gains of $2,968,814,000 on securities that had risen in value since their purchase and $7,613,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $1,320,097,000 of investment securities and sold $738,401,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	57,177	44,127
Issued in Lieu of Cash Distributions	12,692	7,599
Redeemed	(42,191)	(58,844)
Net Increase (Decrease) in Shares Outstanding	27,678	(7,118)

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (constituting separate portfolios of Vanguard STAR Funds, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 12, 2013

45

Special 2013 tax information (unaudited) for Vanguard LifeStrategy Funds

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	90,301
LifeStrategy Conservative Growth Fund	136,198
LifeStrategy Moderate Growth Fund	150,898
LifeStrategy Growth Fund	87,629

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	11,986
LifeStrategy Conservative Growth Fund	66,005
LifeStrategy Moderate Growth Fund	124,862
LifeStrategy Growth Fund	153,372

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
LifeStrategy Income Fund	11.4%
LifeStrategy Conservative Growth Fund	21.2
LifeStrategy Moderate Growth Fund	32.7
LifeStrategy Growth Fund	43.0

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
LifeStrategy Income Fund	5,418	306
LifeStrategy Conservative Growth Fund	30,215	1,707
LifeStrategy Moderate Growth Fund	54,339	3,070
LifeStrategy Growth Fund	65,107	3,678

Shareholders will receive more detailed information with their Form 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2013
	One	Five	Ten
	Year	Years	Years
LifeStrategy Income Fund
Returns Before Taxes	3.88%	7.38%	4.89%
Returns After Taxes on Distributions	2.49	6.26	3.70
Returns After Taxes on Distributions and Sale of Fund Shares	3.22	5.50	3.48

	One	Five	Ten
	Year	Years	Years
LifeStrategy Conservative Growth Fund
Returns Before Taxes	9.18%	9.31%	5.66%
Returns After Taxes on Distributions	8.08	8.39	4.72
Returns After Taxes on Distributions and Sale of Fund Shares	5.91	7.12	4.22

	One	Five	Ten
	Year	Years	Years
LifeStrategy Moderate Growth Fund
Returns Before Taxes	14.66%	11.20%	6.52%
Returns After Taxes on Distributions	13.58	10.42	5.77
Returns After Taxes on Distributions and Sale of Fund Shares	9.12	8.75	5.05

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Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2013
	One	Five	Ten
	Year	Years	Years
LifeStrategy Growth Fund
Returns Before Taxes	20.34%	12.75%	7.00%
Returns After Taxes on Distributions	19.39	12.17	6.49
Returns After Taxes on Distributions and Sale of Fund Shares	12.29	10.14	5.60

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each LifeStrategy Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

49

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2013	10/31/2013	Period
Based on Actual Fund Return
LifeStrategy Income Fund	$1,000.00	$1,003.59	$0.76
LifeStrategy Conservative Growth Fund	$1,000.00	$1,028.30	$0.82
LifeStrategy Moderate Growth Fund	$1,000.00	$1,052.64	$0.88
LifeStrategy Growth Fund	$1,000.00	$1,077.83	$0.94
Based on Hypothetical 5% Yearly Return
LifeStrategy Income Fund	$1,000.00	$1,024.45	$0.77
LifeStrategy Conservative Growth Fund	$1,000.00	$1,024.40	$0.82
LifeStrategy Moderate Growth Fund	$1,000.00	$1,024.35	$0.87
LifeStrategy Growth Fund	$1,000.00	$1,024.30	$0.92

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the LifeStrategy Funds invest. The LifeStrategy Funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.15%, 0.16%, 0.17%, and 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Conservative Growth Composite Average: 60% fixed income funds average, 28% general equity funds average, and 12% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

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Conservative Growth Composite Index: Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% CRSP US Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 12% FTSE Global All Cap ex US Index as of June 3, 2013. In prior periods, the composite was 60% Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013; 40% Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, and 12% MSCI ACWI ex USA IMI Index through November 30, 2011; 40% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 35% MSCI US Broad Market Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through December 15, 2010; 40% Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Citigroup 3-Month Treasury Bill Index, and 5% MSCI EAFE Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Growth Composite Average: 56% general equity funds average, 24% international funds average, and 20% fixed income funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Growth Composite Index: Weighted 56% CRSP US Total Market Index, 24% FTSE Global All Cap ex US Index, 16% Barclays U.S. Aggregate Float Adjusted Index, and 4% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of June 3, 2013. In prior periods, the composite was 56% MSCI US Broad Market Index, 24% MSCI ACWI ex USA IMI Index, and 20% Barclays U.S. Aggregate Float Adjusted Index through June 2, 2013; 65% MSCI US Broad Market Index, 20% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 15% MSCI EAFE Index through December 15, 2010; and 65% Dow Jones U.S. Total Stock Market Index, 20% Barclays U.S. Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

Income Composite Average: 80% fixed income funds average, 14% general equity funds average, and 6% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

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Income Composite Index: Weighted 64% Barclays U.S. Aggregate Float Adjusted Index, 16% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 14% CRSP US Total Market Index, and 6% FTSE Global All Cap ex US Index as of June 3, 2013. In prior periods, the composite was 80% Barclays U.S. Aggregate Float Adjusted Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through June 2, 2013; 60% Barclays U.S. Aggregate Float Adjusted Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through November 30, 2011; 60% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 20% MSCI US Broad Market Index, and 20% Barclays U.S. 1–3 Year Credit Bond Index through December 15, 2010; 60% Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Barclays U.S. 1–3 Year Credit Bond Index through April 22, 2005; and 60% Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Citigroup 3-Month Treasury Bill Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Moderate Growth Composite Average: 42% general equity funds average, 40% fixed income funds average, and 18% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Moderate Growth Composite Index: Weighted 42% CRSP US Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of June 3, 2013. In prior periods, the composite was 42% MSCI US Broad Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013; 50% MSCI US Broad Market Index, 40% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 10% MSCI EAFE Index through December 15, 2010; and 50% Dow Jones U.S. Total Stock Market Index, 40% Barclays U.S. Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Valley Forge, PA 19482-2600

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All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
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© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q880 122013

Annual Report | October 31, 2013

Vanguard Total International
Stock Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	10
Financial Statements.	14
Your Fund’s After-Tax Returns.	37
About Your Fund’s Expenses.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard Total International Stock Index Fund
Investor Shares	20.37%
Admiral™ Shares	20.51
Signal® Shares	20.48
Institutional Shares	20.51
Institutional Plus Shares	20.54
ETF Shares
Market Price	20.35
Net Asset Value	20.50
Spliced Total International Stock Index	20.65
International Funds Average	22.79
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares, Institutional Shares, and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

International equity markets advanced strongly in the 12 months ended October 31, 2013, primarily driven by European and Japanese stocks.

For the fiscal year, Vanguard Total International Stock Index Fund returned 20.37% for Investor Shares—more than triple the 5.32% return a year earlier—with similar gains for its other share classes. The fund’s return was in line with that of its benchmark index but slightly behind the average return of its international peers.

If you own shares of the fund in a taxable account, you may wish to review the table of after-tax returns that appears later in this report.

Also, please note that on October 16, we announced plans to streamline Vanguard’s share-class offerings by phasing out Signal Shares. Your fund’s Signal Shares will be converted to Admiral Shares by October 2014.

Despite uncertainties, U.S. stocks found a path to strong returns
The strong returns from stock markets abroad were exceeded by the U.S. market, which overcame several challenges en route to an impressive gain of about 29% for the 12 months. Investors’ growing appetite for risk drove the rise, as corporate profit growth, in general, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal

2

government shutdown, the period as a whole was marked by uncertainty about Federal Reserve monetary policy and concern about the economy’s patchy growth. Nonetheless, as Vanguard’s chief economist, Joe Davis, noted, the U.S. economy continued to expand, albeit at a modest and uneven pace.

The disparity between the performances of the U.S. economy and U.S. stocks may seem surprising, but Vanguard research has shown a weak relationship over the long term between a nation’s economic growth and its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Bond returns sagged as investors kept a close eye on the Fed
With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year U.S. Treasury note closed at 2.54%, down from 2.63% at September’s close but up from 1.69% at the end of the previous fiscal year. (Bond yields and prices move in opposite directions.)

Municipal bonds returned –1.72%. Outside the United States, bond markets returned –1.95%, as measured by the Barclays Global Aggregate Index ex USD.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

The Fed’s target for short-term interest rates remained between 0% and 0.25%, severely limiting the returns of money market funds and savings accounts.

European, Pacific developed markets produced the strongest results
The Total International Stock Index Fund provides investors with broad exposure to developed markets outside the United States as well as to the world’s emerging markets. Three major market categories—developed markets in Europe and the Pacific region, as well as the emerging markets—account for the bulk of the fund’s holdings. For the fiscal year, the returns for these categories ranged from about 30% for European markets to about 7% for emerging markets.

Japan was the single biggest contributor to the fund’s performance. Investors applauded Prime Minister Shinzo Abe’s aggressive stimulus program, which aims to end the country’s deflation and revive the economy. The program has significantly weakened the yen, leading to a strong rally in the stocks of export-oriented companies, notably auto makers and equipment manufacturers. Japanese banks also have done well as asset prices have risen and the economy has improved. The fund’s holdings in Japan returned about 34% for the period. Other developed markets in the Pacific region turned in solid but less impressive results.

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	Admiral	Signal	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Plus Shares	Shares	Average
Total International Stock Index
Fund	0.22%	0.16%	0.16%	0.12%	0.10%	0.16%	1.33%

The fund expense ratios shown are from the prospectus dated August 12, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the fund’s expense ratios were 0.22% for Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.12% for Institutional Shares, 0.10% for Institutional Plus Shares, and 0.14% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: International Funds.

4

Despite Europe’s economic challenges, investors showed confidence in the European Central Bank’s plans to stabilize financial institutions and stimulate growth in the region as it emerges from recession. European holdings in the fund turned in double-digit returns for the fiscal year, led by the United Kingdom, France, and Switzerland. Even countries like Ireland, Italy, Spain, Greece, and Portugal, which were hurt most by the sovereign-debt crisis, returned about 30% or more for the 12 months.

Emerging-market stocks failed to keep pace with those of developed markets. Investors were disappointed by slower growth in emerging economies, including China and Brazil. China, the largest of the emerging markets, produced a positive return for the period but contributed less than one percentage point to the fund’s overall result. Brazil and India, two other large emerging markets, posted declines.

Canadian stocks, which accounted for about 7% of fund assets, on average, returned about 6%. Canada’s financial and industrial sectors did well, but its materials sector declined sharply, partly because of weaker global demand for commodities.

The fund has a strong record of tracking its benchmark index
Despite many challenges over the past decade, most recently Europe’s sovereign-debt crisis, international stocks posted solid gains. For the ten years ended October 31, 2013, Vanguard Total International Stock Index Fund delivered

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
Total International Stock Index Fund Investor Shares	8.15%
Spliced Total International Stock Index	8.23
International Funds Average	7.22
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

an average annual return of 8.15% for Investor Shares, which exceeded the yearly average for its peer group.

As you can see in the table on page 5, the fund closely tracked its benchmark index’s return over those years. Credit for this success goes to the investment advisor, Vanguard Equity Investment Group, whose experience and sophisticated portfolio tracking techniques enabled the fund to capture the returns of its benchmark while keeping the costs of doing that very low.

In challenging markets, index funds can be a solid portfolio foundation
As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are typically very low. The funds do so by investing in an entire market or by relying on a sophisticated market sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I use the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect, and be comfortable with, the extended periods of under-performance that such funds can undergo. The challenges of active investing help further clarify the potential benefits of indexing. Well-run index funds can offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2013

6

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total International Stock Index Fund
Investor Shares	$14.31	$16.67	$0.493	$0.000
Admiral Shares	23.94	27.89	0.852	0.000
Signal Shares	28.72	33.45	1.022	0.000
Institutional Shares	95.75	111.51	3.443	0.000
Institutional Plus Shares	95.77	111.53	3.467	0.000
ETF Shares	44.53	51.86	1.590	0.000

7

Total International Stock Index Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VGTSX	VTIAX	VTSGX	VTSNX	VTPSX	VXUS
Expense Ratio[1]	0.22%	0.16%	0.16%	0.12%	0.10%	0.16%

Portfolio Characteristics
			MSCI
		FTSE	AC
		Global	World
		All Cap ex	Index
	Fund	US Index	ex USA
Number of Stocks	5,527	5,336	1,813
Median Market Cap	$26.5B	$26.5B	$34.5B
Price/Earnings Ratio	17.8x	17.9x	17.4x
Price/Book Ratio	1.7x	1.7x	1.7x
Return on Equity	14.1%	14.1%	14.7%
Earnings Growth
Rate	6.9%	7.0%	6.8%
Dividend Yield	2.8%	2.8%	2.9%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		FTSE	AC
		Global	World
		All Cap ex	Index
	Fund	US Index	ex USA
Basic Materials	8.7%	8.7%	8.5%
Consumer Goods	15.1	15.2	14.5
Consumer Services	8.2	8.2	7.2
Financials	26.3	26.0	26.1
Health Care	6.8	6.9	7.0
Industrials	13.6	13.7	12.0
Oil & Gas	8.6	8.6	9.0
Other	0.0	0.0	1.9
Technology	4.3	4.3	4.9
Telecommunications	5.0	5.0	5.4
Utilities	3.4	3.4	3.5

Volatility Measures
	Spliced	MSCI AC
	Total	World
	International	Index
	Stock Index	ex USA
R-Squared	0.98	0.98
Beta	1.00	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nestle SA	Food Products	1.1%
Royal Dutch Shell plc	Integrated Oil & Gas	1.0
HSBC Holdings plc	Banks	1.0
Roche Holding AG	Pharmaceuticals	0.9
Novartis AG	Pharmaceuticals	0.9
BHP Billiton Ltd.	General Mining	0.9
Vodafone Group plc	Mobile
	Telecommunications	0.9
Toyota Motor Corp.	Automobiles	0.8
Samsung Electronics Co. Consumer
Ltd.	Electronics	0.7
BP plc	Integrated Oil & Gas	0.7
Top Ten		8.9%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated August 12, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.22% for Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.12% for Institutional Shares, 0.10% for Institutional Plus Shares, and 0.14% for ETF Shares.

8

Total International Stock Index Fund

Market Diversification (% of equity exposure)
		FTSE	MSCI AC
		Global	World
		All Cap ex	Index
	Fund	US Index	ex USA
Europe
United Kingdom	15.7%	15.6%	15.6%
France	6.4	6.3	6.8
Germany	6.1	6.1	6.3
Switzerland	6.0	6.0	6.4
Spain	2.2	2.2	2.4
Sweden	2.2	2.2	2.3
Netherlands	2.0	2.0	2.2
Italy	1.7	1.8	1.6
Other	3.8	3.7	3.5
Subtotal	46.1%	45.9%	47.1%
Pacific
Japan	15.5%	15.5%	15.0%
Australia	5.8	5.8	5.8
South Korea	3.3	3.3	3.2
Hong Kong	2.4	2.4	2.3
Singapore	1.2	1.2	1.1
Other	0.1	0.2	0.1
Subtotal	28.3%	28.4%	27.5%
Emerging Markets
China	3.7%	3.7%	3.9%
Taiwan	2.8	2.8	2.5
Brazil	2.5	2.5	2.4
South Africa	1.6	1.6	1.6
India	1.5	1.5	1.3
Russia	1.1	1.1	1.3
Mexico	1.0	1.0	1.1
Other	3.8	4.0	3.8
Subtotal	18.0%	18.2%	17.9%
North America
Canada	7.1%	7.1%	7.1%
Middle East	0.5%	0.4%	0.4%

9

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total International Stock Index
Fund*Investor Shares	20.37%	12.02%	8.15%	$21,884
Spliced Total International Stock
Index	20.65	12.33	8.23	22,044
International Funds Average	22.79	11.88	7.22	20,076
MSCI All Country World Index ex
USA	20.80	12.99	8.95	23,566

For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/29/2010)	Investment
Total International Stock Index Fund Admiral
Shares	20.51%	7.33%	$12,294
Spliced Total International Stock Index	20.65	7.29	12,281
MSCI All Country World Index ex USA	20.80	7.74	12,432
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Total International Stock Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/30/2010)	Investment
Total International Stock Index Fund Signal
Shares	20.48%	7.74%	$12,429
Spliced Total International Stock Index	20.65	7.69	12,415
MSCI All Country World Index ex USA	20.80	8.15	12,567
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/29/2010)	Investment
Total International Stock Index Fund
Institutional Shares	20.51%	7.36%	$6,152,552
Spliced Total International Stock Index	20.65	7.28	6,139,110
MSCI All Country World Index ex USA	20.80	7.73	6,214,586
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(11/30/2010)	Investment
Total International Stock Index Fund
Institutional Plus Shares	20.54%	7.80%	$124,500,200
Spliced Total International Stock Index	20.65	7.69	124,147,834
MSCI All Country World Index ex USA	20.80	8.15	125,674,127
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(1/26/2011)	Investment
Total International Stock Index Fund
ETF Shares Net Asset Value	20.50%	4.40%	$11,264
Spliced Total International Stock Index	20.65	4.44	11,274
MSCI All Country World Index ex USA	20.80	4.87	11,404
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

11

Total International Stock Index Fund

Cumulative Returns of ETF Shares: January 26, 2011, Through October 31, 2013
		Since
	One	Inception
	Year	(1/26/2011)
Total International Stock Index Fund ETF Shares
iMarket Price	20.35%	12.72%
Total International Stock Index Fund ETF Shares
iNet Asset Value	20.50	12.64
Spliced Total International Stock Index	20.65	12.74
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

12

Total International Stock Index Fund

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/29/1996	17.06%	5.85%	8.46%
Admiral Shares	11/29/2010	17.14	—	6.26[1]
Signal Shares	11/30/2010	17.14	—	6.691
Institutional Shares	11/29/2010	17.16	—	6.31[1]
Institutional Plus Shares	11/30/2010	17.18	—	6.75[1]
ETF Shares	1/26/2011
Market Price		17.28	—	3.22[1]
Net Asset Value		17.14	—	3.23[1]
1 Return since inception.

13

Total International Stock Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		—	0.0%

Australia
Commonwealth Bank of Australia	8,357,998	601,799	0.6%
BHP Billiton Ltd.	16,668,449	589,288	0.5%
Westpac Banking Corp.	15,998,230	519,419	0.5%
Australia & New Zealand Banking Group Ltd.	14,108,292	451,472	0.4%
National Australia Bank Ltd.	11,933,552	398,831	0.4%
Australia—Other †		3,658,010	3.4%
		6,218,819	5.8%

[1]Austria †		265,644	0.2%

Belgium
Anheuser-Busch InBev NV	4,141,494	429,324	0.4%
Belgium—Other †		461,842	0.4%
		891,166	0.8%

Brazil †		2,705,387	2.5%

Canada
Royal Bank of Canada	7,467,608	501,493	0.5%
Toronto-Dominion Bank	4,789,098	439,293	0.4%
Bank of Nova Scotia	6,188,532	376,244	0.3%
Canada—Other †		6,326,812	5.9%
		7,643,842	7.1%

Chile †		390,011	0.4%

14

Total International Stock Index Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
China
	China Construction Bank Corp.	374,491,340	291,364	0.3%
	China Mobile Ltd.	27,026,000	280,845	0.3%
	Industrial & Commercial Bank of China Ltd.	374,043,760	262,214	0.3%
	Bank of China Ltd.	390,768,306	183,472	0.2%
	CNOOC Ltd.	83,496,000	169,828	0.2%
	PetroChina Co. Ltd.	109,396,000	124,578	0.1%
	China Petroleum & Chemical Corp.	132,472,400	107,237	0.1%
	China Life Insurance Co. Ltd.	38,636,000	101,991	0.1%
	China Overseas Land & Investment Ltd.	21,159,680	65,574	0.1%
	Agricultural Bank of China Ltd.	119,057,870	57,373	0.1%
	China Shenhua Energy Co. Ltd.	17,543,500	53,365	0.1%
	China Telecom Corp. Ltd.	83,744,000	43,744	0.1%
	China Resources Land Ltd.	9,938,000	28,789	0.1%
	Kunlun Energy Co. Ltd.	15,898,300	26,007	0.0%
	China Resources Power Holdings Co. Ltd.	9,811,600	25,684	0.0%
	PICC Property & Casualty Co. Ltd.	15,521,344	23,801	0.0%
	China Oilfield Services Ltd.	7,944,000	22,201	0.0%
	China CITIC Bank Corp. Ltd.	39,111,446	21,989	0.0%
	China Resources Enterprise Ltd.	6,176,000	21,873	0.0%
	Dongfeng Motor Group Co. Ltd.	15,078,000	21,318	0.0%
	China Merchants Holdings International Co. Ltd.	5,886,000	20,866	0.0%
	China Communications Construction Co. Ltd.	22,844,000	18,646	0.0%
	China Longyuan Power Group Corp.	13,092,000	15,063	0.0%
	China State Construction International Holdings Ltd.	8,563,442	14,429	0.0%
	Sinopharm Group Co. Ltd.	4,997,200	13,535	0.0%
	Guangzhou Automobile Group Co. Ltd.	11,289,883	13,385	0.0%
	China Coal Energy Co. Ltd.	21,210,000	13,015	0.0%
	China Railway Group Ltd.	19,811,000	11,187	0.0%
	China Resources Gas Group Ltd.	4,311,000	11,155	0.0%
	China Railway Construction Corp. Ltd.	9,652,300	10,587	0.0%
^	CITIC Pacific Ltd.	6,642,000	9,455	0.0%
1	People’s Insurance Co. Group of China Ltd.	19,162,000	9,052	0.0%
	Zhuzhou CSR Times Electric Co. Ltd.	2,413,000	8,661	0.0%
	China Communications Services Corp. Ltd.	13,105,600	8,033	0.0%
*,1	Sinopec Engineering Group Co. Ltd.	5,433,000	7,956	0.0%
	CSR Corp. Ltd.	9,526,000	7,938	0.0%
^,*	Aluminum Corp. of China Ltd.	19,942,000	7,374	0.0%
	China Resources Cement Holdings Ltd.	9,781,845	6,545	0.0%
	Franshion Properties China Ltd.	18,828,000	6,541	0.0%
*	China Taiping Insurance Holdings Co. Ltd.	4,173,400	6,510	0.0%
	Beijing Capital International Airport Co. Ltd.	9,134,000	6,441	0.0%
^,*	China COSCO Holdings Co. Ltd.	13,298,000	6,314	0.0%
	Air China Ltd.	9,008,000	6,145	0.0%
	China BlueChemical Ltd.	9,502,000	6,108	0.0%
	China Agri-Industries Holdings Ltd.	10,385,400	4,877	0.0%
	AviChina Industry & Technology Co. Ltd.	9,976,000	4,736	0.0%
^	Sinopec Kantons Holdings Ltd.	4,940,000	4,507	0.0%
	Sinopec Shanghai Petrochemical Co. Ltd.	17,031,000	4,498	0.0%
^	China Power International Development Ltd.	10,735,000	4,207	0.0%
*,1	China Galaxy Securities Co. Ltd.	5,522,000	3,759	0.0%
	Dah Chong Hong Holdings Ltd.	4,374,000	3,713	0.0%
	China Southern Airlines Co. Ltd.	8,802,000	3,243	0.0%
^,*	Angang Steel Co. Ltd.	5,192,000	3,143	0.0%
*	China Eastern Airlines Corp. Ltd.	7,846,000	2,711	0.0%

15

Total International Stock Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
* Metallurgical Corp. of China Ltd.	13,037,063	2,675	0.0%
^ Dongfang Electric Corp. Ltd.	1,639,000	2,637	0.0%
Huaneng Renewables Corp. Ltd.	6,830,000	2,633	0.0%
^ China Datang Corp. Renewable Power Co. Ltd.	11,354,000	2,298	0.0%
Sinotrans Shipping Ltd.	6,685,500	2,199	0.0%
Sinotrans Ltd.	8,787,000	2,165	0.0%
Harbin Electric Co. Ltd.	3,312,000	2,080	0.0%
* CITIC Resources Holdings Ltd.	13,882,600	1,952	0.0%
China Merchants Property Development Co. Ltd. Class B	643,623	1,933	0.0%
^,* China Foods Ltd.	4,202,000	1,909	0.0%
Sinofert Holdings Ltd.	10,648,000	1,729	0.0%
^,* MMG Ltd.	7,652,000	1,705	0.0%
^ Yuexiu Transport Infrastructure Ltd.	3,222,000	1,695	0.0%
Cosco International Holdings Ltd.	3,272,000	1,412	0.0%
Shanghai Baosight Software Co. Ltd. Class B	578,670	1,046	0.0%
Minmetals Land Ltd.	5,930,000	849	0.0%
^,* China Machinery Engineering Corp.	960,000	656	0.0%
China—Other †		1,720,640	1.6%
		3,969,795	3.7%

Colombia †		177,030	0.2%

Czech Republic †		51,908	0.0%

Denmark
Novo Nordisk A/S Class B	2,018,876	336,249	0.3%
Denmark—Other †		610,700	0.6%
		946,949	0.9%

Egypt †		14,591	0.0%

Finland †		786,173	0.7%

France
Total SA	10,547,406	647,117	0.6%
Sanofi	5,942,841	633,647	0.6%
BNP Paribas SA	5,070,770	374,088	0.4%
France—Other †		5,212,217	4.8%
		6,867,069	6.4%
Germany
Bayer AG	4,293,713	532,647	0.5%
Siemens AG	4,115,972	525,991	0.5%
BASF SE	4,793,106	497,596	0.4%
Daimler AG	5,171,145	423,388	0.4%
Allianz SE	2,364,028	396,928	0.4%
SAP AG	4,640,832	363,157	0.3%
Germany—Other †		3,746,054	3.5%
		6,485,761	6.0%

Greece †		130,157	0.1%

Hong Kong
AIA Group Ltd.	62,535,445	317,545	0.2%
Hang Seng Bank Ltd.	3,943,350	65,727	0.1%

16

Total International Stock Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
BOC Hong Kong Holdings Ltd.	18,600,039	60,745	0.1%
China Travel International Inv HK	13,434,000	2,599	0.0%
^ CITIC Telecom International Holdings Ltd.	6,100,875	1,912	0.0%
Hong Kong—Other †		2,171,941	2.0%
		2,620,469	2.4%

Hungary †		62,983	0.1%

India
Nestle India Ltd.	118,540	10,800	0.0%
India—Other †		1,648,212	1.5%
		1,659,012	1.5%

Indonesia †		545,246	0.5%

Ireland †		280,478	0.3%

Israel
Osem Investments Ltd.	202,860	4,475	0.0%
Israel—Other †		386,509	0.4%
		390,984	0.4%
Italy
Eni SPA	12,790,031	324,701	0.3%
Italy—Other †		1,501,480	1.4%
		1,826,181	1.7%
Japan
Toyota Motor Corp.	13,753,956	891,782	0.8%
Mitsubishi UFJ Financial Group Inc.	73,462,002	467,826	0.4%
Honda Motor Co. Ltd.	9,311,293	371,827	0.4%
SoftBank Corp.	4,887,421	364,987	0.4%
Sumitomo Mitsui Financial Group Inc.	6,975,014	337,144	0.3%
Japan—Other †		14,248,336	13.2%
		16,681,902	15.5%

[1]Malaysia †		951,319	0.9%

Mexico †		1,036,377	1.0%

Morocco †		603	0.0%

Netherlands
Unilever NV	8,168,263	323,836	0.3%
Netherlands—Other †		1,782,344	1.6%
		2,106,180	1.9%

New Zealand †		161,919	0.1%

Norway †		714,998	0.7%

Other
2 Vanguard FTSE Emerging Markets ETF	4,796,416	200,826	0.2%
Other—Other †		1,247	0.0%
		202,073	0.2%

17

Total International Stock Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Peru †		59,737	0.1%

Philippines †		315,292	0.3%

Poland †		358,872	0.3%

Portugal †		148,831	0.1%

Russia †		1,220,153	1.1%

Singapore
^ Cosco Corp. Singapore Ltd.	4,942,513	3,116	0.0%
GMG Global Ltd.	12,624,000	1,026	0.0%
1 Singapore—Other †		1,261,320	1.2%
		1,265,462	1.2%

South Africa †		1,664,925	1.5%

South Korea
Samsung Electronics Co. Ltd.	505,845	697,590	0.7%
South Korea—Other †		2,842,454	2.6%
		3,540,044	3.3%
Spain
* Banco Santander SA	57,469,664	509,486	0.5%
* Telefonica SA	20,664,342	363,680	0.3%
Banco Bilbao Vizcaya Argentaria SA	29,546,130	345,305	0.3%
Spain—Other †		1,187,337	1.1%
		2,405,808	2.2%

Sweden †		2,378,826	2.2%

Switzerland
Nestle SA	16,748,167	1,208,949	1.1%
Roche Holding AG	3,648,069	1,008,820	1.0%
Novartis AG	12,091,197	938,550	0.9%
UBS AG	18,308,792	354,112	0.3%
Switzerland—Other †		2,927,466	2.7%
		6,437,897	6.0%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd.	103,824,063	382,650	0.3%
Taiwan—Other †		2,575,832	2.4%
		2,958,482	2.7%

Thailand †		627,907	0.6%

Turkey †		411,612	0.4%

United Arab Emirates †		97,913	0.1%

United Kingdom
HSBC Holdings plc	96,726,920	1,060,265	1.0%
Vodafone Group plc	252,952,003	926,510	0.9%
BP plc	97,869,090	759,725	0.7%

18

Total International Stock Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
GlaxoSmithKline plc	25,582,648	674,424	0.6%
Royal Dutch Shell plc Class A	16,584,635	552,353	0.5%
British American Tobacco plc	9,965,343	549,815	0.5%
Royal Dutch Shell plc Class B	13,063,392	452,258	0.4%
Diageo plc	13,083,925	417,086	0.4%
BG Group plc	17,670,917	360,484	0.4%
Barclays plc	83,469,582	351,198	0.3%
AstraZeneca plc	6,477,087	342,901	0.3%
BHP Billiton plc	10,966,387	338,409	0.3%
Rio Tinto plc	6,478,013	327,791	0.3%
* Lloyds Banking Group plc	251,098,949	310,561	0.3%
Royal Dutch Shell plc Class A (Amsterdam Shares)	3,141,112	104,634	0.1%
United Kingdom—Other †		9,074,271	8.4%
		16,602,685	15.4%
Total Common Stocks (Cost $93,121,456)		107,279,472	99.5%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4],5 Vanguard Market Liquidity Fund	0.120% 2,817,064,085	2,817,064	2.6%

6U.S. Government and Agency Obligations †		37,789	0.1%
Total Temporary Cash Investments (Cost $2,854,857)		2,854,853	2.7%[3]
Total Investments (Cost $95,976,313)		110,134,325	102.2%
Other Assets and Liabilities
Other Assets		414,110	0.4%
Liabilities[4]		(2,765,989)	(2.6%)
		(2,351,879)	(2.2%)
Net Assets		107,782,446	100.0%

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	94,547,865
Undistributed Net Investment Income	243,359
Accumulated Net Realized Losses	(1,188,956)
Unrealized Appreciation (Depreciation)
Investment Securities	14,158,012
Futures Contracts	15,790
Forward Currency Contracts	6,132
Foreign Currencies	244
Net Assets	107,782,446

19

Total International Stock Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 2,711,330,322 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	45,204,675
Net Asset Value Per Share—Investor Shares	$16.67

Admiral Shares—Net Assets
Applicable to 768,786,670 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	21,438,012
Net Asset Value Per Share—Admiral Shares	$27.89

Signal Shares—Net Assets
Applicable to 161,840,678 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,413,558
Net Asset Value Per Share—Signal Shares	$33.45

Institutional Shares—Net Assets
Applicable to 98,861,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,024,399
Net Asset Value Per Share—Institutional Shares	$111.51

Institutional Plus Shares—Net Assets
Applicable to 201,765,211 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	22,503,612
Net Asset Value Per Share—Institutional Plus Shares	$111.53

ETF Shares—Net Assets
Applicable to 42,385,781 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,198,190
Net Asset Value Per Share—ETF Shares	$51.86

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,238,856,000.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $33,485,000.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.2%, respectively, of net assets.
4 Includes $2,426,885,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Securities with a value of $26,241,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Total International Stock Index Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	2,675,609
Interest[2]	606
Securities Lending	80,073
Total Income	2,756,288
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,673
Management and Administrative—Investor Shares	68,247
Management and Administrative—Admiral Shares	17,153
Management and Administrative—Signal Shares	3,862
Management and Administrative—Institutional Shares	5,874
Management and Administrative—Institutional Plus Shares	7,965
Management and Administrative—ETF Shares	1,354
Marketing and Distribution—Investor Shares	9,406
Marketing and Distribution—Admiral Shares	2,613
Marketing and Distribution—Signal Shares	1,103
Marketing and Distribution—Institutional Shares	2,159
Marketing and Distribution—Institutional Plus Shares	3,921
Marketing and Distribution—ETF Shares	349
Custodian Fees	23,248
Auditing Fees	44
Shareholders’ Reports—Investor Shares	105
Shareholders’ Reports—Admiral Shares	82
Shareholders’ Reports—Signal Shares	28
Shareholders’ Reports—Institutional Shares	48
Shareholders’ Reports—Institutional Plus Shares	36
Shareholders’ Reports—ETF Shares	17
Trustees’ Fees and Expenses	113
Total Expenses	152,400
Net Investment Income	2,603,888
Realized Net Gain (Loss)
Investment Securities Sold[2]	556,511
Futures Contracts	101,799
Foreign Currencies and Forward Currency Contracts	(36,892)
Realized Net Gain (Loss)	621,418
Change in Unrealized Appreciation (Depreciation)
Investment Securities	13,818,328
Futures Contracts	16,235
Foreign Currencies and Forward Currency Contracts	10,481
Change in Unrealized Appreciation (Depreciation)	13,845,044
Net Increase (Decrease) in Net Assets Resulting from Operations	17,070,350

1 Dividends are net of foreign withholding taxes of $163,250,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $6,056,000, $560,000, and
$5,501,000, respectively.
See accompanying Notes, which are an integral part of the Financial Statements.
21

Total International Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,603,888	2,116,154
Realized Net Gain (Loss)	621,418	95,598
Change in Unrealized Appreciation (Depreciation)	13,845,044	1,836,218
Net Increase (Decrease) in Net Assets Resulting from Operations	17,070,350	4,047,970
Distributions
Net Investment Income
Investor Shares	(1,309,409)	(1,475,503)
Admiral Shares	(589,421)	(624,633)
Signal Shares	(147,537)	(118,334)
Institutional Shares	(293,827)	(233,606)
Institutional Plus Shares	(547,611)	(463,482)
ETF Shares	(48,365)	(30,244)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
ETF Shares	—	—
Total Distributions	(2,936,170)	(2,945,802)
Capital Share Transactions
Investor Shares	3,372,512	4,202,436
Admiral Shares	3,491,370	1,841,641
Signal Shares	1,128,876	1,529,294
Institutional Shares	2,543,728	3,154,192
Institutional Plus Shares	6,820,257	5,658,475
ETF Shares	990,364	511,210
Net Increase (Decrease) from Capital Share Transactions	18,347,107	16,897,248
Total Increase (Decrease)	32,481,287	17,999,416
Net Assets
Beginning of Period	75,301,159	57,301,743
End of Period[1]	107,782,446	75,301,159
1 Net Assets—End of Period includes undistributed net investment income of $243,359,000 and $537,959,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total International Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.31	$14.24	$15.48	$13.99	$10.97
Investment Operations
Net Investment Income	. 425	. 405	.434[1]	.356[1]	.544[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.428	.305	(1.425)	1.478	2.801
Total from Investment Operations	2.853	.710	(.991)	1.834	3.345
Distributions
Dividends from Net Investment Income	(.493)	(.640)	(. 249)	(. 344)	(.325)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.493)	(.640)	(. 249)	(. 344)	(.325)
Net Asset Value, End of Period	$16.67	$14.31	$14.24	$15.48	$13.99

Total Return[3]	20.37%	5.32%	-6.54%	13.28%	31.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,205	$35,564	$30,912	$39,443	$24,329
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.22%	0.26%	0.27%
Acquired Fund Fees and Expenses	—	—	—	—	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.79%	3.17%	2.95%	2.52%	4.73%[2]
Portfolio Turnover Rate	5%	3%	3%	6%	12%[4]

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.249 and 2.06%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. From August 2008 through February 2009, the fund invested in a combination of Vanguard mutual funds and common stocks. Effective in March 2009, the fund’s equity investments are solely in common stocks.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total International Stock Index Fund

Financial Highlights

Admiral Shares
			Nov. 29,
	Year Ended		2010[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$23.94	$23.81	$25.00
Investment Operations
Net Investment Income	.733	.681	.842[2]
Net Realized and Unrealized Gain (Loss) on Investments	4.069	. 530	(1.615)
Total from Investment Operations	4.802	1.211	(.773)
Distributions
Dividends from Net Investment Income	(.852)	(1.081)	(.417)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.852)	(1.081)	(.417)
Net Asset Value, End of Period	$27.89	$23.94	$23.81

Total Return[3]	20.51%	5.43%	-3.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,438	$15,153	$13,190
Ratio of Total Expenses to Average Net Assets	0.14%	0.16%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	2.87%	3.23%	2.99%[4]
Portfolio Turnover Rate	5%	3%	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total International Stock Index Fund

Financial Highlights

Signal Shares
			Nov. 30,
	Year Ended		2010[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$28.72	$28.57	$29.66
Investment Operations
Net Investment Income	. 877.821		.931[2]
Net Realized and Unrealized Gain (Loss) on Investments	4.875	.635	(1.520)
Total from Investment Operations	5.752	1.456	(.589)
Distributions
Dividends from Net Investment Income	(1.022)	(1.306)	(.501)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.022)	(1.306)	(.501)
Net Asset Value, End of Period	$33.45	$28.72	$28.57

Total Return[3]	20.48%	5.44%	-2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,414	$3,583	$2,012
Ratio of Total Expenses to Average Net Assets	0.14%	0.16%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	2.87%	3.23%	2.99%[4]
Portfolio Turnover Rate	5%	3%	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total International Stock Index Fund

Financial Highlights

Institutional Shares
			Nov. 29,
	Year Ended		2010[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$95.75	$95.29	$100.00
Investment Operations
Net Investment Income	2.948	2.818	3.208 [2]
Net Realized and Unrealized Gain (Loss) on Investments	16.255	2.048	(6.245)
Total from Investment Operations	19.203	4.866	(3.037)
Distributions
Dividends from Net Investment Income	(3.443)	(4.406)	(1.673)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.443)	(4.406)	(1.673)
Net Asset Value, End of Period	$111.51	$95.75	$95.29

Total Return[3]	20.51%	5.46%	-3.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,024	$7,062	$3,788
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.13%[4]
Ratio of Net Investment Income to Average Net Assets	2.89%	3.27%	3.04%[4]
Portfolio Turnover Rate	5%	3%	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Total International Stock Index Fund

Financial Highlights

Institutional Plus Shares
			Nov. 30,
	Year Ended		2010[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$95.77	$95.31	$98.88
Investment Operations
Net Investment Income	2.968	2.778	2.596 [2]
Net Realized and Unrealized Gain (Loss) on Investments	16.259	2.110	(4.492)
Total from Investment Operations	19.227	4.888	(1.896)
Distributions
Dividends from Net Investment Income	(3.467)	(4.428)	(1.674)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.467)	(4.428)	(1.674)
Net Asset Value, End of Period	$111.53	$95.77	$95.31

Total Return[3]	20.54%	5.48%	-2.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,504	$12,973	$6,965
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%[4]
Ratio of Net Investment Income to Average Net Assets	2.91%	3.29%	3.07%[4]
Portfolio Turnover Rate	5%	3%	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Total International Stock Index Fund

Financial Highlights

ETF Shares
			Jan. 26,
	Year Ended		2011[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$44.53	$44.33	$50.00
Investment Operations
Net Investment Income	1.365	1.283	1.021[2]
Net Realized and Unrealized Gain (Loss) on Investments	7.555	.965	(6.691)
Total from Investment Operations	8.920	2.248	(5.670)
Distributions
Dividends from Net Investment Income	(1.590)	(2.048)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.590)	(2.048)	—
Net Asset Value, End of Period	$51.86	$44.53	$44.33

Total Return	20.50%	5.43%	-11.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,198	$966	$435
Ratio of Total Expenses to Average Net Assets	0.14%	0.16%	0.18%[3]
Ratio of Net Investment Income to Average Net Assets	2.87%	3.23%	2.99%[3]
Portfolio Turnover Rate	5%	3%	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market

29

Total International Stock Index Fund

values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value

30

Total International Stock Index Fund

of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $12,181,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.87% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

31

Total International Stock Index Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America and South America	9,682,548	2,530,068	594
Common Stocks—Other	380,801	94,673,335	12,126
Temporary Cash Investments	2,817,064	37,789	—
Futures Contracts—Liabilities[1]	(865)	—	—
Forward Currency Contracts—Assets	—	6,431	—
Forward Currency Contracts—Liabilities	—	(299)	—
Total	12,879,548	97,247,324	12,720
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 due to differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the U.S. Securities valued at $2,518,193,000 on October 31, 2013 based on Level 2 inputs were transferred from Level 1 during the fiscal year.

D. At October 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	6,431	6,431
Liabilities	(865)	(299)	(1,164)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	101,799	—	101,799
Forward Currency Contracts	—	(12,716)	(12,716)
Realized Net Gain (Loss) on Derivatives	101,799	(12,716)	89,083

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	16,235	—	16,235
Forward Currency Contracts	—	6,859	6,859
Change in Unrealized Appreciation
(Depreciation) on Derivatives	16,235	6,859	23,094

32

Total International Stock Index Fund

At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	December 2013	1,465	157,896	3,199
Dow Jones EURO STOXX 50 Index	December 2013	3,490	145,140	8,854
Topix Index	December 2013	842	102,944	1,621
S&P ASX 200 Index	December 2013	528	67,699	2,116

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts are required to be treated as realized gain (loss) for tax purposes.

At October 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	12/27/13	GBP	96,311	USD	153,057	1,299
Brown Brothers Harriman & Co.	12/27/13	EUR	99,908	USD	133,410	2,251
Brown Brothers Harriman & Co	12/17/13	JPY	9,880,406	USD	98,440	2,074
Brown Brothers Harriman & Co	12/24/13	AUD	69,256	USD	64,409	807
UBS AG	12/17/13	USD	95,327	JPY	9,400,000	(299)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2013, the counterparty had deposited in segregated accounts cash of $8,786,000 in connection with amounts due to the fund for open forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

33

Total International Stock Index Fund

During the year ended October 31, 2013, the fund realized net foreign currency losses of $24,176,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $61,858,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2013, had unrealized appreciation of $345,575,000.

For tax purposes, at October 31, 2013, the fund had $651,828,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $605,064,000 to offset taxable capital gains realized during the year ended October 31, 2013. At October 31, 2013, the fund had available capital losses totaling $1,169,306,000 to offset future net capital gains through October 31, 2017.

At October 31, 2013, the cost of investment securities for tax purposes was $96,323,225,000. Net unrealized appreciation of investment securities for tax purposes was $13,811,100,000, consisting of unrealized gains of $20,882,223,000 on securities that had risen in value since their purchase and $7,071,123,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2013, the fund purchased $22,366,419,000 of investment securities and sold $4,431,705,000 of investment securities, other than temporary cash investments. Purchases and sales include $975,893,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	7,729,601	505,198	7,052,754	516,359
Issued in Lieu of Cash Distributions	1,297,848	86,811	1,458,019	107,993
Redeemed[1]	(5,654,937)	(365,930)	(4,308,337)	(310,573)
Net Increase (Decrease)—Investor Shares	3,372,512	226,079	4,202,436	313,779
Admiral Shares
Issued	4,839,204	187,784	3,147,856	135,369
Issued in Lieu of Cash Distributions	523,852	20,925	555,636	24,605
Redeemed[1]	(1,871,686)	(72,877)	(1,861,851)	(80,925)
Net Increase (Decrease)—Admiral Shares	3,491,370	135,832	1,841,641	79,049
Signal Shares
Issued	2,320,703	75,263	2,096,270	74,947
Issued in Lieu of Cash Distributions	133,247	4,437	105,493	3,853
Redeemed[1]	(1,325,074)	(42,607)	(672,469)	(24,455)
Net Increase (Decrease)—Signal Shares	1,128,876	37,093	1,529,294	54,345

34

Total International Stock Index Fund

			Year Ended October 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	4,566,743	44,639	4,509,542	48,614
Issued in Lieu of Cash Distributions	282,389	2,820	225,914	2,479
Redeemed[1]	(2,305,404)	(22,352)	(1,581,264)	(17,087)
Net Increase (Decrease) —Institutional Shares	2,543,728	25,107	3,154,192	34,006
Institutional Plus Shares
Issued	7,960,601	77,447	6,358,536	69,727
Issued in Lieu of Cash Distributions	524,781	5,233	442,728	4,864
Redeemed[1]	(1,665,125)	(16,374)	(1,142,789)	(12,211)
Net Increase (Decrease) —Institutional Plus Shares	6,820,257	66,306	5,658,475	62,380
ETF Shares
Issued	1,043,278	21,792	511,210	11,891
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(52,914)	(1,100)	—	—
Net Increase (Decrease) —ETF Shares	990,364	20,692	511,210	11,891
1 Net of redemption fees for fiscal 2012 of $446,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International Stock Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2013

Special 2013 tax information (unaudited) for Vanguard Total International Stock Index Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,088,268,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $2,473,911,000 and foreign taxes paid of $161,013,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

36

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Total International Stock Index Fund Investor Shares
Periods Ended October 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	20.37%	12.02%	8.15%
Returns After Taxes on Distributions	19.39	11.40	7.61
Returns After Taxes on Distributions and Sale of Fund Shares	12.11	9.61	6.65

37

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

38

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Index Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,065.32	$1.15
Admiral Shares	1,000.00	1,066.06	0.73
Signal Shares	1,000.00	1,065.61	0.73
Institutional Shares	1,000.00	1,065.82	0.62
Institutional Plus Shares	1,000.00	1,065.92	0.52
ETF Shares	1,000.00	1,066.02	0.73
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.50	0.71
Signal Shares	1,000.00	1,024.50	0.71
Institutional Shares	1,000.00	1,024.60	0.61
Institutional Plus Shares	1,000.00	1,024.70	0.51
ETF Shares	1,000.00	1,024.50	0.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.22% for Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.12% for Institutional Shares, 0.10% for Institutional Plus Shares, and 0.14% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

39

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

40

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Total International Stock Index: Total International Composite Index through August 31, 2006; MSCI EAFE + Emerging Markets Index through December 15, 2010; MSCI ACWI ex USA IMI Index through June 2, 2013; and FTSE Global All Cap ex US Index thereafter.

41

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta

Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1130 122013

Annual Report | October 31, 2013
Vanguard Developed Markets Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	10
Financial Statements.	13
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013
Total
Returns
Vanguard Developed Markets Index Fund
Investor Shares	26.59%
Admiral™ Shares	26.75
Institutional Shares	26.72
Institutional Plus Shares	26.79
Spliced Developed Markets Index	26.95
International Funds Average	22.79
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Developed Markets Index Fund
Investor Shares	$9.49	$11.61	$0.338	$0.000
Admiral Shares	27.31	33.41	1.008	0.000
Institutional Shares	9.42	11.52	0.349	0.000
Institutional Plus Shares	98.13	120.06	3.649	0.000

1

Chairman’s Letter

Dear Shareholder,

Developed markets produced strong returns overall for the 12 months ended October 31, 2013, largely because of brighter prospects for Japan and Europe. Markets across the globe were roiled at times by concerns about U.S. fiscal and monetary policy, flare-ups in the European debt crisis, and signs of weakening growth in China. However, measures taken by the Japanese government to kick-start its economy and the Eurozone’s emergence from recession lifted investor sentiment and pushed developed-market stocks up significantly.

Vanguard Developed Markets Index Fund returned more than 26% for the fiscal year, a return that was in line with that of the fund’s target index and roughly 4 percentage points more than the average return of peer funds.

If you own the fund in a taxable account, you may wish to review the section on after-tax returns that appears later in this report.

An important announcement regarding your fund
In October, your fund’s board of trustees announced that Vanguard Developed Markets Index Fund would merge with Vanguard Tax-Managed International Fund. The merger, which is expected to be completed in April 2014, continues our efforts to simplify the Vanguard fund lineup,

2

and is expected to benefit shareholders of both funds by spreading fixed expenses over the larger asset base of the combined funds. The two funds share the same benchmark, the FTSE Developed ex North America Index, and they have identical expense ratios.

The merged fund will be renamed Vanguard Developed Markets Index Fund, a more appropriate name since the fund will be suitable for investors in nontaxable and tax-deferred accounts.

Until the merger has been completed, the Developed Markets Index Fund will be closed to new accounts. However, no restrictions are being placed on additional investments by the fund’s current shareholders.

Amid uncertainties, U.S. stocks found a path to strong returns
U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31, 2013. Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, in general, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial shutdown of the federal government, the period as a whole was marked by uncertainties about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and that of U.S. stocks may seem surprising—but Vanguard research has shown that over the long term, a nation’s economic growth has a weak relationship with its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside of the United States, stocks returned about 20%. The developed markets of Europe and the Asia-Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Bond returns declined as investors kept an eye on the Fed
With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close, but up from 1.69% at the end of the last fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

Outside of the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Institutional	Peer Group
	Shares	Shares	Shares	Plus Shares	Average
Developed Markets Index Fund	0.20%	0.10%	0.07%	0.06%	1.33%

The fund expense ratios shown are from the prospectus dated August 12, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.20% for Investor Shares, 0.09% for Admiral Shares, 0.07% for Institutional Shares, and 0.06% for Institutional Plus Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: International Funds.

4

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

Japan and Europe pushed returns higher
The developed markets of Europe and the Asia-Pacific region account for about 75% of the non-U.S. equity market—and almost every one of them delivered a double-digit return for the fiscal year.

Among the big players, the standout performer was Japan. Investors applauded “Abenomics”—newly elected prime minister Shinzo Abe’s aggressive stimulus program aimed at ending deflation and breathing new life into one of the world’s largest economies. This program resulted in a significant weakening of the yen, which led to a strong rally in stocks of export-oriented companies, particularly automakers and equipment manufacturers. Japanese bank stocks also shot up, as asset prices rose and the outlook for the Japanese economy improved. For the period, the fund’s holdings in this country returned about 35%.

Other developed markets in the Asia-Pacific region generally produced solid but more modest returns.

Investors seemed to take heart from some tentative signs of improvement in Europe. Many structural problems weighed on the region’s economy, including very high levels of unemployment and a drag from some countries’ austerity measures.

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
Developed Markets Index Fund Investor Shares	7.77%
Spliced Developed Markets Index	7.72
International Funds Average	7.22
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

However, the Eurozone’s emergence from recession and an apparent stabilization of the banking crisis fueled a sharp rise in stocks. France and Germany fared well, returning more than 30% each, as did some of the economies more directly affected by the crisis (Spain and Italy, for example). The United Kingdom, which accounts for about one-fifth of the fund’s assets, returned 21%.

Within Europe, many banks and insurance companies saw a strong rebound in their stock prices. Other bright spots were automakers and mobile communication companies.

Unsurprisingly, given the soft global demand for energy and commodities, some of the weaker performances across the developed markets came from oil and gas, mining, and utility stocks.

The fund traced a bumpy path to solid long-term returns
Developed markets outside the United States were buffeted at times over the past decade by financial and fiscal crises, but there were also years when they recorded strong gains. The upshot, for Vanguard Developed Markets Index Fund: an average annual return of 7.77% for Investor Shares for the ten years ended October 31, 2013. This result was in line with the fund’s benchmark index and a bit ahead of its peer average.

Credit for this close tracking of the expense-free benchmark goes to the fund’s advisor, Vanguard Equity Investment Group, whose deep experience and sophisticated portfolio-tracking techniques have enabled the fund to capture the returns of its benchmark while keeping the associated costs very low.

In challenging markets, index funds can be a solid portfolio foundation
As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are typically very low. The funds do so by investing in an entire market or slice of it, or by relying on a sophisticated market sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index-Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I use the word typically because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard

6

Active Management: Solving the Low-Cost/Top-Talent Paradox? (also available at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect, and be comfortable with, the extended periods of underper-formance that such funds can undergo. The challenges of active investing help further clarify the potential benefits of indexing. Well-run index funds can offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 15, 2013

7

Developed Markets Index Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral	Institutional	Institutional
	Shares	Shares	Shares	Plus Shares
Ticker Symbol	VDMIX	VDMAX	VIDMX	VDMPX
Expense Ratio[1]	0.20%	0.10%	0.07%	0.06%

Portfolio Characteristics
		FTSE	MSCI
		Developed	AC
		ex North	World
		America	Index ex
	Fund	Index	USA
Number of Stocks	1,352	1,338	1,813
Median Market Cap	$36.3B	$36.3B	$34.5B
Price/Earnings Ratio	18.5x	18.9x	17.4x
Price/Book Ratio	1.6x	1.6x	1.7x
Return on Equity	13.5%	13.5%	14.7%
Earnings Growth
Rate	5.1%	5.1%	6.8%
Dividend Yield	2.8%	2.8%	2.9%
Turnover Rate	12%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
		FTSE	MSCI
		Developed	AC
		ex North	World
		America	Index ex
	Fund	Index	USA
Basic Materials	8.4%	8.4%	8.5%
Consumer Goods	18.2	18.2	14.5
Consumer Services	8.0	8.0	7.2
Financials	24.7	24.8	26.1
Health Care	8.6	8.6	7.0
Industrials	13.9	13.9	12.0
Oil & Gas	6.5	6.5	9.0
Other	0.0	0.0	1.9
Technology	3.2	3.1	4.9
Telecommunications	4.9	4.9	5.4
Utilities	3.6	3.6	3.5

Volatility Measures
		MSCI
	Spliced	AC
	Developed	World
	Markets	Index ex
	Index	USA
R-Squared	0.98	0.95
Beta	1.00	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nestle SA	Food Products	1.6%
Royal Dutch Shell plc	Integrated Oil & Gas	1.5
HSBC Holdings plc	Banks	1.4
Roche Holding AG	Pharmaceuticals	1.4
Novartis AG	Pharmaceuticals	1.3
BHP Billiton	General Mining	1.3
Vodafone Group plc	Mobile
	Telecommunications	1.3
Toyota Motor Corp.	Automobiles	1.2
Samsung Electronics Co. Consumer
Ltd.	Electronics	1.0
BP plc	Integrated Oil & Gas	1.0
Top Ten		13.0%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated August 12, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.20% for Investor Shares, 0.09% for Admiral Shares, 0.07% for Institutional Shares, and 0.06% for Institutional Plus Shares.

8

Developed Markets Index Fund

Market Diversification (% of equity exposure)
		FTSE
		Developed	MSCI AC
		ex North	World
		America	Index ex
	Fund	Index	USA
Europe
United Kingdom	20.3%	20.2%	15.6%
France	9.1	8.9	6.8
Switzerland	8.3	8.4	6.4
Germany	8.3	8.3	6.3
Spain	3.1	3.1	2.4
Sweden	2.9	2.9	2.3
Netherlands	2.6	2.8	2.2
Italy	2.2	2.2	1.6
Denmark	1.1	1.1	0.8
Belgium	1.1	1.1	0.8
Other	2.2	2.1	1.9
Subtotal	61.2%	61.1%	47.1%
Pacific
Japan	21.0%	21.1%	15.0%
Australia	7.9	7.9	5.8
South Korea	4.3	4.3	3.2
Hong Kong	3.4	3.4	2.3
Singapore	1.5	1.5	1.1
Other	0.2	0.2	0.1
Subtotal	38.3%	38.4%	27.5%
Emerging Markets	0.0%	0.0%	17.9%
North America	0.0%	0.0%	7.1%
Middle East	0.5%	0.5%	0.4%

9

Developed Markets Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Developed Markets Index
Fund*Investor Shares	26.59%	11.86%	7.77%	$21,142
Spliced Developed Markets Index	26.95	12.01	7.72	21,034
International Funds Average	22.79	11.88	7.22	20,076
MSCI All Country World Index ex
USA	20.80	12.99	8.95	23,566

For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/27/2011)	Investment
Developed Markets Index Fund Admiral
Shares	26.75%	18.86%	$14,356
Spliced Developed Markets Index	26.95	18.46	14,256
MSCI All Country World Index ex USA	20.80	15.78	13,589
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Developed Markets Index Fund

		Average Annual Total Returns
	Periods Ended October 31, 2013
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Developed Markets Index Fund Institutional
Shares	26.72%	11.96%	7.83%	$10,621,015
Spliced Developed Markets Index	26.95	12.01	7.72	10,517,135
MSCI All Country World Index ex USA	20.80	12.99	8.95	11,782,886

The inception date of the Institutional Shares is January 22, 2010; the returns and other data shown in the table above reflect a blend of the historical performance of the fund’s Investor Shares prior to January 22, 2010, and of the Institutional Shares from then on.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(12/2/2010)	Investment
Developed Markets Index Fund Institutional
Plus Shares	26.79%	8.99%	$128,493,814
Spliced Developed Markets Index	26.95	9.07	128,781,436
MSCI All Country World Index ex USA	20.80	6.62	120,523,974
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

11

Developed Markets Index Fund

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/8/2000	24.11%	6.10%	8.08%
Admiral Shares	9/27/2011	24.16	—	17.88[1]
Institutional Shares	5/8/2000	24.19	6.21	8.14
Institutional Plus Shares	12/2/2010	24.21	—	8.06[1]
1 Return since inception.

The inception date of the Institutional Shares is January 22, 2010; the returns and other data shown in the table above reflect a blend of the historical performance of the fund's Investor Shares prior to January 22, 2010, and of the Institutional Shares from then on. The inception date shown in the table is that of the fund’s Investor Shares.

12

Developed Markets Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Australia
Commonwealth Bank of Australia	1,930,883	139,029	0.8%
BHP Billiton Ltd.	3,850,749	136,137	0.8%
Westpac Banking Corp.	3,695,746	119,991	0.7%
Australia & New Zealand Banking Group Ltd.	3,258,936	104,287	0.6%
National Australia Bank Ltd.	2,756,478	92,124	0.6%
Australia—Other †		736,123	4.3%
		1,327,691	7.8%

Austria †		45,932	0.3%

Belgium
Anheuser-Busch InBev NV	957,086	99,215	0.6%
Belgium—Other †		81,011	0.5%
		180,226	1.1%
Denmark
Novo Nordisk A/S Class B	467,491	77,862	0.5%
Denmark—Other †		106,036	0.6%
		183,898	1.1%

Finland †		138,122	0.8%

France
Total SA	2,437,487	149,548	0.9%
Sanofi	1,373,379	146,435	0.9%
BNP Paribas SA	1,171,836	86,450	0.5%
France—Other †		1,143,209	6.7%
		1,525,642	9.0%

13

Developed Markets Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Germany
Bayer AG	992,267	123,094	0.7%
Siemens AG	951,191	121,555	0.7%
BASF SE	1,107,674	114,993	0.7%
Allianz SE	546,319	91,729	0.6%
Daimler AG	1,117,677	91,510	0.5%
SAP AG	1,072,478	83,924	0.5%
Kabel Deutschland Holding AG	20,473	2,570	0.0%
Germany—Other †		760,688	4.5%
		1,390,063	8.2%

Greece †		4,817	0.0%

Hong Kong
AIA Group Ltd.	14,451,571	73,383	0.4%
Hang Seng Bank Ltd.	917,490	15,292	0.1%
Hong Kong—Other †		482,053	2.9%
		570,728	3.4%

Ireland †		40,275	0.2%

Israel
Osem Investments Ltd.	46,109	1,017	0.0%
Israel—Other †		81,122	0.5%
		82,139	0.5%
Italy
Eni SPA	2,955,717	75,037	0.4%
Italy—Other †		287,654	1.7%
		362,691	2.1%
Japan
Toyota Motor Corp.	3,178,498	206,088	1.2%
Mitsubishi UFJ Financial Group Inc.	16,976,819	108,113	0.7%
Honda Motor Co. Ltd.	2,151,796	85,927	0.5%
SoftBank Corp.	1,129,491	84,349	0.5%
Sumitomo Mitsui Financial Group Inc.	1,611,855	77,910	0.5%
Chugai Pharmaceutical Co. Ltd.	267,113	6,276	0.0%
Daihatsu Motor Co. Ltd.	250,604	4,866	0.0%
Hino Motors Ltd.	324,537	4,586	0.0%
Japan—Other †		2,988,517	17.6%
		3,566,632	21.0%
Netherlands
Unilever NV	1,887,649	74,837	0.4%
Netherlands—Other †		371,902	2.2%
		446,739	2.6%

New Zealand †		26,433	0.2%

Norway †		126,385	0.7%

Portugal †		26,113	0.2%

14

Developed Markets Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Singapore †		251,316	1.5%

South Korea
Samsung Electronics Co. Ltd.	128,746	177,548	1.0%
South Korea—Other †		553,042	3.3%
		730,590	4.3%
Spain
* Banco Santander SA	13,261,542	117,568	0.7%
^,* Telefonica SA	4,701,365	82,741	0.5%
Banco Bilbao Vizcaya Argentaria SA	6,813,695	79,631	0.5%
Spain—Other †		241,550	1.4%
		521,490	3.1%

Sweden †		491,234	2.9%

Switzerland
Nestle SA	3,869,515	279,317	1.6%
Roche Holding AG	843,065	233,137	1.4%
Novartis AG	2,794,263	216,898	1.3%
UBS AG	4,206,629	81,361	0.5%
ABB Ltd.	2,777,462	70,763	0.4%
* Cie Financiere Richemont SA	597,159	61,059	0.3%
Switzerland—Other †		473,648	2.8%
		1,416,183	8.3%
United Kingdom
HSBC Holdings plc	22,347,877	244,965	1.4%
Vodafone Group plc	55,923,415	204,836	1.2%
BP plc	22,611,367	175,525	1.0%
GlaxoSmithKline plc	5,910,347	155,812	0.9%
British American Tobacco plc	2,302,133	127,015	0.7%
Royal Dutch Shell plc Class A	3,710,079	123,565	0.7%
Royal Dutch Shell plc Class B	3,017,642	104,472	0.6%
Diageo plc	3,022,234	96,342	0.6%
BG Group plc	4,083,679	83,306	0.5%
Barclays plc	19,289,509	81,161	0.5%
AstraZeneca plc	1,496,827	79,243	0.5%
BHP Billiton plc	2,534,285	78,205	0.5%
Rio Tinto plc	1,497,042	75,751	0.4%
* Lloyds Banking Group plc	58,027,813	71,769	0.4%
Glencore Xstrata plc	11,541,148	62,810	0.4%
Prudential plc	3,061,754	62,616	0.4%
Royal Dutch Shell plc Class A (Amsterdam Shares)	847,181	28,220	0.2%
Vodafone Group plc ADR	251,879	9,274	0.1%
United Kingdom—Other †		1,536,667	9.0%
		3,401,554	20.0%
Total Common Stocks (Cost $13,600,953)		16,856,893	99.3%[1]

15

Developed Markets Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.120%	247,463,743	247,464	1.4%

4U.S. Government and Agency Obligations †			11,998	0.1%
Total Temporary Cash Investments (Cost $259,463)			259,462	1.5%[1]
Total Investments (Cost $13,860,416)			17,116,355	100.8%
Other Assets and Liabilities
Other Assets			62,093	0.4%
Liabilities[3]			(205,007)	(1.2%)
			(142,914)	(0.8%)
Net Assets			16,973,441	100.0%

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	14,725,080
Undistributed Net Investment Income	341,209
Accumulated Net Realized Losses	(1,355,798)
Unrealized Appreciation (Depreciation)
Investment Securities	3,255,939
Futures Contracts	5,484
Forward Currency Contracts	1,055
Foreign Currencies	472
Net Assets	16,973,441

Investor Shares—Net Assets
Applicable to 149,461,146 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,734,768
Net Asset Value Per Share—Investor Shares	$11.61

Admiral Shares—Net Assets
Applicable to 91,708,231 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,064,424
Net Asset Value Per Share—Admiral Shares	$33.41

16

Developed Markets Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 639,667,881 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,370,712
Net Asset Value Per Share—Institutional Shares	$11.52

Institutional Plus Shares—Net Assets
Applicable to 40,010,843 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,803,537
Net Asset Value Per Share—Institutional Plus Shares	$120.06

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $96,158,000.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $159,663,000 of collateral received for securities on loan.
4 Securities with a value of $9,598,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Developed Markets Index Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1]	416,416
Interest[2]	132
Securities Lending	7,196
Total Income	423,744
Expenses
The Vanguard Group—Note B
Investment Advisory Services	811
Management and Administrative—Investor Shares	2,562
Management and Administrative—Admiral Shares	1,098
Management and Administrative—Institutional Shares	1,511
Management and Administrative—Institutional Plus Shares	693
Marketing and Distribution—Investor Shares	434
Marketing and Distribution—Admiral Shares	416
Marketing and Distribution—Institutional Shares	1,520
Marketing and Distribution—Institutional Plus Shares	840
Custodian Fees	2,009
Auditing Fees	46
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—Admiral Shares	8
Shareholders’ Reports—Institutional Shares	5
Shareholders’ Reports—Institutional Plus Shares	18
Trustees’ Fees and Expenses	15
Total Expenses	12,001
Net Investment Income	411,743
Realized Net Gain (Loss)
Investment Securities Sold	499,027
Futures Contracts	17,685
Foreign Currencies and Forward Currency Contracts	(2,908)
Realized Net Gain (Loss)	513,804
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,402,995
Futures Contracts	5,335
Foreign Currencies and Forward Currency Contracts	2,008
Change in Unrealized Appreciation (Depreciation)	2,410,338
Net Increase (Decrease) in Net Assets Resulting from Operations	3,335,885

1 Dividends are net of foreign withholding taxes of $18,409,000.
2 Interest income from an affiliated company of the fund was $121,000.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Developed Markets Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	411,743	411,618
Realized Net Gain (Loss)	513,804	127,741
Change in Unrealized Appreciation (Depreciation)	2,410,338	141,625
Net Increase (Decrease) in Net Assets Resulting from Operations	3,335,885	680,984
Distributions
Net Investment Income
Investor Shares	(53,421)	(73,158)
Admiral Shares	(58,825)	(29,505)
Institutional Shares	(194,492)	(173,504)
Institutional Plus Shares	(130,170)	(93,878)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(436,908)	(370,045)
Capital Share Transactions
Investor Shares	(149,045)	(1,439,130)
Admiral Shares	1,120,099	1,337,972
Institutional Shares	556,348	516,459
Institutional Plus Shares	719,028	410,044
Net Increase (Decrease) from Capital Share Transactions	2,246,430	825,345
Total Increase (Decrease)	5,145,407	1,136,284
Net Assets
Beginning of Period	11,828,034	10,691,750
End of Period[1]	16,973,441	11,828,034
1 Net Assets—End of Period includes undistributed net investment income of $341,209,000 and $349,595,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Developed Markets Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.49	$9.25	$10.06	$9.26	$7.79
Investment Operations
Net Investment Income	.278	.320	.317	.265[1]	.452[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.180	.228	(.846)	.644	1.416
Total from Investment Operations	2.458	.548	(.529)	.909	1.868
Distributions
Dividends from Net Investment Income	(.338)	(.308)	(.281)	(.109)	(.398)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.338)	(.308)	(.281)	(.109)	(.398)
Net Asset Value, End of Period	$11.61	$9.49	$9.25	$10.06	$9.26

Total Return[3]	26.59%	6.33%	-5.46%	9.87%	25.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,735	$1,543	$2,976	$3,198	$2,936
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.10%
Acquired Fund Fees and Expenses	—	—	—	—	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.83%	3.60%	3.30%	3.09%	5.93%[2]
Portfolio Turnover Rate	12%[4]	8%[4]	5%[4]	13%	14%[5]

1 Calculated based on average shares outstanding
2 Net investment income per share and the ratio of net investment income to average net assets include $.400 and 5.19%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. Effective in June 2009, the fund’s equity investments are solely in common stocks.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the fund’s investment policy to invest directly in individual stocks and reduce the fund’s investment in Vanguard mutual funds.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Developed Markets Index Fund

Financial Highlights

Admiral Shares
			Sept. 27,
	Year Ended		2011[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$27.31	$26.63	$25.00
Investment Operations
Net Investment Income	.841	.925	.068
Net Realized and Unrealized Gain (Loss) on Investments	6.267	.652	1.562
Total from Investment Operations	7.108	1.577	1.630
Distributions
Dividends from Net Investment Income	(1.008)	(.897)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.008)	(.897)	—
Net Asset Value, End of Period	$33.41	$27.31	$26.63

Total Return[2]	26.75%	6.33%	6.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,064	$1,494	$73
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	2.94%	3.70%	3.38%[3]
Portfolio Turnover Rate[4]	12%	8%	5%

1 Inception.2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Developed Markets Index Fund

Financial Highlights

Institutional Shares
				Jan. 22,
				2010[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.42	$9.19	$9.99	$9.28
Investment Operations
Net Investment Income	.291	.331	.327	.242[2]
Net Realized and Unrealized Gain (Loss) on Investments	2.158	.216	(.836)	.468
Total from Investment Operations	2.449	.547	(.509)	.710
Distributions
Dividends from Net Investment Income	(.349)	(.317)	(.291)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.349)	(.317)	(.291)	—
Net Asset Value, End of Period	$11.52	$9.42	$9.19	$9.99

Total Return[3]	26.72%	6.38%	-5.30%	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,371	$5,539	$4,856	$6,922
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.08%	0.07%[4]
Ratio of Net Investment Income to Average Net Assets	2.96%	3.73%	3.42%	3.24%[4]
Portfolio Turnover Rate	12%[5]	8%[5]	5%[5]	13%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Developed Markets Index Fund

Financial Highlights

Institutional Plus Shares
			Dec. 2,
	Year Ended		2010[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$98.13	$95.75	$103.47
Investment Operations
Net Investment Income	3.041	3.450	3.102
Net Realized and Unrealized Gain (Loss) on Investments	22.538	2.256	(7.795)
Total from Investment Operations	25.579	5.706	(4.693)
Distributions
Dividends from Net Investment Income	(3.649)	(3.326)	(3.027)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.649)	(3.326)	(3.027)
Net Asset Value, End of Period	$120.06	$98.13	$95.75

Total Return[2]	26.79%	6.39%	-4.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,804	$3,252	$2,787
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%[3]
Ratio of Net Investment Income to Average Net Assets	2.97%	3.74%	3.44%[3]
Portfolio Turnover Rate[4]	12%	8%	5%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Developed Markets Index Fund

Notes to Financial Statements

Vanguard Developed Markets Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the

24

Developed Markets Index Fund

counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates

25

Developed Markets Index Fund

its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $1,931,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

26

Developed Markets Index Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	27,815	16,829,078	—
Temporary Cash Investments	247,464	11,998	—
Futures Contracts—Liabilities[1]	(388)	—	—
Forward Currency Contracts—Assets	—	1,125	—
Forward Currency Contracts—Liabilities	—	(70)	—
Total	274,891	16,842,131	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,125	1,125
Liabilities	(388)	(70)	(458)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	17,685	—	17,685
Forward Currency Contracts	—	1,058	1,058
Realized Net Gain (Loss) on Derivatives	17,685	1,058	18,743

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	5,335	—	5,335
Forward Currency Contracts	—	877	877
Change in Unrealized Appreciation (Depreciation) on Derivatives	5,335	877	6,212

27

Developed Markets Index Fund

At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	December 2013	389	41,926	1,127
Dow Jones EURO STOXX 50 Index	December 2013	978	40,672	3,159
Topix Index	December 2013	255	31,177	572
S&P ASX 200 Index	December 2013	135	17,309	626

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts are required to be treated as realized gain (loss) for tax purposes.

At October 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	12/27/13	EUR	26,265	USD	35,096	568
UBS AG	12/27/13	GBP	20,752	USD	32,977	282
UBS AG	12/24/13	AUD	16,575	USD	15,420	188
UBS AG	12/27/13	GBP	4,689	USD	7,551	(36)
UBS AG	12/17/13	JPY	663,830	USD	6,666	87
UBS AG	12/17/13	JPY	303,206	USD	3,090	(5)
UBS AG	12/27/13	EUR	1,178	USD	1,609	(10)
UBS AG	12/24/13	AUD	934	USD	899	(19)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2013, the counterparty had deposited in segregated accounts securities with a value of $3,631,000 in connection with amounts due to the fund for open forward currency contracts.

28

Developed Markets Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2013, the fund realized net foreign currency losses of $3,966,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $20,745,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2013, had unrealized appreciation of $54,801,000, of which $36,233,000 has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended October 31, 2013, the fund realized $55,241,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2013, the fund had $403,356,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $446,496,000 to offset taxable capital gains realized during the year ended October 31, 2013. At October 31, 2013, the fund had available capital losses totaling $1,350,390,000 to offset future net capital gains of $998,398,000 through October 31, 2016, $317,753,000 through October 31, 2017, and $34,239,000 through October 31, 2018.

At October 31, 2013, the cost of investment securities for tax purposes was $13,915,235,000.

Net unrealized appreciation of investment securities for tax purposes was $3,201,120,000, consisting of unrealized gains of $3,829,085,000 on securities that had risen in value since their purchase and $627,965,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2013, the fund purchased $4,110,688,000 of investment securities and sold $1,909,839,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $190,714,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

29

Developed Markets Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	566,939	54,593	494,252	54,663
Issued in Lieu of Cash Distributions	46,119	4,745	65,924	7,792
Redeemed[1]	(762,103)	(72,576)	(1,999,306)	(221,289)
Net Increase (Decrease)—Investor Shares	(149,045)	(13,238)	(1,439,130)	(158,834)
Admiral Shares
Issued	1,490,846	49,350	1,522,284	59,036
Issued in Lieu of Cash Distributions	53,339	1,908	25,632	1,054
Redeemed[1]	(424,086)	(14,262)	(209,944)	(8,108)
Net Increase (Decrease) —Admiral Shares	1,120,099	36,996	1,337,972	51,982
Institutional Shares
Issued	2,480,742	240,541	1,676,989	187,845
Issued in Lieu of Cash Distributions	181,090	18,785	161,413	19,239
Redeemed[1]	(2,105,484)	(207,721)	(1,321,943)	(147,542)
Net Increase (Decrease) —Institutional Shares	556,348	51,605	516,459	59,542
Institutional Plus Shares
Issued	1,363,069	12,999	1,287,129	13,630
Issued in Lieu of Cash Distributions	117,019	1,165	84,262	964
Redeemed[1]	(761,060)	(7,286)	(961,347)	(10,570)
Net Increase (Decrease) —Institutional Plus Shares	719,028	6,878	410,044	4,024
1 Net of redemption fees for fiscal 2012 of $269,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

In October 2013, Vanguard announced plans to merge Vanguard Developed Markets Index Fund with Vanguard Tax-Managed International Fund in the second quarter of 2014. The funds share similar holdings and seek to track the same benchmark—the FTSE Developed ex North America Index. The merged fund, to be named Vanguard Developed Markets Index Fund, will offer Investor, Admiral, Institutional, Institutional Plus, and ETF Shares.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Developed Markets Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Developed Markets Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2013

Special 2013 tax information (unaudited) for Vanguard Developed Markets Index Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $335,546,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $386,009,000 and foreign taxes paid of $18,320,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Developed Markets Index Fund Investor Shares
Periods Ended October 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.59%	11.86%	7.77%
Returns After Taxes on Distributions	25.86	11.22	7.22
Returns After Taxes on Distributions and Sale of Fund Shares	15.92	9.46	6.32

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Developed Markets Index Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,085.05	$1.05
Admiral Shares	1,000.00	1,085.09	0.47
Institutional Shares	1,000.00	1,084.75	0.37
Institutional Plus Shares	1,000.00	1,085.44	0.32
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.75	0.46
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,024.90	0.31

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.09% for Admiral Shares, 0.07% for Institutional Shares, and 0.06% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Developed Markets Index: MSCI EAFE Index through April 16, 2013; FTSE Developed ex North America Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal

Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Valley Forge, PA 19482-2600

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© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2270 122013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2013: $200,000
Fiscal Year Ended October 31, 2012: $170,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2013: $5,714,113
Fiscal Year Ended October 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended October 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2013: $1,552,950
Fiscal Year Ended October 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2013: $110,000
Fiscal Year Ended October 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended October 31, 2012.

(d) All Other Fees.

Fiscal Year Ended October 31, 2013: $132,000
Fiscal Year Ended October 31, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2013: $242,000
Fiscal Year Ended October 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Common Stocks (99.5%)[1]
Argentina (0.0%)
Siderar SAIC Class A	390	—

Australia (5.8%)
Commonwealth Bank of Australia	8,357,998	601,799
BHP Billiton Ltd.	16,668,449	589,288
Westpac Banking Corp.	15,998,230	519,419
Australia & New Zealand Banking Group Ltd.	14,108,292	451,472
National Australia Bank Ltd.	11,933,552	398,831
Wesfarmers Ltd.	5,905,581	239,643
Woolworths Ltd.	6,370,334	210,072
CSL Ltd.	2,659,510	174,823
Rio Tinto Ltd.	2,262,722	136,153
Woodside Petroleum Ltd.	3,210,320	117,690
Telstra Corp. Ltd.	22,755,739	111,350
Westfield Group	10,754,517	110,057
QBE Insurance Group Ltd.	6,219,520	87,100
Macquarie Group Ltd.	1,759,288	84,621
Suncorp Group Ltd.	6,674,401	84,160
Origin Energy Ltd.	5,636,673	77,924
Santos Ltd.	4,959,211	70,977
Brambles Ltd.	8,066,125	70,811
AMP Ltd.	15,217,854	68,190
Amcor Ltd.	6,273,711	64,271
Insurance Australia Group Ltd.	10,775,280	62,927
Transurban Group	7,568,133	50,770
Oil Search Ltd.	5,926,479	47,646
Aurizon Holdings Ltd.	10,210,074	46,219
Stockland	11,950,338	45,293
Westfield Retail Trust	14,763,074	43,072
Goodman Group	8,885,988	42,466
AGL Energy Ltd.	2,853,461	42,153
Fortescue Metals Group Ltd.	8,361,697	41,009
Orica Ltd.	1,885,336	37,534
Newcrest Mining Ltd.	3,847,809	37,311
ASX Ltd.	998,361	34,679
Coca-Cola Amatil Ltd.	2,777,502	33,847
Crown Ltd.	1,972,594	31,448
Mirvac Group	19,065,438	31,343
Lend Lease Group	2,799,661	30,191
Sonic Healthcare Ltd.	1,967,200	30,030
GPT Group	8,156,122	28,426
Asciano Ltd.	5,051,859	27,744
Computershare Ltd.	2,573,973	26,122
Ramsay Health Care Ltd.	672,440	24,685
APA Group	4,195,687	24,040
Dexus Property Group	23,028,328	23,600
James Hardie Industries plc	2,275,018	23,531
WorleyParsons Ltd.	1,116,325	23,246
Bendigo and Adelaide Bank Ltd.	2,091,995	21,537
Seek Ltd.	1,745,347	21,442
Tatts Group Ltd.	7,197,431	21,371
Incitec Pivot Ltd.	8,402,343	21,140
Iluka Resources Ltd.	2,171,902	21,081
CFS Retail Property Trust Group	10,239,424	20,040
Toll Holdings Ltd.	3,493,341	19,031
Boral Ltd.	3,998,661	18,658
Bank of Queensland Ltd.	1,603,287	18,289
ALS Ltd.	1,926,729	18,226
Sydney Airport	4,415,594	17,488
Cochlear Ltd.	296,116	16,453
Challenger Ltd.	2,844,256	16,136
Federation Centres Ltd.	6,606,037	15,503

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Treasury Wine Estates Ltd.	3,362,619	14,934
^	Leighton Holdings Ltd.	876,200	14,844
	Metcash Ltd.	4,561,869	14,437
	Flight Centre Ltd.	291,392	14,305
	Commonwealth Property Office Fund	12,202,268	13,805
*	BlueScope Steel Ltd.	2,918,797	13,768
	DUET Group	6,471,938	13,137
	Tabcorp Holdings Ltd.	3,815,795	12,979
	Ansell Ltd.	680,182	12,537
	GrainCorp Ltd. Class A	1,062,255	12,385
*	Alumina Ltd.	12,735,590	12,382
	Caltex Australia Ltd.	704,085	12,303
	Aristocrat Leisure Ltd.	2,389,883	11,412
	Primary Health Care Ltd.	2,416,734	11,275
	Spark Infrastructure Group	6,924,372	11,091
	REA Group Ltd.	275,170	10,800
	Echo Entertainment Group Ltd.	4,247,307	10,660
	carsales.com Ltd.	1,059,066	10,517
^	JB Hi-Fi Ltd.	507,471	10,458
	Downer EDI Ltd.	2,247,892	10,444
	SP AusNet	8,572,515	10,127
	IOOF Holdings Ltd.	1,189,470	10,115
	DuluxGroup Ltd.	1,923,200	9,365
	Arrium Ltd.	6,905,609	9,023
	Adelaide Brighton Ltd.	2,462,089	8,961
	Beach Energy Ltd.	6,609,716	8,928
	Investa Office Fund	2,935,035	8,616
	Perpetual Ltd.	194,080	8,450
^	Harvey Norman Holdings Ltd.	2,640,552	8,125
	Navitas Ltd.	1,463,011	8,014
	Seven West Media Ltd.	3,337,919	7,953
*	Sims Metal Management Ltd.	820,802	7,775
^	Monadelphous Group Ltd.	446,635	7,664
	Mineral Resources Ltd.	709,899	7,590
	Super Retail Group Ltd.	590,500	7,480
*	Aurora Oil & Gas Ltd.	2,343,211	7,195
	Myer Holdings Ltd.	3,035,754	7,175
	David Jones Ltd.	2,757,362	7,087
	BWP Trust	3,211,114	6,989
	Regis Resources Ltd.	2,118,395	6,902
*	Qantas Airways Ltd.	5,703,029	6,705
	Platinum Asset Management Ltd.	1,148,332	6,695
	Goodman Fielder Ltd.	9,045,636	6,501
	TPG Telecom Ltd.	1,473,070	6,494
	Charter Hall Retail REIT	1,692,664	6,463
	CSR Ltd.	2,606,122	6,153
*	Transpacific Industries Group Ltd.	5,560,904	6,019
	Iress Ltd.	644,241	6,012
	UGL Ltd.	863,651	6,006
	PanAust Ltd.	3,161,421	6,000
^	Invocare Ltd.	567,575	5,879
^,*	Mesoblast Ltd.	917,166	5,713
^	Fairfax Media Ltd.	9,758,138	5,572
	Qube Holdings Ltd.	2,682,724	5,497
	Charter Hall Group	1,502,772	5,494
	OZ Minerals Ltd.	1,553,248	5,294
^	M2 Telecommunications Group Ltd.	880,756	5,277
	Envestra Ltd.	4,799,867	5,101
^	Bradken Ltd.	864,325	5,099
	Macquarie Atlas Roads Group	2,008,312	5,028
	Shopping Centres Australasia Property Group	3,310,408	4,985
*	Sandfire Resources NL	770,118	4,732
	Southern Cross Media Group Ltd.	2,621,395	4,678
*	Whitehaven Coal Ltd.	3,053,365	4,677

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	New Hope Corp. Ltd.	1,307,556	4,666
*	Senex Energy Ltd.	5,904,243	4,628
	GWA Group Ltd.	1,578,343	4,624
	Atlas Iron Ltd.	4,737,989	4,617
^	Cardno Ltd.	689,105	4,612
	FlexiGroup Ltd.	1,033,043	4,597
*	Karoon Gas Australia Ltd.	1,084,154	4,542
	Automotive Holdings Group Ltd.	1,321,634	4,537
	Independence Group NL	1,181,937	4,405
	Australand Property Group	1,238,836	4,366
^	iiNET Ltd.	698,367	4,296
	SAI Global Ltd.	1,083,762	4,212
	Nufarm Ltd.	892,669	4,117
	Mermaid Marine Australia Ltd.	1,161,613	4,115
	Ardent Leisure Group	2,110,319	3,963
	Seven Group Holdings Ltd.	498,328	3,925
	Abacus Property Group	1,743,663	3,843
	Breville Group Ltd.	483,701	3,679
^	ARB Corp. Ltd.	318,587	3,508
	Transfield Services Ltd.	2,728,451	3,441
^,*	Beadell Resources Ltd.	3,921,364	3,422
	Sigma Pharmaceuticals Ltd.	6,183,378	3,333
^	McMillan Shakespeare Ltd.	270,103	3,298
^,*	Lynas Corp. Ltd.	10,087,859	3,287
	Wesfarmers Ltd. Price Protected Shares	80,014	3,268
	Pacific Brands Ltd.	4,729,910	3,150
	Skilled Group Ltd.	930,759	3,110
	Premier Investments Ltd.	407,484	3,071
^	FKP Property Group	1,734,504	3,044
*	AWE Ltd.	2,569,326	3,031
^,*	Energy World Corp. Ltd.	7,142,709	2,936
^	Wotif.com Holdings Ltd.	681,997	2,861
	Sirtex Medical Ltd.	242,506	2,846
	Mount Gibson Iron Ltd.	3,330,051	2,793
^,*	Drillsearch Energy Ltd.	2,220,067	2,719
^	Ainsworth Game Technology Ltd.	649,597	2,676
	STW Communications Group Ltd.	1,719,091	2,586
*	Australian Agricultural Co. Ltd.	2,245,006	2,388
*	Ten Network Holdings Ltd.	8,939,205	2,369
^	Cabcharge Australia Ltd.	618,984	2,361
^	Western Areas Ltd.	889,412	2,347
	Hills Holdings Ltd.	1,325,409	2,290
*	Clough Ltd.	1,640,202	2,251
^,*	Sirius Resources NL	901,260	2,239
	Amcom Telecommunications Ltd.	1,128,833	2,210
^	Reject Shop Ltd.	130,334	2,199
^,*	Linc Energy Ltd.	1,620,097	2,196
	Acrux Ltd.	855,626	2,167
	Miclyn Express Offshore Ltd.	1,042,481	2,067
	Ausdrill Ltd.	1,423,389	2,057
^,*	Horizon Oil Ltd.	6,597,601	2,055
^,*	Paladin Energy Ltd.	5,061,170	1,999
^	GUD Holdings Ltd.	356,615	1,998
^,*	Cudeco Ltd.	1,035,336	1,959
^,*	Buru Energy Ltd.	1,238,824	1,949
^,*	Virgin Australia Holdings Ltd.	4,851,357	1,905
*	Resolute Mining Ltd.	3,135,722	1,898
	Tox Free Solutions Ltd.	595,289	1,856
	Thorn Group Ltd.	765,201	1,853
	Evolution Mining Ltd.	2,306,608	1,823
*	Papillon Resources Ltd.	1,642,863	1,795
^,*	Silex Systems Ltd.	790,001	1,791
*	Aquila Resources Ltd.	834,633	1,780
	Credit Corp. Group Ltd.	188,531	1,763

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Medusa Mining Ltd.	923,542	1,746
^	NRW Holdings Ltd.	1,302,286	1,720
	Northern Star Resources Ltd.	1,941,567	1,612
	Programmed Maintenance Services Ltd.	603,430	1,573
	Decmil Group Ltd.	645,979	1,544
^,*	Silver Lake Resources Ltd.	2,083,674	1,502
*	Roc Oil Co. Ltd.	3,121,938	1,428
	SMS Management & Technology Ltd.	323,366	1,407
	Forge Group Ltd.	337,261	1,403
*	Tiger Resources Ltd.	3,556,212	1,328
^,*	Sundance Resources Ltd.	13,275,845	1,315
	UXC Ltd.	1,442,843	1,301
	Challenger Diversified Property Group	526,001	1,297
^	Cash Converters International Ltd.	1,433,369	1,288
*	Mineral Deposits Ltd.	398,161	1,176
^	Australian Pharmaceutical Industries Ltd.	1,832,108	1,117
*	St. Barbara Ltd.	2,400,322	1,078
^	Astro Japan Property Group	314,943	1,073
^,*	Troy Resources Ltd.	837,286	1,055
^	Kingsgate Consolidated Ltd.	783,610	1,053
^,*	Perseus Mining Ltd.	2,536,076	1,035
*	Energy Resources of Australia Ltd.	848,998	1,028
^	Newcrest Mining Ltd. ADR	107,626	1,018
^	Boart Longyear Ltd.	2,488,706	1,009
^,*	Starpharma Holdings Ltd.	1,191,776	1,001
	Emeco Holdings Ltd.	3,060,601	996
^	Webjet Ltd.	325,384	969
*	APN News & Media Ltd.	2,172,769	954
^,*	Infigen Energy	3,435,073	845
*	Aspen Group	538,049	839
^	Fleetwood Corp. Ltd.	255,844	816
	Sunland Group Ltd.	487,697	738
*	Saracen Mineral Holdings Ltd.	3,290,985	726
*	AJ Lucas Group Ltd.	639,359	723
*	OM Holdings Ltd.	2,335,849	707
^,*	Intrepid Mines Ltd.	2,621,738	704
^,*	Billabong International Ltd.	1,888,159	703
	Imdex Ltd.	1,032,390	702
*	Macmahon Holdings Ltd.	4,755,777	675
	Crowe Horwath Australasia Ltd.	1,136,365	673
	Oakton Ltd.	397,847	664
	Ausenco Ltd.	408,445	635
*	Sims Metal Management Ltd. ADR	66,577	629
*	Watpac Ltd.	667,979	623
*	Tap Oil Ltd.	1,197,134	616
^,*	Gindalbie Metals Ltd.	4,554,359	559
*	Indophil Resources NL	3,574,022	524
^,*	Dart Energy Ltd.	3,849,360	508
^,*	Bathurst Resources New Zealand Ltd.	2,701,261	497
*	Rex Minerals Ltd.	1,020,709	478
*	Equatorial Resources Ltd.	704,038	460
^,*	Gunns Ltd.	3,024,191	457
	Mincor Resources NL	856,799	457
^,*	Kingsrose Mining Ltd.	1,214,322	440
*	Nexus Energy Ltd.	5,925,255	437
*	Flinders Mines Ltd.	9,497,807	358
*	Cape Lambert Resources Ltd.	2,817,988	345
^,*	Coalspur Mines Ltd.	1,768,018	318
	Panoramic Resources Ltd.	956,109	294
*	Kagara Ltd.	2,282,838	259
*	Bathurst Resources New Zealand Ltd.	1,188,709	245
*	Gryphon Minerals Ltd.	1,677,317	242
*	Galaxy Resources Ltd.	3,242,790	182
*	Ramelius Resources Ltd.	1,418,213	179

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Gunns Ltd.	3,440	139
^,*	Discovery Metals Ltd.	1,717,909	108
*	Ampella Mining Ltd.	509,485	53
^,*	Mirabela Nickel Ltd.	3,016,807	46
*	Arafura Resources Ltd.	333,856	30
*	Deep Yellow Ltd.	623,039	12
			6,218,819
Austria (0.2%)
	Erste Group Bank AG	1,468,404	51,556
	OMV AG	741,108	35,353
	Voestalpine AG	569,197	26,852
	Andritz AG	365,655	22,518
	IMMOFINANZ AG	4,859,088	21,281
	Vienna Insurance Group AG Wiener Versicherung Gruppe	188,882	9,992
	Wienerberger AG	564,313	9,789
	Telekom Austria AG	1,064,196	8,749
	Raiffeisen Bank International AG	237,201	8,701
	Verbund AG	332,804	7,807
	Oesterreichische Post AG	165,291	7,751
	Schoeller-Bleckmann Oilfield Equipment AG	54,086	6,240
	Atrium European Real Estate Ltd.	1,006,864	6,013
	CA Immobilien Anlagen AG	369,777	5,623
	Mayr Melnhof Karton AG	43,655	4,868
	RHI AG	115,712	4,270
	Conwert Immobilien Invest SE	331,494	4,126
	Lenzing AG	52,451	3,913
	Flughafen Wien AG	50,038	3,860
	Strabag SE	117,037	3,076
	EVN AG	174,988	2,667
	Zumtobel AG	130,741	2,333
	Palfinger AG	60,231	2,223
2	AMAG Austria Metall AG	70,611	2,043
	S IMMO AG	222,283	1,494
^	Kapsch TrafficCom AG	25,214	1,361
^	BWT AG	55,229	1,185
			265,644
Belgium (0.8%)
	Anheuser-Busch InBev NV	4,141,494	429,324
	KBC Groep NV	1,310,211	71,383
	Solvay SA Class A	294,449	46,041
	Ageas	1,060,032	45,046
	UCB SA	560,999	36,825
	Groupe Bruxelles Lambert SA	402,201	35,867
	Delhaize Group SA	519,811	33,198
	Umicore SA	582,714	27,748
	Colruyt SA	368,284	20,546
	Belgacom SA	738,912	20,218
	Ackermans & van Haaren NV	126,467	13,697
	Telenet Group Holding NV	248,406	13,615
	Cofinimmo	80,706	9,748
	Sofina SA	84,512	8,950
^	NV Bekaert SA	189,604	7,939
	D'ieteren SA/NV	136,184	6,418
	Elia System Operator SA/NV	134,771	6,163
	Befimmo	74,968	5,372
^,*	KBC Ancora	155,821	5,066
	Gimv NV	85,881	4,353
^,*	ThromboGenics NV	155,181	4,273
	Barco NV	51,299	3,883
	Warehouses De Pauw SCA	50,691	3,762
	EVS Broadcast Equipment SA	55,864	3,655
	Melexis NV	92,841	3,019
^	Nyrstar (Voting Shares)	721,621	2,961
	Cie d'Entreprises CFE	36,759	2,906

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Tessenderlo Chemie NV (Voting Shares)	110,133	2,757
	Mobistar SA	144,192	2,499
	Sipef SA	27,750	2,106
	Cie Maritime Belge SA	73,060	1,945
*	AGFA-Gevaert NV	806,863	1,916
*	RHJ International	341,563	1,786
	Van de Velde NV	33,194	1,687
	Wereldhave Belgium NV	11,488	1,301
	Intervest Offices & Warehouses	37,262	977
*	Ion Beam Applications	95,519	788
^,*	Euronav NV	90,269	636
	Recticel SA	88,944	597
^,*	Dexia SA	2,875,273	195
			891,166
Brazil (2.5%)
	Petroleo Brasileiro SA Prior Pfd.	14,475,461	131,251
	Petroleo Brasileiro SA	14,109,587	122,667
	Itau Unibanco Holding SA Prior Pfd.	7,636,575	118,160
	Banco Bradesco SA Prior Pfd.	7,048,216	101,543
	Vale SA Prior Pfd.	6,599,418	96,597
	Cia de Bebidas das Americas Prior Pfd.	2,513,817	93,524
	Itau Unibanco Holding SA ADR	5,395,013	83,137
	BRF SA	3,473,568	81,560
	Banco do Brasil SA	5,931,302	78,512
	Petroleo Brasileiro SA ADR	3,960,824	71,929
	Vale SA	4,456,393	70,859
	Itausa - Investimentos Itau SA Prior Pfd.	14,607,174	62,987
	Banco Bradesco SA	3,715,485	59,841
	Vale SA Class B ADR	3,910,891	57,255
	Cielo SA	1,877,601	56,941
	Banco Bradesco SA ADR	3,896,450	56,187
	BM&FBovespa SA	9,756,729	54,816
	Cia de Bebidas das Americas ADR	1,403,189	52,199
	Ultrapar Participacoes SA	1,947,716	51,778
	Petroleo Brasileiro SA ADR	2,605,986	45,422
	Vale SA Class B ADR	2,474,101	39,610
	CCR SA	4,477,977	37,130
	Cia de Bebidas das Americas	994,239	37,037
	BB Seguridade Participacoes SA	3,103,182	33,896
	BRF SA ADR	1,057,968	24,788
	Gerdau SA Prior Pfd.	2,947,568	23,260
	Telefonica Brasil SA Prior Pfd.	1,037,400	22,789
	BR Malls Participacoes SA	2,233,376	21,574
	Souza Cruz SA	1,975,226	21,366
	Cia Brasileira de Distribuicao Grupo Pao de Acucar Prior Pfd.	404,502	20,096
	Lojas Renner SA	637,700	19,232
	Itau Unibanco Holding SA	1,291,300	18,738
	Tractebel Energia SA	1,078,232	18,360
	Banco Santander Brasil SA	2,692,447	18,321
	Natura Cosmeticos SA	886,581	17,694
	Grupo BTG Pactual	1,311,944	17,678
	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	342,624	17,275
	Hypermarcas SA	1,934,210	16,867
	Lojas Americanas SA Prior Pfd.	2,227,096	16,425
	Embraer SA	2,260,081	16,369
	Tim Participacoes SA	3,226,838	16,339
	Banco Santander Brasil SA ADR	2,231,959	15,468
	Cia Energetica de Minas Gerais Prior Pfd.	1,715,028	15,258
	Metalurgica Gerdau SA Prior Pfd. Class A	1,430,641	14,580
	WEG SA	1,081,700	14,089
	Bradespar SA Prior Pfd.	1,180,407	14,031
	Kroton Educacional SA	918,852	13,577
	Klabin SA Prior Pfd.	2,498,973	13,255
	JBS SA	3,688,214	13,168

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	CETIP SA - Mercados Organizados	1,127,602	12,462
	Localiza Rent a Car SA	735,426	11,988
	Gerdau SA ADR	1,500,478	11,899
	Cosan SA Industria e Comercio	590,594	11,811
	Cia Siderurgica Nacional SA	2,141,981	11,596
	Telefonica Brasil SA ADR	507,501	11,256
*	Usinas Siderurgicas de Minas Gerais SA Prior Pfd.	2,093,402	11,064
	M Dias Branco SA	235,094	11,029
	Anhanguera Educacional Participacoes SA	1,819,464	10,880
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,433,419	10,656
	Cia Hering	731,455	10,595
	CPFL Energia SA	1,233,260	10,528
	Embraer SA ADR	346,153	10,173
	Cia de Saneamento Basico do Estado de Sao Paulo	933,394	9,892
	Cia Energetica de Sao Paulo Prior Pfd.	945,561	9,871
	Estacio Participacoes SA	1,272,987	9,830
	Cia Energetica de Minas Gerais ADR	1,092,654	9,801
*	Qualicorp SA	1,033,671	9,700
	Multiplan Empreendimentos Imobiliarios SA	397,987	9,343
	Raia Drogasil SA	1,277,454	9,325
	Totvs SA	552,014	9,324
*	Fibria Celulose SA	693,655	9,020
	Cia de Saneamento Basico do Estado de Sao Paulo ADR	838,290	8,894
	BR Properties SA	1,031,549	8,728
	Cia Siderurgica Nacional SA ADR	1,547,189	8,571
	Duratex SA	1,328,705	8,254
	ALL - America Latina Logistica SA	2,251,154	8,048
	Equatorial Energia SA	685,502	7,111
^,*	Fibria Celulose SA ADR	544,312	7,103
	Porto Seguro SA	552,070	6,930
	EDP - Energias do Brasil SA	1,209,282	6,899
	MRV Engenharia e Participacoes SA	1,576,712	6,779
	Marcopolo SA Prior Pfd.	2,614,468	6,740
	Banco do Estado do Rio Grande do Sul SA Prior Pfd.	897,396	6,464
	Diagnosticos da America SA	1,255,209	6,443
	Oi SA Prior Pfd.	3,692,456	6,174
*	PDG Realty SA Empreendimentos e Participacoes	6,850,432	6,154
	Suzano Papel e Celulose SA Prior Pfd. Class A	1,519,928	6,139
*	Braskem SA Prior Pfd.	650,246	5,745
	Mills Estruturas e Servicos de Engenharia SA	402,879	5,566
	EcoRodovias Infraestrutura e Logistica SA	815,362	5,525
	Odontoprev SA	1,302,396	5,378
	Tim Participacoes SA ADR	207,108	5,265
	Sul America SA	693,200	5,075
	Cia de Saneamento de Minas Gerais-COPASA	303,843	4,930
	AES Tiete SA Prior Pfd.	490,860	4,811
	Centrais Eletricas Brasileiras SA Prior Pfd.	897,068	4,652
	Iochpe-Maxion SA	362,897	4,417
	Alpargatas SA Prior Pfd.	637,210	4,391
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	275,298	4,233
	Gerdau SA	635,835	4,225
	Aliansce Shopping Centers SA	424,340	4,118
	Cia Paranaense de Energia ADR	296,256	4,112
	Grendene SA	441,623	3,982
	Lojas Americanas SA	633,200	3,957
	Even Construtora e Incorporadora SA	1,021,433	3,792
	Cia Energetica de Minas Gerais	422,530	3,740
	Ez Tec Empreendimentos e Participacoes SA	250,004	3,665
	Randon Participacoes SA Prior Pfd.	644,105	3,653
	Iguatemi Empresa de Shopping Centers SA	307,200	3,532
	Light SA	369,293	3,233
	Centrais Eletricas Brasileiras SA	1,014,200	3,214
	Arezzo Industria e Comercio SA	213,666	3,178
	Sao Martinho SA	225,439	3,175

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Multiplus SA	255,500	3,147
	Cia Paranaense de Energia Prior Pfd.	224,850	3,143
	Fleury SA	396,606	3,083
*	Usinas Siderurgicas de Minas Gerais SA	607,800	3,082
*	Smiles SA	220,000	2,886
	Brasil Insurance Participacoes e Administracao SA	313,934	2,846
*	Marfrig Alimentos SA	1,374,652	2,779
*	Brasil Pharma SA	744,140	2,761
*	Alupar Investimento SA	360,000	2,716
	Magnesita Refratarios SA	965,851	2,677
	JSL SA	386,068	2,638
	QGEP Participacoes SA	537,175	2,596
	AES Tiete SA	294,302	2,589
*	B2W Cia Digital	337,643	2,528
	Arteris SA	283,487	2,528
*	International Meal Co. Holdings SA	254,775	2,510
	Mahle-Metal Leve SA Industria e Comercio	199,339	2,494
	Helbor Empreendimentos SA	622,727	2,477
^	Oi SA ADR	1,422,150	2,460
	Direcional Engenharia SA	414,242	2,399
	Oi SA	1,339,564	2,388
	Santos Brasil Participacoes SA	241,549	2,330
*	Cia de Transmissao de Energia Eletrica Paulista Prior Pfd.	161,336	2,301
	SLC Agricola SA	245,764	2,280
	LPS Brasil Consultoria de Imoveis SA	315,300	2,203
	Cia Energetica do Ceara Prior Pfd.	122,669	2,160
	CPFL Energia SA ADR	126,147	2,129
	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Prior Pfd.	476,904	2,122
*	Tecnisa SA	508,177	2,106
	Eneva SA	1,046,623	2,098
	Brasil Brokers Participacoes SA	800,000	2,079
*	Gol Linhas Aereas Inteligentes SA Prior Pfd.	406,800	2,051
*	Gafisa SA	1,480,010	1,992
	Marisa Lojas SA	232,400	1,934
*	Rossi Residencial SA	1,471,988	1,806
	Guararapes Confeccoes SA	38,050	1,717
	Cia de Gas de Sao Paulo Prior Pfd. Class A	62,961	1,668
*	Paranapanema SA	781,245	1,661
	Centrais Eletricas Brasileiras SA ADR	509,734	1,611
	Abril Educacao SA	112,160	1,602
*	Contax Participacoes SA	181,169	1,491
*	Magazine Luiza SA	334,985	1,425
	Tereos Internacional SA	1,061,562	1,400
	JHSF Participacoes SA	558,555	1,391
	Sonae Sierra Brasil SA	134,546	1,349
*	Braskem SA ADR	76,050	1,341
	Centrais Eletricas Brasileiras SA ADR	246,358	1,306
	Tegma Gestao Logistica	114,900	1,142
^,*	Gafisa SA ADR	411,200	1,106
*	LLX Logistica SA	1,682,860	884
*	Brookfield Incorporacoes SA	1,366,258	853
*	MMX Mineracao e Metalicos SA	1,945,016	734
^,*	Gol Linhas Aereas Inteligentes SA ADR	128,200	663
*	HRT Participacoes em Petroleo SA	1,499,646	442
*	OGX Petroleo e Gas Participacoes SA	6,232,350	362
	Oi SA ADR	87,138	152
*	Centrais Eletricas de Santa Catarina SA Prior Pfd.	17,400	139
	Tempo Participacoes SA	107,600	134
*	LLX Logistica SA Rights Exp. 11/12/2013	2,626,393	23
			2,705,387
Canada (7.1%)
	Royal Bank of Canada	7,467,608	501,493
	Toronto-Dominion Bank	4,789,098	439,293
	Bank of Nova Scotia	6,188,532	376,244

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Suncor Energy Inc.	7,827,280	284,444
^ Bank of Montreal	3,202,852	223,077
Canadian National Railway Co.	1,963,646	215,735
Enbridge Inc.	4,272,294	185,209
Canadian Natural Resources Ltd.	5,692,611	180,663
^ Canadian Imperial Bank of Commerce	2,075,678	176,581
* Valeant Pharmaceuticals International Inc.	1,605,352	169,596
Manulife Financial Corp.	9,517,806	168,603
TransCanada Corp.	3,651,260	164,554
Potash Corp. of Saskatchewan Inc.	4,486,407	139,414
^ Brookfield Asset Management Inc. Class A	2,949,730	116,784
Cenovus Energy Inc.	3,898,269	115,828
Canadian Pacific Railway Ltd.	776,692	111,023
Goldcorp Inc.	4,193,521	106,824
Sun Life Financial Inc.	3,132,833	105,524
Barrick Gold Corp.	5,184,475	100,840
Magna International Inc.	1,137,399	96,335
Rogers Communications Inc. Class B	1,882,397	85,431
^ Crescent Point Energy Corp.	2,002,568	77,767
National Bank of Canada	838,459	72,761
Thomson Reuters Corp.	1,925,720	72,363
Encana Corp.	3,853,071	69,031
Talisman Energy Inc.	5,334,732	66,515
Agrium Inc.	776,151	66,252
Teck Resources Ltd. Class B	2,439,492	65,278
Shoppers Drug Mart Corp.	1,039,522	60,737
^ Imperial Oil Ltd.	1,367,290	59,706
BCE Inc.	1,340,673	58,338
First Quantum Minerals Ltd.	3,060,052	58,052
Power Corp. of Canada	1,804,624	53,170
^ Pembina Pipeline Corp.	1,594,333	52,311
* Catamaran Corp.	1,056,496	49,570
Canadian Oil Sands Ltd.	2,503,429	48,789
^ Shaw Communications Inc. Class B	2,013,522	48,163
^ Great-West Lifeco Inc.	1,555,981	48,128
Tim Hortons Inc.	781,975	46,679
Alimentation Couche Tard Inc. Class B	675,084	45,724
* CGI Group Inc. Class A	1,355,943	45,491
Fairfax Financial Holdings Ltd.	103,540	45,184
Husky Energy Inc.	1,532,762	43,573
Intact Financial Corp.	693,467	43,251
^ ARC Resources Ltd.	1,608,240	42,695
Silver Wheaton Corp.	1,834,367	41,626
Power Financial Corp.	1,207,891	39,748
TELUS Corp.	1,123,432	39,242
Cameco Corp.	2,039,711	38,715
Yamana Gold Inc.	3,888,319	38,561
^ Canadian Tire Corp. Ltd. Class A	403,575	37,460
Pacific Rubiales Energy Corp.	1,675,926	34,671
Canadian Utilities Ltd. Class A	930,688	34,196
Fortis Inc.	1,096,142	34,094
Franco-Nevada Corp.	755,811	34,005
Bombardier Inc. Class B	7,415,586	33,712
Saputo Inc.	662,889	32,800
SNC-Lavalin Group Inc.	779,971	32,773
* Tourmaline Oil Corp.	835,609	32,402
Gildan Activewear Inc.	628,706	30,306
Metro Inc.	484,044	30,283
Kinross Gold Corp.	5,875,716	29,867
^ Methanex Corp.	494,836	28,699
Dollarama Inc.	327,129	28,118
Penn West Petroleum Ltd.	2,505,116	27,967
^ Baytex Energy Corp.	642,419	26,814
Agnico Eagle Mines Ltd.	897,200	26,641

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	CI Financial Corp.	781,850	26,005
^	Vermilion Energy Inc.	466,698	25,652
	Eldorado Gold Corp.	3,698,590	24,938
	IGM Financial Inc.	512,975	24,718
	Onex Corp.	467,716	24,712
*	MEG Energy Corp.	763,626	24,440
^	Loblaw Cos. Ltd.	530,420	24,261
^	Brookfield Office Properties Inc.	1,297,214	24,236
^	Keyera Corp.	407,037	24,087
	Industrial Alliance Insurance & Financial Services Inc.	506,106	22,697
^	Open Text Corp.	306,645	22,534
^	AltaGas Ltd.	607,625	22,495
	George Weston Ltd.	265,399	21,621
*	BlackBerry Ltd.	2,589,360	20,439
	Finning International Inc.	886,337	20,436
^	Peyto Exploration & Development Corp.	666,542	20,086
^	RioCan REIT	766,627	18,713
	TransAlta Corp.	1,355,777	18,243
^	Atco Ltd.	392,353	18,209
^	Enerplus Corp.	1,037,808	17,906
^	Pengrowth Energy Corp.	2,684,919	17,253
	Progressive Waste Solutions Ltd.	600,614	16,135
	Aimia Inc.	893,300	15,790
	CAE Inc.	1,350,172	15,475
	Gibson Energy Inc.	624,438	15,338
^,*	New Gold Inc.	2,599,177	15,256
	Precision Drilling Corp.	1,429,314	15,120
	Constellation Software Inc.	81,900	14,920
	MacDonald Dettwiler & Associates Ltd.	187,762	14,325
^	Home Capital Group Inc. Class B	180,015	14,287
	West Fraser Timber Co. Ltd.	153,884	14,105
	H&R REIT	676,530	14,015
	Stantec Inc.	223,700	13,293
^	Cineplex Inc.	326,821	13,165
^	Bank of Montreal	187,376	13,060
	Canadian Western Bank	406,160	13,026
^	Veresen Inc.	1,021,367	12,637
	ShawCor Ltd.	294,633	12,386
*	Athabasca Oil Corp.	1,879,387	11,716
	Empire Co. Ltd.	155,000	11,414
^	Mullen Group Ltd.	422,470	11,321
	Ensign Energy Services Inc.	656,900	11,227
	CCL Industries Inc. Class B	163,025	11,195
*	Osisko Mining Corp.	2,261,446	11,040
	Quebecor Inc. Class B	443,290	10,961
	Trican Well Service Ltd.	763,740	10,731
^	Bonavista Energy Corp.	928,860	10,717
	Davis & Henderson Corp.	414,750	10,681
	Alamos Gold Inc.	664,367	10,584
	TransForce Inc.	476,112	10,544
	Westshore Terminals Investment Corp.	313,346	10,317
*	Lundin Mining Corp.	2,233,663	10,069
*	Imax Corp.	346,100	10,068
*	Turquoise Hill Resources Ltd.	2,073,130	10,001
	IAMGOLD Corp.	1,941,592	9,925
^	Bell Aliant Inc.	390,327	9,887
^	Whitecap Resources Inc.	834,103	9,688
^	Corus Entertainment Inc. Class B	412,693	9,618
*	Canfor Corp.	453,500	9,399
*	Celestica Inc.	848,708	9,320
^	Ritchie Bros Auctioneers Inc.	455,189	8,998
	TMX Group Ltd.	196,342	8,954
^	Jean Coutu Group PJC Inc. Class A	504,910	8,925
	Linamar Corp.	262,916	8,841

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	Trilogy Energy Corp.	297,880	8,739
^	Russel Metals Inc.	313,232	8,652
	Capital Power Corp.	416,100	8,620
*	Paramount Resources Ltd. Class A	246,690	8,548
^,*	Tahoe Resources Inc.	439,550	8,440
^,*	B2Gold Corp.	3,397,889	8,408
	Toromont Industries Ltd.	372,183	8,246
	Pan American Silver Corp.	744,434	7,911
^	Bonterra Energy Corp.	138,134	7,764
	First Capital Realty Inc.	442,167	7,684
	Genivar Inc.	268,315	7,679
	Secure Energy Services Inc.	531,101	7,534
^,*	Coastal Energy Co.	421,000	7,486
	RONA Inc.	634,500	7,436
	HudBay Minerals Inc.	895,800	7,303
^	Dundee REIT Class A	262,600	7,281
	Pason Systems Inc.	344,735	7,165
	Calloway REIT	296,400	7,135
	Canadian REIT	173,147	7,053
^	Superior Plus Corp.	658,680	7,025
^,*	First Majestic Silver Corp.	610,100	6,905
	Boardwalk REIT	120,686	6,865
	Genworth MI Canada Inc.	217,800	6,854
^,*	Westport Innovations Inc.	289,968	6,791
^	Northland Power Inc.	427,138	6,768
	FirstService Corp.	157,246	6,536
^	Lightstream Resources Ltd.	1,010,173	6,491
^	Laurentian Bank of Canada	143,377	6,401
^	Parkland Fuel Corp.	343,822	6,302
	Cogeco Cable Inc.	131,790	6,231
*	ATS Automation Tooling Systems Inc.	436,200	6,033
	Trinidad Drilling Ltd.	616,400	5,971
	AGF Management Ltd. Class B	452,019	5,970
	Stella-Jones Inc.	217,480	5,953
	Maple Leaf Foods Inc.	403,155	5,935
*	Dominion Diamond Corp.	436,692	5,897
	North West Co. Inc.	236,821	5,890
^	Cominar REIT	320,105	5,830
*	Detour Gold Corp.	709,522	5,798
	Enerflex Ltd.	393,491	5,574
	Calfrac Well Services Ltd.	178,300	5,558
	Algonquin Power & Utilities Corp.	853,900	5,512
^	Allied Properties REIT	169,200	5,444
	Canexus Corp.	773,378	5,385
	Manitoba Telecom Services Inc.	189,121	5,345
	Canadian Apartment Properties REIT	258,300	5,334
^	AuRico Gold Inc.	1,267,353	5,263
*	Capstone Mining Corp.	1,967,600	5,227
	Transcontinental Inc. Class A	324,931	5,189
	Sherritt International Corp.	1,502,900	5,146
^	Just Energy Group Inc.	720,625	5,115
*	Legacy Oil & Gas Inc.	748,270	5,067
^	Emera Inc.	170,210	5,018
^	Petrominerales Ltd.	435,457	5,008
*	Bankers Petroleum Ltd.	1,295,600	4,970
	Dorel Industries Inc. Class B	126,770	4,710
^	Artis REIT	323,700	4,477
	Chartwell Retirement Residences	426,467	4,385
*	Argonaut Gold Inc.	761,965	4,239
	Innergex Renewable Energy Inc.	478,059	4,191
*	Paladin Labs Inc.	68,200	4,170
*	Dundee Corp. Class A	216,281	4,147
	Granite REIT	117,846	4,094
	Aecon Group Inc.	292,000	4,047

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Cott Corp.	485,634	3,978
	Martinrea International Inc.	366,300	3,882
^	Norbord Inc.	136,600	3,878
*	Birchcliff Energy Ltd.	538,097	3,845
	Nevsun Resources Ltd.	1,054,790	3,844
	SEMAFO Inc.	1,411,170	3,830
*	NuVista Energy Ltd.	593,800	3,787
*	Kelt Exploration Ltd.	451,754	3,726
*	Imperial Metals Corp.	289,175	3,658
*	Crew Energy Inc.	610,080	3,546
*	Advantage Oil & Gas Ltd.	868,597	3,532
*	Torex Gold Resources Inc.	3,115,105	3,466
*	Dream Unlimited Corp.	249,181	3,317
	Savanna Energy Services Corp.	435,000	3,271
	Alacer Gold Corp.	1,179,661	3,270
^,*	China Gold International Resources Corp. Ltd.	1,216,890	3,268
	Centerra Gold Inc.	800,616	3,202
	Major Drilling Group International Inc.	402,684	3,175
*	Great Canadian Gaming Corp.	256,900	3,159
	Canaccord Genuity Group Inc.	488,847	3,104
^	Extendicare Inc.	441,988	2,836
^	Atlantic Power Corp.	621,023	2,799
*	Nordion Inc.	331,390	2,743
^	Silvercorp Metals Inc.	871,364	2,716
^,*	Thompson Creek Metals Co. Inc.	833,900	2,687
^,*	NovaGold Resources Inc.	1,220,197	2,633
^	Morguard REIT	156,800	2,557
^,*	BlackPearl Resources Inc.	1,363,600	2,537
*	Taseko Mines Ltd.	1,032,843	2,536
*	OceanaGold Corp.	1,453,100	2,425
*	Atrium Innovations Inc.	129,700	2,362
^,*	Silver Standard Resources Inc.	413,556	2,328
*	Dundee Precious Metals Inc.	533,300	2,276
^,*	Seabridge Gold Inc.	231,293	2,205
*	Endeavour Silver Corp.	508,304	2,111
^,*	Denison Mines Corp.	1,912,102	2,109
	Northern Property REIT	77,173	2,072
^,*	Rubicon Minerals Corp.	1,491,017	2,059
	Wi-Lan Inc.	636,230	2,001
*	Continental Gold Ltd.	514,771	1,950
	Torstar Corp. Class B	352,380	1,893
	Cascades Inc.	320,125	1,793
	Reitmans Canada Ltd. Class A	260,130	1,709
^	Sprott Inc.	621,413	1,573
	GMP Capital Inc.	260,800	1,553
*	Katanga Mining Ltd.	2,637,905	1,392
	Bombardier Inc. Class A	272,943	1,249
^,*	Pretium Resources Inc.	363,445	1,189
^	First National Financial Corp.	55,320	1,156
*	Gabriel Resources Ltd.	1,337,600	1,142
^,*	Niko Resources Ltd.	327,273	1,052
*	Endeavour Mining Corp.	1,677,360	997
	InnVest REIT	231,000	902
^,*	Westport Innovations Inc.	38,000	890
^,*	SouthGobi Resources Ltd.	353,679	414
^,*	Endeavour Mining Corp.	348,300	234
	Poseidon Concepts Corp.	320,721	1
			7,643,842
Chile (0.4%)
	Banco de Chile	193,137,366	29,560
	Empresas COPEC SA	1,971,809	28,745
	Enersis SA	78,042,710	26,092
	SACI Falabella	2,480,042	24,663

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Cencosud SA	5,784,247	23,581
Empresas CMPC SA	7,606,507	22,542
Latam Airlines Group SA	1,244,445	20,534
Empresa Nacional de Electricidad SA	12,640,815	19,327
Banco Santander Chile	229,880,227	14,210
Banco de Credito e Inversiones	220,435	12,943
Cia Cervecerias Unidas SA	785,126	10,492
Aguas Andinas SA Class A	15,133,954	10,205
Colbun SA	38,763,163	9,609
Corpbanca SA	820,190,297	9,163
ENTEL Chile SA	574,256	8,854
Sociedad Quimica y Minera de Chile SA Prior Pfd. Class B	314,956	8,840
Sociedad Matriz Banco de Chile Class B	23,637,330	8,757
CAP SA	386,080	8,039
Enersis SA ADR	474,755	7,833
AES Gener SA	12,517,693	7,508
Empresa Nacional de Electricidad SA ADR	160,705	7,248
Embotelladora Andina SA Prior Pfd.	1,211,702	6,818
Sonda SA	2,428,707	6,301
Banco Santander Chile ADR	229,722	5,642
Vina Concha y Toro SA	2,935,851	5,363
Parque Arauco SA	2,291,785	4,420
Sociedad Quimica y Minera de Chile SA ADR	155,436	4,292
E.CL SA	2,702,706	4,215
Inversiones Aguas Metropolitanas SA	2,223,040	4,098
Ripley Corp. SA	4,627,964	4,062
Latam Airlines Group SA	217,064	3,512
Sociedad Matriz SAAM SA	28,493,497	2,853
Besalco SA	2,002,675	2,816
Administradora de Fondos de Pensiones Habitat SA	1,750,298	2,744
CFR Pharmaceuticals SA	10,391,072	2,635
Inversiones La Construccion SA	172,463	2,567
Sigdo Koppers SA	1,337,947	2,233
Salfacorp SA	1,957,505	2,233
* Cia Sud Americana de Vapores SA	39,824,923	1,841
Latam Airlines Group SA ADR	65,079	1,077
Masisa SA	14,524,194	1,071
Norte Grande SA	105,387,749	473
		390,011
China (3.7%)
China Construction Bank Corp.	374,491,340	291,364
China Mobile Ltd.	27,026,000	280,845
Industrial & Commercial Bank of China Ltd.	374,043,760	262,214
Tencent Holdings Ltd.	4,767,515	259,975
Bank of China Ltd.	390,768,306	183,472
CNOOC Ltd.	83,496,000	169,828
PetroChina Co. Ltd.	109,396,000	124,578
China Petroleum & Chemical Corp.	132,472,400	107,237
China Life Insurance Co. Ltd.	38,636,000	101,991
Ping An Insurance Group Co. of China Ltd.	9,888,700	77,975
China Overseas Land & Investment Ltd.	21,159,680	65,574
Agricultural Bank of China Ltd.	119,057,870	57,373
China Shenhua Energy Co. Ltd.	17,543,500	53,365
China Merchants Bank Co. Ltd.	23,730,622	47,186
Hengan International Group Co. Ltd.	3,777,000	46,248
China Telecom Corp. Ltd.	83,744,000	43,744
China Pacific Insurance Group Co. Ltd.	11,665,038	42,153
Belle International Holdings Ltd.	27,068,000	38,167
China Unicom Hong Kong Ltd.	23,231,694	36,346
Lenovo Group Ltd.	31,302,000	33,531
Bank of Communications Co. Ltd.	43,183,150	31,642
Great Wall Motor Co. Ltd.	5,324,000	31,293
China Minsheng Banking Corp. Ltd.	26,614,932	30,499

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	China Resources Land Ltd.	9,938,000	28,789
	Kunlun Energy Co. Ltd.	15,898,300	26,007
	China Resources Power Holdings Co. Ltd.	9,811,600	25,684
	Brilliance China Automotive Holdings Ltd.	14,120,000	24,698
	PICC Property & Casualty Co. Ltd.	15,521,344	23,801
	ENN Energy Holdings Ltd.	3,816,000	22,625
	China Oilfield Services Ltd.	7,944,000	22,201
	China CITIC Bank Corp. Ltd.	39,111,446	21,989
	China Resources Enterprise Ltd.	6,176,000	21,873
	Anhui Conch Cement Co. Ltd.	6,145,000	21,445
	Dongfeng Motor Group Co. Ltd.	15,078,000	21,318
	China Merchants Holdings International Co. Ltd.	5,886,000	20,866
	Beijing Enterprises Holdings Ltd.	2,492,500	20,460
	China Communications Construction Co. Ltd.	22,844,000	18,646
	Shimao Property Holdings Ltd.	7,090,000	17,819
	Huaneng Power International Inc.	15,672,000	16,359
	Tsingtao Brewery Co. Ltd.	1,966,000	16,100
	Country Garden Holdings Co. Ltd.	22,377,284	15,345
^,*	Byd Co. Ltd.	3,057,000	15,136
	China Longyuan Power Group Corp.	13,092,000	15,063
	China National Building Material Co. Ltd.	15,120,000	14,783
	China State Construction International Holdings Ltd.	8,563,442	14,429
^,*	GCL-Poly Energy Holdings Ltd.	44,791,000	13,743
	Sinopharm Group Co. Ltd.	4,997,200	13,535
	Guangzhou Automobile Group Co. Ltd.	11,289,883	13,385
	Jiangxi Copper Co. Ltd.	6,929,000	13,284
^	Evergrande Real Estate Group Ltd.	31,479,883	13,281
	China Coal Energy Co. Ltd.	21,210,000	13,015
	COSCO Pacific Ltd.	8,390,000	12,221
	Inner Mongolia Yitai Coal Co. Ltd. Class B	6,039,894	11,834
	Geely Automobile Holdings Ltd.	23,005,000	11,597
	Longfor Properties Co. Ltd.	6,992,000	11,409
	China Vanke Co. Ltd. Class B	6,736,345	11,375
	China Railway Group Ltd.	19,811,000	11,187
	China Resources Gas Group Ltd.	4,311,000	11,155
	China Everbright International Ltd.	11,156,000	11,121
	CITIC Securities Co. Ltd.	5,184,500	10,885
	Haitong Securities Co. Ltd.	7,081,600	10,757
	China Railway Construction Corp. Ltd.	9,652,300	10,587
	Guangdong Investment Ltd.	12,120,000	10,433
	Sino-Ocean Land Holdings Ltd.	16,376,000	10,384
	Sino Biopharmaceutical	14,592,000	10,313
^	Yanzhou Coal Mining Co. Ltd.	9,860,000	10,202
	Weichai Power Co. Ltd.	2,501,560	10,013
	Shenzhou International Group Holdings Ltd.	2,884,000	9,944
	Kingboard Chemical Holdings Ltd.	3,596,400	9,476
^	CITIC Pacific Ltd.	6,642,000	9,455
	GOME Electrical Appliances Holding Ltd.	59,183,612	9,159
2	People's Insurance Co. Group of China Ltd.	19,162,000	9,052
	China Gas Holdings Ltd.	8,052,000	8,980
^	Beijing Enterprises Water Group Ltd.	20,093,642	8,941
	Haier Electronics Group Co. Ltd.	4,140,000	8,837
	Shanghai Industrial Holdings Ltd.	2,655,000	8,779
	SOHO China Ltd.	9,970,000	8,740
	Shandong Weigao Group Medical Polymer Co. Ltd.	9,280,000	8,714
	Zhuzhou CSR Times Electric Co. Ltd.	2,413,000	8,661
	Guangzhou R&F Properties Co. Ltd.	4,917,200	8,615
^	CSPC Pharmaceutical Group Ltd.	13,568,851	8,468
*	New China Life Insurance Co. Ltd.	2,935,100	8,293
	Agile Property Holdings Ltd.	6,748,000	8,144
	Chongqing Changan Automobile Co. Ltd. Class B	4,369,113	8,055
	China Communications Services Corp. Ltd.	13,105,600	8,033
^,*	Hanergy Solar Group Ltd.	46,932,000	7,987
*,2	Sinopec Engineering Group Co. Ltd.	5,433,000	7,956

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	CSR Corp. Ltd.	9,526,000	7,938
	Haitian International Holdings Ltd.	3,290,000	7,930
	Jiangsu Expressway Co. Ltd.	6,260,000	7,887
	Greentown China Holdings Ltd.	4,017,000	7,821
	Fosun International Ltd.	7,701,500	7,403
^,*	Aluminum Corp. of China Ltd.	19,942,000	7,374
^	Kingsoft Corp. Ltd.	2,946,000	7,309
^	Zijin Mining Group Co. Ltd.	31,027,000	7,146
	Chongqing Rural Commercial Bank	13,984,000	7,065
*	China Huishan Dairy Holdings Co. Ltd.	17,770,467	7,060
	Sihuan Pharmaceutical Holdings Group Ltd.	9,427,000	7,036
	Yuexiu Property Co. Ltd.	25,112,000	7,000
	Zhejiang Expressway Co. Ltd.	7,590,000	6,998
^,*	ZTE Corp.	3,112,382	6,783
	Nine Dragons Paper Holdings Ltd.	8,143,669	6,719
	Datang International Power Generation Co. Ltd.	14,588,000	6,682
	China Everbright Ltd.	4,476,000	6,639
	Lee & Man Paper Manufacturing Ltd.	9,204,000	6,601
	ANTA Sports Products Ltd.	4,598,000	6,595
	China Resources Cement Holdings Ltd.	9,781,845	6,545
	Franshion Properties China Ltd.	18,828,000	6,541
*	China Taiping Insurance Holdings Co. Ltd.	4,173,400	6,510
^	Zoomlion Heavy Industry Science and Technology Co. Ltd.	7,000,622	6,458
	Beijing Capital International Airport Co. Ltd.	9,134,000	6,441
^,*	China COSCO Holdings Co. Ltd.	13,298,000	6,314
	Shanghai Pharmaceuticals Holding Co. Ltd.	3,026,200	6,241
	Air China Ltd.	9,008,000	6,145
	China BlueChemical Ltd.	9,502,000	6,108
	Poly Property Group Co. Ltd.	9,742,000	5,973
	Intime Retail Group Co. Ltd.	4,948,000	5,890
	China International Marine Containers Group Co. Ltd.	3,142,153	5,876
	Far East Horizon Ltd.	7,878,598	5,781
^	Sunac China Holdings Ltd.	8,142,000	5,650
^	Biostime International Holdings Ltd.	736,000	5,571
	Digital China Holdings Ltd.	4,185,000	5,496
	Shenzhen International Holdings Ltd.	44,405,000	5,440
^,*	Hunan Nonferrous Metal Corp. Ltd.	18,928,000	5,249
	Shanghai Electric Group Co. Ltd.	14,654,000	5,178
	Skyworth Digital Holdings Ltd.	10,555,000	5,120
^,*	Li Ning Co. Ltd.	5,545,249	5,078
^	Golden Eagle Retail Group Ltd.	3,308,000	4,963
	China Agri-Industries Holdings Ltd.	10,385,400	4,877
	AviChina Industry & Technology Co. Ltd.	9,976,000	4,736
^	Tong Ren Tang Technologies Co. Ltd.	1,548,000	4,693
	Wumart Stores Inc.	2,761,000	4,612
	Zhongsheng Group Holdings Ltd.	2,826,500	4,524
^,*	China Shipping Container Lines Co. Ltd.	18,217,000	4,510
^	Sinopec Kantons Holdings Ltd.	4,940,000	4,507
	Sinopec Shanghai Petrochemical Co. Ltd.	17,031,000	4,498
^,*	China Yurun Food Group Ltd.	6,584,413	4,361
	Shenzhen Investment Ltd.	10,862,000	4,346
	BBMG Corp.	6,030,500	4,327
^	China Medical System Holdings Ltd.	4,771,500	4,291
^,*	China Modern Dairy Holdings Ltd.	9,141,000	4,257
	Travelsky Technology Ltd.	4,966,000	4,247
^	China Power International Development Ltd.	10,735,000	4,207
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	2,590,405	4,189
^,*	China Resources and Transportation Group Ltd.	71,900,000	4,166
	CIMC Enric Holdings Ltd.	2,854,000	4,019
^	China Overseas Grand Oceans Group Ltd.	3,327,500	3,965
^,*	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	1,086,000	3,931
	Guangshen Railway Co. Ltd.	7,288,000	3,878
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	1,196,381	3,811
*,2	China Galaxy Securities Co. Ltd.	5,522,000	3,759

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^,*	China High Speed Transmission Equipment Group Co. Ltd.	6,983,000	3,747
	Zhaojin Mining Industry Co. Ltd.	4,620,000	3,731
	Dah Chong Hong Holdings Ltd.	4,374,000	3,713
^,*	China Shipping Development Co. Ltd.	6,542,000	3,701
	KWG Property Holding Ltd.	5,699,000	3,690
*	Hopson Development Holdings Ltd.	2,992,000	3,669
	Anxin-China Holdings Ltd.	10,476,000	3,391
	Shanghai Fosun Pharmaceutical Group Co. Ltd.	1,451,500	3,287
	China Southern Airlines Co. Ltd.	8,802,000	3,243
^	China Shanshui Cement Group Ltd.	8,962,000	3,192
	Huadian Power International Corp. Ltd.	6,830,000	3,172
^	Bosideng International Holdings Ltd.	13,668,000	3,156
*	Renhe Commercial Holdings Co. Ltd.	55,987,635	3,150
^,*	Angang Steel Co. Ltd.	5,192,000	3,143
*	China Metal Recycling Holdings Ltd.	2,568,000	3,123
	CSG Holding Co. Ltd. Class B	3,788,546	3,091
*	China ZhengTong Auto Services Holdings Ltd.	4,235,500	2,949
^	China Lumena New Materials Corp.	13,488,000	2,871
^	China Oil & Gas Group Ltd.	17,820,000	2,850
	China Wireless Technologies Ltd.	7,418,000	2,774
^,*	China Precious Metal Resources Holdings Co. Ltd.	17,076,000	2,754
^,*	China Lesso Group Holdings Ltd.	4,296,000	2,748
^	Ajisen China Holdings Ltd.	2,600,000	2,728
	China South City Holdings Ltd.	8,756,000	2,725
	China Molybdenum Co. Ltd.	6,730,000	2,720
*	China Eastern Airlines Corp. Ltd.	7,846,000	2,711
^	NetDragon Websoft Inc.	1,172,008	2,700
*	Metallurgical Corp. of China Ltd.	13,037,063	2,675
^	Tibet 5100 Water Resources Holdings Ltd.	6,832,000	2,652
^	Dongfang Electric Corp. Ltd.	1,639,000	2,637
	Huaneng Renewables Corp. Ltd.	6,830,000	2,633
^,*	Kingdee International Software Group Co. Ltd.	8,127,600	2,620
^	Baoxin Auto Group Ltd.	2,541,000	2,618
	Lao Feng Xiang Co. Ltd. Class B	1,000,975	2,562
	China Shineway Pharmaceutical Group Ltd.	1,650,000	2,560
^	Phoenix Satellite Television Holdings Ltd.	7,192,000	2,533
^	Hengdeli Holdings Ltd.	10,621,600	2,521
	Xingda International Holdings Ltd.	3,982,000	2,420
	Dongyue Group	5,012,000	2,366
^,*	Kaisa Group Holdings Ltd.	7,740,000	2,359
	Weifu High-Technology Group Co. Ltd. Class B	750,332	2,308
^	Daphne International Holdings Ltd.	4,414,000	2,301
^	China Datang Corp. Renewable Power Co. Ltd.	11,354,000	2,298
^,*	Maanshan Iron & Steel	8,626,000	2,202
	Sinotrans Shipping Ltd.	6,685,500	2,199
^	XTEP International Holdings	4,440,500	2,188
	China Dongxiang Group Co.	13,964,000	2,178
	Sinotrans Ltd.	8,787,000	2,165
^	Xinjiang Goldwind Science & Technology Co. Ltd.	2,105,200	2,149
^	China Singyes Solar Technologies Holdings Ltd.	1,982,400	2,148
*	Hisense Kelon Electrical Holdings Co. Ltd. Class A	2,259,000	2,123
	Kingboard Laminates Holdings Ltd.	5,162,000	2,123
^,*	Glorious Property Holdings Ltd.	13,110,000	2,097
	Harbin Electric Co. Ltd.	3,312,000	2,080
^,*	China Zhongwang Holdings Ltd.	6,395,095	2,079
	China Water Affairs Group Ltd.	5,538,000	2,078
^	Shenguan Holdings Group Ltd.	4,594,000	2,052
	Fufeng Group Ltd.	4,773,600	2,026
*	Tech Pro Technology Development Ltd.	4,158,000	2,011
	Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. Class B	986,260	2,005
	Jiangsu Future Land Co. Ltd. Class B	3,095,200	2,001
^,*	Lonking Holdings Ltd.	9,594,000	1,956
^	Lijun International Pharmaceutical Holding Co. Ltd.	7,204,000	1,954
*	CITIC Resources Holdings Ltd.	13,882,600	1,952

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	China Merchants Property Development Co. Ltd. Class B	643,623	1,933
*	China Huiyuan Juice Group Ltd.	2,866,000	1,918
^,*	Sinopec Yizheng Chemical Fibre Co. Ltd.	6,914,000	1,916
	Luthai Textile Co. Ltd. Class B	1,576,500	1,913
^,*	China Foods Ltd.	4,202,000	1,909
	Guangdong Electric Power Development Co. Ltd. Class B	3,152,700	1,861
^,*	BYD Electronic International Co. Ltd.	3,951,500	1,850
	Fantasia Holdings Group Co. Ltd.	10,749,000	1,842
^	Sunny Optical Technology Group Co. Ltd.	1,893,000	1,833
	Hangzhou Steam Turbine Co. Class B	1,377,536	1,823
*	Shanghai Industrial Urban Development Group Ltd.	7,162,000	1,775
	Dazhong Transportation Group Co. Ltd. Class B	2,729,300	1,758
*	CIFI Holdings Group Co. Ltd.	8,988,000	1,752
^	West China Cement Ltd.	11,686,000	1,748
	C C Land Holdings Ltd.	6,448,000	1,738
	Sinofert Holdings Ltd.	10,648,000	1,729
	Beijing Capital Land Ltd.	4,764,000	1,716
^,*	MMG Ltd.	7,652,000	1,705
*	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	4,168,367	1,704
^	Yuexiu Transport Infrastructure Ltd.	3,222,000	1,695
	Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	1,882,035	1,659
*	BOE Technology Group Co. Ltd. Class B	6,845,708	1,641
	Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	1,117,509	1,640
*	North Mining Shares Co. Ltd.	36,120,000	1,608
^	Tianjin Port Development Holdings Ltd.	8,986,000	1,564
^	Lianhua Supermarket Holdings Co. Ltd.	2,437,000	1,564
*	Interchina Holdings Co.	21,995,000	1,560
	Wasion Group Holdings Ltd.	2,442,000	1,530
*	Tianjin Development Hldgs Ltd.	2,282,000	1,516
	Tianneng Power International Ltd.	3,972,000	1,500
	Billion Industrial Holdings Ltd.	2,717,500	1,479
^	Shanghai Jin Jiang International Hotels Group Co. Ltd.	6,106,000	1,474
^,*	Chinasoft International Ltd.	5,008,000	1,466
	Shenzhen Expressway Co. Ltd.	3,434,000	1,444
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	1,391,225	1,433
	Livzon Pharmaceutical Group Inc. Class B	329,111	1,420
	NVC Lighting Holding Ltd.	5,816,000	1,417
	Cosco International Holdings Ltd.	3,272,000	1,412
	Sinotruk Hong Kong Ltd.	2,662,000	1,394
^,*	Comba Telecom Systems Holdings Ltd.	4,204,699	1,388
	Guangzhou Shipyard International Co. Ltd.	939,800	1,387
^	First Tractor Co. Ltd.	1,940,000	1,386
	China National Accord Medicines Corp. Ltd. Class B	315,600	1,370
	Shandong Chenming Paper Holdings Ltd. Class B	2,732,722	1,361
^,*	Mingfa Group International Co. Ltd.	5,014,000	1,358
	Tiangong International Co. Ltd.	5,260,000	1,350
^	Sany Heavy Equipment International Holdings Co. Ltd.	4,598,000	1,328
*	China Power New Energy Development Co. Ltd.	25,460,000	1,297
	Sichuan Expressway Co. Ltd.	4,340,000	1,293
^	China Lilang Ltd.	1,988,000	1,285
^	Weiqiao Textile Co.	2,108,500	1,283
	Anhui Expressway Co. Ltd.	2,270,000	1,273
	Shanghai Diesel Engine Co. Ltd. Class B	1,620,960	1,240
^	Maoye International Holdings Ltd.	6,358,000	1,229
	Shenzhen Chiwan Wharf Holdings Ltd. Class B	668,692	1,224
	Jiangling Motors Corp. Ltd. Class B	424,862	1,197
	Anhui Gujing Distillery Co. Ltd. Class B	619,200	1,196
	Powerlong Real Estate Holdings Ltd.	5,624,000	1,169
*	Shougang Concord International Enterprises Co. Ltd.	23,418,000	1,162
	Hubei Sanonda Co. Ltd. Class B	1,294,400	1,137
^,*	VODone Ltd.	13,006,000	1,124
	Shanghai Friendship Group Inc. Co. Class B	895,500	1,114
^	MIE Holdings Corp.	5,174,000	1,109
	Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	761,100	1,088

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	China National Materials Co. Ltd.	4,835,000	1,054
	Shanghai Baosight Software Co. Ltd. Class B	578,670	1,046
	Huaxin Cement Co. Ltd. Class B	702,730	1,041
*	Shanghai Haixin Group Co. Class B	1,958,194	1,040
^	Real Nutriceutical Group Ltd.	3,993,000	1,035
	Qingling Motors Co. Ltd.	3,348,000	1,028
	Yuanda China Holdings Ltd.	11,554,000	983
	Welling Holding Ltd.	4,599,200	967
	TCL Multimedia Technology Holdings Ltd.	2,294,000	944
^	361 Degrees International Ltd.	3,257,000	933
	Huangshan Tourism Development Co. Ltd. Class B	750,900	921
*	Sinolink Worldwide Holdings Ltd.	9,336,000	915
	China ITS Holdings Co. Ltd.	3,475,000	910
^,*	China Rare Earth Holdings Ltd.	5,640,000	866
	Minmetals Land Ltd.	5,930,000	849
	Double Coin Holdings Ltd. Class B	1,218,000	834
*	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	1,840,200	834
^,*	Hidili Industry International Development Ltd.	4,856,000	806
*	Chengde Nanjiang Co. Ltd. Class B	2,069,175	804
^	Peak Sport Products Co. Ltd.	3,422,000	786
	Shanghai Highly Group Co. Ltd. Class B	1,425,400	775
	Dalian Port PDA Co. Ltd.	3,338,000	775
	Hainan Meilan International Airport Co. Ltd.	732,000	773
	Shandong Airlines Co. Ltd.	513,664	751
*	China Vanadium Titano - Magnetite Mining Co. Ltd.	4,691,000	731
	Shanghai Shibei Hi-Tech Co. Ltd. Class B	1,316,000	708
	Beijing North Star Co. Ltd.	3,098,000	696
^,*	Global Bio-Chem Technology Group Co. Ltd.	8,962,000	693
	Chongqing Machinery & Electric Co. Ltd.	5,486,000	679
*	Huadian Energy Co. Ltd. Class B	2,251,234	677
*	China WindPower Group Ltd.	16,770,000	670
	Foshan Electrical and Lighting Co. Ltd. Class B	980,559	670
	Xiamen International Port Co. Ltd.	4,888,000	662
^,*	China Machinery Engineering Corp.	960,000	656
	Bengang Steel Plates Co. Class B	1,993,172	648
	China Automation Group Ltd.	3,049,000	641
^,*	Jinchuan Group International Resources Co. Ltd.	4,281,000	640
*	SRE Group Ltd.	17,190,000	620
*	Kama Co. Ltd. Class B	1,275,600	615
^,*	Boshiwa International Holding Ltd.	2,777,000	602
	Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	681,520	585
*	SGSB Group Co. Ltd. Class B	1,210,896	585
	Guangdong Provincial Expressway Development Co. Ltd. Class B	1,796,400	581
	Eastern Communications Co. Ltd. Class B	1,274,400	578
^	HKC Holdings Ltd.	16,443,000	573
*	INESA Electron Co. Ltd. Class B	1,362,220	562
^,*	Xinjiang Xinxin Mining Industry Co. Ltd.	3,544,000	557
	Tianjin Capital Environmental Protection Group Co. Ltd.	1,360,000	551
	Shandong Chenming Paper Holdings Ltd.	1,337,000	547
*	Jinshan Development & Construction Co. Ltd. Class B	947,900	531
	Jingwei Textile Machinery	776,000	512
*	Great Wall Technology Co. Ltd.	1,758,000	508
^,*	Winsway Coking Coal Holdings Ltd.	6,669,000	498
*	Shanghai Dajiang Food Group Co. Ltd. Class B	1,319,101	493
	China Fangda Group Co. Ltd. Class B	1,313,790	485
	Changchai Co. Ltd. Class B	835,700	482
^	Sparkle Roll Group Ltd.	7,112,000	477
^,*	Integrated Waste Solutions Group Holdings Ltd.	2,620,000	463
*	Shanghai Potevio Co. Ltd. Class B	739,700	444
	Hefei Meiling Co. Ltd. Class B	779,600	389
*	Chigo Holding Ltd.	17,208,000	386
	Fiyta Holdings Ltd. Class B	445,720	375
*	Shenzhen International Enterprise Class B	229,100	372
*	Chongqing Iron & Steel Co. Ltd.	2,524,000	358

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Jinzhou Port Co. Ltd. Class B	902,600	352
*	Daqing Dairy Holdings Ltd.	1,578,000	342
	SYP Glass Group Co. Ltd.	655,200	334
	Dalian Refrigeration Co. Ltd. Class B	419,500	331
*	Titan Petrochemicals Group Ltd.	10,180,000	323
	O-Net Communications Group Ltd.	1,695,000	321
	Chen Hsong Holdings	980,000	310
	Wafangdian Bearing Co. Ltd. Class B	459,900	299
*	Shenzhen Nanshan Power Co. Ltd. Class B	873,563	296
*	China Textile Machinery Class B	381,000	291
	Lingbao Gold Co. Ltd.	1,316,000	288
*	China Green Holdings Ltd.	2,190,000	251
^,*	Dynasty Fine Wines Group Ltd.	1,342,000	249
*	Shanghai Automation Instrumentation Co. Ltd. Class B	424,100	241
*	China Tontine Wines Group Ltd.	4,750,000	233
*	Ausnutria Dairy Corp. Ltd.	1,045,000	197
*	Jinan Qingqi Motorcycle Co. Ltd. Class B	636,000	195
*	BaWang International Group Holding Ltd.	3,086,000	185
*	Real Gold Mining Ltd.	1,345,000	145
*	Trony Solar Holdings Co. Ltd.	1,562,000	127
*	China Kingstone Mining Holdings Ltd.	3,279,000	116
*	Tonly Electronics Holdings Ltd.	185,400	109
	Yuzhou Properties Co. Ltd.	157,520	39
			3,969,795
Colombia (0.2%)
^	Ecopetrol SA ADR	718,653	34,035
	Ecopetrol SA	10,866,820	25,841
	Bancolombia SA ADR	439,530	24,671
	Almacenes Exito SA	1,132,602	18,973
	Grupo de Inversiones Suramericana SA	676,146	13,399
	Cementos Argos SA	1,996,002	10,537
	Grupo de Inversiones Suramericana SA Prior Pfd.	476,800	9,474
	Corp Financiera Colombiana SA	400,614	8,337
*	Cemex Latam Holdings SA	919,436	7,035
	Banco Davivienda SA Prior Pfd.	512,000	6,715
	Isagen SA ESP	4,169,404	6,654
	Interconexion Electrica SA ESP	1,211,737	5,994
	Grupo Aval Acciones y Valores Prior Pfd.	6,055,439	4,208
	Grupo Argos SA Prior Pfd.	99,695	1,157
			177,030
Czech Republic (0.0%)
	CEZ AS	826,179	23,775
	Komercni Banka AS	77,731	19,255
	Telefonica Czech Republic AS	544,497	8,878
			51,908
Denmark (0.9%)
	Novo Nordisk A/S Class B	2,018,876	336,249
*	Danske Bank A/S	4,045,416	94,524
	AP Moeller - Maersk A/S Class B	6,909	66,844
	Carlsberg A/S Class B	538,434	53,782
	Novozymes A/S	1,199,601	46,983
	TDC A/S	4,178,068	37,741
	Coloplast A/S Class B	558,097	36,402
	AP Moeller - Maersk A/S Class A	3,234	29,203
*	Vestas Wind Systems A/S	1,000,861	26,820
	DSV A/S	914,380	26,751
	GN Store Nord A/S	977,685	22,304
*	Jyske Bank A/S	329,108	18,608
	Pandora A/S	341,454	16,276
	Chr Hansen Holding A/S	436,017	16,156
	Topdanmark A/S	490,380	13,347
^	FLSmidth & Co. A/S	265,013	13,227
*	William Demant Holding A/S	128,268	12,702

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Tryg A/S	119,196	10,885
*	Sydbank A/S	343,973	10,171
*	Genmab A/S	180,053	7,823
*	SimCorp A/S	204,210	6,685
	Rockwool International A/S Class B	38,758	6,096
	Royal UNIBREW	46,810	6,009
	NKT Holding A/S	113,752	5,520
	H Lundbeck A/S	243,699	5,233
	D/S Norden A/S	115,678	5,088
^	ALK-Abello A/S	31,982	3,039
*	Auriga Industries Class B	72,790	2,856
	Schouw & Co.	68,266	2,546
	Solar A/S Class B	29,939	1,706
*	Bang & Olufsen A/S	164,490	1,589
^,*	Bavarian Nordic A/S	122,631	1,491
^,*	Alm Brand A/S	380,277	1,488
*	East Asiatic Co. Ltd. A/S	47,088	805
			946,949
Egypt (0.0%)
*	Global Telecom Holding GDR	2,596,259	8,786
	Commercial International Bank Egypt SAE	253,786	1,572
*	Talaat Moustafa Group	1,864,744	1,495
	Telecom Egypt Co.	431,535	846
*	Egyptian Financial Group-Hermes Holding	718,557	838
	Orascom Telecom Media And Technology Holding SAE GDR	1,591,123	712
	Egypt Kuwait Holding Co. SAE	367,852	342
			14,591
Finland (0.7%)
*	Nokia Oyj	19,444,716	147,796
	Sampo	2,439,415	115,386
	Kone Oyj Class B	979,455	86,351
	Fortum Oyj	2,307,074	51,464
	UPM-Kymmene Oyj	2,716,558	43,132
	Wartsila OYJ Abp	866,192	38,434
	Nokian Renkaat Oyj	679,781	34,381
	Stora Enso Oyj	2,966,044	27,542
^	Metso Oyj	691,699	27,225
	Elisa Oyj	862,255	21,603
	Pohjola Bank plc Class A	968,987	17,646
	Orion Oyj Class B	498,583	13,400
	Huhtamaki Oyj	545,849	13,121
	Neste Oil Oyj	655,615	13,000
	Amer Sports Oyj	622,582	12,774
	Kesko Oyj Class B	346,361	11,510
	Konecranes Oyj	323,192	10,888
^	Outotec Oyj	948,055	9,375
	YIT Oyj	658,622	8,543
	Tieto Oyj	369,503	8,118
	Kemira Oyj	496,169	7,967
^	Cargotec Oyj Class B	208,021	7,596
	Uponor Oyj	361,628	7,143
	Sponda Oyj	1,203,398	6,236
*	Caverion Corp.	628,247	4,911
	Citycon Oyj	1,297,360	4,625
^,*	Outokumpu Oyj	7,113,088	3,950
	Ramirent Oyj	323,149	3,883
	Metsa Board Oyj	998,790	3,876
	Raisio plc	650,577	3,786
^	Sanoma Oyj	421,435	3,657
^	Rautaruukki Oyj	398,421	3,446
	Lassila & Tikanoja Oyj	144,512	3,030
	Cramo Oyj	127,729	2,554
^	Stockmann OYJ Abp Class B	159,201	2,542
	Oriola-KD Oyj	491,293	1,593

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Finnair Oyj	288,572	1,102
* Poyry Oyj	190,392	1,008
^ F-Secure Oyj	388,660	1,005
HKScan Oyj	125,489	574
		786,173
France (6.4%)
Total SA	10,547,406	647,117
Sanofi	5,942,841	633,647
BNP Paribas SA	5,070,770	374,088
LVMH Moet Hennessy Louis Vuitton SA	1,286,538	247,010
Schneider Electric SA	2,722,271	229,074
AXA SA	8,985,428	223,877
Air Liquide SA	1,616,046	219,644
Danone	2,839,896	210,335
Societe Generale SA	3,701,070	209,073
L'Oreal SA	1,213,250	207,159
European Aeronautic Defence and Space Co. NV	2,891,756	198,157
Vivendi SA	6,944,871	175,843
GDF Suez	6,770,594	167,802
Vinci SA	2,493,608	159,557
Unibail-Rodamco SE	504,967	131,933
Orange SA	9,351,474	128,547
Pernod Ricard SA	1,017,017	122,153
Carrefour SA	3,094,469	112,956
Essilor International SA	1,021,385	109,458
Cie de St-Gobain	2,051,282	107,672
Cie Generale des Etablissements Michelin	970,571	101,132
Kering	382,298	86,641
Legrand SA	1,355,918	76,848
Renault SA	862,385	75,244
Safran SA	1,167,203	74,419
Publicis Groupe SA	796,804	66,262
Lafarge SA	944,563	65,171
* Credit Agricole SA	5,166,650	62,122
Technip SA	549,790	57,584
Christian Dior SA	272,590	51,721
Cap Gemini SA	761,472	49,936
Electricite de France SA	1,344,956	47,071
Sodexo	468,811	45,487
SES SA	1,541,884	44,847
* Alcatel-Lucent	11,694,203	44,801
Alstom SA	1,112,107	41,283
Valeo SA	406,506	40,215
Accor SA	892,890	39,909
Dassault Systemes SA	324,259	39,393
Veolia Environnement SA	2,066,159	35,447
Vallourec SA	595,499	35,445
Edenred	1,036,895	35,200
Arkema SA	303,618	34,350
Bureau Veritas SA	1,128,551	34,044
Bouygues SA	839,830	32,768
Thales SA	516,077	31,608
Zodiac Aerospace	195,523	31,285
Casino Guichard Perrachon SA	275,304	30,946
SCOR SE	793,318	28,001
Rexel SA	1,086,291	27,204
Iliad SA	117,392	26,812
Groupe Eurotunnel SA	2,719,294	26,325
Natixis	4,795,178	25,787
STMicroelectronics NV	3,329,323	25,609
Suez Environnement Co.	1,380,797	24,077
AtoS	278,071	23,703
Klepierre	506,560	22,720
Wendel SA	162,179	22,605

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Aeroports de Paris	204,059	21,796
	Lagardere SCA	584,065	21,219
	Eutelsat Communications SA	658,011	20,812
*	CGG SA	868,406	19,088
	Societe BIC SA	138,981	17,355
^	Ingenico	219,769	16,509
	ICADE	178,498	16,418
	Teleperformance	288,121	15,252
	Bollore SA	27,680	15,095
^,*	Peugeot SA	1,142,418	15,029
	CNP Assurances	849,830	14,971
	Fonciere Des Regions	173,680	14,874
	Hermes International	42,764	14,549
	Gecina SA	106,516	14,214
	JCDecaux SA	339,521	13,608
^	Neopost SA	176,200	13,303
	Imerys SA	165,524	13,278
	Eiffage SA	221,829	13,146
	Eurazeo SA	170,658	12,885
	Remy Cointreau SA	124,073	12,221
	SEB SA	134,339	12,054
	Eurofins Scientific	40,869	11,188
	Societe Television Francaise 1	568,930	10,962
	Orpea	192,418	10,378
	Havas SA	1,202,577	10,000
	Plastic Omnium SA	333,204	9,519
	Rubis SCA	148,641	9,279
	Euler Hermes SA	68,269	9,013
^,*	Air France-KLM	758,409	7,910
	Metropole Television SA	332,156	7,641
	IPSOS	177,689	7,480
*	Technicolor SA	1,353,722	7,305
	BioMerieux	71,591	7,186
^,*	Faurecia	240,053	6,996
	Etablissements Maurel et Prom	418,558	6,739
	Ipsen SA	142,482	6,241
	Bourbon SA	218,032	6,214
^	Vicat	80,944	6,048
*	UBISOFT Entertainment	448,989	5,759
	Altran Technologies SA	603,961	5,353
	Alten SA	112,396	5,082
^	Nexans SA	112,839	5,017
	Nexity SA	126,589	4,957
	Rallye SA	108,938	4,636
	Virbac SA	22,737	4,574
^	Eramet	47,185	4,481
	Mercialys SA	207,433	4,475
	Medica SA	165,402	4,250
	Saft Groupe SA	130,338	4,133
*	GameLoft SE	338,221	3,588
	Vilmorin & Cie SA	29,212	3,446
*	Beneteau SA	176,888	3,239
^	Sartorius Stedim Biotech	20,935	3,148
	LISI	18,957	2,926
	Societe d'Edition de Canal &	341,391	2,815
	Sopra Group SA	31,143	2,722
	Ciments Francais SA	36,619	2,623
	Mersen	70,873	2,593
	Faiveley Transport SA	32,280	2,519
*	Club Mediterranee SA	99,618	2,350
	Groupe Steria SCA	115,639	2,137
	ALBIOMA	85,648	2,093
*	FFP	33,234	1,925
	Societe de la Tour Eiffel	28,450	1,910

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	MPI	437,317	1,904
	Boiron SA	27,900	1,888
	Bonduelle S.C.A.	72,438	1,808
^,*	SOITEC	749,333	1,694
*	Bull	364,769	1,611
	April	67,357	1,432
	Assystem	51,991	1,415
*	Derichebourg SA	390,709	1,365
*	Groupe Fnac	46,115	1,289
	Stallergenes SA	16,011	1,204
^,*	Solocal Group	510,002	1,188
*	Boursorama	104,347	1,047
*	Parrot SA	35,837	999
	Manitou BF SA	47,532	895
	Jacquet Metal Service	52,464	881
^	GL Events	40,722	880
	Guerbet	6,063	823
*	Trigano SA	37,480	795
	Esso SA Francaise	11,880	765
*	Haulotte Group SA	57,788	704
^,*	Nexans SA Rights	112,839	683
*	Euro Disney SCA	95,938	626
	Seche Environnement SA	13,531	542
	Maisons France Confort	14,626	539
	Union Financiere de France BQE SA	18,455	442
			6,867,069
Germany (6.0%)
	Bayer AG	4,293,713	532,647
	Siemens AG	4,115,972	525,991
	BASF SE	4,793,106	497,596
	Daimler AG	5,171,145	423,388
	Allianz SE	2,364,028	396,928
	SAP AG	4,640,832	363,157
	Deutsche Bank AG	5,293,488	255,831
	Deutsche Telekom AG	15,946,987	250,603
	Bayerische Motoren Werke AG	1,685,497	190,763
	Volkswagen AG Prior Pfd.	749,854	190,170
	Linde AG	959,113	182,065
	E.ON SE	9,500,246	173,176
	Muenchener Rueckversicherungs AG	828,753	172,905
	Deutsche Post AG	4,373,958	147,715
	Adidas AG	1,086,301	123,780
	Continental AG	558,784	102,183
	Henkel AG & Co. KGaA Prior Pfd.	897,493	96,903
	RWE AG	2,511,104	92,515
	Fresenius SE & Co. KGaA	676,028	87,758
	Fresenius Medical Care AG & Co. KGaA	1,118,093	73,891
	Porsche Automobil Holding SE Prior Pfd.	790,382	73,803
	Deutsche Boerse AG	965,326	72,619
*	Commerzbank AG	4,904,897	62,732
	HeidelbergCement AG	726,438	57,200
	Merck KGaA	333,194	55,427
	Infineon Technologies AG	5,619,735	54,367
	Henkel AG & Co. KGaA	589,014	54,324
^,*	ThyssenKrupp AG	2,000,598	51,042
	Beiersdorf AG	515,572	49,162
	Brenntag AG	266,121	45,030
	GEA Group AG	916,057	39,815
	Volkswagen AG	152,051	37,184
*	ProSiebenSat.1 Media AG	735,526	34,969
	Metro AG	684,888	32,112
	LANXESS AG	428,456	30,091
*	QIAGEN NV	1,231,008	28,253
	Hannover Rueck SE	312,474	25,008

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	K&S AG	976,993	24,825
	Symrise AG	571,492	24,197
	Bilfinger SE	214,600	23,814
	MAN SE	192,869	23,235
*	Deutsche Lufthansa AG	1,170,289	22,625
*	Sky Deutschland AG	2,289,915	22,567
*	OSRAM Licht AG	433,429	22,449
	Hugo Boss AG	155,088	20,203
	Wirecard AG	537,271	19,548
	MTU Aero Engines AG	193,852	19,333
	United Internet AG	487,803	19,242
	Stada Arzneimittel AG	301,481	17,330
	Deutsche Wohnen AG	854,594	16,072
	Fraport AG Frankfurt Airport Services Worldwide	189,669	14,673
	Aurubis AG	231,846	14,607
	Freenet AG	557,446	14,480
	Fuchs Petrolub SE Prior Pfd.	178,997	14,452
	Hochtief AG	152,157	13,762
*	Evonik Industries AG	359,511	13,668
^	Celesio AG	438,611	13,636
	Axel Springer AG	211,952	12,789
	Suedzucker AG	396,047	12,740
	GSW Immobilien AG	256,570	11,904
	Software AG	318,954	11,810
	Leoni AG	165,661	11,213
	Kabel Deutschland Holding AG	88,852	11,155
	Gerresheimer AG	162,508	10,750
*	Telefonica Deutschland Holding AG	1,335,817	10,522
	Deutsche Euroshop AG	235,906	10,488
	Wincor Nixdorf AG	156,153	10,325
	DMG MORI SEIKI AG	307,136	10,096
	LEG Immobilien AG	175,816	10,011
	Rhoen Klinikum AG	355,500	9,935
*	TUI AG	714,798	9,470
*	Morphosys AG	118,082	9,134
^	SGL Carbon SE	233,723	9,115
*	Aareal Bank AG	234,450	8,992
	Salzgitter AG	191,688	8,436
	Norma Group SE	164,542	8,229
*	GAGFAH SA	577,732	8,189
	TAG Immobilien AG	612,168	7,395
	Fielmann AG	65,264	7,299
^	Wacker Chemie AG	76,134	7,150
*	Kloeckner & Co. SE	485,790	6,852
^,*	Aixtron SE	465,118	6,676
	Rheinmetall AG	105,972	6,552
*	Talanx AG	191,064	6,547
	ElringKlinger AG	153,328	6,519
	Krones AG	73,995	6,477
	Duerr AG	71,942	6,296
	Rational AG	20,516	6,282
*	Dialog Semiconductor plc	324,521	6,235
	KUKA AG	134,320	6,113
	Fuchs Petrolub SE	86,658	5,891
*	Deutz AG	618,518	5,867
	Puma SE	18,769	5,584
^	Pfeiffer Vacuum Technology AG	47,762	5,561
	Gerry Weber International AG	131,693	5,457
	CTS Eventim AG	106,187	5,177
	Carl Zeiss Meditec AG	156,305	4,937
*	Nordex SE	275,839	4,835
	Jungheinrich AG Prior Pfd.	76,237	4,758
	Vossloh AG	46,053	4,750
	GFK SE	80,226	4,691

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Bechtle AG	71,562	4,589
	Alstria Office REIT-AG	341,816	4,327
	KWS Saat AG	11,249	4,017
	Grenkeleasing AG	37,905	3,750
	Indus Holding AG	103,696	3,726
^	Draegerwerk AG & Co. KGaA Prior Pfd.	30,391	3,560
	BayWa AG	66,660	3,395
	Jenoptik AG	191,604	3,347
	Bertrandt AG	25,027	3,273
	Takkt AG	163,399	3,245
	Hamburger Hafen und Logistik AG	126,899	3,185
	Generali Deutschland Holding AG	18,834	2,902
	QSC AG	444,555	2,765
^,*	Heidelberger Druckmaschinen AG	997,923	2,668
	Deutsche Postbank AG	53,537	2,621
^	KSB AG Prior Pfd.	3,674	2,294
^	CAT Oil AG	93,505	2,282
	Biotest AG Prior Pfd.	28,824	2,246
	SMA Solar Technology AG	52,064	2,122
	Sixt SE	69,240	2,086
	Sixt SE Prior Pfd.	81,134	1,941
	Comdirect Bank AG	165,283	1,878
	Kontron AG	216,126	1,478
	Draegerwerk AG & Co. KGaA	14,603	1,445
*	Patrizia Immobilien AG	151,203	1,416
	Deutsche Beteiligungs AG	52,409	1,376
	Delticom AG	25,228	1,330
*	DIC Asset AG	120,482	1,330
	Bauer AG	44,195	1,084
	CropEnergies AG	92,688	867
^,*	H&R AG	66,151	801
	Daimler AG	9,125	748
^,*	Air Berlin plc	247,722	571
	Bayerische Motoren Werke AG Prior Pfd.	558	47
	RWE AG Prior Pfd.	713	24
			6,485,761
Greece (0.1%)
	OPAP SA	1,080,428	13,416
	National Bank of Greece SA	2,022,942	11,490
	Piraeus Bank SA	4,994,456	10,426
*	Alpha Bank Warrants Exp. 12/10/2017	4,576,366	8,575
^,*	Hellenic Telecommunications Organization SA ADR	1,341,580	8,405
	Public Power Corp. SA	558,138	8,295
*	Alpha Bank AE	8,938,313	8,006
*	Titan Cement Co. SA	283,623	7,715
*	Hellenic Telecommunications Organization SA	601,175	7,566
*	JUMBO SA	481,150	6,456
*	Folli Follie SA	168,274	4,998
	Hellenic Petroleum SA	378,326	4,919
*	Viohalco Hellenic Copper and Aluminum Industry SA	452,974	4,484
	Hellenic Exchanges SA	331,839	3,488
	Motor Oil Hellas Corinth Refineries SA	288,245	3,427
*	Mytilineos Holdings SA	413,344	3,338
*	Ellaktor SA	536,378	2,331
	Metka SA	115,419	2,167
*	Bank of Cyprus plc	7,567,873	2,127
	Athens Water Supply & Sewage Co. SA	168,839	1,905
*	Marfin Investment Group Holdings SA	2,952,029	1,882
*	Eurobank Properties Real Estate Investment Co.	123,786	1,511
	Intralot SA-Integrated Lottery Systems & Services	474,106	1,252
*	Frigoglass SA	146,887	1,175
*	Cyprus Popular Bank PCL	12,597,118	684

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^,*	National Bank of Greece SA ADR	20,252	119
			130,157
Hong Kong (2.4%)
	AIA Group Ltd.	62,535,445	317,545
	Hutchison Whampoa Ltd.	12,382,075	154,289
	Cheung Kong Holdings Ltd.	6,854,960	107,054
	Sun Hung Kai Properties Ltd.	7,976,039	104,476
	Hong Kong Exchanges and Clearing Ltd.	5,956,937	96,098
	Sands China Ltd.	12,519,521	89,015
*	Galaxy Entertainment Group Ltd.	10,800,811	80,627
	Hong Kong & China Gas Co. Ltd.	29,128,676	68,044
	Jardine Matheson Holdings Ltd.	1,213,200	66,105
	Wharf Holdings Ltd.	7,843,270	66,003
	Hang Seng Bank Ltd.	3,943,350	65,727
	CLP Holdings Ltd.	7,969,843	64,135
	BOC Hong Kong Holdings Ltd.	18,600,039	60,745
	Link REIT	11,783,714	59,280
	Power Assets Holdings Ltd.	6,823,820	56,851
	Want Want China Holdings Ltd.	34,154,500	52,516
	Li & Fung Ltd.	29,748,479	42,057
	Swire Pacific Ltd. Class A	3,495,108	40,395
	Jardine Strategic Holdings Ltd.	1,162,500	39,365
	Hang Lung Properties Ltd.	11,514,915	37,920
	Hongkong Land Holdings Ltd.	6,047,000	37,190
	China Mengniu Dairy Co. Ltd.	7,106,000	31,259
	Henderson Land Development Co. Ltd.	5,276,634	31,223
	SJM Holdings Ltd.	9,435,219	30,507
	Bank of East Asia Ltd.	6,845,944	29,668
	MTR Corp. Ltd.	7,210,424	27,933
	Tingyi Cayman Islands Holding Corp.	9,748,000	27,540
	New World Development Co. Ltd.	19,479,674	26,948
	Prada SPA	2,613,600	25,500
	Wheelock & Co. Ltd.	4,571,464	23,330
	Wynn Macau Ltd.	6,013,009	23,083
	Hang Lung Group Ltd.	4,171,000	22,065
	Sino Land Co. Ltd.	15,334,066	21,506
	Sun Art Retail Group Ltd.	11,594,500	18,991
	Samsonite International SA	6,519,700	17,821
	Cheung Kong Infrastructure Holdings Ltd.	2,549,311	17,740
	Esprit Holdings Ltd.	9,519,403	17,479
	Swire Properties Ltd.	6,035,994	16,349
	Techtronic Industries Co.	6,477,000	16,267
	AAC Technologies Holdings Inc.	3,612,500	15,966
	MGM China Holdings Ltd.	4,609,600	15,894
	Kerry Properties Ltd.	3,619,592	15,697
	Hysan Development Co. Ltd.	3,234,802	15,132
	Shangri-La Asia Ltd.	7,835,676	14,355
	First Pacific Co. Ltd.	12,140,395	13,804
	Melco International Development Ltd.	4,134,000	12,976
	Wing Hang Bank Ltd.	879,380	12,528
	ASM Pacific Technology Ltd.	1,241,384	11,965
	Cathay Pacific Airways Ltd.	5,808,514	11,507
	VTech Holdings Ltd.	798,500	11,464
	Yue Yuen Industrial Holdings Ltd.	4,150,942	11,398
	NWS Holdings Ltd.	6,976,292	10,894
	Hopewell Holdings Ltd.	2,859,637	9,630
	Xinyi Glass Holdings Ltd.	9,442,000	9,351
^	Chow Tai Fook Jewellery Group Ltd.	5,448,200	9,034
	PCCW Ltd.	19,433,452	8,775
	Television Broadcasts Ltd.	1,486,200	8,689
^,*	Semiconductor Manufacturing International Corp.	107,226,000	7,932
	New World China Land Ltd.	13,354,000	7,332
	Giordano International Ltd.	7,638,000	7,165
	Minth Group Ltd.	3,154,000	6,598

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	FIH Mobile Ltd.	11,508,714	6,483
	NagaCorp Ltd.	6,856,000	6,331
	Shui On Land Ltd.	17,932,263	6,254
	Pacific Basin Shipping Ltd.	8,608,000	6,160
	Shougang Fushan Resources Group Ltd.	18,069,018	6,085
^	Stella International Holdings Ltd.	2,334,500	5,750
	Cafe de Coral Holdings Ltd.	1,646,000	5,649
	Champion REIT	12,603,000	5,617
	Luk Fook Holdings International Ltd.	1,551,000	5,537
^	Orient Overseas International Ltd.	1,069,603	5,525
	Shun Tak Holdings Ltd.	9,276,500	5,374
^	Uni-President China Holdings Ltd.	5,368,000	5,363
	SA SA International Holdings Ltd.	4,874,000	5,317
	Lifestyle International Holdings Ltd.	2,333,500	5,085
	L'Occitane International SA	2,201,250	4,999
	Johnson Electric Holdings Ltd.	6,898,500	4,965
	Great Eagle Holdings Ltd.	1,375,000	4,896
	Chow Sang Sang Holdings International Ltd.	1,492,000	4,839
	Vitasoy International Holdings Ltd.	3,644,000	4,699
	Yingde Gases Group Co. Ltd.	4,532,500	4,653
^	Towngas China Co. Ltd.	4,542,000	4,478
	Huabao International Holdings Ltd.	10,104,000	4,434
^	Yuexiu REIT	8,607,000	4,329
	Dah Sing Financial Holdings Ltd.	655,200	4,076
^	SmarTone Telecommunications Holdings Ltd.	2,582,000	3,401
	Dah Sing Banking Group Ltd.	1,797,600	3,381
	Pacific Textiles Holdings Ltd.	2,461,000	3,378
^	Truly International Holdings	5,268,000	3,342
^	Ju Teng International Holdings Ltd.	4,478,000	3,258
^,*	G-Resources Group Ltd.	107,924,559	3,225
^	Man Wah Holdings Ltd.	1,807,200	3,115
^	REXLot Holdings Ltd.	35,500,000	3,115
	Hutchison Telecommunications Hong Kong Holdings Ltd.	6,972,000	3,059
	Texwinca Holdings Ltd.	2,990,000	3,055
^	Anton Oilfield Services Group	4,732,000	2,993
	K Wah International Holdings Ltd.	5,199,000	2,851
^	Honghua Group Ltd.	8,583,000	2,613
	China Travel International Inv HK	13,434,000	2,599
^,*	United Co. RUSAL plc	8,376,000	2,555
^	Parkson Retail Group Ltd.	6,984,000	2,398
	Newocean Energy Holdings Ltd.	3,924,000	2,389
*	TCL Communication Technology Holdings Ltd.	2,612,000	2,374
^	Hopewell Highway Infrastructure Ltd.	4,690,500	2,311
*	Brightoil Petroleum Holdings Ltd.	12,831,000	2,201
	Kowloon Development Co. Ltd.	1,736,000	2,143
^,*	Sinopoly Battery Ltd.	43,920,000	2,096
	Value Partners Group Ltd.	3,439,000	2,087
	Sunlight REIT	5,237,000	2,065
^	CITIC Telecom International Holdings Ltd.	6,100,875	1,912
^,*	China Rongsheng Heavy Industries Group Holdings Ltd.	15,202,304	1,822
	TCC International Holdings Ltd.	4,850,000	1,801
	Singamas Container Holdings Ltd.	7,538,000	1,759
	HKR International Ltd.	3,521,600	1,722
^	Trinity Ltd.	4,568,000	1,708
	Prosperity REIT	5,497,000	1,651
^	SOCAM Development Ltd.	1,356,353	1,613
*	Xinchen China Power Holdings Ltd.	3,307,000	1,612
	Microport Scientific Corp.	2,081,000	1,412
^	Ports Design Ltd.	1,880,000	1,400
	Regal Hotels International Holdings Ltd.	2,500,000	1,364
^,*	Sino Oil And Gas Holdings Ltd.	49,380,000	1,352
	New World Department Store China Ltd.	2,332,000	1,351
^	Midland Holdings Ltd.	3,188,000	1,299
	Emperor Watch & Jewellery Ltd.	15,610,000	1,250

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Road King Infrastructure Ltd.	1,240,000	1,250
^	China Aerospace International Holdings Ltd.	10,750,000	1,234
^,*	United Laboratories International Holdings Ltd.	2,864,500	1,208
*	Lai Sun Development	41,857,833	1,199
	AMVIG Holdings Ltd.	2,512,000	1,179
	Yip's Chemical Holdings Ltd.	1,370,000	1,151
	Varitronix International Ltd.	1,285,000	1,144
*	CST Mining Group Ltd.	95,320,000	1,108
	TPV Technology Ltd.	4,244,000	898
^,*	Yanchang Petroleum International Ltd.	19,520,000	856
^,*	L'sea Resources International Holdings Ltd.	15,400,000	814
^	Polytec Asset Holdings Ltd.	6,060,000	774
	YGM Trading Ltd.	342,000	771
	Dickson Concepts International Ltd.	1,168,000	727
	Hutchison Harbour Ring Ltd.	9,178,000	722
	Hong Kong Television Network Ltd.	2,058,000	674
^	IT Ltd.	2,186,000	665
^,*	Citic 21CN Co. Ltd.	9,652,000	598
	Far East Consortium International Ltd.	1,750,000	578
*	Mongolia Energy Corp. Ltd.	16,502,000	574
*	Neo-Neon Holdings Ltd.	2,479,000	571
*	China Forestry Holdings Co. Ltd.	3,050,000	570
^,*	Silver base Group Holdings Ltd.	3,334,225	554
	Inspur International Ltd.	12,855,000	531
^,*	Mongolian Mining Corp.	3,138,500	514
*	Pou Sheng International Holdings Ltd.	9,611,750	508
	Henderson Investment Ltd.	5,554,000	437
	Qunxing Paper Holdings Co. Ltd.	1,573,000	409
	EVA Precision Industrial Holdings Ltd.	2,760,000	395
	Oriental Press Group	2,534,000	297
	China Merchants China Direct Investments Ltd.	154,431	212
*	Heng Tai Consumables Group Ltd.	10,305,000	190
*	Sijia Group Co.	1,027,000	181
*	Richly Field China Development Ltd.	13,280,000	151
*	PetroAsian Energy Holdings Ltd.	5,104,000	107
	Regent Pacific Group Ltd.	3,600,000	56
			2,620,469
Hungary (0.1%)
	OTP Bank plc	1,304,359	27,059
	MOL Hungarian Oil & Gas plc	241,013	16,479
*	Richter Gedeon Nyrt	725,702	13,799
	Magyar Telekom Telecommunications plc	2,336,059	3,203
	EGIS Pharmaceuticals plc	19,723	2,443
			62,983
India (1.5%)
	Infosys Ltd.	2,418,443	129,240
	Reliance Industries Ltd.	8,236,634	122,552
	Housing Development Finance Corp.	7,982,248	110,916
	Tata Consultancy Services Ltd.	2,438,967	83,800
	ITC Ltd.	9,778,211	53,222
	HDFC Bank Ltd.	4,616,319	51,407
	Oil & Natural Gas Corp. Ltd.	10,640,661	50,846
	ICICI Bank Ltd.	2,354,637	42,675
	Bharti Airtel Ltd.	6,641,749	39,643
	Sun Pharmaceutical Industries Ltd.	3,971,210	39,281
	Hindustan Unilever Ltd.	3,676,360	36,446
	Tata Motors Ltd.	4,902,234	30,486
	NTPC Ltd.	10,227,697	24,777
	Axis Bank Ltd.	1,188,374	23,619
	Mahindra & Mahindra Ltd.	1,554,998	22,432
	Sesa Sterlite Ltd.	6,662,423	21,845
	Larsen & Toubro Ltd.	1,229,001	19,451
	HCL Technologies Ltd.	1,070,575	19,086
	United Spirits Ltd.	442,791	18,538

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
HDFC Bank Ltd. ADR	508,055	18,417
State Bank of India	616,470	18,016
Kotak Mahindra Bank Ltd.	1,417,312	17,350
Wipro Ltd.	1,987,818	15,475
Coal India Ltd.	3,268,983	15,301
Bajaj Auto Ltd.	408,481	14,149
Hero MotoCorp Ltd.	414,835	14,018
Asian Paints Ltd.	1,487,649	13,034
Cairn India Ltd.	2,319,873	11,941
Idea Cellular Ltd.	4,086,997	11,481
Cipla Ltd.	1,689,299	11,346
Ultratech Cement Ltd.	339,900	10,866
Lupin Ltd.	749,980	10,820
Nestle India Ltd.	118,540	10,800
ICICI Bank Ltd. ADR	287,850	10,743
GAIL India Ltd.	1,854,510	10,653
Zee Entertainment Enterprises Ltd.	2,385,605	10,321
Maruti Suzuki India Ltd.	373,592	9,935
IDFC Ltd.	5,752,460	9,899
Dr Reddy's Laboratories Ltd.	243,579	9,709
Ambuja Cements Ltd.	3,126,572	9,565
IndusInd Bank Ltd.	1,310,090	9,480
Hindalco Industries Ltd.	5,011,827	9,371
Power Grid Corp. of India Ltd.	5,657,443	9,314
NMDC Ltd.	4,075,475	9,197
^ Wipro Ltd. ADR	807,660	8,965
JSW Steel Ltd.	617,886	8,646
Godrej Consumer Products Ltd.	606,430	8,595
Tata Steel Ltd.	1,456,727	7,933
Dr Reddy's Laboratories Ltd. ADR	191,397	7,589
Reliance Communications Ltd.	3,163,282	7,563
Jindal Steel & Power Ltd.	1,910,446	7,448
Tech Mahindra Ltd.	278,625	7,028
Bharat Heavy Electricals Ltd.	3,004,042	6,886
Shriram Transport Finance Co. Ltd.	641,885	6,381
Tata Power Co. Ltd.	4,702,422	6,277
Dabur India Ltd.	2,144,361	6,223
Apollo Hospitals Enterprise Ltd.	402,339	5,942
Adani Ports and Special Economic Zone Ltd.	2,490,086	5,893
Mahindra & Mahindra Financial Services Ltd.	1,227,228	5,637
* Oracle Financial Services Software Ltd.	107,214	5,592
Rural Electrification Corp. Ltd.	1,728,523	5,452
Yes Bank Ltd.	905,612	5,424
Indian Oil Corp. Ltd.	1,635,649	5,372
LIC Housing Finance Ltd.	1,458,984	5,325
DLF Ltd.	2,152,052	5,293
United Breweries Ltd.	349,667	5,254
Bharat Petroleum Corp. Ltd.	898,138	5,253
Glenmark Pharmaceuticals Ltd.	559,892	5,120
Grasim Industries Ltd.	109,300	5,009
Titan Industries Ltd.	1,098,815	4,772
Reliance Infrastructure Ltd.	664,251	4,659
Oil India Ltd.	593,769	4,580
Bank of Baroda	434,764	4,546
Adani Enterprises Ltd.	1,322,973	4,469
ACC Ltd.	237,077	4,372
Steel Authority of India Ltd.	4,256,833	4,267
Siemens Ltd.	441,047	4,173
GlaxoSmithKline Pharmaceuticals Ltd.	100,994	3,994
* Ranbaxy Laboratories Ltd.	625,344	3,969
* Federal Bank Ltd.	2,963,955	3,957
Jaiprakash Associates Ltd.	5,049,110	3,902
Marico Ltd.	1,120,719	3,862
Piramal Enterprises Ltd.	420,077	3,840

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
GlaxoSmithKline Consumer Healthcare Ltd.	49,848	3,775
Reliance Capital Ltd.	603,260	3,633
Tata Global Beverages Ltd.	1,320,183	3,520
Power Finance Corp. Ltd.	1,564,506	3,418
* Reliance Power Ltd.	2,786,958	3,316
Aditya Birla Nuvo Ltd.	166,019	3,315
MindTree Ltd.	146,461	3,301
Colgate-Palmolive India Ltd.	159,167	3,210
* Jubilant Foodworks Ltd.	165,239	3,197
Punjab National Bank	354,331	3,137
Divi's Laboratories Ltd.	194,168	3,069
Motherson Sumi Systems Ltd.	696,788	3,053
Shree Cement Ltd.	42,257	3,047
Mphasis Ltd.	441,014	3,038
Havells India Ltd.	245,945	2,958
UPL Ltd.	1,096,270	2,931
Castrol India Ltd.	589,027	2,930
Container Corp. Of India	231,102	2,843
Hindustan Zinc Ltd.	1,252,061	2,718
Sun TV Network Ltd.	389,255	2,661
ABB India Ltd.	256,570	2,627
Cadila Healthcare Ltd.	242,687	2,611
State Bank of India GDR	44,251	2,595
NHPC Ltd.	8,572,167	2,520
Aurobindo Pharma Ltd.	687,001	2,417
Bharat Forge Ltd.	479,068	2,332
Infosys Ltd. ADR	43,220	2,293
Bharti Infratel Ltd.	839,473	2,249
ING Vysya Bank Ltd.	232,626	2,227
Hexaware Technologies Ltd.	1,001,392	2,161
GMR Infrastructure Ltd.	6,017,374	2,156
Cummins India Ltd.	331,986	2,135
Exide Industries Ltd.	1,048,495	2,125
Emami Ltd.	260,179	2,102
Bhushan Steel Ltd.	268,487	2,101
Bajaj Finserv Ltd.	197,252	2,051
Strides Arcolab Ltd.	144,344	2,046
Eicher Motors Ltd.	31,518	2,028
* Unitech Ltd.	7,020,507	1,984
Bank of India	565,616	1,930
Jammu & Kashmir Bank Ltd.	90,499	1,920
CESC Ltd.	315,463	1,905
MAX India Ltd.	594,573	1,827
Petronet LNG Ltd.	888,970	1,794
Godrej Industries Ltd.	372,562	1,794
Bajaj Holdings and Investment Ltd.	131,915	1,775
Canara Bank	416,002	1,744
* Hathway Cable & Datacom Ltd.	348,075	1,622
Ipca Laboratories Ltd.	144,817	1,607
L&T Finance Holdings Ltd.	1,186,134	1,592
Bharat Electronics Ltd.	88,280	1,531
IDBI Bank Ltd.	1,383,963	1,525
* Adani Power Ltd.	2,857,890	1,519
Tata Communications Ltd.	352,469	1,512
JSW Energy Ltd.	1,986,161	1,502
IFCI Ltd.	3,745,947	1,470
Bajaj Finance Ltd.	65,624	1,448
Indiabulls Real Estate Ltd.	1,423,384	1,447
Torrent Pharmaceuticals Ltd.	193,136	1,414
Great Eastern Shipping Co. Ltd.	308,714	1,401
Thermax Ltd.	133,231	1,382
Tata Chemicals Ltd.	312,673	1,362
Indian Hotels Co. Ltd.	1,702,496	1,360
Jain Irrigation Systems Ltd.	1,228,734	1,336

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Hindustan Petroleum Corp. Ltd.	408,184	1,334
Crompton Greaves Ltd.	775,693	1,332
Ashok Leyland Ltd.	4,678,400	1,308
Coromandel International Ltd.	341,651	1,238
Biocon Ltd.	217,593	1,223
Wockhardt Ltd.	161,053	1,168
Apollo Tyres Ltd.	1,038,906	1,148
Tata Motors Ltd. ADR	36,200	1,134
South Indian Bank Ltd.	3,231,918	1,114
* Dish TV India Ltd.	1,273,851	1,108
Union Bank of India	550,699	1,107
Arvind Ltd.	602,508	1,039
Engineers India Ltd.	347,094	1,000
UCO Bank	803,438	944
McLeod Russel India Ltd.	207,548	926
* Videocon Industries Ltd.	321,893	906
Sobha Developers Ltd.	174,421	885
IRB Infrastructure Developers Ltd.	633,023	820
CMC Ltd.	35,502	781
* Suzlon Energy Ltd.	4,899,486	765
Indraprastha Gas Ltd.	166,125	758
PTC India Ltd.	828,779	755
The Ramco Cements Ltd.	254,252	738
Central Bank Of India	828,062	736
Syndicate Bank	552,172	730
* Housing Development & Infrastructure Ltd.	1,056,958	728
India Infoline Ltd.	780,845	716
Karnataka Bank Ltd.	428,195	705
Allahabad Bank	457,039	681
Corp Bank	144,260	671
* Gujarat Gas Co. Ltd.	142,571	670
* Sun Pharma Advanced Research Co. Ltd.	315,947	669
Oriental Bank of Commerce	224,350	659
Century Textiles & Industries Ltd.	146,811	657
* Essar Oil Ltd.	741,889	629
Gujarat State Petronet Ltd.	685,028	624
India Cements Ltd.	765,131	618
Voltas Ltd.	420,170	609
Gujarat Mineral Development Corp. Ltd.	361,139	607
Indian Overseas Bank	727,562	604
Amtek Auto Ltd.	534,932	564
Torrent Power Ltd.	407,363	558
* Pipavav Defence & Offshore Engineering Co. Ltd.	659,559	553
Shree Renuka Sugars Ltd.	1,505,103	549
Raymond Ltd.	124,727	544
* Mangalore Refinery & Petrochemicals Ltd.	825,601	541
Radico Khaitan Ltd.	219,876	523
Manappuram Finance Ltd.	1,909,801	496
Andhra Bank	497,059	471
Polaris Financial Technology Ltd.	202,268	471
Gujarat State Fertilisers & Chemicals Ltd.	484,990	471
Alstom T&D India Ltd.	184,596	449
Gateway Distriparks Ltd.	241,386	447
* Jet Airways India Ltd.	77,901	431
Rolta India Ltd.	419,508	428
Multi Commodity Exchange of India Ltd.	53,177	411
TVS Motor Co. Ltd.	488,005	403
Jindal Saw Ltd.	513,324	400
* Punj Lloyd Ltd.	855,476	393
Indian Bank	285,816	389
Bombay Dyeing & Manufacturing Co. Ltd.	342,887	383
* Hindustan Construction Co. Ltd.	1,625,559	381
Vijaya Bank	554,172	373
Balrampur Chini Mills Ltd.	549,600	367

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Welspun Corp. Ltd.	532,644	367
Sintex Industries Ltd.	674,546	361
Alstom India Ltd.	62,479	355
* GVK Power & Infrastructure Ltd.	2,881,989	338
SREI Infrastructure Finance Ltd.	970,190	323
* Gujarat NRE Coke Ltd.	1,461,217	309
* Shipping Corp. of India Ltd.	507,169	285
* Lanco Infratech Ltd.	2,754,258	273
Chambal Fertilizers & Chemicals Ltd.	480,703	270
Ruchi Soya Industries Ltd.	473,661	269
* Schneider Electric Infrastructure Ltd.	249,320	261
NCC Ltd.	593,283	249
Financial Technologies India Ltd.	82,181	233
* Sesa Sterlite Ltd. ADR	16,320	211
Bajaj Hindusthan Ltd.	880,127	194
Aban Offshore Ltd.	46,797	193
* Tata Teleservices Maharashtra Ltd.	1,686,903	192
* IVRCL Ltd.	893,283	191
Gitanjali Gems Ltd.	175,001	184
Sunteck Realty Ltd.	32,915	183
* Opto Circuits India Ltd.	483,005	181
Era Infra Engineering Ltd.	280,522	173
* HCL Infosystems Ltd.	395,493	152
Monnet Ispat & Energy Ltd.	68,828	146
Future Retail Ltd.	118,770	146
* Parsvnath Developers Ltd.	304,956	130
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	109,481	109
* Mahanagar Telephone Nigam	448,634	106
Cholamandalam Investment and Finance Co. Ltd.	27,690	103
* Chennai Petroleum Corp. Ltd.	91,117	78
* Educomp Solutions Ltd.	183,662	71
* Core Education & Technologies Ltd.	155,203	47
Jain Irrigation Systems Ltd.	32,150	15
		1,659,012
Indonesia (0.5%)
Astra International Tbk PT	104,326,000	61,509
Bank Central Asia Tbk PT	63,543,000	58,873
* Telekomunikasi Indonesia Persero Tbk PT	261,041,000	54,299
Bank Rakyat Indonesia Persero Tbk PT	55,491,000	38,945
Bank Mandiri Persero Tbk PT	48,186,124	36,795
Perusahaan Gas Negara Persero Tbk PT	55,093,500	24,918
Semen Indonesia Persero Tbk PT	15,353,000	19,533
Unilever Indonesia Tbk PT	6,431,000	17,100
Bank Negara Indonesia Persero Tbk PT	38,438,995	16,386
Indocement Tunggal Prakarsa Tbk PT	7,318,500	13,563
Indofood Sukses Makmur Tbk PT	22,564,500	13,293
Charoen Pokphand Indonesia Tbk PT	37,489,658	12,957
United Tractors Tbk PT	8,299,515	12,881
Kalbe Farma Tbk PT	111,025,510	12,783
* Lippo Karawaci Tbk PT	97,746,000	9,787
Gudang Garam Tbk PT	2,974,500	9,725
Adaro Energy Tbk PT	72,636,500	6,567
Bank Danamon Indonesia Tbk PT	16,243,609	6,201
Indofood CBP Sukses Makmur Tbk PT	5,759,500	5,718
Media Nusantara Citra Tbk PT	25,155,412	5,571
XL Axiata Tbk PT	13,661,223	5,419
Indo Tambangraya Megah Tbk PT	2,042,800	5,417
Summarecon Agung Tbk PT	55,756,500	5,184
Global Mediacom Tbk PT	30,513,618	5,168
Bumi Serpong Damai PT	34,565,000	4,795
Jasa Marga Persero Tbk PT	10,292,000	4,791
Ciputra Development Tbk PT	52,164,000	4,759
* Bumi Resources Tbk PT	107,046,500	4,311
Tambang Batubara Bukit Asam Persero Tbk PT	3,966,000	4,275

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
MNC Investama Tbk PT	124,086,500	3,850
AKR Corporindo Tbk PT	8,457,000	3,635
Alam Sutera Realty Tbk PT	61,214,500	3,301
* Trada Maritime Tbk PT	24,193,500	3,262
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	40,160,500	3,249
Tower Bersama Infrastructure Tbk PT	6,423,000	3,246
Astra Agro Lestari Tbk PT	1,867,000	3,078
Indosat Tbk PT	6,598,000	2,574
* Citra Marga Nusaphala Persada Tbk PT	8,826,500	2,485
Aneka Tambang Persero Tbk PT	16,768,000	2,376
Vale Indonesia Tbk PT	9,872,698	2,162
Holcim Indonesia Tbk PT	9,111,500	2,081
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	14,415,000	2,044
Wijaya Karya Persero Tbk PT	10,618,000	1,807
Pakuwon Jati Tbk PT	64,239,600	1,763
Mitra Adiperkasa Tbk PT	3,602,000	1,725
Ramayana Lestari Sentosa Tbk PT	15,639,000	1,706
Gajah Tunggal Tbk PT	7,282,500	1,484
* Garuda Indonesia Persero Tbk PT	32,624,000	1,417
Medco Energi Internasional Tbk PT	6,408,500	1,393
Timah Persero Tbk PT	9,486,000	1,362
Bank Tabungan Negara Persero Tbk PT	15,112,997	1,301
* Bakrie and Brothers Tbk PT	274,678,500	1,218
Surya Semesta Internusa Tbk PT	15,955,500	1,131
Salim Ivomas Pratama Tbk PT	15,785,000	1,119
* Energi Mega Persada Tbk PT	154,131,032	1,093
* Agis Tbk PT	25,785,500	1,029
* Bakrieland Development Tbk PT	202,316,500	898
Harum Energy Tbk PT	3,063,000	854
* Krakatau Steel Persero Tbk PT	16,541,000	821
Agung Podomoro Land Tbk PT	29,772,000	738
Intiland Development Tbk PT	19,333,500	634
Indika Energy Tbk PT	7,625,500	527
Sampoerna Agro PT	3,124,500	493
* Berlian Laju Tanker Tbk PT	25,926,000	451
* Bakrie Telecom Tbk PT	94,762,000	420
Bisi International PT	6,953,500	376
* Delta Dunia Makmur Tbk PT	26,189,000	202
* Darma Henwa Tbk PT	41,394,000	184
* Bakrie Sumatera Plantations Tbk PT	39,972,500	177
Asahimas Flat Glass Tbk PT	77,500	57
		545,246
Ireland (0.3%)
* Bank of Ireland	132,104,380	48,282
Kerry Group plc Class A	749,934	48,029
* Elan Corp. plc	2,477,480	41,151
Ryanair Holdings plc ADR	586,435	29,445
DCC plc	431,036	19,302
Smurfit Kappa Group plc	783,963	18,977
Paddy Power plc	213,311	17,376
Kingspan Group plc	861,027	14,400
Glanbia plc	878,475	12,297
* Grafton Group plc	1,154,426	10,965
C&C Group plc	1,695,673	9,927
Ryanair Holdings plc	701,590	5,809
FBD Holdings plc	108,608	2,343
Aer Lingus Group plc	1,144,792	2,175
		280,478
Israel (0.4%)
Teva Pharmaceutical Industries Ltd.	4,448,958	165,316
Bank Hapoalim BM	5,131,813	27,473
* Bank Leumi Le-Israel BM	6,487,637	24,695
Israel Chemicals Ltd.	2,283,685	18,880
Bezeq The Israeli Telecommunication Corp. Ltd.	9,716,606	16,894

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	NICE Systems Ltd.	285,950	11,212
	Delek Group Ltd.	24,101	8,322
*	Israel Discount Bank Ltd. Class A	4,031,488	8,045
	Mizrahi Tefahot Bank Ltd.	598,040	7,010
	Elbit Systems Ltd.	121,343	6,476
	Gazit-Globe Ltd.	443,858	6,061
	Azrieli Group	187,041	5,997
*	Israel Corp. Ltd.	11,735	5,905
	Osem Investments Ltd.	202,860	4,475
*	EZchip Semiconductor Ltd.	148,649	3,915
*	Paz Oil Co. Ltd.	24,226	3,761
*	Partner Communications Co. Ltd.	453,299	3,722
	Harel Insurance Investments & Financial Services Ltd.	561,350	3,292
	Frutarom Industries Ltd.	183,119	3,281
	Strauss Group Ltd.	179,544	3,166
*	Delek Energy Systems Ltd.	3,513	2,421
	Shikun & Binui Ltd.	984,386	2,355
	Migdal Insurance & Financial Holding Ltd.	1,265,041	2,206
	Alony Hetz Properties & Investments Ltd.	317,379	2,144
*	Cellcom Israel Ltd. (Registered)	180,274	2,099
	Clal Insurance Enterprises Holdings Ltd.	96,256	1,886
*	Nitsba Holdings 1995 Ltd.	134,704	1,886
*	Ormat Industries	275,710	1,863
*	Jerusalem Oil Exploration	48,855	1,803
	Delek Automotive Systems Ltd.	160,242	1,777
	Melisron Ltd.	64,004	1,694
*	Given Imaging Ltd.	82,769	1,658
	First International Bank Of Israel Ltd.	97,392	1,598
	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	27,626	1,495
	Shufersal Ltd.	368,304	1,486
*	Kamada Ltd.	101,884	1,471
	Menorah Mivtachim Holdings Ltd.	125,965	1,450
*	Allot Communications Ltd.	107,502	1,427
	Amot Investments Ltd.	478,912	1,373
	Ituran Location and Control Ltd.	73,509	1,346
*	Oil Refineries Ltd.	4,141,899	1,339
*	Clal Industries Ltd.	294,808	1,314
	Phoenix Holdings Ltd.	333,519	1,311
	Norstar Holdings Inc.	41,962	1,156
*	Koor Industries Ltd.	54,143	1,115
*	Cellcom Israel Ltd.	96,644	1,111
*	Nova Measuring Instruments Ltd.	121,245	1,065
*	Africa Israel Properties Ltd.	67,535	1,050
*	Gilat Satellite Networks Ltd.	201,868	1,029
	Electra Ltd.	7,997	1,004
	Jerusalem Economy Ltd.	110,588	988
*	Africa Israel Investments Ltd.	470,682	792
*	Discount Investment Corp.	102,366	713
*	Tower Semiconductor Ltd.	134,014	650
*	Hadera Paper Ltd.	10,751	632
*	AudioCodes Ltd.	100,227	603
*	Elco Holdings Ltd.	40,342	449
*	Ceragon Networks Ltd.	119,270	412
	Property & Building Corp.	6,092	409
	Babylon Ltd.	146,605	314
	FMS Enterprises Migun Ltd.	15,636	185
*	Clal Biotechnology Industries Ltd. Warrants Exp. 05/08/2014	15,894	7
			390,984
Italy (1.7%)
	Eni SPA	12,790,031	324,701
	UniCredit SPA	23,109,450	173,474
	Assicurazioni Generali SPA	6,537,145	152,833
	Enel SPA	33,641,738	148,426
	Intesa Sanpaolo SPA (Registered)	57,005,041	141,423

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Snam SPA	10,836,664	55,836
^	Telecom Italia SPA (Registered)	53,928,163	52,610
	Tenaris SA	2,171,977	50,812
	Luxottica Group SPA	898,365	48,666
	Terna Rete Elettrica Nazionale SPA	7,385,811	36,563
	Atlantia SPA	1,610,854	35,305
*	Fiat SPA	4,419,034	34,675
	Unione di Banche Italiane SCPA	4,447,771	30,741
	Saipem SPA	1,301,614	30,449
	Prysmian SPA	1,090,454	26,637
	Telecom Italia SPA (Bearer)	30,965,705	24,220
	Mediobanca SPA	2,541,730	23,159
	Enel Green Power SPA	8,541,191	20,777
	Exor SPA	507,030	20,099
	Pirelli & C. SPA	1,350,237	18,994
*	Banco Popolare SC	8,987,126	17,854
*	Mediaset SPA	3,487,816	17,417
*	Banca Popolare dell'Emilia Romagna SC	1,699,190	16,325
^,*	Finmeccanica SPA	2,016,237	14,775
	Azimut Holding SPA	536,137	13,600
	Davide Campari-Milano SPA	1,423,582	12,407
	Tod's SPA	69,481	11,562
^,*	Banca Popolare di Milano Scarl	16,310,318	10,895
	Gtech SPA	336,732	10,226
^,*	Banca Monte dei Paschi di Siena SPA	31,421,713	9,907
	Mediolanum SPA	1,070,376	9,315
*	Yoox SPA	257,759	9,273
	Banca Popolare di Sondrio SCARL	1,515,428	8,722
	Salvatore Ferragamo SPA	233,919	8,008
	A2A SPA	7,042,017	7,923
	Banca Generali SPA	284,420	7,425
*	World Duty Free SPA	657,446	7,284
	Recordati SPA	509,632	6,694
	Tenaris SA ADR	139,938	6,551
	Buzzi Unicem SPA	366,466	6,345
^,*	Fondiaria-Sai SPA	2,430,690	6,228
^	Hera SPA	3,003,234	6,051
	Unipol Gruppo Finanziario SPA Prior Pfd.	1,339,105	6,009
*	Autogrill SPA	657,446	5,902
^	Unipol Gruppo Finanziario SPA	1,093,827	5,800
	Societa Cattolica di Assicurazioni SCRL	228,743	5,791
	Ansaldo STS SPA	524,405	5,565
^	DiaSorin SPA	114,436	5,416
	Parmalat SPA	1,483,515	4,990
*	Gemina SPA	1,963,188	4,763
	Interpump Group SPA	398,545	4,432
*	Banca Piccolo Credito Valtellinese Scarl	2,428,284	4,345
	Danieli & C Officine Meccaniche SPA	202,857	4,190
^,*	Banca Carige SPA	4,809,219	3,845
	De'Longhi SPA	247,273	3,819
^	Brunello Cucinelli SPA	122,361	3,814
*	Sorin SPA	1,315,566	3,624
	Brembo SPA	135,917	3,595
*	CIR-Compagnie Industriali Riunite SPA	2,010,336	3,344
	Iren SPA	2,227,223	3,330
	ERG SPA	262,940	3,211
*	Safilo Group SPA	156,823	3,206
*	Milano Assicurazioni SPA	3,744,822	3,195
	Credito Emiliano SPA	416,652	3,150
	Beni Stabili SPA	4,547,089	3,113
	Italcementi SPA	347,489	3,090
	Societa Iniziative Autostradali e Servizi SPA	276,221	2,894
^	ASTM SPA	179,984	2,717
	ACEA SPA	256,657	2,671

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	MARR SPA	165,533	2,603
^	Piaggio & C SPA	839,856	2,424
	Astaldi SPA	235,677	2,296
	Italcementi SPA RSP	486,419	2,286
	Amplifon SPA	424,304	2,262
	Danieli & C Officine Meccaniche SPA	69,198	2,127
	Indesit Co. SPA	205,812	2,126
^	Ei Towers SPA	45,851	1,917
^,*	Saras SPA	1,520,724	1,882
^	RCS MediaGroup SPA	834,462	1,836
	Industria Macchine Automatiche SPA	51,465	1,764
	Trevi Finanziaria Industriale SPA	164,332	1,511
*	Italmobiliare SPA	76,655	1,491
	Sogefi SPA	250,655	1,425
	Cementir Holding SPA	299,422	1,378
*	Gruppo Editoriale L'Espresso SPA	598,273	1,192
*	Cofide SPA	1,501,166	1,182
*	Arnoldo Mondadori Editore SPA	525,365	1,121
*	Italmobiliare SPA	33,529	1,093
^	Geox SPA	377,741	1,034
	Zignago Vetro SPA	147,518	947
	Esprinet SPA	126,684	921
*	DeA Capital SPA	456,280	867
	Immobiliare Grande Distribuzione	683,008	814
	Banco di Desio e della Brianza SPA	233,211	732
*	Falck Renewables SPA	355,870	606
*	Juventus Football Club SPA	1,690,066	549
*	IMMSI SPA	672,788	415
^,*	Fiera Milano SPA	49,412	358
*	Hera SPA Rights Exp. 11/19/2013	780,893	14
			1,826,181
Japan (15.5%)
	Toyota Motor Corp.	13,753,956	891,782
	Mitsubishi UFJ Financial Group Inc.	73,462,002	467,826
	Honda Motor Co. Ltd.	9,311,293	371,827
	SoftBank Corp.	4,887,421	364,987
	Sumitomo Mitsui Financial Group Inc.	6,975,014	337,144
	Mizuho Financial Group Inc.	124,238,933	260,785
	Japan Tobacco Inc.	6,030,797	218,216
	Takeda Pharmaceutical Co. Ltd.	4,009,939	191,092
	Mitsubishi Estate Co. Ltd.	6,569,656	187,758
	Canon Inc.	5,875,456	185,410
	East Japan Railway Co.	1,970,890	171,213
	Hitachi Ltd.	24,084,815	168,476
	FANUC Corp.	1,019,974	163,612
	KDDI Corp.	2,840,900	153,853
	Mitsubishi Corp.	7,469,316	151,112
	Seven & I Holdings Co. Ltd.	4,044,408	149,678
	Mitsui Fudosan Co. Ltd.	4,393,915	145,552
	Nippon Steel & Sumitomo Metal Corp.	43,915,485	144,945
	Nomura Holdings Inc.	18,160,604	134,153
	Astellas Pharma Inc.	2,406,129	134,133
	Nissan Motor Co. Ltd.	13,131,933	131,861
	Mitsui & Co. Ltd.	8,965,666	128,083
	Central Japan Railway Co.	941,300	122,060
	Shin-Etsu Chemical Co. Ltd.	2,131,984	120,547
	Denso Corp.	2,469,010	118,681
	Bridgestone Corp.	3,453,835	118,407
	Sumitomo Realty & Development Co. Ltd.	2,472,151	116,973
	NTT DOCOMO Inc.	7,304,200	115,881
	Tokio Marine Holdings Inc.	3,504,752	114,901
	Panasonic Corp.	11,045,342	113,208
	Mitsubishi Electric Corp.	10,227,495	112,420
	ORIX Corp.	6,313,420	109,355

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Komatsu Ltd.	4,937,729	108,336
Nippon Telegraph & Telephone Corp.	2,071,713	107,688
Mitsubishi Heavy Industries Ltd.	16,561,400	105,252
Keyence Corp.	236,764	101,475
Sumitomo Mitsui Trust Holdings Inc.	19,774,511	97,668
Kubota Corp.	6,530,394	96,693
ITOCHU Corp.	8,030,539	96,560
Fast Retailing Co. Ltd.	275,401	92,703
Kao Corp.	2,732,222	90,993
Toshiba Corp.	21,342,231	90,710
Sony Corp.	5,153,790	89,906
Fuji Heavy Industries Ltd.	3,251,906	88,912
Kyocera Corp.	1,672,256	86,841
Murata Manufacturing Co. Ltd.	1,037,174	83,254
Daiwa Securities Group Inc.	9,032,155	82,498
Daikin Industries Ltd.	1,384,920	79,679
Sumitomo Corp.	5,831,548	75,888
SMC Corp.	320,138	74,534
MS&AD Insurance Group Holdings	2,823,117	72,998
Dai-ichi Life Insurance Co. Ltd.	4,968,000	70,922
Tokyo Gas Co. Ltd.	13,048,382	70,801
Marubeni Corp.	8,620,707	67,495
Kirin Holdings Co. Ltd.	4,584,872	67,010
Daiichi Sankyo Co. Ltd.	3,600,797	66,762
Daiwa House Industry Co. Ltd.	3,329,199	66,696
Secom Co. Ltd.	1,071,203	64,532
JX Holdings Inc.	12,548,960	62,050
* Mazda Motor Corp.	13,744,956	61,873
Nintendo Co. Ltd.	549,295	61,770
Asahi Group Holdings Ltd.	2,224,611	60,164
Sumitomo Electric Industries Ltd.	3,968,167	59,460
FUJIFILM Holdings Corp.	2,368,719	57,948
Nidec Corp.	581,340	56,653
Otsuka Holdings Co. Ltd.	1,988,771	56,644
Eisai Co. Ltd.	1,421,211	55,828
Inpex Corp.	4,774,300	55,153
JFE Holdings Inc.	2,415,178	54,908
Chubu Electric Power Co. Inc.	3,677,208	54,434
Suzuki Motor Corp.	2,164,365	54,424
Hoya Corp.	2,250,405	53,963
Asahi Kasei Corp.	6,889,144	52,431
NKSJ Holdings Inc.	1,998,966	51,744
Resona Holdings Inc.	9,777,628	50,861
* Kansai Electric Power Co. Inc.	3,992,680	50,535
Toray Industries Inc.	7,995,450	49,961
* Olympus Corp.	1,535,598	49,126
Tokyo Electron Ltd.	889,566	48,813
Ajinomoto Co. Inc.	3,310,758	46,328
Terumo Corp.	937,981	45,427
Yamato Holdings Co. Ltd.	2,083,859	44,815
Tokyu Corp.	6,547,504	44,589
Nitto Denko Corp.	849,972	44,573
West Japan Railway Co.	986,490	44,234
JGC Corp.	1,153,391	44,133
Dentsu Inc.	1,159,119	43,794
Oriental Land Co. Ltd.	271,264	43,437
Osaka Gas Co. Ltd.	10,194,834	42,941
Sekisui House Ltd.	2,934,510	42,122
Aeon Co. Ltd.	3,068,164	41,869
Aisin Seiki Co. Ltd.	1,017,469	41,334
Isuzu Motors Ltd.	6,593,753	41,063
T&D Holdings Inc.	3,419,550	41,054
Omron Corp.	1,066,905	40,714
Daito Trust Construction Co. Ltd.	395,883	40,421

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Tokyo Electric Power Co. Inc.	7,532,309	40,199
*	Fujitsu Ltd.	9,172,378	39,406
	Unicharm Corp.	606,451	38,952
	Toyota Industries Corp.	869,560	38,356
	Ricoh Co. Ltd.	3,628,783	38,323
	Sumitomo Metal Mining Co. Ltd.	2,746,716	38,044
	Shizuoka Bank Ltd.	3,274,824	36,846
	Hankyu Hanshin Holdings Inc.	6,548,455	36,729
	Ono Pharmaceutical Co. Ltd.	481,838	36,432
	Shionogi & Co. Ltd.	1,637,622	36,238
	Shimano Inc.	408,379	35,743
	Bank of Yokohama Ltd.	6,436,448	35,492
	Shiseido Co. Ltd.	2,035,395	34,820
	LIXIL Group Corp.	1,478,244	34,698
	Dai Nippon Printing Co. Ltd.	3,230,353	33,938
*	Kyushu Electric Power Co. Inc.	2,403,495	33,841
^	Kintetsu Corp.	9,158,546	33,705
	Nikon Corp.	1,802,937	33,330
	Yahoo Japan Corp.	7,079,000	33,029
	Makita Corp.	647,375	32,737
	Mitsubishi Chemical Holdings Corp.	6,952,358	32,546
	Toyota Tsusho Corp.	1,156,316	32,119
	Kawasaki Heavy Industries Ltd.	8,004,304	31,277
	Odakyu Electric Railway Co. Ltd.	3,231,371	31,185
	IHI Corp.	7,315,749	30,977
	NEC Corp.	13,523,932	30,377
	Asahi Glass Co. Ltd.	4,910,678	30,329
*	Tohoku Electric Power Co. Inc.	2,460,487	29,782
	Sumitomo Chemical Co. Ltd.	7,945,919	29,101
	Chiba Bank Ltd.	4,008,445	28,576
	Isetan Mitsukoshi Holdings Ltd.	1,877,063	28,447
	Tobu Railway Co. Ltd.	5,486,285	28,440
^	Yakult Honsha Co. Ltd.	557,781	28,332
	Taisei Corp.	5,491,399	28,172
	Lawson Inc.	341,326	27,372
	Chugai Pharmaceutical Co. Ltd.	1,150,645	27,036
	TDK Corp.	632,669	26,889
	Taiheiyo Cement Corp.	6,250,398	26,509
	NSK Ltd.	2,460,952	26,289
	Sega Sammy Holdings Inc.	1,024,141	26,254
*	Tokyu Fudosan Holdings Corp.	2,634,718	25,884
	Sekisui Chemical Co. Ltd.	2,206,527	25,637
	NGK Spark Plug Co. Ltd.	1,117,919	25,531
	Keikyu Corp.	2,694,187	25,361
	Nippon Yusen KK	8,278,567	25,295
	Mitsubishi Materials Corp.	6,418,570	25,112
	TOTO Ltd.	1,758,224	24,865
	Chugoku Electric Power Co. Inc.	1,618,345	24,807
	Sysmex Corp.	373,167	24,720
	Hirose Electric Co. Ltd.	161,920	24,704
	Toppan Printing Co. Ltd.	3,121,365	24,654
	Mitsui OSK Lines Ltd.	5,790,923	24,512
	Hulic Co. Ltd.	1,534,000	24,410
	NGK Insulators Ltd.	1,428,733	24,031
	Electric Power Development Co. Ltd.	746,283	23,850
	Nippon Express Co. Ltd.	4,592,425	23,061
*	Kobe Steel Ltd.	13,019,912	22,998
^,*	Sharp Corp.	7,701,150	22,781
^,*	Mitsubishi Motors Corp.	2,005,530	22,536
	Credit Saison Co. Ltd.	822,951	22,525
	Obayashi Corp.	3,497,404	22,408
	Oji Holdings Corp.	4,829,705	22,072
	Yamaha Motor Co. Ltd.	1,437,021	22,013
	Konica Minolta Inc.	2,657,689	22,008

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Hisamitsu Pharmaceutical Co. Inc.	405,199	21,926
NTT Data Corp.	651,200	21,649
Keio Corp.	3,078,175	21,327
Kuraray Co. Ltd.	1,805,704	21,201
Daihatsu Motor Co. Ltd.	1,073,697	20,847
Santen Pharmaceutical Co. Ltd.	407,847	20,705
Tokyo Tatemono Co. Ltd.	2,197,000	20,625
MEIJI Holdings Co. Ltd.	366,239	20,473
Rohm Co. Ltd.	490,666	20,141
J Front Retailing Co. Ltd.	2,586,872	20,129
Trend Micro Inc.	540,763	20,113
Kajima Corp.	4,722,284	20,043
JSR Corp.	1,048,706	19,976
Fukuoka Financial Group Inc.	4,384,984	19,778
Nippon Paint Co. Ltd.	1,173,000	19,729
Hino Motors Ltd.	1,374,783	19,425
Namco Bandai Holdings Inc.	1,009,764	19,034
Joyo Bank Ltd.	3,594,506	18,670
Aozora Bank Ltd.	6,388,969	18,573
Nitori Holdings Co. Ltd.	197,240	18,502
Stanley Electric Co. Ltd.	791,937	18,421
Toyo Seikan Group Holdings Ltd.	879,532	18,279
Shinsei Bank Ltd.	7,681,037	17,984
Japan Airlines Co. Ltd.	307,004	17,945
Mitsubishi Gas Chemical Co. Inc.	2,163,271	17,680
Don Quijote Co. Ltd.	264,500	17,607
Kansai Paint Co. Ltd.	1,307,033	17,562
Nissin Foods Holdings Co. Ltd.	405,869	17,373
Shimizu Corp.	3,366,794	17,266
Nomura Research Institute Ltd.	509,951	17,115
Taisho Pharmaceutical Holdings Co. Ltd.	241,433	16,952
Sony Financial Holdings Inc.	903,132	16,864
Yaskawa Electric Corp.	1,297,412	16,802
Iyo Bank Ltd.	1,591,053	16,613
Bank of Kyoto Ltd.	1,867,925	16,459
Yokogawa Electric Corp.	1,258,643	16,449
Suruga Bank Ltd.	1,035,693	16,430
Kikkoman Corp.	896,878	16,346
Mitsubishi Tanabe Pharma Corp.	1,145,453	16,155
USS Co. Ltd.	1,099,580	16,103
Toyo Suisan Kaisha Ltd.	506,279	16,101
Amada Co. Ltd.	1,862,692	16,024
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,821,170	15,953
Aeon Mall Co. Ltd.	555,579	15,779
Asics Corp.	892,511	15,736
Nomura Real Estate Holdings Inc.	621,347	15,721
Sanrio Co. Ltd.	283,640	15,587
Rinnai Corp.	201,200	15,573
Kyowa Hakko Kirin Co. Ltd.	1,397,736	15,438
Shimamura Co. Ltd.	135,899	15,278
Nippon Meat Packers Inc.	1,043,313	15,275
Hachijuni Bank Ltd.	2,471,425	15,267
Yokohama Rubber Co. Ltd.	1,541,000	15,073
^ AEON Financial Service Co. Ltd.	483,765	14,857
Keisei Electric Railway Co. Ltd.	1,437,500	14,845
Toho Co. Ltd.	689,797	14,781
Brother Industries Ltd.	1,300,827	14,780
JTEKT Corp.	1,146,854	14,724
Shimadzu Corp.	1,487,080	14,562
Nabtesco Corp.	594,256	14,504
* Shikoku Electric Power Co. Inc.	812,194	14,497
Hokuhoku Financial Group Inc.	6,940,000	14,310
FamilyMart Co. Ltd.	318,193	14,254
Suzuken Co. Ltd.	392,392	14,169

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Takashimaya Co. Ltd.	1,450,922	13,843
^ SBI Holdings Inc.	1,142,710	13,829
^ Dena Co. Ltd.	630,551	13,740
Yamaha Corp.	908,556	13,565
Miraca Holdings Inc.	300,749	13,551
Toho Gas Co. Ltd.	2,585,573	13,482
Gunma Bank Ltd.	2,328,289	13,472
TonenGeneral Sekiyu KK	1,447,795	13,449
THK Co. Ltd.	615,758	13,441
Hamamatsu Photonics KK	358,910	13,430
Hokuriku Electric Power Co.	940,118	13,390
Alfresa Holdings Corp.	242,558	13,257
Nisshin Seifun Group Inc.	1,207,228	13,088
Nagoya Railroad Co. Ltd.	4,502,000	13,071
MISUMI Group Inc.	445,900	13,053
Kakaku.com Inc.	674,000	13,036
Nissan Chemical Industries Ltd.	828,700	13,028
Seiko Epson Corp.	792,811	12,942
Hitachi Metals Ltd.	959,441	12,919
Sumitomo Rubber Industries Ltd.	926,930	12,904
Fuji Electric Co. Ltd.	2,863,774	12,838
* NTN Corp.	2,667,324	12,821
Nippon Kayaku Co. Ltd.	913,000	12,800
Marui Group Co. Ltd.	1,332,575	12,756
Kurita Water Industries Ltd.	584,506	12,756
Air Water Inc.	891,553	12,744
Daicel Corp.	1,511,782	12,742
Benesse Holdings Inc.	340,063	12,675
Sumitomo Heavy Industries Ltd.	2,857,460	12,647
Sankyo Co. Ltd.	265,551	12,629
Sojitz Corp.	6,446,087	12,517
M3 Inc.	4,564	12,499
^ ANA Holdings Inc.	5,976,946	12,487
Mitsui Chemicals Inc.	4,679,556	12,440
Konami Corp.	513,993	12,422
^ Yamada Denki Co. Ltd.	4,417,030	12,390
Ryohin Keikaku Co. Ltd.	123,900	12,360
Zeon Corp.	1,037,000	12,358
Hiroshima Bank Ltd.	2,895,166	12,322
Ebara Corp.	2,287,000	12,296
Chugoku Bank Ltd.	847,409	12,183
Casio Computer Co. Ltd.	1,270,783	12,163
* Hokkaido Electric Power Co. Inc.	940,178	12,111
Seven Bank Ltd.	3,390,019	11,998
Yamaguchi Financial Group Inc.	1,271,340	11,981
Keihan Electric Railway Co. Ltd.	2,897,000	11,917
GS Yuasa Corp.	1,977,526	11,878
MediPal Holdings Corp.	879,734	11,862
Kamigumi Co. Ltd.	1,333,414	11,599
Tosoh Corp.	3,029,279	11,592
Chiyoda Corp.	903,963	11,463
Dowa Holdings Co. Ltd.	1,212,000	11,439
DIC Corp.	3,946,000	11,424
Ube Industries Ltd.	5,484,333	11,352
Teijin Ltd.	4,984,422	11,192
Hitachi Construction Machinery Co. Ltd.	526,640	11,153
Otsuka Corp.	85,477	11,087
Citizen Holdings Co. Ltd.	1,548,291	11,046
Dainippon Sumitomo Pharma Co. Ltd.	820,792	11,045
Koito Manufacturing Co. Ltd.	596,800	10,864
Obic Co. Ltd.	340,000	10,677
Mitsubishi Logistics Corp.	767,435	10,665
Idemitsu Kosan Co. Ltd.	127,360	10,662
Taiyo Nippon Sanso Corp.	1,553,882	10,656

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Tsumura & Co.	337,713	10,614
	Showa Shell Sekiyu KK	982,859	10,567
	Ibiden Co. Ltd.	609,452	10,565
	Nippon Electric Glass Co. Ltd.	2,050,931	10,549
	Japan Steel Works Ltd.	1,871,494	10,455
	Kaneka Corp.	1,640,429	10,409
	Showa Denko KK	7,657,762	10,384
	Sawai Pharmaceutical Co. Ltd.	140,400	10,264
	Advantest Corp.	856,927	10,256
^	Iida Home Max	443,707	10,155
	Nippon Shokubai Co. Ltd.	821,000	10,072
^	Park24 Co. Ltd.	513,000	10,016
	Minebea Co. Ltd.	1,785,000	9,882
*	Haseko Corp.	1,328,900	9,850
	Denki Kagaku Kogyo KK	2,333,447	9,786
	Nishi-Nippon City Bank Ltd.	3,609,372	9,752
	Daido Steel Co. Ltd.	1,679,463	9,658
	Hakuhodo DY Holdings Inc.	1,246,380	9,640
	Kawasaki Kisen Kaisha Ltd.	4,169,710	9,559
	Toyoda Gosei Co. Ltd.	367,063	9,178
	77 Bank Ltd.	1,848,000	9,140
	COMSYS Holdings Corp.	637,500	8,851
	NHK Spring Co. Ltd.	838,289	8,775
^	Nippon Paper Industries Co. Ltd.	549,756	8,760
	Azbil Corp.	362,000	8,722
	NOK Corp.	563,230	8,707
	Sugi Holdings Co. Ltd.	208,100	8,704
	Kewpie Corp.	578,300	8,701
	Takara Holdings Inc.	947,000	8,684
	Yamato Kogyo Co. Ltd.	232,955	8,634
	DMG Mori Seiki Co. Ltd.	531,100	8,616
	Sundrug Co. Ltd.	170,100	8,479
	Toyobo Co. Ltd.	4,370,000	8,398
	Ushio Inc.	664,143	8,389
	Sapporo Holdings Ltd.	1,878,000	8,351
	Hoshizaki Electric Co. Ltd.	227,500	8,337
	Calbee Inc.	317,600	8,334
	Sotetsu Holdings Inc.	2,202,000	8,191
	Lion Corp.	1,351,000	8,108
	TS Tech Co. Ltd.	216,400	8,108
	Maruichi Steel Tube Ltd.	329,612	8,049
	Tokai Tokyo Financial Holdings Inc.	957,100	8,028
	Sumitomo Osaka Cement Co. Ltd.	1,957,000	7,896
	Furukawa Electric Co. Ltd.	3,401,000	7,883
^	Disco Corp.	124,300	7,855
	Kobayashi Pharmaceutical Co. Ltd.	140,100	7,844
	Nagase & Co. Ltd.	628,400	7,828
	Hitachi Chemical Co. Ltd.	506,515	7,771
	Seino Holdings Co. Ltd.	786,000	7,763
	Nihon Kohden Corp.	187,900	7,739
*	Alps Electric Co. Ltd.	881,000	7,731
	Fujikura Ltd.	1,683,000	7,680
	Century Tokyo Leasing Corp.	242,200	7,662
	Taiyo Yuden Co. Ltd.	596,400	7,645
^,*	Acom Co. Ltd.	1,949,000	7,632
*	Oki Electric Industry Co. Ltd.	3,327,000	7,624
	Jafco Co. Ltd.	152,000	7,623
	Sumitomo Forestry Co. Ltd.	652,200	7,588
	Start Today Co. Ltd.	271,576	7,572
	Hitachi High-Technologies Corp.	328,763	7,562
	Mitsui Engineering & Shipbuilding Co. Ltd.	3,850,000	7,557
	Nichirei Corp.	1,463,000	7,552
	Izumi Co. Ltd.	231,700	7,536
	Oracle Corp. Japan	187,738	7,413

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Glory Ltd.	298,300	7,397
	Kinden Corp.	673,006	7,391
	Aoyama Trading Co. Ltd.	288,300	7,351
	Yamazaki Baking Co. Ltd.	717,640	7,306
	Tadano Ltd.	530,000	7,288
	North Pacific Bank Ltd.	1,667,900	7,283
	Juroku Bank Ltd.	1,843,000	7,216
	Rohto Pharmaceutical Co. Ltd.	495,000	7,184
	NTT Urban Development Corp.	560,400	7,154
	Coca-Cola East Japan Co. Ltd.	402,493	7,128
	Nishi-Nippon Railroad Co. Ltd.	1,853,000	7,099
	Hikari Tsushin Inc.	95,800	7,098
	UNY Group Holdings Co. Ltd.	1,115,600	7,040
	Ito En Ltd.	310,800	6,985
	Mabuchi Motor Co. Ltd.	131,116	6,971
	Shiga Bank Ltd.	1,272,000	6,952
	Nisshinbo Holdings Inc.	784,000	6,925
^,*	Kenedix Inc.	1,335,300	6,900
	Mitsui Mining & Smelting Co. Ltd.	2,687,000	6,850
	OKUMA Corp.	808,000	6,825
^	Kagome Co. Ltd.	393,100	6,821
	Sohgo Security Services Co. Ltd.	337,400	6,821
	Sanwa Holdings Corp.	1,062,000	6,806
^,*	Aiful Corp.	1,400,200	6,766
	Tokuyama Corp.	1,745,000	6,750
^	Temp Holdings Co. Ltd.	230,500	6,714
	Coca-Cola West Co. Ltd.	330,226	6,698
	Wacoal Holdings Corp.	623,000	6,690
	K's Holdings Corp.	225,500	6,621
	Keiyo Bank Ltd.	1,276,000	6,498
	Rengo Co. Ltd.	1,214,000	6,493
*	Leopalace21 Corp.	930,300	6,459
	Hitachi Capital Corp.	239,300	6,436
	ABC-Mart Inc.	127,689	6,386
	Japan Petroleum Exploration Co.	156,753	6,382
	Horiba Ltd.	174,100	6,362
	Japan Airport Terminal Co. Ltd.	259,400	6,290
*	Dainippon Screen Manufacturing Co. Ltd.	1,091,000	6,271
	Daishi Bank Ltd.	1,774,000	6,193
	Resorttrust Inc.	162,200	6,179
	Shimachu Co. Ltd.	253,800	6,163
	Nexon Co. Ltd.	523,946	6,124
	Ship Healthcare Holdings Inc.	148,600	6,098
	United Arrows Ltd.	140,900	6,071
	Kaken Pharmaceutical Co. Ltd.	388,000	6,059
	Duskin Co. Ltd.	297,600	6,049
	Nifco Inc.	225,300	6,004
	SKY Perfect JSAT Holdings Inc.	1,029,200	5,943
	Nissan Shatai Co. Ltd.	344,000	5,931
	SCSK Corp.	233,736	5,925
	Musashino Bank Ltd.	168,400	5,908
	Toho Holdings Co. Ltd.	304,700	5,899
^	Ezaki Glico Co. Ltd.	527,000	5,855
	Matsui Securities Co. Ltd.	544,200	5,827
	Hitachi Zosen Corp.	732,400	5,824
	Tokyo Dome Corp.	844,000	5,804
	Square Enix Holdings Co. Ltd.	358,307	5,775
	House Foods Group Inc.	363,100	5,751
	Matsumotokiyoshi Holdings Co. Ltd.	169,800	5,729
	San-In Godo Bank Ltd.	789,000	5,728
	Autobacs Seven Co. Ltd.	391,100	5,702
*	Nippon Sheet Glass Co. Ltd.	4,375,413	5,675
	Fukuyama Transporting Co. Ltd.	886,000	5,663
	Okumura Corp.	1,186,000	5,631

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Topcon Corp.	372,800	5,621
	Onward Holdings Co. Ltd.	678,000	5,612
	KYORIN Holdings Inc.	261,200	5,568
^,*	Orient Corp.	2,208,500	5,532
	OSG Corp.	341,700	5,528
	Senshu Ikeda Holdings Inc.	1,118,960	5,512
^	Nipro Corp.	599,500	5,494
	Kagoshima Bank Ltd.	814,000	5,479
	Tokai Rika Co. Ltd.	257,300	5,456
	Lintec Corp.	263,000	5,455
	Accordia Golf Co. Ltd.	494,000	5,422
*	Cosmo Oil Co. Ltd.	3,055,850	5,381
	Hokkoku Bank Ltd.	1,453,000	5,370
	Higo Bank Ltd.	943,000	5,368
	HIS Co. Ltd.	99,200	5,350
	H2O Retailing Corp.	627,000	5,328
	IT Holdings Corp.	368,500	5,293
	Nisshin Steel Holdings Co. Ltd.	396,492	5,287
	Daifuku Co. Ltd.	408,000	5,247
	Maeda Road Construction Co. Ltd.	295,000	5,245
	Wacom Co. Ltd.	703,200	5,225
	Sumco Corp.	574,678	5,222
	Toyo Tire & Rubber Co. Ltd.	881,000	5,148
	KYB Co. Ltd.	888,000	5,142
	Anritsu Corp.	391,700	5,136
	Fuji Oil Co. Ltd.	280,800	5,118
	Exedy Corp.	170,100	5,052
	Nanto Bank Ltd.	1,275,000	5,048
	Hanwa Co. Ltd.	1,075,000	5,002
	Capcom Co. Ltd.	264,900	4,953
	Awa Bank Ltd.	948,000	4,951
	Nippo Corp.	258,000	4,840
	Nippon Television Holdings Inc.	263,300	4,823
	Hyakujushi Bank Ltd.	1,318,000	4,803
	Kyowa Exeo Corp.	403,800	4,795
	Hyakugo Bank Ltd.	1,177,000	4,786
	Nippon Konpo Unyu Soko Co. Ltd.	274,000	4,776
	Mochida Pharmaceutical Co. Ltd.	75,400	4,772
	Aica Kogyo Co. Ltd.	231,100	4,731
	NOF Corp.	679,000	4,721
	ADEKA Corp.	401,500	4,721
	Nishimatsu Construction Co. Ltd.	1,337,000	4,720
^	Itochu Techno-Solutions Corp.	120,249	4,717
	Fuji Media Holdings Inc.	236,500	4,715
	Cosmos Pharmaceutical Corp.	38,600	4,703
	FP Corp.	59,900	4,629
	Pigeon Corp.	89,700	4,628
	Toyo Ink SC Holdings Co. Ltd.	905,000	4,614
^	SHO-BOND Holdings Co. Ltd.	97,700	4,575
	Sankyu Inc.	1,275,000	4,564
	Komori Corp.	284,100	4,468
	Nihon Parkerizing Co. Ltd.	226,000	4,415
	Tsubakimoto Chain Co.	661,000	4,379
^,*	Sumitomo Mitsui Construction Co. Ltd.	3,351,900	4,379
	Kose Corp.	149,700	4,375
	Ogaki Kyoritsu Bank Ltd.	1,553,000	4,375
	Toyota Boshoku Corp.	323,578	4,334
	Daikyo Inc.	1,388,000	4,312
	Tokyo Ohka Kogyo Co. Ltd.	194,700	4,301
	Hogy Medical Co. Ltd.	73,500	4,277
*	Kiyo Bank Ltd.	321,400	4,272
	Asatsu-DK Inc.	155,200	4,265
	Toda Corp.	1,165,000	4,259
^	Penta-Ocean Construction Co. Ltd.	1,402,500	4,240

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Enplas Corp.	64,300	4,239
Maeda Corp.	584,000	4,202
GMO internet Inc.	361,000	4,104
Toagosei Co. Ltd.	904,000	4,099
Inaba Denki Sangyo Co. Ltd.	136,100	4,097
Komeri Co. Ltd.	167,000	4,078
Okasan Securities Group Inc.	471,000	4,073
Iwatani Corp.	882,000	4,062
^ Kadokawa Corp.	111,100	4,053
Takata Corp.	160,500	4,048
Internet Initiative Japan Inc.	144,000	4,041
Meitec Corp.	150,900	4,023
Shochiku Co. Ltd.	406,000	4,014
^ Gree Inc.	466,255	4,010
Toshiba TEC Corp.	644,000	3,967
Avex Group Holdings Inc.	156,400	3,963
Nachi-Fujikoshi Corp.	805,000	3,952
^ IBJ Leasing Co. Ltd.	138,800	3,908
Nitto Boseki Co. Ltd.	838,000	3,896
UACJ Corp.	1,179,006	3,878
Fujitec Co. Ltd.	314,000	3,861
Nippon Soda Co. Ltd.	629,000	3,854
Pola Orbis Holdings Inc.	113,616	3,850
Kissei Pharmaceutical Co. Ltd.	164,200	3,801
Daibiru Corp.	297,500	3,791
^ Zensho Holdings Co. Ltd.	331,000	3,778
Tsuruha Holdings Inc.	41,300	3,750
Fuyo General Lease Co. Ltd.	90,300	3,746
Nippon Shinyaku Co. Ltd.	217,000	3,741
Nikkiso Co. Ltd.	300,000	3,711
Japan Securities Finance Co. Ltd.	503,100	3,690
Maruha Nichiro Holdings Inc.	1,920,000	3,682
Sumitomo Warehouse Co. Ltd.	626,000	3,671
Arcs Co. Ltd.	195,400	3,663
Noritz Corp.	156,900	3,637
FCC Co. Ltd.	158,500	3,621
Adastria Holdings Co. Ltd.	76,780	3,596
Nichi-iko Pharmaceutical Co. Ltd.	143,600	3,580
Hitachi Transport System Ltd.	223,800	3,549
Daiseki Co. Ltd.	180,600	3,547
Nippon Light Metal Holdings Co. Ltd.	2,476,100	3,545
Sanken Electric Co. Ltd.	641,000	3,537
Takara Standard Co. Ltd.	437,000	3,516
Toshiba Plant Systems & Services Corp.	199,000	3,511
Calsonic Kansei Corp.	722,000	3,471
Sangetsu Co. Ltd.	130,000	3,450
Miura Co. Ltd.	131,500	3,449
Nihon M&A Center Inc.	44,700	3,448
Canon Marketing Japan Inc.	255,200	3,419
Tokyo Seimitsu Co. Ltd.	178,800	3,414
Iino Kaiun Kaisha Ltd.	511,800	3,371
Nissin Kogyo Co. Ltd.	180,000	3,367
Keihin Corp.	205,300	3,354
Heiwa Corp.	198,200	3,323
Unipres Corp.	161,900	3,267
TSI Holdings Co. Ltd.	461,400	3,261
Nippon Seiki Co. Ltd.	200,000	3,261
Showa Corp.	234,300	3,252
Fujitsu General Ltd.	268,000	3,247
Tokai Carbon Co. Ltd.	939,000	3,228
Taikisha Ltd.	138,800	3,226
Sumitomo Bakelite Co. Ltd.	893,000	3,220
Monex Group Inc.	881,500	3,216
Kokuyo Co. Ltd.	420,000	3,214

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Yamanashi Chuo Bank Ltd.	760,000	3,209
	Meidensha Corp.	848,000	3,172
^	Asahi Intecc Co. Ltd.	47,100	3,169
	Nichicon Corp.	301,300	3,155
	Makino Milling Machine Co. Ltd.	480,000	3,143
^	Kanamoto Co. Ltd.	116,000	3,133
	Seiko Holdings Corp.	696,000	3,133
	MonotaRO Co. Ltd.	133,000	3,127
	TOC Co. Ltd.	382,800	3,110
	Fuji Soft Inc.	156,400	3,110
	Central Glass Co. Ltd.	892,000	3,102
	Jaccs Co. Ltd.	648,000	3,096
	MOS Food Services Inc.	159,300	3,089
^	ASKUL Corp.	96,300	3,081
	Shinmaywa Industries Ltd.	393,000	3,079
	Nichias Corp.	455,000	3,078
	Toho Bank Ltd.	972,000	3,051
	Hitachi Kokusai Electric Inc.	226,000	3,036
	Heiwa Real Estate Co. Ltd.	167,100	3,027
	Okabe Co. Ltd.	225,900	3,025
	Fuji Seal International Inc.	99,700	3,009
	Ryosan Co. Ltd.	154,400	2,990
	Zenkoku Hosho Co. Ltd.	69,000	2,970
	Mandom Corp.	86,400	2,966
	Kandenko Co. Ltd.	467,000	2,951
	Daio Paper Corp.	397,000	2,939
	Yodogawa Steel Works Ltd.	648,000	2,931
^	NET One Systems Co. Ltd.	418,800	2,921
^	Arnest One Corp.	106,800	2,919
	Megmilk Snow Brand Co. Ltd.	204,800	2,908
	Oita Bank Ltd.	791,000	2,902
^,*	Nissha Printing Co. Ltd.	176,632	2,887
	Shinko Electric Industries Co. Ltd.	320,300	2,855
*	Mitsumi Electric Co. Ltd.	422,300	2,848
	Valor Co. Ltd.	195,400	2,820
	Morinaga Milk Industry Co. Ltd.	903,000	2,816
	Amano Corp.	283,800	2,780
	DCM Holdings Co. Ltd.	397,200	2,775
	Itoham Foods Inc.	658,000	2,774
	Yamagata Bank Ltd.	666,000	2,773
	Sumitomo Real Estate Sales Co. Ltd.	84,460	2,765
	Furukawa Co. Ltd.	1,324,000	2,760
	Kintetsu World Express Inc.	72,200	2,756
*	Tokyo Steel Manufacturing Co. Ltd.	511,100	2,746
^	Kyoei Steel Ltd.	132,200	2,736
*	Nippon Chemi-Con Corp.	603,000	2,725
	Bank of Okinawa Ltd.	70,100	2,713
^	Hazama Ando Corp.	732,100	2,705
	NEC Networks & System Integration Corp.	106,900	2,692
	Toshiba Machine Co. Ltd.	520,000	2,689
^	Colowide Co. Ltd.	263,500	2,650
^	Yoshinoya Holdings Co. Ltd.	230,400	2,644
	Oiles Corp.	117,200	2,619
	Takuma Co. Ltd.	307,000	2,617
	Kanematsu Corp.	1,925,000	2,611
	Nippon Flour Mills Co. Ltd.	540,000	2,605
	Mirait Holdings Corp.	293,400	2,603
	PanaHome Corp.	384,000	2,598
	Paramount Bed Holdings Co. Ltd.	74,700	2,582
	Pilot Corp.	67,800	2,575
	Shima Seiki Manufacturing Ltd.	125,300	2,571
	TOMONY Holdings Inc.	679,900	2,568
	Ai Holdings Corp.	200,200	2,565
	Totetsu Kogyo Co. Ltd.	113,000	2,545

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^,*	Ulvac Inc.	248,100	2,537
	Sanyo Special Steel Co. Ltd.	470,000	2,535
	Bank of Nagoya Ltd.	739,000	2,534
	Iseki & Co. Ltd.	779,000	2,533
	Moshi Moshi Hotline Inc.	200,600	2,521
	Sankyo Tateyama Inc.	119,200	2,519
	AOKI Holdings Inc.	75,700	2,518
	Xebio Co. Ltd.	116,200	2,513
	Aichi Steel Corp.	490,000	2,512
	Taiyo Holdings Co. Ltd.	82,900	2,504
^	Tokyotokeiba Co. Ltd.	614,000	2,502
	Ryobi Ltd.	566,000	2,501
	Aida Engineering Ltd.	258,300	2,497
	Alpine Electronics Inc.	205,200	2,484
	Pacific Metals Co. Ltd.	677,000	2,481
	ZERIA Pharmaceutical Co. Ltd.	104,500	2,477
	Touei Housing Corp.	95,485	2,464
^	Bank of Iwate Ltd.	53,800	2,443
	Tokyo Broadcasting System Holdings Inc.	184,700	2,434
	Japan Aviation Electronics Industry Ltd.	241,000	2,426
	Asahi Diamond Industrial Co. Ltd.	249,600	2,423
	Doutor Nichires Holdings Co. Ltd.	132,700	2,410
	Okinawa Electric Power Co. Inc.	69,300	2,408
	Modec Inc.	79,300	2,404
	Chiyoda Co. Ltd.	109,400	2,401
	Hokuetsu Kishu Paper Co. Ltd.	514,000	2,395
	Cocokara fine Inc.	83,700	2,384
	Earth Chemical Co. Ltd.	64,000	2,377
	Nihon Nohyaku Co. Ltd.	198,000	2,373
	Toyo Engineering Corp.	556,000	2,369
	Fancl Corp.	198,500	2,361
	Mitsuba Corp.	158,000	2,358
^,*	Pioneer Corp.	1,279,200	2,355
	CKD Corp.	253,000	2,349
	Ichiyoshi Securities Co. Ltd.	164,100	2,336
	San-A Co. Ltd.	81,800	2,331
	Marusan Securities Co. Ltd.	281,700	2,322
	Mitsui-Soko Co. Ltd.	462,000	2,321
	Nitto Kogyo Corp.	146,400	2,315
	Towa Pharmaceutical Co. Ltd.	46,100	2,307
^	Mizuno Corp.	408,000	2,304
	Takasago Thermal Engineering Co. Ltd.	274,600	2,295
*	Nippon Suisan Kaisha Ltd.	1,122,200	2,289
	Misawa Homes Co. Ltd.	127,600	2,287
	Topre Corp.	161,800	2,270
	Musashi Seimitsu Industry Co. Ltd.	96,100	2,268
	Welcia Holdings Co. Ltd.	37,430	2,264
	Namura Shipbuilding Co. Ltd.	156,100	2,260
	Relo Holdings Inc.	48,700	2,258
	Plenus Co. Ltd.	99,200	2,250
	Heiwado Co. Ltd.	144,000	2,246
	Ricoh Leasing Co. Ltd.	78,000	2,233
	Aderans Co. Ltd.	182,000	2,230
	Kureha Corp.	578,000	2,229
^	Senko Co. Ltd.	413,000	2,227
	TV Asahi Corp.	95,800	2,226
	Nippon Synthetic Chemical Industry Co. Ltd.	230,000	2,218
	NSD Co. Ltd.	180,900	2,213
^	Royal Holdings Co. Ltd.	137,000	2,198
	Gunze Ltd.	822,000	2,195
	Japan Wool Textile Co. Ltd.	277,000	2,182
	Miyazaki Bank Ltd.	750,000	2,177
	Transcosmos Inc.	124,800	2,159
^,*	Kumagai Gumi Co. Ltd.	701,000	2,157

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	Sanden Corp.	532,000	2,153
^,*	Tokyu Construction Co. Ltd.	366,290	2,152
	Nihon Unisys Ltd.	240,900	2,148
	Ariake Japan Co. Ltd.	88,800	2,148
	Nippon Steel & Sumikin Bussan Corp.	705,480	2,145
	Mitsubishi Pencil Co. Ltd.	82,000	2,140
	Chudenko Corp.	129,000	2,125
	Futaba Corp.	152,800	2,117
	Sekisui Jushi Corp.	145,000	2,111
*	Toa Corp.	868,000	2,109
	Shindengen Electric Manufacturing Co. Ltd.	326,000	2,098
	Takasago International Corp.	377,000	2,096
	Nichii Gakkan Co.	209,000	2,095
^	Dr Ci:Labo Co. Ltd.	632	2,092
	Seikagaku Corp.	160,700	2,085
^	Hokuto Corp.	108,400	2,080
^	Bic Camera Inc.	4,220	2,075
	Daiwabo Holdings Co. Ltd.	1,081,000	2,072
	Saibu Gas Co. Ltd.	833,000	2,071
	Paltac Corp.	153,200	2,061
	Hokuetsu Bank Ltd.	988,000	2,049
	Goldcrest Co. Ltd.	76,420	2,045
	Foster Electric Co. Ltd.	104,300	2,041
	Topy Industries Ltd.	929,000	2,036
	Okamura Corp.	280,000	2,024
	Nitta Corp.	95,200	2,005
	Milbon Co. Ltd.	48,160	2,004
	Toppan Forms Co. Ltd.	214,500	2,001
	Token Corp.	37,650	2,000
	Ain Pharmaciez Inc.	46,100	2,000
	Canon Electronics Inc.	106,700	1,994
	Denki Kogyo Co. Ltd.	301,000	1,994
	Kato Sangyo Co. Ltd.	97,000	1,991
	Sakata Seed Corp.	145,800	1,990
	Nishimatsuya Chain Co. Ltd.	267,100	1,980
^,*	Nippon Yakin Kogyo Co. Ltd.	597,500	1,980
	Toei Co. Ltd.	328,000	1,973
	Chofu Seisakusho Co. Ltd.	85,100	1,970
	Yokogawa Bridge Holdings Corp.	138,000	1,965
^	Kuroda Electric Co. Ltd.	140,200	1,964
^,*	Matsuya Co. Ltd.	160,200	1,962
	Daihen Corp.	455,000	1,944
	Press Kogyo Co. Ltd.	443,000	1,943
	Inabata & Co. Ltd.	197,700	1,939
	kabu.com Securities Co. Ltd.	365,100	1,930
^	Wakita & Co. Ltd.	148,000	1,927
	Eizo Corp.	78,200	1,924
	Trusco Nakayama Corp.	90,100	1,918
	St. Marc Holdings Co. Ltd.	37,200	1,915
	Nippon Densetsu Kogyo Co. Ltd.	153,000	1,913
	Dydo Drinco Inc.	44,900	1,902
	Tochigi Bank Ltd.	495,000	1,893
	NS Solutions Corp.	82,900	1,890
	Bank of the Ryukyus Ltd.	173,200	1,890
	Kyokuto Securities Co. Ltd.	107,800	1,887
	Max Co. Ltd.	167,000	1,877
	Asahi Holdings Inc.	113,800	1,876
^	EDION Corp.	374,700	1,876
	Sanyo Chemical Industries Ltd.	271,000	1,865
^	Sato Holdings Corp.	91,800	1,862
^	OSAKA Titanium Technologies Co. Ltd.	85,100	1,857
	Kitz Corp.	430,900	1,857
	Eagle Industry Co. Ltd.	115,000	1,848
	Star Micronics Co. Ltd.	171,400	1,844

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Nippon Road Co. Ltd.	295,000	1,837
^ Ohsho Food Service Corp.	56,100	1,837
Tecmo Koei Holdings Co. Ltd.	160,900	1,825
^ Dwango Co. Ltd.	99,800	1,819
Nippon Sharyo Ltd.	344,000	1,814
OBIC Business Consultants Ltd.	52,500	1,813
CREATE SD HOLDINGS Co. Ltd.	49,500	1,804
Toho Zinc Co. Ltd.	595,000	1,793
Nippon Thompson Co. Ltd.	329,000	1,791
Hitachi Koki Co. Ltd.	243,300	1,783
Morinaga & Co. Ltd.	833,000	1,773
TPR Co. Ltd.	93,200	1,771
Kisoji Co. Ltd.	95,600	1,764
Aichi Bank Ltd.	38,800	1,763
Aeon Delight Co. Ltd.	90,000	1,749
Round One Corp.	323,000	1,714
Takara Leben Co. Ltd.	432,800	1,708
Yachiyo Bank Ltd.	62,500	1,705
Nisshin Oillio Group Ltd.	507,000	1,704
Tachi-S Co. Ltd.	106,700	1,703
BML Inc.	49,700	1,698
Mitsubishi Steel Manufacturing Co. Ltd.	598,000	1,697
* Daiei Inc.	488,200	1,693
Saizeriya Co. Ltd.	136,600	1,689
Kyoritsu Maintenance Co. Ltd.	43,800	1,686
Mitsubishi Shokuhin Co. Ltd.	60,100	1,683
Nishio Rent All Co. Ltd.	62,000	1,678
^ Akebono Brake Industry Co. Ltd.	348,400	1,677
Nippon Signal Co. Ltd.	220,100	1,674
Yamazen Corp.	263,800	1,673
Aomori Bank Ltd.	631,000	1,646
Riken Corp.	376,000	1,646
^ PGM Holdings K K	169,000	1,641
Kyokuto Kaihatsu Kogyo Co. Ltd.	131,000	1,638
^ Tokyo Tomin Bank Ltd.	152,300	1,632
Riso Kagaku Corp.	72,900	1,624
Tamron Co. Ltd.	75,600	1,613
Obara Group Inc.	63,200	1,599
Gulliver International Co. Ltd.	267,800	1,597
^ Japan Drilling Co. Ltd.	22,900	1,593
^ COOKPAD Inc.	49,600	1,592
DTS Corp.	92,800	1,589
Raito Kogyo Co. Ltd.	191,300	1,588
* Unitika Ltd.	2,593,000	1,588
Fujimori Kogyo Co. Ltd.	53,300	1,587
Kansai Urban Banking Corp.	1,329,000	1,584
Shinko Plantech Co. Ltd.	196,000	1,582
Shikoku Bank Ltd.	683,000	1,582
^ Roland DG Corp.	55,000	1,577
Tokai Rubber Industries Ltd.	171,100	1,575
TOKAI Holdings Corp.	444,700	1,575
^ JCR Pharmaceuticals Co. Ltd.	86,500	1,572
Nittetsu Mining Co. Ltd.	272,000	1,561
Nagaileben Co. Ltd.	94,400	1,558
^ Tsugami Corp.	309,000	1,553
Alpen Co. Ltd.	74,500	1,550
Eighteenth Bank Ltd.	673,000	1,550
Yokohama Reito Co. Ltd.	195,800	1,550
Hosiden Corp.	283,400	1,549
Yuasa Trading Co. Ltd.	765,000	1,545
Tomy Co. Ltd.	298,700	1,539
^ WATAMI Co. Ltd.	99,900	1,536
Shizuoka Gas Co. Ltd.	231,500	1,533
* Broadleaf Co. Ltd.	71,300	1,531

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Doshisha Co. Ltd.	105,100	1,524
	Fukui Bank Ltd.	696,000	1,518
	Sintokogio Ltd.	201,100	1,513
	Sakai Chemical Industry Co. Ltd.	456,000	1,510
	Kumiai Chemical Industry Co. Ltd.	203,000	1,507
	Pal Co. Ltd.	53,700	1,501
	Kurabo Industries Ltd.	860,000	1,500
^	Gurunavi Inc.	69,000	1,489
	Tokai Corp.	56,000	1,489
	Oyo Corp.	90,000	1,487
	Toyo Kanetsu KK	504,000	1,482
	Fuji Co. Ltd.	82,300	1,481
	Seiren Co. Ltd.	230,600	1,472
	Sanki Engineering Co. Ltd.	235,000	1,467
	Chugoku Marine Paints Ltd.	256,000	1,462
	SMK Corp.	303,000	1,458
	Bando Chemical Industries Ltd.	372,000	1,451
	Toyo Corp.	130,000	1,450
^,*	NS United Kaiun Kaisha Ltd.	477,000	1,447
	Koa Corp.	153,700	1,445
	Descente Ltd.	197,000	1,442
	Hajime Construction Co. Ltd.	20,724	1,436
	Minato Bank Ltd.	822,000	1,433
	Yaoko Co. Ltd.	38,000	1,416
^	Japan Cash Machine Co. Ltd.	66,700	1,415
	Joshin Denki Co. Ltd.	173,000	1,409
^	Yomiuri Land Co. Ltd.	188,000	1,402
	Nomura Co. Ltd.	154,000	1,396
*	Ishihara Sangyo Kaisha Ltd.	1,496,000	1,388
	Torii Pharmaceutical Co. Ltd.	53,400	1,385
	Kyudenko Corp.	230,000	1,384
	Mitsui Sugar Co. Ltd.	385,000	1,382
	Nissin Electric Co. Ltd.	217,000	1,380
	Nippon Koei Co. Ltd.	293,000	1,378
	Takamatsu Construction Group Co. Ltd.	73,500	1,376
	Geo Holdings Corp.	147,200	1,372
	Noritake Co. Ltd.	503,000	1,368
	Nippon Coke & Engineering Co. Ltd.	1,073,000	1,360
	Nichiha Corp.	94,700	1,359
	KEY Coffee Inc.	85,700	1,357
^	Megachips Corp.	82,200	1,347
	Maruwa Co. Ltd.	37,043	1,345
	Tsukuba Bank Ltd.	384,000	1,343
^	Ichibanya Co. Ltd.	31,200	1,334
	Higashi-Nippon Bank Ltd.	602,000	1,329
	Kurimoto Ltd.	466,000	1,328
^	JSP Corp.	83,000	1,320
	Jeol Ltd.	292,000	1,320
^	Tsukui Corp.	118,800	1,317
^,*	Toko Inc.	377,000	1,316
	Kohnan Shoji Co. Ltd.	124,100	1,305
	Sanyo Shokai Ltd.	473,000	1,305
	Itochu Enex Co. Ltd.	238,900	1,302
	Yorozu Corp.	65,700	1,296
	Yellow Hat Ltd.	71,000	1,293
	Macnica Inc.	47,600	1,291
	Daido Metal Co. Ltd.	123,000	1,290
	Prima Meat Packers Ltd.	608,000	1,289
	Eiken Chemical Co. Ltd.	69,400	1,288
	Aisan Industry Co. Ltd.	127,500	1,284
*	Chiba Kogyo Bank Ltd.	168,400	1,284
^	Japan Bridge Corp.	600,100	1,278
	Akita Bank Ltd.	506,000	1,270
	Cosel Co. Ltd.	101,200	1,267

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Osaka Steel Co. Ltd.	66,200	1,267
	Sakata INX Corp.	133,000	1,262
	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	302,000	1,256
	Sumitomo Densetsu Co. Ltd.	85,000	1,255
	Sumitomo Seika Chemicals Co. Ltd.	196,000	1,254
^	Fuji Kyuko Co. Ltd.	151,000	1,251
^	EPS Corp.	1,201	1,248
	Union Tool Co.	54,100	1,244
	Tatsuta Electric Wire and Cable Co. Ltd.	176,000	1,243
^	Kappa Create Holdings Co. Ltd.	66,600	1,240
	Zenrin Co. Ltd.	117,100	1,233
	Bank of Saga Ltd.	572,000	1,229
	Belluna Co. Ltd.	231,500	1,229
^	JVC Kenwood Corp.	624,200	1,223
^	Toho Titanium Co. Ltd.	152,800	1,214
*	SWCC Showa Holdings Co. Ltd.	1,060,000	1,209
	Izumiya Co. Ltd.	256,000	1,209
	Senshukai Co. Ltd.	139,600	1,209
	Katakura Industries Co. Ltd.	101,600	1,205
^,*	Juki Corp.	638,000	1,205
	J-Oil Mills Inc.	381,000	1,204
	Neturen Co. Ltd.	135,600	1,196
	Mitsuboshi Belting Co. Ltd.	232,000	1,196
^	Gun-Ei Chemical Industry Co. Ltd.	240,000	1,188
^,*	Fudo Tetra Corp.	610,200	1,183
^,*	Tekken Corp.	361,000	1,180
	Kinugawa Rubber Industrial Co. Ltd.	213,000	1,176
	Cawachi Ltd.	62,200	1,170
	Hibiya Engineering Ltd.	94,900	1,154
	Achilles Corp.	692,000	1,148
	Ringer Hut Co. Ltd.	78,700	1,147
	Pack Corp.	59,800	1,146
^	Riso Kyoiku Co. Ltd.	169,380	1,144
	Pacific Industrial Co. Ltd.	159,500	1,142
	Marudai Food Co. Ltd.	361,000	1,135
	Mitsubishi Paper Mills Ltd.	1,247,000	1,131
	Japan Pulp & Paper Co. Ltd.	349,000	1,127
	Kasumi Co. Ltd.	182,400	1,125
	Parco Co. Ltd.	109,300	1,124
	Tocalo Co. Ltd.	68,300	1,118
^,*	Tokyo Rope Manufacturing Co. Ltd.	636,000	1,110
^	Macromill Inc.	176,000	1,107
	Roland Corp.	92,000	1,105
	France Bed Holdings Co. Ltd.	529,000	1,096
	Nippon Denko Co. Ltd.	376,000	1,095
	Chiyoda Integre Co. Ltd.	63,200	1,095
	Mani Inc.	28,500	1,093
	YAMABIKO Corp.	35,700	1,092
	T-Gaia Corp.	108,300	1,091
^	Nippon Carbon Co. Ltd.	560,000	1,091
	Japan Digital Laboratory Co. Ltd.	91,000	1,086
	Towa Bank Ltd.	1,186,000	1,085
	Nippon Valqua Industries Ltd.	387,000	1,084
	Godo Steel Ltd.	589,000	1,083
^	Meiko Network Japan Co. Ltd.	93,400	1,078
	Sanyo Denki Co. Ltd.	164,000	1,072
	Fujimi Inc.	79,400	1,067
^	Nippon Ceramic Co. Ltd.	73,000	1,065
	Toyo Kohan Co. Ltd.	234,000	1,064
	Idec Corp.	117,200	1,052
^	Endo Lighting Corp.	45,200	1,042
	Showa Sangyo Co. Ltd.	337,000	1,042
^	Atom Corp.	206,000	1,038
^	Yushin Precision Equipment Co. Ltd.	51,100	1,036

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Ryoyo Electro Corp.	112,500	1,031
	Vital KSK Holdings Inc.	145,600	1,021
	Fujicco Co. Ltd.	82,000	1,018
^	Asahi Co. Ltd.	59,900	1,015
	Daiso Co. Ltd.	334,000	1,014
	NEC Capital Solutions Ltd.	40,900	1,014
	Toenec Corp.	162,000	1,010
	Fujibo Holdings Inc.	495,000	1,009
	Shibusawa Warehouse Co. Ltd.	236,000	1,007
	Taihei Dengyo Kaisha Ltd.	143,000	1,007
^	Fujita Kanko Inc.	229,000	1,006
	Kusuri No Aoki Co. Ltd.	16,100	1,006
	UKC Holdings Corp.	50,300	1,003
	Fuso Pharmaceutical Industries Ltd.	314,000	1,001
	Keihanshin Building Co. Ltd.	180,900	1,000
	Bunka Shutter Co. Ltd.	178,000	998
	Hosokawa Micron Corp.	139,000	989
	Noevir Holdings Co. Ltd.	60,600	985
	Nissin Corp.	334,000	980
	Ministop Co. Ltd.	62,600	977
	Yusen Logistics Co. Ltd.	86,500	977
	Daiwa Industries Ltd.	155,000	975
	T RAD Co. Ltd.	307,000	973
^	Toyo Securities Co. Ltd.	284,000	973
	Okamoto Industries Inc.	305,000	973
^	Toyo Construction Co. Ltd.	274,900	971
	Icom Inc.	42,000	970
	Kyodo Printing Co. Ltd.	347,000	966
	Hitachi Medical Corp.	69,000	966
	Morita Holdings Corp.	109,000	959
	Tenma Corp.	73,800	956
^,*	Japan Radio Co. Ltd.	253,000	954
	Konishi Co. Ltd.	46,900	945
	Warabeya Nichiyo Co. Ltd.	50,600	944
	San-Ai Oil Co. Ltd.	218,000	942
	Maruzen Showa Unyu Co. Ltd.	256,000	940
	Nohmi Bosai Ltd.	93,000	939
	Tsutsumi Jewelry Co. Ltd.	38,500	938
	Funai Electric Co. Ltd.	88,300	937
	Sodick Co. Ltd.	199,000	930
^	Fujiya Co. Ltd.	470,000	928
	Atsugi Co. Ltd.	783,000	926
	Taiho Kogyo Co. Ltd.	73,600	926
	Ehime Bank Ltd.	381,000	917
	Nitto Kohki Co. Ltd.	48,500	916
	Kyokuyo Co. Ltd.	335,000	914
	Airport Facilities Co. Ltd.	103,800	908
^	Toyo Tanso Co. Ltd.	47,300	896
	Kaga Electronics Co. Ltd.	89,000	895
	Ines Corp.	134,700	892
	Kato Works Co. Ltd.	130,000	891
	Tamura Corp.	338,000	889
	Nippon Beet Sugar Manufacturing Co. Ltd.	471,000	887
	NIPPON STEEL & SUMIKIN TEXENG CO Ltd.	217,000	885
	Organo Corp.	182,000	882
	Mitsui Matsushima Co. Ltd.	564,571	877
	Siix Corp.	71,900	877
	Arcland Sakamoto Co. Ltd.	58,600	875
^	Pressance Corp.	27,300	874
	Yahagi Construction Co. Ltd.	124,400	871
	Stella Chemifa Corp.	46,700	863
	Onoken Co. Ltd.	71,400	859
	Mie Bank Ltd.	421,000	858
^	Chugai Ro Co. Ltd.	327,000	856

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Dai Nippon Toryo Co. Ltd.	504,000	855
	Pasona Group Inc.	1,091	855
	Kanto Natural Gas Development Ltd.	121,000	853
^	Takaoka Toko Holdings Co. Ltd.	41,900	851
	NEC Fielding Ltd.	75,300	850
	Okuwa Co. Ltd.	94,000	850
	GCA Savvian Corp.	77,000	849
	Tsukishima Kikai Co. Ltd.	80,000	842
	Kamei Corp.	113,000	841
	Osaki Electric Co. Ltd.	127,000	837
	Futaba Industrial Co. Ltd.	224,100	835
	Torishima Pump Manufacturing Co. Ltd.	92,300	822
	Denyo Co. Ltd.	66,700	822
	Nice Holdings Inc.	314,000	816
	Matsuda Sangyo Co. Ltd.	57,900	811
	Sanoh Industrial Co. Ltd.	109,200	785
^	Toridoll.corp	83,300	784
	Hisaka Works Ltd.	87,000	781
	ASKA Pharmaceutical Co. Ltd.	105,000	779
	Takiron Co. Ltd.	183,000	779
	Tokyo Tekko Co. Ltd.	181,000	778
	Sinanen Co. Ltd.	198,000	772
^	Honeys Co. Ltd.	70,120	769
^	Sinfonia Technology Co. Ltd.	432,000	766
	Mimasu Semiconductor Industry Co. Ltd.	86,600	759
	Kura Corp.	46,700	757
	Daidoh Ltd.	109,300	748
	Axell Corp.	39,000	745
	Mitsui High-Tec Inc.	105,100	745
^	Japan Vilene Co. Ltd.	129,000	744
	Daiichi Jitsugyo Co. Ltd.	173,000	742
	Sanshin Electronics Co. Ltd.	113,500	741
	Chori Co. Ltd.	61,800	739
	Information Services International-Dentsu Ltd.	65,100	735
	Teikoku Electric Manufacturing Co. Ltd.	31,100	732
^	CONEXIO Corp.	85,000	731
	Goldwin Inc.	153,000	729
^,*	Daiichi Chuo KK	625,000	723
	Mars Engineering Corp.	37,400	715
^	Melco Holdings Inc.	52,100	714
	Shinko Shoji Co. Ltd.	83,200	712
	Tokushu Tokai Paper Co. Ltd.	345,000	710
	Nichiden Corp.	30,100	710
	Asahi Organic Chemicals Industry Co. Ltd.	316,000	709
	Daiken Corp.	256,000	697
	Itochu-Shokuhin Co. Ltd.	21,000	695
	Cleanup Corp.	78,700	691
	Seika Corp.	282,000	687
	Nihon Yamamura Glass Co. Ltd.	371,000	684
^	Nihon Dempa Kogyo Co. Ltd.	73,000	680
	Corona Corp. Class A	60,000	678
^,*	Clarion Co. Ltd.	500,000	669
	Mitsui Home Co. Ltd.	132,000	665
	Fuji Oil Co. Ltd.	184,700	663
	Kanematsu Electronics Ltd.	50,700	660
*	Uniden Corp.	265,000	659
^	CMIC Holdings Co. Ltd.	47,600	654
	Sumitomo Precision Products Co. Ltd.	151,000	653
	Aichi Corp.	123,300	652
	Kyosan Electric Manufacturing Co. Ltd.	196,000	651
	Yonekyu Corp.	81,500	642
	Dunlop Sports Co. Ltd.	51,371	639
	Daikokutenbussan Co. Ltd.	21,300	639
	Gakken Holdings Co. Ltd.	207,000	639

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Arata Corp.	180,000	637
^	As One Corp.	28,800	636
	Koatsu Gas Kogyo Co. Ltd.	114,000	634
	Daikoku Denki Co. Ltd.	28,900	634
	Shin-Etsu Polymer Co. Ltd.	179,000	630
	Future Architect Inc.	107,000	626
	Pronexus Inc.	96,000	624
	Hamakyorex Co. Ltd.	22,500	623
^	Dai-ichi Seiko Co. Ltd.	40,400	620
	Konoike Transport Co. Ltd.	37,700	617
	Piolax Inc.	17,900	617
	Chuetsu Pulp & Paper Co. Ltd.	372,000	603
	FIDEA Holdings Co. Ltd.	304,400	601
^	Weathernews Inc.	26,861	581
	Maruetsu Inc.	175,000	581
^,*	Yamada SxL Home Co. Ltd.	410,000	573
	Uchida Yoko Co. Ltd.	194,000	569
	Mitsubishi Research Institute Inc.	26,200	569
^	Keiyo Co. Ltd.	119,400	561
	Tv Tokyo Holdings Corp.	32,500	560
	Krosaki Harima Corp.	224,000	555
	Hakuto Co. Ltd.	57,400	555
	T Hasegawa Co. Ltd.	38,900	551
	Daisyo Corp.	41,500	547
	Shikoku Chemicals Corp.	75,000	546
	ST Corp.	53,600	545
	Tokyo Energy & Systems Inc.	101,000	537
	Sekisui Plastics Co. Ltd.	190,000	537
	Nidec Copal Electronics Corp.	83,900	519
	Nippon Gas Co. Ltd.	46,200	517
^	Matsuya Foods Co. Ltd.	32,300	514
	Paris Miki Holdings Inc.	109,900	514
	Yurtec Corp.	156,000	507
	Hioki EE Corp.	35,400	505
	Alpha Systems Inc.	36,300	497
^	CMK Corp.	168,700	486
	TKC Corp.	29,000	482
	Kinki Sharyo Co. Ltd.	156,000	477
^	Toda Kogyo Corp.	146,000	445
	Nissen Holdings Co. Ltd.	137,600	444
	Kitagawa Iron Works Co. Ltd.	211,000	443
	Tsurumi Manufacturing Co. Ltd.	43,000	441
*	Janome Sewing Machine Co. Ltd.	489,000	408
	Aiphone Co. Ltd.	24,600	403
*	Best Denki Co. Ltd.	254,700	398
	NIFTY Corp.	29,700	387
	Zuken Inc.	45,600	377
	Shimizu Bank Ltd.	13,300	374
	Rock Field Co. Ltd.	18,300	351
	Ryoden Trading Co. Ltd.	49,000	335
	Toa Corp.	39,000	331
	Fuji Electronics Co. Ltd.	23,900	327
	Optex Co. Ltd.	19,900	327
	Riken Technos Corp.	70,000	314
	Pocket Card Co. Ltd.	35,700	310
	Daisan Bank Ltd.	186,000	305
	Michinoku Bank Ltd.	146,000	303
^,*	Iwasaki Electric Co. Ltd.	140,000	297
^	U-Shin Ltd.	36,800	274
	Toyo Denki Seizo - Toyo Electric Manufacturing Co. Ltd.	81,000	264
^,*	Kanto Denka Kogyo Co. Ltd.	123,000	263
	Elematec Corp.	18,000	262
	Fujikura Kasei Co. Ltd.	47,600	260
	Oenon Holdings Inc.	99,000	257

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Tokyo Rakutenchi Co. Ltd.	51,000	256
	Nagatanien Co. Ltd.	28,000	254
^	Tosho Printing Co. Ltd.	91,000	244
	Noritsu Koki Co. Ltd.	36,400	242
	Shoko Co. Ltd.	148,000	238
	Komatsu Seiren Co. Ltd.	44,000	234
	Toa Oil Co. Ltd.	124,000	233
	Rhythm Watch Co. Ltd.	156,000	231
	Okura Industrial Co. Ltd.	65,000	230
	ESPEC Corp.	29,300	228
^	Hokkaido Gas Co. Ltd.	83,000	224
*	Ichikoh Industries Ltd.	116,000	222
	Chukyo Bank Ltd.	120,000	216
*	Sasebo Heavy Industries Co. Ltd.	200,000	208
	Japan Transcity Corp.	61,000	203
	Ohara Inc.	29,600	184
*	Mitsubishi Kakoki Kaisha Ltd.	92,000	184
	Studio Alice Co. Ltd.	14,000	181
	Kita-Nippon Bank Ltd.	7,300	180
	Japan Pure Chemical Co. Ltd.	80	177
^,*	FDK Corp.	167,000	175
	CAC Corp.	19,700	175
	Hodogaya Chemical Co. Ltd.	83,000	171
	Advan Co. Ltd.	13,500	166
	Kyoto Kimono Yuzen Co. Ltd.	15,800	166
	Nippon Parking Development Co. Ltd.	2,128	165
	Tomoku Co. Ltd.	51,000	163
^	Right On Co. Ltd.	18,900	162
	Shiroki Corp.	71,000	159
	Nippon Chemiphar Co. Ltd.	33,000	155
	Gecoss Corp.	19,900	154
	Arakawa Chemical Industries Ltd.	15,200	153
	Mitsuuroko Holdings Co. Ltd.	30,700	148
	Kanaden Corp.	22,000	147
^	Kojima Co. Ltd.	52,300	145
	Sagami Chain Co. Ltd.	15,000	134
	Tomen Electronics Corp.	11,800	134
	Meisei Industrial Co. Ltd.	30,000	129
	Toli Corp.	60,000	126
	Aeon Fantasy Co. Ltd.	8,000	125
	Starzen Co. Ltd.	45,000	125
	Panasonic Industrial Devices SUNX Co. Ltd.	26,200	120
	Sankyo Seiko Co. Ltd.	34,600	118
	Furuno Electric Co. Ltd.	18,000	118
	NDS Co. Ltd.	39,000	112
	Kitano Construction Corp.	45,000	106
	Mory Industries Inc.	25,000	105
	Taisei Lamick Co. Ltd.	4,000	102
	Nippon Kasei Chemical Co. Ltd.	68,000	99
	Takihyo Co. Ltd.	20,000	82
	Kourakuen Corp.	6,100	77
	Hokkan Holdings Ltd.	23,000	73
	Mr Max Corp.	21,300	73
	Asunaro Aoki Construction Co. Ltd.	12,000	70
	Tokyo Electron Device Ltd.	4,400	69
	Tonami Holdings Co. Ltd.	29,000	63
	Shinwa Co. Ltd.	5,300	62
	Wood One Co. Ltd.	21,000	59
	Maezawa Kyuso Industries Co. Ltd.	4,100	54
	Chuo Spring Co. Ltd.	17,000	53
	Jimoto Holdings Inc.	19,400	43
	Rakuten Inc.	3,100	40
	Toho Co. Ltd.	8,000	29
	Maezawa Kasei Industries Co. Ltd.	2,600	28

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Yushiro Chemical Industry Co. Ltd.	2,600	24
Panasonic Information Systems	800	21
Shimojima Co. Ltd.	1,700	17
Olympic Group Corp.	1,900	14
Fujitsu Frontech Ltd.	1,400	11
Mitsui Knowledge Industry Co. Ltd.	7,000	11
Cybozu Inc.	35	10
Inaba Seisakusho Co. Ltd.	600	8
		16,681,902
Malaysia (0.9%)
Malayan Banking Bhd.	22,349,790	69,276
CIMB Group Holdings Bhd.	25,313,700	60,171
Axiata Group Bhd.	25,820,600	56,207
Sime Darby Bhd.	16,194,400	48,915
Genting Bhd.	11,472,300	38,088
Petronas Chemicals Group Bhd.	14,953,627	33,695
IOI Corp. Bhd.	19,247,586	33,203
Public Bank Bhd. (Foreign)	5,496,994	31,912
Petronas Gas Bhd.	4,089,900	31,795
Maxis Bhd.	13,608,650	31,013
DiGi.Com Bhd.	19,391,000	30,711
* Sapurakencana Petroleum Bhd.	18,896,641	23,960
Tenaga Nasional Bhd.	7,246,600	21,655
AMMB Holdings Bhd.	9,053,300	21,248
Genting Malaysia Bhd.	15,295,900	20,936
Kuala Lumpur Kepong Bhd.	2,759,986	20,196
* IHH Healthcare Bhd.	14,159,677	18,543
Gamuda Bhd.	10,235,800	15,797
Petronas Dagangan Bhd.	1,537,600	14,912
British American Tobacco Malaysia Bhd.	739,800	14,888
YTL Corp. Bhd.	27,673,786	14,468
PPB Group Bhd.	3,041,200	14,161
UMW Holdings Bhd.	3,426,000	13,893
Felda Global Ventures Holdings Bhd.	9,618,624	13,686
Hong Leong Bank Bhd.	2,935,660	13,291
IJM Corp. Bhd.	6,839,060	12,575
YTL Power International Bhd.	16,964,858	10,215
Alliance Financial Group Bhd.	5,721,200	9,404
Telekom Malaysia Bhd.	5,532,200	9,185
RHB Capital Bhd.	3,556,900	8,898
Bumi Armada Bhd.	7,000,300	8,785
Malaysia Airports Holdings Bhd.	3,082,800	8,219
Dialog Group Bhd.	9,187,560	8,002
2 Astro Malaysia Holdings Bhd.	8,002,600	7,352
Lafarge Malaysia Bhd.	2,210,400	6,979
Genting Plantations Bhd.	1,764,500	6,082
UEM Sunrise Bhd.	7,852,703	5,819
Berjaya Sports Toto Bhd.	4,206,841	5,426
AirAsia Bhd.	6,390,400	5,425
Hong Leong Financial Group Bhd.	1,069,200	5,125
KLCC Property Holdings Bhd.	2,339,800	4,787
KPJ Healthcare Bhd.	2,396,100	4,633
Media Prima Bhd.	5,501,600	4,602
Bursa Malaysia Bhd.	1,799,900	4,586
Affin Holdings Bhd.	3,268,000	4,414
Magnum Bhd.	4,086,000	4,288
IGB Corp. Bhd.	4,933,548	4,159
SP Setia Bhd.	4,128,600	4,019
Top Glove Corp. Bhd.	2,043,200	3,696
Hartalega Holdings Bhd.	1,603,100	3,674
Parkson Holdings Bhd.	3,045,539	3,629
MMC Corp. Bhd.	4,235,800	3,596
DRB-Hicom Bhd.	4,445,300	3,577
Boustead Holdings Bhd.	2,103,800	3,487

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Mah Sing Group Bhd.	4,628,840	3,283
POS Malaysia Bhd.	1,813,200	3,280
Kulim Malaysia Bhd.	2,938,400	3,166
Carlsberg Brewery Malaysia Bhd.	772,400	3,132
IGB REIT	8,185,400	3,112
Malaysian Resources Corp. Bhd.	6,858,100	3,108
WCT Holdings Bhd.	3,937,605	3,057
BIMB Holdings Bhd.	1,854,900	2,831
Malaysia Marine and Heavy Engineering Holdings Bhd.	2,275,071	2,798
* Malaysian Airline System Bhd.	24,757,700	2,664
HAP Seng Consolidated Bhd.	3,348,200	2,599
Gas Malaysia Bhd.	1,901,900	2,483
Berjaya Corp. Bhd.	14,223,300	2,433
CapitaMalls Malaysia Trust	4,821,200	2,306
Eastern & Oriental Bhd.	3,578,600	2,278
* Time dotCom Bhd.	1,721,640	2,209
QL Resources Bhd.	1,618,880	2,031
Pavilion REIT	4,508,500	1,928
IJM Land Bhd.	2,122,100	1,880
Supermax Corp. Bhd.	2,193,300	1,834
TSH Resources Bhd.	2,215,100	1,770
OSK Holdings Bhd.	3,102,390	1,615
MSM Malaysia Holdings Bhd.	1,010,100	1,594
IJM Plantations Bhd.	1,400,300	1,438
Muhibbah Engineering M Bhd.	1,752,200	1,310
Mudajaya Group Bhd.	1,362,066	1,199
Puncak Niaga Holdings Bhd.	1,113,000	1,192
Wah Seong Corp. Bhd.	2,075,665	1,118
* Mulpha International Bhd.	7,867,300	1,059
* Perdana Petroleum Bhd.	1,375,000	888
* Scomi Group Bhd.	6,661,800	802
Malaysian Bulk Carriers Bhd.	1,369,100	768
Unisem M Bhd.	2,320,400	651
* KNM Group Bhd.	4,651,350	604
Lion Industries Corp. Bhd.	1,523,300	427
* Malaysia Building Society Warrants Exp. 05/31/2016	489,785	272
* Malaysian Resources Corp. Bhd. Warrants Exp. 09/16/2018	2,286,033	185
United Malacca Bhd.	57,200	131
* Mah Sing Group Bhd. Warrants Exp. 03/18/2018	521,665	95
* Puncak Niaga Holding Bhd. Warrants Exp. 07/20/2018	111,300	86
* Dialog Group Bhd. Warrants Exp. 02/12/2017	441,280	81
* Hartalega Holdings Bhd. Warrants Exp. 05/29/2015	72,940	74
* WCT Holdings Bhd. Warrants Exp. 12/11/2017	558,140	73
* KNM Group Bhd. Warrants Exp. 11/15/2017	1,550,450	57
Public Bank Bhd. (Local)	8,900	52
* WCT Holdings Bhd. Warrants Exp. 03/10/2016	288,480	42
* Kulim Malaysia Bhd. Warrants Exp. 02/27/2016	165,750	37
* MBM Resources Bhd. Warrants Exp. 06/14/2017	88,380	20
* Coastal Contracts Bhd. Warrants Exp. 07/18/2016	46,016	9
Aeon Credit Service M Bhd.	40	—
		951,319
Mexico (1.0%)
America Movil SAB de CV	163,354,169	175,283
Fomento Economico Mexicano SAB de CV	11,205,417	104,821
Grupo Televisa SAB	13,469,583	82,280
Wal-Mart de Mexico SAB de CV	29,483,487	76,651
Grupo Financiero Banorte SAB de CV	11,530,056	73,596
Grupo Mexico SAB de CV Class B	20,172,465	63,715
* Cemex SAB de CV	58,868,345	62,626
Alfa SAB de CV Class A	14,601,154	40,041
Grupo Bimbo SAB de CV Class A	9,655,015	32,434
Grupo Financiero Inbursa SAB de CV	10,644,367	27,420
Coca-Cola Femsa SAB de CV	2,137,216	26,048
Fibra Uno Administracion SA de CV	7,808,400	24,286

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Mexichem SAB de CV	5,753,545	24,029
Grupo Financiero Santander Mexico SAB de CV Class B	7,624,965	21,343
Industrias Penoles SAB de CV	677,923	19,835
Grupo Carso SAB de CV	2,775,296	14,930
Grupo Aeroportuario del Sureste SAB de CV Class B	1,156,391	13,822
Kimberly-Clark de Mexico SAB de CV Class A	4,499,966	13,682
Compartamos SAB de CV	5,713,274	11,131
* Genomma Lab Internacional SAB de CV Class B	3,965,772	10,568
Arca Continental SAB de CV	1,594,878	9,467
Grupo Aeroportuario del Pacifico SAB de CV Class B	1,738,200	9,043
* OHL Mexico SAB de CV	3,225,600	8,289
Controladora Comercial Mexicana SAB de CV	1,997,400	8,189
* Minera Frisco SAB de CV	3,078,853	7,872
Bolsa Mexicana de Valores SAB de CV	2,972,152	7,085
* Gruma SAB de CV Class B	919,100	6,299
Grupo Elektra SAB DE CV	177,040	5,972
* Empresas ICA SAB de CV	2,915,813	5,536
Mexico Real Estate Management SA de CV	2,922,600	5,372
Alsea SAB de CV	1,722,006	5,356
Grupo Comercial Chedraui SA de CV	1,486,300	4,648
Alpek SA de CV	2,090,256	4,535
* Organizacion Soriana SAB de CV Class B	1,296,430	4,185
* Industrias CH SAB de CV Class B	838,844	4,134
Grupo Sanborns SA de CV	1,989,052	4,124
Infraestructura Energetica Nova SAB de CV	1,009,017	3,981
TV Azteca SAB de CV	7,707,473	3,822
Grupo Aeroportuario del Centro Norte Sab de CV Class B	1,045,857	3,565
Grupo Herdez SAB de CV	607,116	2,112
* Grupo Simec SAB de CV Class B	484,010	1,802
* Consorcio ARA SAB de CV	4,003,166	1,565
* Urbi Desarrollos Urbanos SAB de CV	2,494,600	304
* Corp GEO SAB de CV	2,276,157	290
* Desarrolladora Homex SAB de CV	1,008,600	227
Grupo Aeroportuario del Pacifico SAB de CV ADR	1,200	62
		1,036,377
Morocco (0.0%)
Douja Promotion Groupe Addoha SA	84,813	603

Netherlands (1.9%)
Unilever NV	8,168,263	323,836
* ING Groep NV	20,051,666	254,812
Koninklijke Philips NV	4,957,852	175,215
ASML Holding NV	1,730,631	163,870
Heineken NV	1,491,647	102,786
Koninklijke Ahold NV	4,944,850	93,985
Akzo Nobel NV	1,235,248	89,672
ArcelorMittal	5,188,271	81,719
Aegon NV	9,968,371	79,317
Koninklijke DSM NV	940,834	71,120
Reed Elsevier NV	3,519,251	70,753
* CNH Industrial NV	4,672,690	55,259
* Koninklijke KPN NV	16,036,773	51,059
Gemalto NV	396,774	44,534
Wolters Kluwer NV	1,556,236	42,160
Randstad Holding NV	595,674	36,687
Heineken Holding NV	508,606	32,304
Ziggo NV	736,775	31,585
Fugro NV	405,272	25,338
Koninklijke Vopak NV	343,867	21,149
Delta Lloyd NV	943,580	20,005
* SBM Offshore NV	921,655	19,291
Koninklijke Boskalis Westminster NV	374,932	18,020
* OCI	463,177	17,810
Nutreco NV	359,768	17,588

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Aalberts Industries NV	562,581	16,797
	TNT Express NV	1,820,771	16,787
	Corio NV	338,135	14,719
*	PostNL NV	2,244,996	11,731
	Arcadis NV	285,768	8,962
	Wereldhave NV	108,015	8,393
	ASM International NV	244,167	8,020
*	Corbion NV	344,251	7,976
	Eurocommercial Properties NV	178,276	7,575
^,*	Royal Imtech NV	2,395,032	7,048
	Unit4 NV	143,087	6,732
	TKH Group NV	196,502	6,278
	Koninklijke BAM Groep NV	1,124,742	5,982
	Vastned Retail NV	91,407	4,224
	USG People NV	306,502	4,052
	APERAM	235,445	4,022
	Koninklijke Ten Cate NV	129,862	3,943
^,*	TomTom NV	501,491	3,872
	Sligro Food Group NV	103,204	3,865
	Brunel International NV	47,709	2,801
	BinckBank NV	272,580	2,622
	Beter Bed Holding NV	88,315	1,992
	Nieuwe Steen Investments NV	259,409	1,956
	Accell Group	89,288	1,823
*	AMG Advanced Metallurgical Group NV	123,797	1,382
	Koninklijke Wessanen NV	369,386	1,382
*	Grontmij	268,395	1,363
	Aegon NV	922	7
^,*	SNS REAAL NV	672,039	—
			2,106,180
New Zealand (0.1%)
	Fletcher Building Ltd.	3,302,015	27,250
	Telecom Corp. of New Zealand Ltd.	9,357,899	18,159
	Auckland International Airport Ltd.	5,102,635	14,445
^	Ryman Healthcare Ltd.	2,105,122	13,123
	Sky Network Television Ltd.	1,972,644	10,103
	SKYCITY Entertainment Group Ltd.	2,920,400	9,379
	Fisher & Paykel Healthcare Corp. Ltd.	2,721,690	8,277
	Contact Energy Ltd.	1,847,555	8,012
	Trade Me Group Ltd.	2,014,220	7,484
	Infratil Ltd.	2,552,291	5,270
	Kiwi Income Property Trust	4,934,357	4,460
^	Chorus Ltd.	1,936,055	4,237
	Mainfreight Ltd.	435,351	4,171
	Goodman Property Trust	4,425,667	3,762
	Kathmandu Holdings Ltd.	1,010,780	3,244
	Precinct Properties New Zealand Ltd.	3,874,160	3,182
	Nuplex Industries Ltd.	1,021,806	2,954
	Freightways Ltd.	756,481	2,731
	Vector Ltd.	1,234,681	2,661
^	Air New Zealand Ltd.	1,501,175	1,997
	Fletcher Building Ltd.	240,759	1,977
	Warehouse Group Ltd.	510,380	1,551
	Vital Healthcare Property Trust	1,172,403	1,249
	New Zealand Oil & Gas Ltd.	1,743,228	1,210
	Tower Ltd.	674,359	1,031
			161,919
Norway (0.7%)
	Statoil ASA	4,913,991	116,271
	DNB ASA	5,560,003	98,559
	Seadrill Ltd.	1,809,450	83,695
	Telenor ASA	3,193,015	76,721
	Yara International ASA	829,550	35,726
	Orkla ASA	3,925,816	31,823

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Subsea 7 SA	1,462,299	30,924
	Schibsted ASA	403,995	24,689
	Norsk Hydro ASA	4,567,288	20,383
	Gjensidige Forsikring ASA	979,064	18,274
^	Marine Harvest ASA	13,913,620	16,312
*	DNO International ASA	5,112,424	14,447
	TGS Nopec Geophysical Co. ASA	521,865	14,353
	Petroleum Geo-Services ASA	1,072,296	13,005
	Aker Solutions ASA	797,629	11,020
*	Storebrand ASA	1,692,429	10,944
	Prosafe SE	1,188,892	10,190
*	Algeta ASA	218,251	8,649
	Fred Olsen Energy ASA	162,731	6,839
	Tomra Systems ASA	714,648	6,543
^,*	Det Norske Oljeselskap ASA	346,777	4,935
	Cermaq ASA	275,019	4,874
^,*	REC Silicon ASA	9,624,414	4,793
	SpareBank 1 SMN	568,142	4,788
	SpareBank 1 SR Bank ASA	492,018	4,422
	Opera Software ASA	361,714	4,378
^,*	Norwegian Air Shuttle AS	102,307	4,200
	Atea ASA	369,137	4,090
	Stolt-Nielsen Ltd.	138,874	3,932
	Aker ASA	121,223	3,819
	Norwegian Property ASA	2,417,864	3,103
	Leroy Seafood Group ASA	95,570	2,953
	Austevoll Seafood ASA	438,092	2,720
	Wilh Wilhelmsen ASA	292,552	2,716
^,*	Nordic Semiconductor ASA	586,550	2,486
	BW Offshore Ltd.	1,745,925	2,389
^	Golden Ocean Group Ltd.	1,341,050	2,021
^	Kvaerner ASA	759,731	1,238
^,*	Archer Ltd.	1,244,930	1,132
^,*	Songa Offshore	680,898	642
			714,998
Other † (0.2%)
3	Vanguard FTSE Emerging Markets ETF	4,796,416	200,826
*	Mega Financial Holding Co. Ltd. Rights Exp. 12/06/2013	3,378,609	449
*	Top Frontier Investment Holdings Inc	484,919	432
*	Phatra Securities PCL	265,800	286
*	Nagarjuna Fertilizers & Chemicals Ltd.	312,129	57
*	Hanwha General Insurance Co. Ltd. Rights Exp. 11/08/2013	43,203	12
*	CapitaRetail China Trust Rights Exp. 11/13/2013	144,180	11
*	Irish Bank Resolution Corp. Ltd.	698,992	—
*	ProMOS Technologies Inc.	5,975,000	—
*	Amagerbanken A/S	537,565	—
			202,073
Peru (0.1%)
	Credicorp Ltd.	141,272	19,467
	Credicorp Ltd. (New York Shares)	127,196	17,375
	Cia de Minas Buenaventura SAA ADR	775,437	11,244
	Volcan Cia Minera SAA Class B	12,100,000	5,673
	Cia de Minas Buenaventura SAA	289,871	4,177
*	InRetail Peru Corp.	107,584	1,775
	Southern Copper Corp.	930	26
			59,737
Philippines (0.3%)
	SM Investments Corp.	1,610,611	31,906
	Philippine Long Distance Telephone Co.	442,525	29,365
	Ayala Land Inc.	29,276,420	19,931

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Bank of the Philippine Islands	7,367,761	17,049
	Ayala Corp.	1,041,194	14,537
	BDO Unibank Inc.	7,381,397	13,848
	Aboitiz Equity Ventures Inc.	11,369,900	13,392
	Universal Robina Corp.	4,463,390	13,174
	Alliance Global Group Inc.	21,000,041	12,814
	SM Prime Holdings Inc.	28,353,086	12,560
	Metropolitan Bank & Trust	5,681,314	11,714
	Manila Electric Co.	1,566,390	11,017
	International Container Terminal Services Inc.	3,940,320	9,487
	Jollibee Foods Corp.	2,109,730	8,665
	San Miguel Corp.	4,849,197	8,530
	GT Capital Holdings Inc.	355,200	7,024
	Aboitiz Power Corp.	8,797,823	6,926
	Metro Pacific Investments Corp.	59,255,400	6,690
	Globe Telecom Inc.	156,900	6,321
	Megaworld Corp.	58,908,000	5,226
	DMCI Holdings Inc.	4,226,480	5,063
	Semirara Mining Corp. Class A	779,770	4,978
	Energy Development Corp.	36,955,500	4,960
	Puregold Price Club Inc.	4,580,700	4,782
	Robinsons Land Corp.	8,273,234	4,340
*	Philippine National Bank	1,725,860	3,855
	Security Bank Corp.	1,014,000	3,264
*	Bloomberry Resorts Corp.	12,654,600	2,994
*	Belle Corp.	22,179,108	2,671
	Manila Water Co. Inc.	4,364,400	2,524
	Petron Corp.	8,226,200	2,361
	Vista Land & Lifescapes Inc.	16,654,950	2,126
	First Gen Corp.	5,652,000	2,103
*	Philex Mining Corp.	9,692,200	1,962
	First Philippine Holdings Corp.	1,131,330	1,819
	Filinvest Land Inc.	48,601,000	1,807
	Lopez Holdings Corp.	10,708,570	1,197
	Atlas Consolidated Mining & Development	4,167,500	1,192
	Cebu Air Inc.	915,960	1,118
			315,292
Poland (0.3%)
^	Powszechna Kasa Oszczednosci Bank Polski SA	4,461,583	59,102
	Powszechny Zaklad Ubezpieczen SA	289,103	43,976
	Bank Pekao SA	671,448	42,041
	KGHM Polska Miedz SA	714,032	28,827
^	Polski Koncern Naftowy Orlen SA	1,659,042	23,405
	PGE SA	3,786,264	22,117
	Polskie Gornictwo Naftowe i Gazownictwo SA	8,987,961	16,531
^	BRE Bank SA	72,017	11,894
	Telekomunikacja Polska SA	3,636,311	11,777
	Tauron Polska Energia SA	5,246,694	8,559
*	Cyfrowy Polsat SA	946,010	6,882
^	Lubelski Wegiel Bogdanka SA	175,472	6,484
^,*	Getin Noble Bank SA	7,283,774	6,427
^	Bank Handlowy w Warszawie SA	165,028	6,343
	Asseco Poland SA	366,217	5,982
*	ING Bank Slaski SA	161,587	5,925
^	Jastrzebska Spolka Weglowa SA	266,092	5,745
^	Eurocash SA	341,131	5,240
*	Bank Millennium SA	2,091,738	5,199
	Synthos SA	2,623,185	4,443
^	TVN SA	876,089	4,413
*	Grupa Lotos SA	319,753	3,901
*	Globe Trade Centre SA	1,325,143	3,423
*	Kernel Holding SA	253,668	3,412
	Enea SA	679,425	3,197
*	Netia SA	1,902,512	3,149

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	Getin Holding SA	1,782,993	2,522
	Budimex SA	54,526	2,294
	Warsaw Stock Exchange	143,847	2,083
*	Ciech SA	164,039	1,590
^,*	Boryszew SA	5,439,168	916
*	Agora SA	214,950	804
*	Bioton SA	27,647,071	269
			358,872
Portugal (0.1%)
	EDP - Energias de Portugal SA	9,316,265	34,293
	Galp Energia SGPS SA	1,518,675	25,716
	Jeronimo Martins SGPS SA	1,247,445	22,974
^	Portugal Telecom SGPS SA	3,047,287	13,736
*	Banco Espirito Santo SA	9,970,395	13,101
^,*	Banco Comercial Portugues SA	55,024,550	8,205
^	ZON OPTIMUS SGPS SA	875,252	6,004
	Sonae	3,909,751	5,647
	EDP Renovaveis SA	988,719	5,436
	Portucel SA	1,007,384	3,876
	Semapa-Sociedade de Investimento e Gestao	296,928	2,918
	Altri SGPS SA	722,516	2,345
	Mota-Engil SGPS SA	357,653	1,639
^	REN - Redes Energeticas Nacionais SGPS SA	541,831	1,626
	Sonaecom - SGPS SA	405,499	1,315
			148,831
Russia (1.1%)
	Sberbank of Russia	54,940,292	176,288
	Gazprom OAO	31,958,920	149,960
	Gazprom OAO ADR	13,521,003	126,386
	Magnit OJSC GDR	1,446,541	92,897
	Lukoil OAO	1,327,824	87,078
	Lukoil OAO ADR	1,180,623	77,324
	Mobile Telesystems OJSC ADR	2,671,856	60,918
	NovaTek OAO GDR	346,596	48,603
	MMC Norilsk Nickel OJSC	243,942	37,131
	Uralkali OJSC	6,860,026	36,605
	Tatneft OAO ADR	685,910	28,176
	Rosneft OAO	3,277,319	26,017
	Tatneft OAO	3,465,683	23,868
	Rosneft OAO GDR	2,755,519	21,740
	AK Transneft OAO Prior Pfd.	8,074	20,579
	Rostelecom OJSC	5,483,962	20,060
	Sistema JSFC GDR	746,724	19,979
	VTB Bank OJSC	14,014,644,410	19,497
	Surgutneftegas OAO ADR	2,198,150	19,380
	VTB Bank OJSC GDR	6,371,851	17,654
	MegaFon OAO GDR	472,486	17,142
	Surgutneftegas OAO	15,033,836	13,236
	RusHydro JSC	622,805,350	10,920
	Novolipetsk Steel OJSC GDR	419,219	7,143
	E.ON Russia JSC	70,500,911	5,480
*	Federal Grid Co. Unified Energy System JSC	1,553,612,440	4,765
	LSR Group GDR	1,018,806	4,193
	Aeroflot - Russian Airlines OJSC	2,278,121	4,064
	Severstal OAO GDR	451,385	3,932
*	Pharmstandard OJSC GDR	285,388	3,799
	TMK OAO GDR	292,619	3,778
	Severstal OAO	417,998	3,654
	Sberbank of Russia ADR	275,508	3,513
*	Russian Grids OAO	117,999,055	3,182
*	Inter RAO JSC	10,310,839,373	2,991
*	PIK Group	1,442,210	2,841
*	Mechel ADR	669,732	2,116
	Sollers OJSC	83,921	2,014

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Polyus Gold OJSC	70,838	1,876
	Magnitogorsk Iron & Steel Works	7,040,690	1,739
	Acron JSC	50,790	1,525
	Phosagro OAO GDR	146,406	1,514
*	OGK-2 OAO	138,346,306	1,090
	TGK-1 OAO	4,503,586,647	901
	Mosenergo OAO	29,963,645	860
	Novolipetsk Steel OJSC	445,750	764
*	Raspadskaya OAO	773,900	738
	MMC Norilsk Nickel OJSC ADR	9,538	144
	Mosenergosbyt JSC	5,890,740	52
*	Mechel	14,601	47
			1,220,153
Singapore (1.2%)
	DBS Group Holdings Ltd.	8,908,440	120,099
	Oversea-Chinese Banking Corp. Ltd.	14,031,665	117,382
	Singapore Telecommunications Ltd.	37,981,814	115,343
	United Overseas Bank Ltd.	6,075,167	101,738
	Keppel Corp. Ltd.	7,397,393	64,552
	Genting Singapore plc	31,529,536	38,576
	Global Logistic Properties Ltd.	15,526,957	38,543
	CapitaLand Ltd.	13,053,470	32,705
	Wilmar International Ltd.	10,854,895	30,193
^	Singapore Press Holdings Ltd.	8,260,593	28,257
	Singapore Technologies Engineering Ltd.	7,991,188	27,097
	City Developments Ltd.	3,068,619	25,400
	Singapore Exchange Ltd.	4,239,769	25,013
	Singapore Airlines Ltd.	2,625,442	22,023
	CapitaMall Trust	13,337,481	21,663
	Sembcorp Industries Ltd.	4,876,579	20,849
	Ascendas REIT	10,120,763	19,243
	Hutchison Port Holdings Trust	25,876,374	18,884
	Golden Agri-Resources Ltd.	35,754,806	17,265
	Noble Group Ltd.	19,816,213	16,372
	ComfortDelGro Corp. Ltd.	10,211,254	15,768
^	Sembcorp Marine Ltd.	4,310,758	15,595
	Jardine Cycle & Carriage Ltd.	519,824	15,320
	UOL Group Ltd.	2,806,982	14,857
	Suntec REIT	10,502,000	14,455
	StarHub Ltd.	3,870,110	13,839
	CapitaCommercial Trust	10,102,000	11,954
	Keppel Land Ltd.	4,006,601	11,945
	CapitaMalls Asia Ltd.	6,921,853	11,241
	Yangzijiang Shipbuilding Holdings Ltd.	10,439,636	9,903
^	Olam International Ltd.	7,739,897	9,575
	SATS Ltd.	3,286,000	8,990
	Venture Corp. Ltd.	1,273,000	7,972
	Singapore Post Ltd.	7,341,000	7,739
^	Keppel REIT	7,657,489	7,430
^	Ezion Holdings Ltd.	3,900,000	7,019
*	Mapletree Greater China Commercial Trust	9,309,000	6,882
	Mapletree Commercial Trust	6,514,000	6,590
	Mapletree Logistics Trust	7,268,000	6,400
	Mapletree Industrial Trust	5,732,880	6,374
^	Fortune REIT	6,452,000	5,213
	M1 Ltd.	1,770,000	4,850
	Starhill Global REIT	7,200,000	4,690
	SIA Engineering Co. Ltd.	1,140,000	4,631
	Wing Tai Holdings Ltd.	2,353,117	4,178
^	CDL Hospitality Trusts	3,081,000	4,126
	Biosensors International Group Ltd.	5,326,000	4,027
^,*	Neptune Orient Lines Ltd.	4,663,630	3,972
^	SMRT Corp. Ltd.	3,742,000	3,914
	First Resources Ltd.	2,324,000	3,646

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	Super Group Ltd.	1,078,000	3,645
	Parkway Life REIT	1,850,000	3,621
^,*	Ezra Holdings Ltd.	3,328,000	3,587
	Frasers Centrepoint Trust	2,406,000	3,586
	Ascott Residence Trust	3,372,000	3,547
	Yanlord Land Group Ltd.	3,374,000	3,347
	Cache Logistics Trust	3,479,000	3,341
^	OUE Ltd.	1,714,000	3,336
	Raffles Medical Group Ltd.	1,299,000	3,336
2	ARA Asset Management Ltd.	2,247,880	3,323
	Frasers Commercial Trust	3,201,600	3,320
	United Engineers Ltd.	2,223,000	3,310
	Cambridge Industrial Trust	5,808,000	3,267
^	Far East Hospitality Trust	4,423,000	3,183
	AIMS AMP Capital Industrial REIT	2,465,400	3,135
^	Cosco Corp. Singapore Ltd.	4,942,513	3,116
^	Sabana Shari'ah Compliant Industrial REIT	3,431,118	3,009
^,*	Gallant Venture Ltd.	13,107,000	2,895
	Lippo Malls Indonesia Retail Trust	7,517,000	2,719
	First REIT	3,025,000	2,697
^	CapitaRetail China Trust	2,403,000	2,695
^	Hyflux Ltd.	2,732,000	2,548
^	Ascendas Hospitality Trust	3,722,300	2,259
	CitySpring Infrastructure Trust	5,360,000	2,070
*	Vard Holdings Ltd.	2,772,000	1,959
^	Midas Holdings Ltd.	4,827,000	1,938
^	Yoma Strategic Holdings Ltd.	3,081,000	1,895
^	OSIM International Ltd.	1,072,000	1,820
	Ho Bee Land Ltd.	1,091,000	1,806
^	Indofood Agri Resources Ltd.	2,425,000	1,775
	CSE Global Ltd.	2,170,000	1,648
	Ascendas India Trust	3,194,000	1,645
	Religare Health Trust	2,553,000	1,633
^	Perennial China Retail Trust	3,642,000	1,582
^,*	GuocoLeisure Ltd.	2,239,000	1,485
^,*	Sound Global Ltd.	2,565,000	1,441
	UOB-Kay Hian Holdings Ltd.	1,024,000	1,370
^,*	Ying Li International Real Estate Ltd.	4,100,000	1,353
	Metro Holdings Ltd.	1,931,000	1,297
^,*	Tiger Airways Holdings Ltd.	2,821,799	1,180
^	Swiber Holdings Ltd.	2,218,000	1,117
	GMG Global Ltd.	12,624,000	1,026
	Far East Orchard Ltd.	629,000	992
^,*	Blumont Group Ltd.	10,261,500	964
^	Tat Hong Holdings Ltd.	1,251,000	940
	Hong Leong Asia Ltd.	675,000	790
^,*	LionGold Corp. Ltd.	4,588,000	738
	China Fishery Group Ltd.	2,257,000	716
*	Raffles Education Corp. Ltd.	2,828,398	683
	Pacific Andes Resources Development Ltd.	4,968,000	512
	Keppel Telecommunications & Transportation Ltd.	340,000	426
	Hi-P International Ltd.	866,000	421
*	Croesus Retail Trust	582,000	412
*	Synear Food Holdings Ltd.	2,031,000	305
^,*	Asiasons Capital Ltd.	1,910,000	250
^,*	Oceanus Group Ltd.	13,179,000	159
			1,265,462
South Africa (1.5%)
	Naspers Ltd.	2,025,253	189,571
	MTN Group Ltd.	9,288,520	184,629
	Sasol Ltd.	2,836,762	144,952
	Standard Bank Group Ltd.	6,214,952	79,067
	FirstRand Ltd.	15,241,483	54,717
	Sanlam Ltd.	9,790,917	52,534

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Remgro Ltd.	2,468,190	50,259
Shoprite Holdings Ltd.	2,240,077	41,022
Aspen Pharmacare Holdings Ltd.	1,411,575	39,269
Bidvest Group Ltd.	1,455,506	38,781
^ Steinhoff International Holdings Ltd.	9,417,408	36,354
Impala Platinum Holdings Ltd.	2,686,140	32,628
AngloGold Ashanti Ltd.	1,967,427	29,736
Woolworths Holdings Ltd.	3,716,551	27,953
Barclays Africa Group Ltd.	1,646,414	25,429
Tiger Brands Ltd.	808,459	23,718
Growthpoint Properties Ltd.	8,938,830	22,730
Nedbank Group Ltd.	1,028,517	22,362
Truworths International Ltd.	2,307,958	22,056
^ Vodacom Group Ltd.	1,819,159	20,867
Life Healthcare Group Holdings Ltd.	4,697,457	19,160
RMB Holdings Ltd.	3,796,929	19,035
Imperial Holdings Ltd.	880,221	18,708
Netcare Ltd.	7,428,510	18,433
Mr Price Group Ltd.	1,160,784	18,269
Gold Fields Ltd.	3,781,502	17,506
Mediclinic International Ltd.	2,116,714	15,951
* Anglo American Platinum Ltd.	330,797	13,373
Discovery Ltd.	1,510,250	12,763
MMI Holdings Ltd.	5,095,688	12,492
Kumba Iron Ore Ltd.	289,698	12,115
Coronation Fund Managers Ltd.	1,431,077	11,672
Foschini Group Ltd.	988,769	11,391
Exxaro Resources Ltd.	734,439	11,248
Spar Group Ltd.	848,012	10,852
Mondi Ltd.	600,415	10,732
Brait SE	2,137,942	10,422
Nampak Ltd.	3,037,413	10,042
African Rainbow Minerals Ltd.	522,972	10,013
Barloworld Ltd.	1,068,792	9,574
AVI Ltd.	1,554,452	9,131
Massmart Holdings Ltd.	533,175	8,548
Investec Ltd.	1,190,111	8,435
Clicks Group Ltd.	1,348,114	8,408
Hyprop Investments Ltd.	1,064,537	7,884
PPC Ltd.	2,454,426	7,754
* Sappi Ltd.	2,623,065	7,731
Aeci Ltd.	620,000	7,556
Capital Property Fund	6,695,452	7,132
Assore Ltd.	171,779	7,016
Liberty Holdings Ltd.	551,545	6,819
Harmony Gold Mining Co. Ltd.	1,972,615	6,807
* Murray & Roberts Holdings Ltd.	2,182,938	6,646
Tongaat Hulett Ltd.	527,263	6,642
^ Capitec Bank Holdings Ltd.	311,412	6,634
Omnia Holdings Ltd.	306,641	6,328
Reunert Ltd.	878,721	6,158
^ African Bank Investments Ltd.	3,610,999	6,100
* Aveng Ltd.	1,976,150	5,803
Adcock Ingram Holdings Ltd.	794,895	5,703
Sun International Ltd.	550,957	5,587
Pick n Pay Stores Ltd.	1,163,886	5,501
DataTec Ltd.	906,766	5,178
Sibanye Gold Ltd.	3,610,057	5,095
* Northam Platinum Ltd.	1,230,261	5,054
Grindrod Ltd.	1,930,934	4,644
Fountainhead Property Trust	5,626,833	4,329
Wilson Bayly Holmes-Ovcon Ltd.	245,613	4,306
Vukile Property Fund Ltd.	2,150,963	3,728
Acucap Properties Ltd.	793,536	3,719

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Telkom SA SOC Ltd.	1,388,244	3,622
*	Super Group Ltd.	1,472,080	3,611
	Illovo Sugar Ltd.	1,132,620	3,554
	JSE Ltd.	404,253	3,548
	EOH Holdings Ltd.	430,139	3,483
*	ArcelorMittal South Africa Ltd.	860,920	3,392
	Santam Ltd.	172,579	3,276
	Lewis Group Ltd.	442,683	3,092
	SA Corporate Real Estate Fund Nominees Pty Ltd.	7,708,149	3,081
	Emira Property Fund	1,859,434	2,769
	Pick'n Pay Holdings Ltd.	1,260,913	2,575
	Mpact Ltd.	889,923	2,421
	Group Five Ltd.	535,671	2,408
	City Lodge Hotels Ltd.	160,522	2,112
^	JD Group Ltd.	648,726	1,991
^	Astral Foods Ltd.	182,407	1,835
	Metair Investments Ltd.	463,420	1,800
*	Royal Bafokeng Platinum Ltd.	293,457	1,796
	Blue Label Telecoms Ltd.	1,897,530	1,784
	Cashbuild Ltd.	109,154	1,700
	Clover Industries Ltd.	872,733	1,429
	Pinnacle Technology Holdings Ltd.	568,614	1,389
	Raubex Group Ltd.	475,475	1,123
	Eqstra Holdings Ltd.	1,300,984	1,075
	DRDGOLD Ltd.	1,732,371	856
	Invicta Holdings Ltd.	83,888	832
*	Palabora Mining Co. Ltd.	68,473	789
*	Merafe Resources Ltd.	5,279,266	427
*	Ellies Holdings Ltd.	518,781	341
	Redefine Properties Ltd.	37,727	39
^,*	Great Basin Gold Ltd.	2,279,068	14
			1,664,925
South Korea (3.3%)
	Samsung Electronics Co. Ltd.	505,845	697,590
	Hyundai Motor Co.	796,293	189,712
	Hyundai Mobis	347,954	98,151
	POSCO	288,887	86,245
*	SK Hynix Inc.	2,702,650	81,325
	Shinhan Financial Group Co. Ltd.	1,837,080	80,103
	NAVER Corp.	140,773	78,997
	Kia Motors Corp.	1,338,483	77,768
	Samsung Electronics Co. Ltd. GDR	102,516	71,052
	KB Financial Group Inc.	1,622,271	63,891
	LG Chem Ltd.	226,445	63,876
	Hana Financial Group Inc.	1,512,992	58,178
	Hyundai Heavy Industries Co. Ltd.	227,636	54,359
	Samsung Life Insurance Co. Ltd.	516,415	50,849
	Samsung Fire & Marine Insurance Co. Ltd.	200,409	46,864
	KT&G Corp.	626,089	45,713
	SK Innovation Co. Ltd.	316,250	44,325
	SK Telecom Co. Ltd.	176,077	38,371
	Samsung C&T Corp.	645,647	38,311
	LG Electronics Inc.	560,801	35,923
	Samsung Heavy Industries Co. Ltd.	923,000	33,844
	Samsung SDI Co. Ltd.	176,452	29,413
	POSCO ADR	381,507	28,407
	LG Corp.	463,942	27,427
*	LG Display Co. Ltd.	1,166,660	27,308
	E-Mart Co. Ltd.	108,342	25,926
	LG Household & Health Care Ltd.	48,005	24,954
	SK Holdings Co. Ltd.	133,098	24,123
	Hyundai Steel Co.	285,287	23,490
*	Shinhan Financial Group Co. Ltd. ADR	519,916	22,533
	Samsung Electro-Mechanics Co. Ltd.	291,698	22,376

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Lotte Shopping Co. Ltd.	58,672	22,274
	Woori Finance Holdings Co. Ltd.	1,841,417	21,816
	Hankook Tire Co. Ltd.	363,465	21,322
	Hyundai Engineering & Construction Co. Ltd.	368,321	21,131
	Cheil Industries Inc.	245,042	20,777
*	Korea Electric Power Corp.	734,890	19,626
	Orion Corp.	18,785	18,319
	Hyundai Glovis Co. Ltd.	80,974	17,953
	KT Corp.	530,432	17,532
	Lotte Chemical Corp.	82,946	16,996
^	OCI Co. Ltd.	92,693	16,775
	Coway Co. Ltd.	283,596	16,232
	S-Oil Corp.	220,368	16,081
^	Celltrion Inc.	369,765	16,080
	Kangwon Land Inc.	582,780	16,015
	BS Financial Group Inc.	996,510	15,999
	Korea Zinc Co. Ltd.	54,213	15,716
*	Korea Electric Power Corp. ADR	1,168,502	15,471
	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	482,100	15,181
*	KB Financial Group Inc. ADR	379,756	14,738
	NCSoft Corp.	74,770	14,493
	GS Holdings	260,198	14,328
	Samsung Securities Co. Ltd.	312,513	13,854
	Hyundai Wia Corp.	78,844	13,574
	Amorepacific Corp.	16,122	13,230
^	Hotel Shilla Co. Ltd.	202,156	13,059
	Daelim Industrial Co. Ltd.	139,142	12,916
	Hyundai Department Store Co. Ltd.	80,762	12,860
	LG Uplus Corp.	1,095,970	12,549
	SK C&C Co. Ltd.	113,456	12,228
	Dongbu Insurance Co. Ltd.	251,080	11,235
	Samsung Techwin Co. Ltd.	203,777	11,107
	Cheil Worldwide Inc.	450,430	11,098
	KCC Corp.	27,011	10,832
^	Samsung Engineering Co. Ltd.	151,634	10,691
	DGB Financial Group Inc.	657,661	10,552
	Hanwha Corp.	266,850	10,100
	Industrial Bank of Korea	836,685	9,665
	Doosan Heavy Industries & Construction Co. Ltd.	229,777	9,378
	CJ CheilJedang Corp.	38,456	9,333
	Hanwha Chemical Corp.	413,710	9,080
	Daewoo Securities Co. Ltd.	966,893	9,024
	Hyundai Marine & Fire Insurance Co. Ltd.	315,650	9,019
	Shinsegae Co. Ltd.	35,589	8,960
	Kumho Petro chemical Co. Ltd.	91,356	8,943
	Mando Corp.	65,793	8,870
^,*	Kumho Tire Co. Inc.	749,860	8,749
	Daewoo International Corp.	234,867	8,651
	Hyosung Corp.	126,432	8,524
	Hyundai Mipo Dockyard	53,382	8,496
*	Daewoo Engineering & Construction Co. Ltd.	1,035,843	8,393
	Samsung Card Co. Ltd.	225,378	8,351
	Korea Gas Corp.	135,166	8,127
^	Seoul Semiconductor Co. Ltd.	193,373	8,046
	Korea Investment Holdings Co. Ltd.	204,290	7,970
	CJ Corp.	74,651	7,808
	Hanwha Life Insurance Co. Ltd.	1,104,320	7,384
	Hyundai Development Co-Engineering & Construction	324,240	7,207
	Yuhan Corp.	40,763	7,171
	Lotte Confectionery Co. Ltd.	4,114	7,055
*	Doosan Infracore Co. Ltd.	490,710	7,024
*	NHN Entertainment Corp.	63,544	6,799
^	Halla Visteon Climate Control Corp.	180,410	6,746
	Macquarie Korea Infrastructure Fund	1,076,810	6,698

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	SK Telecom Co. Ltd. ADR	272,594	6,673
	Woori Investment & Securities Co. Ltd.	622,695	6,576
	LS Corp.	86,262	6,447
	Hyundai Hysco Co. Ltd.	159,130	6,300
	S-1 Corp.	105,013	6,263
	Doosan Corp.	45,318	6,071
^	GS Engineering & Construction Corp.	174,603	5,895
	LG International Corp.	199,960	5,611
	Daum Communications Corp.	66,659	5,562
^	Grand Korea Leisure Co. Ltd.	149,420	5,443
	AMOREPACIFIC Group	15,018	5,300
^	Hyundai Greenfood Co. Ltd.	326,670	5,203
	Young Poong Corp.	3,904	5,193
^	Youngone Corp.	153,010	5,178
	Korean Reinsurance Co.	460,493	5,161
	Hyundai Home Shopping Network Corp.	32,557	5,154
	CJ O Shopping Co. Ltd.	14,852	4,956
^	Paradise Co. Ltd.	188,510	4,831
*	Korean Air Lines Co. Ltd.	150,035	4,785
	CJ CGV Co. Ltd.	101,700	4,783
	SK Networks Co. Ltd.	747,120	4,690
^	Kolon Industries Inc.	83,931	4,687
	LIG Insurance Co. Ltd.	187,200	4,659
	Daewoong Pharmaceutical Co. Ltd.	58,334	4,589
	LOTTE Himart Co. Ltd.	58,296	4,585
*	KT Corp. ADR	276,360	4,582
	Taekwang Industrial Co. Ltd.	3,695	4,566
	Lotte Chilsung Beverage Co. Ltd.	3,060	4,545
^,*	CJ Korea Express Co. Ltd.	52,114	4,530
^	LS Industrial Systems Co. Ltd.	71,718	4,495
	LG Fashion Corp.	144,620	4,430
^	SK Chemicals Co. Ltd.	88,088	4,306
	Seah Besteel Corp.	159,480	4,169
	Mirae Asset Securities Co. Ltd.	123,267	4,157
	Ottogi Corp.	12,843	4,148
	Chong Kun Dang Pharm Corp.	53,983	4,056
^	Samsung Fine Chemicals Co. Ltd.	89,604	4,050
^,*	LG Innotek Co. Ltd.	50,069	4,044
^,*	Hyundai Merchant Marine Co. Ltd.	312,388	4,042
	NongShim Co. Ltd.	16,630	4,027
^	Poongsan Corp.	144,340	4,012
	Daesang Corp.	118,870	3,882
^,*	LG Life Sciences Ltd.	81,806	3,614
	Medy-Tox Inc.	21,861	3,603
	LG Hausys Ltd.	29,755	3,601
	GS Home Shopping Inc.	15,569	3,588
	SFA Engineering Corp.	82,935	3,531
^	Green Cross Corp.	27,872	3,441
	Hyundai Securities Co. Ltd.	535,180	3,399
	Hite Jinro Co. Ltd.	138,100	3,390
*	CJ E&M Corp.	92,942	3,213
	Meritz Fire & Marine Insurance Co. Ltd.	227,969	3,207
^,*	Hanjin Shipping Co. Ltd.	437,163	3,185
	KIWOOM Securities Co. Ltd.	59,913	3,139
^	Dongsuh Co. Inc.	119,232	3,123
*	SK Broadband Co. Ltd.	720,007	3,077
	Fila Korea Ltd.	45,246	3,064
	Hankook Tire Worldwide Co. Ltd.	123,154	3,035
^	Partron Co. Ltd.	188,035	3,028
	Lotte Food Co. Ltd.	4,826	2,978
^,*	Hanmi Pharm Co. Ltd.	24,398	2,961
^	SKC Co. Ltd.	94,760	2,876
^,*	SM Entertainment Co.	76,068	2,875
	iMarketKorea Inc.	119,470	2,842

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	Nexen Tire Corp.	188,730	2,829
^	KEPCO Plant Service & Engineering Co. Ltd.	54,527	2,764
^	Hana Tour Service Inc.	41,727	2,714
^,*	Medipost Co. Ltd.	36,979	2,698
	Hanil Cement Co. Ltd.	33,953	2,670
^,*	Hanjin Heavy Industries & Construction Co. Ltd.	225,819	2,618
^	Dongkuk Steel Mill Co. Ltd.	185,090	2,587
	E1 Corp.	35,400	2,539
^	Cosmax Inc.	51,491	2,528
	Samchully Co. Ltd.	20,340	2,514
^	KEPCO Engineering & Construction Co. Inc.	46,786	2,483
	Hansol Paper Co.	211,480	2,450
^,*	Seegene Inc.	44,675	2,435
	KT Skylife Co. Ltd.	90,550	2,397
^	Huchems Fine Chemical Corp.	105,520	2,377
^	Lock & Lock Co. Ltd.	91,187	2,375
	Hanssem Co. Ltd.	58,570	2,373
	Meritz Finance Group Inc.	454,700	2,343
^,*	Dong-A ST Co. Ltd.	19,992	2,343
*	Asiana Airlines Inc.	492,490	2,335
	Hyundai Elevator Co. Ltd.	40,816	2,313
*	CJ Hellovision Co. Ltd.	137,000	2,232
^	Kolao Holdings	75,995	2,224
^,*	ViroMed Co. Ltd.	55,195	2,194
^	Binggrae Co. Ltd.	25,682	2,164
^	Sungwoo Hitech Co. Ltd.	136,084	2,105
^	GSretail Co. Ltd.	73,250	2,025
	Namyang Dairy Products Co. Ltd.	2,477	2,021
^,*	GemVax & Kael Co. Ltd.	111,202	2,017
	Sung Kwang Bend Co. Ltd.	72,813	1,993
	Soulbrain Co. Ltd.	39,803	1,986
^,*	Chabio & Diostech Co. Ltd.	201,753	1,958
^	Interpark Corp.	202,446	1,926
*	JB Financial Group Co. Ltd.	280,503	1,917
^	Maeil Dairy Industry Co. Ltd.	46,289	1,909
^	Handsome Co. Ltd.	65,700	1,881
	Tongyang Life Insurance	177,210	1,880
	Korea Electric Terminal Co. Ltd.	46,390	1,878
^,*	Wonik IPS Co. Ltd.	223,571	1,847
	Youngone Holdings Co. Ltd.	28,533	1,738
	Dong-A Socio Holdings Co. Ltd.	11,802	1,679
	Kwang Dong Pharmaceutical Co. Ltd.	243,310	1,671
	Samyang Holdings Corp.	19,737	1,649
^	Posco ICT Co. Ltd.	208,915	1,612
	Daeduck Electronics Co.	182,470	1,607
^,*	Ssangyong Motor Co.	202,080	1,592
	Daeduck GDS Co. Ltd.	85,700	1,575
	Daou Technology Inc.	114,630	1,571
^,*	Hanmi Science Co. ltd	104,080	1,567
^	Ilyang Pharmaceutical Co. Ltd.	58,336	1,554
	Green Cross Holdings Corp.	117,470	1,464
	Daishin Securities Co. Ltd.	174,590	1,457
	Dongwon Industries Co. Ltd.	5,429	1,453
	S&T Dynamics Co. Ltd.	107,250	1,435
*	TK Corp.	68,910	1,399
	Taeyoung Engineering & Construction Co. Ltd.	254,300	1,372
^,*	Osstem Implant Co. Ltd.	53,321	1,361
	Meritz Securities Co. Ltd.	848,050	1,344
*	Neowiz Games Corp.	81,815	1,332
	POSCO Chemtech Co. Ltd.	10,682	1,314
	MegaStudy Co. Ltd.	18,784	1,311
^	Hansae Co. Ltd.	81,489	1,300
^,*	CNK International Co. Ltd.	259,916	1,285
^	Interflex Co. Ltd.	43,045	1,284

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	YG Entertainment Inc.	26,609	1,281
^,*	Duksan Hi-Metal Co. Ltd.	64,112	1,265
	Hancom Inc.	71,353	1,258
*	Woongjin Chemical Co. Ltd.	139,132	1,249
	TONGYANG Securities Inc.	543,590	1,237
	Dongyang Mechatronics Corp.	108,340	1,234
	Kolon Global Corp.	330,690	1,205
	SK Gas Ltd.	17,052	1,203
	Sindoh Co. Ltd.	17,792	1,173
^,*	Gamevil Inc.	24,317	1,162
	SBS Media Holdings Co. Ltd.	263,300	1,147
	Green Cross Cell Corp.	42,591	1,144
^	Able C&C Co. Ltd.	38,687	1,139
*	Ssangyong Cement Industrial Co. Ltd.	203,750	1,135
^,*	Hansol Technics Co. Ltd.	61,696	1,103
^,*	3S Korea Co. Ltd.	203,947	1,090
^,*	Taewoong Co. Ltd.	35,801	1,067
	S&T Motiv Co. Ltd.	36,990	1,045
^,*	Seobu T&D	51,483	1,022
	Iljin Display Co. Ltd.	70,840	999
^	Silicon Works Co. Ltd.	44,092	996
^	Ahnlab Inc.	19,178	985
^,*	Komipharm International Co. Ltd.	142,986	968
	Hanjin Transportation Co. Ltd.	55,140	953
^,*	Doosan Engine Co. Ltd.	106,590	948
	Bukwang Pharmaceutical Co. Ltd.	68,635	935
*	Foosung Co. Ltd.	239,573	905
*	Hanjin Kal Corp.	67,229	890
^	Hanjin Heavy Industries & Construction Holdings Co. Ltd.	100,460	866
	Daekyo Co. Ltd.	136,120	861
	SL Corp.	60,480	842
	SK Securities Co. Ltd.	1,106,110	837
	Kumho Electric Co. Ltd.	33,850	836
	DuzonBIzon Co. Ltd.	88,710	832
	Humax Co. Ltd.	69,458	822
^	OCI Materials Co. Ltd.	26,106	817
	Namhae Chemical Corp.	118,990	813
^,*	Jusung Engineering Co. Ltd.	150,886	806
^,*	Pharmicell Co. Ltd.	182,712	774
^	STX Offshore & Shipbuilding Co. Ltd.	261,430	764
^	NEPES Corp.	77,241	742
	Hanwha Investment & Securities Co. Ltd.	218,450	739
^,*	Taihan Electric Wire Co. Ltd.	377,723	729
^	Capro Corp.	98,950	724
^,*	Dongbu HiTek Co. Ltd.	116,850	665
	Daishin Securities Co. Ltd. Prior Pfd.	117,720	663
^	Melfas Inc.	64,559	651
*	China Ocean Resources Co. Ltd.	153,840	627
	INTOPS Co. Ltd.	28,942	616
^,*	Com2uSCorp	28,448	603
	Youlchon Chemical Co. Ltd.	49,800	584
^	STS Semiconductor & Telecommunications	154,014	575
	Dae Han Flour Mills Co. Ltd.	4,263	574
	Kolon Corp.	30,530	572
	Sam Young Electronics Co. Ltd.	62,700	558
	NH Investment & Securities Co. Ltd.	118,311	536
^,*	CUROCOM Co. Ltd.	407,211	517
*	KTB Investment & Securities Co. Ltd.	229,680	515
^,*	ICD Co. Ltd.	47,843	511
^	STX Pan Ocean Co. Ltd.	472,400	501
	KISCO Corp.	17,630	472
*	Hanjin Shipping Holdings Co. Ltd.	87,440	439
^	Agabang&Company	80,953	425
^	EG Corp.	21,542	422

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	STX Engine Co. Ltd.	80,200	396
*	Eugene Investment & Securities Co. Ltd.	182,205	376
^,*	Tera Resource Co. Ltd.	836,893	376
	Hitejinro Holdings Co. Ltd.	32,310	352
^,*	Woongjin Energy Co. Ltd.	172,970	350
^,*	SK Communications Co. Ltd.	68,842	345
	Woongjin Thinkbig Co. Ltd.	60,020	343
	Dongbu Securities Co. Ltd.	101,120	336
^,*	Unison Co. Ltd.	72,738	305
	Kyobo Securities Co.	67,740	291
*	Hanwha General Insurance Co. Ltd.	70,120	277
	Samyang Corp.	5,448	227
^,*	Dongbu Steel Co. Ltd.	82,690	195
^,*	Tongyang Inc.	337,280	148
*	Insun ENT Co. Ltd.	48,710	113
*	Sewon Cellontech Co. Ltd.	35,310	98
*	Shinsung Solar Energy Co. Ltd.	54,680	61
^,*	Korea Line Corp.	2,100	59
*	Dongbu Corp.	12,260	39
			3,540,044
Spain (2.2%)
*	Banco Santander SA	57,469,664	509,486
*	Telefonica SA	20,664,342	363,680
	Banco Bilbao Vizcaya Argentaria SA	29,546,130	345,305
	Inditex SA	1,098,866	180,477
	Iberdrola SA	24,867,729	156,092
	Repsol SA	4,595,910	123,221
	Amadeus IT Holding SA	2,042,579	75,785
	Abertis Infraestructuras SA	2,554,498	54,730
	Banco de Sabadell SA	17,979,409	46,069
	Gas Natural SDG SA	1,717,336	40,506
	Ferrovial SA	2,078,751	39,625
	Red Electrica Corp. SA	559,502	34,837
	Banco Popular Espanol SA	6,103,254	34,620
	Grifols SA	839,724	34,417
*	CaixaBank	6,438,807	33,373
*	ACS Actividades de Construccion y Servicios SA	904,561	29,674
	Enagas SA	1,053,896	28,139
	Distribuidora Internacional de Alimentacion SA	3,047,439	27,784
	Mapfre SA	5,249,341	21,080
	Bankinter SA	3,410,266	20,793
	Bolsas y Mercados Espanoles SA	432,273	16,163
	Zardoya Otis SA	838,884	14,594
	Viscofan SA	241,100	12,789
*	Endesa SA	423,072	12,246
*	Gamesa Corp. Tecnologica SA	1,094,758	10,572
*	Mediaset Espana Comunicacion SA	826,335	10,085
	Grupo Catalana Occidente SA	296,275	10,024
^	Indra Sistemas SA	571,585	9,426
	Ebro Foods SA	408,095	9,206
	Prosegur Cia de Seguridad SA	1,543,220	9,156
	Obrascon Huarte Lain SA	193,840	8,119
^	Acciona SA	125,619	7,963
	Tecnicas Reunidas SA	137,473	7,076
	Construcciones y Auxiliar de Ferrocarriles SA	12,656	6,571
^,*	Acerinox SA	492,059	6,486
	Atresmedia Corp. de Medios de Comunicaion SA	377,360	6,305
^,*	Fomento de Construcciones y Contratas SA	254,215	5,849
^,*	NH Hoteles SA	1,048,410	5,472
	Corp Financiera Alba SA	86,664	4,785
*	Sacyr SA	765,934	4,122
*	Almirall SA	248,442	3,712
^,*	Zeltia SA	1,063,690	3,665
*	Faes Farma SA	1,004,298	3,609

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
^	Melia Hotels International SA	302,698	3,427
^	Abengoa SA	1,298,169	3,143
^	Duro Felguera SA	343,263	2,246
^	Tubacex SA	574,334	2,211
	Ence Energia y Celulosa S.A	544,316	2,186
^,*	Deoleo SA	2,015,631	1,148
	Tubos Reunidos SA	447,338	1,115
	Papeles y Cartones de Europa SA	190,405	1,021
^,*	Promotora de Informaciones SA	1,660,290	843
^	Abengoa SA	168,103	520
^,*	Realia Business SA	240,362	260
*	Pescanova SA	63,151	—
			2,405,808
Sweden (2.2%)
	Hennes & Mauritz AB Class B	4,922,357	212,704
	Nordea Bank AB	16,468,400	210,656
	Telefonaktiebolaget LM Ericsson Class B	15,453,329	184,841
	Swedbank AB Class A	5,416,417	140,969
	Svenska Handelsbanken AB Class A	2,492,996	112,750
	Volvo AB Class B	7,759,439	99,592
	TeliaSonera AB	11,214,598	92,733
	Skandinaviska Enskilda Banken AB Class A	7,514,097	90,883
	Atlas Copco AB Class A	3,215,626	89,096
	Svenska Cellulosa AB SCA Class B	2,993,170	84,860
	Assa Abloy AB Class B	1,636,658	81,206
	Sandvik AB	5,568,668	75,244
	Investor AB Class B	2,343,506	75,138
	SKF AB	2,145,478	56,768
	Atlas Copco AB Class B	2,019,198	50,174
	Hexagon AB Class B	1,298,356	38,931
	Investment AB Kinnevik	1,057,123	38,907
	Alfa Laval AB	1,651,881	37,681
	Skanska AB Class B	1,871,914	36,042
	Swedish Match AB	1,044,863	34,452
	Scania AB Class B	1,570,458	31,477
	Getinge AB	986,630	31,257
	Electrolux AB Class B	1,184,966	29,227
	Elekta AB Class B	1,799,702	26,580
	Trelleborg AB Class B	1,252,141	23,627
*	Lundin Petroleum AB	1,092,934	22,523
	Boliden AB	1,408,045	19,998
	Industrivarden AB Class A	994,446	19,165
*	Tele2 AB	1,565,994	18,876
	Securitas AB Class B	1,542,148	17,585
	Modern Times Group AB Class B	263,779	14,388
	Meda AB Class A	1,170,620	13,136
	Castellum AB	846,602	12,999
	NCC AB Class B	384,714	11,834
	Husqvarna AB	1,980,234	11,635
	Industrivarden AB	612,302	10,900
	Hexpol AB	127,588	9,586
*	ICA Gruppen AB	316,983	9,580
	BillerudKorsnas AB	744,700	8,736
	Holmen AB	254,740	8,462
	Ratos AB	944,438	8,173
*	Swedish Orphan Biovitrum AB	820,036	7,838
	JM AB	274,713	7,826
	Fabege AB	669,387	7,702
	Lundbergforetagen AB Class B	183,346	7,660
	Nibe Industrier AB Class B	396,492	7,602
	Hufvudstaden AB Class A	550,652	7,207
	Wallenstam AB	518,636	7,192
	AarhusKarlshamn AB	119,382	7,063
^	Axis Communications AB	202,007	6,971

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Loomis AB Class B	288,453	6,914
^	Axfood AB	126,800	6,557
	Saab AB Class B	311,340	6,233
^	SSAB AB Class A	945,590	6,221
	Betsson AB	196,518	6,174
	Intrum Justitia AB	205,716	5,470
	Wihlborgs Fastigheter AB	315,602	5,443
	Nobia AB	616,820	5,370
	Kungsleden AB	666,059	4,892
	Peab AB	828,428	4,871
	AF AB	126,211	3,987
^	Avanza Bank Holding AB	121,065	3,892
*	Fastighets AB Balder	407,825	3,597
	Mekonomen AB	107,773	3,554
*	Lindab International AB	314,674	3,064
^	Clas Ohlson AB	177,273	2,792
*	Investment AB Oresund	137,628	2,727
	SSAB AB Class B	390,652	2,204
*	Eniro AB	501,346	2,178
	Melker Schorling AB	53,137	2,168
*	Rezidor Hotel Group AB	374,324	2,130
^,*	Active Biotech AB	191,636	2,127
^,*	CDON Group AB	516,696	2,027
^,*	SAS AB	675,746	2,022
	Concentric AB	178,855	1,840
	Klovern AB Prior Pfd.	80,361	1,832
	Klovern AB	399,362	1,771
	Nordnet AB	402,889	1,721
	SkiStar AB	122,568	1,636
	Haldex AB	185,215	1,341
	Bure Equity AB	270,603	1,046
*	KappAhl AB	95,239	563
*	Alliance Oil Co. Ltd.	3,379	30
			2,378,826
Switzerland (6.0%)
	Nestle SA	16,748,167	1,208,949
	Roche Holding AG	3,648,069	1,008,820
	Novartis AG	12,091,197	938,550
	UBS AG	18,308,792	354,112
	ABB Ltd.	12,018,706	306,207
*	Cie Financiere Richemont SA	2,584,048	264,218
	Credit Suisse Group AG	7,853,871	244,318
	Zurich Insurance Group AG	765,716	211,585
	Syngenta AG	483,533	195,162
	Swiss Re AG	1,924,770	168,961
	Swatch Group AG (Bearer)	159,786	102,054
	Holcim Ltd.	1,162,426	86,461
	Transocean Ltd.	1,788,978	84,490
	SGS SA	27,213	63,672
	Givaudan SA	42,516	60,296
	Swisscom AG	118,043	60,208
	Geberit AG	198,091	59,183
	Julius Baer Group Ltd.	1,162,366	57,021
	Adecco SA	662,335	48,843
	Sonova Holding AG	343,730	44,733
	Actelion Ltd.	546,897	42,314
	Schindler Holding AG	241,886	34,283
	Sika AG	10,768	33,946
	Kuehne & Nagel International AG	265,421	33,531
	Swiss Life Holding AG	151,298	29,999
	Coca-Cola HBC AG	1,023,857	29,447
	Swatch Group AG (Registered)	255,885	28,470
	Baloise Holding AG	242,635	28,188
	Lindt & Spruengli AG	539	27,090

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Aryzta AG	355,311	26,507
	Clariant AG	1,390,292	24,497
	Lonza Group AG	273,287	24,394
	Partners Group Holding AG	90,964	23,580
	Galenica AG	25,187	22,260
*	Dufry AG	137,160	22,160
	Swiss Prime Site AG	284,340	21,530
	Lindt & Spruengli AG	4,719	19,901
	Sulzer AG	119,886	18,755
	GAM Holding AG	942,664	17,614
	PSP Swiss Property AG	204,850	17,607
	Schindler Holding AG (Registered)	114,122	16,241
	Georg Fischer AG	21,132	14,557
	EMS-Chemie Holding AG	39,607	14,423
	Helvetia Holding AG	27,528	12,983
	OC Oerlikon Corp. AG	842,640	11,780
	Pargesa Holding SA	144,616	11,507
	DKSH Holding AG	132,098	11,021
	Panalpina Welttransport Holding AG	70,869	10,591
	Barry Callebaut AG	9,900	10,341
	Nobel Biocare Holding AG	611,231	10,084
	BB Biotech AG	64,203	9,619
	Bucher Industries AG	32,410	8,975
	Flughafen Zuerich AG	15,781	8,746
	Kaba Holding AG Class B	19,556	8,368
^	Straumann Holding AG	41,937	8,335
^	Logitech International SA	803,557	8,230
	Banque Cantonale Vaudoise	14,627	8,128
	Valiant Holding	80,855	7,543
	Kuoni Reisen Holding AG	16,429	6,944
	Allreal Holding AG	49,147	6,757
	ams AG	61,033	6,664
	Mobimo Holding AG	31,729	6,644
	Vontobel Holding AG	164,164	6,571
	Burckhardt Compression Holding AG	16,073	6,441
	Tecan Group AG	58,956	6,154
	Temenos Group AG	223,994	5,708
	Aryzta AG	76,275	5,680
	Forbo Holding AG	7,071	5,545
^,*	Meyer Burger Technology AG	434,638	5,100
	Belimo Holding AG	1,972	5,083
	Rieter Holding AG	23,790	4,981
	St. Galler Kantonalbank AG	12,161	4,946
	Daetwyler Holding AG	32,464	4,128
	Huber & Suhner AG	74,073	4,051
^	EFG International AG	245,533	3,613
*	Gategroup Holding AG	137,875	3,611
	Valora Holding AG	14,599	3,607
*	Schmolz & Bickenbach AG	2,592,108	3,281
*	AFG Arbonia-Forster Holding AG	93,917	3,255
	Schweiter Technologies AG	4,839	3,246
	Autoneum Holding AG	24,077	3,206
	Emmi AG	10,347	2,977
	Schweizerische National-Versicherungs-Gesellschaft AG	58,475	2,890
	Ascom Holding AG	185,510	2,736
	Kudelski SA	183,294	2,528
^	Basler Kantonalbank	28,900	2,432
	Vetropack Holding AG	1,205	2,407
	Liechtensteinische Landesbank AG	57,137	2,264
	Zehnder Group AG	47,197	2,223
*	Acino Holding AG	17,469	2,212
	Basilea Pharmaceutica	20,113	2,190
	BKW AG	62,941	2,186
	Siegfried Holding AG	13,236	2,182

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Swissquote Group Holding SA	49,069	2,009
	Verwaltungs- und Privat-Bank AG	17,401	1,687
^	Alpiq Holding AG	12,371	1,634
*	Orascom Development Holding AG	58,894	839
^	Bachem Holding AG	13,550	774
^,*	Von Roll Holding AG	359,027	598
	Cie Financiere Tradition SA	9,702	525
			6,437,897
Taiwan (2.7%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	103,824,063	382,650
	Hon Hai Precision Industry Co. Ltd.	58,812,564	149,519
	MediaTek Inc.	6,515,689	89,082
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,106,813	75,606
	Formosa Plastics Corp.	25,455,091	69,175
	Nan Ya Plastics Corp.	29,590,907	67,492
	Formosa Chemicals & Fibre Corp.	22,826,645	65,977
	Cathay Financial Holding Co. Ltd.	39,196,202	59,216
	Fubon Financial Holding Co. Ltd.	37,652,018	55,181
	China Steel Corp.	63,269,342	54,985
	Delta Electronics Inc.	10,528,240	54,752
	CTBC Financial Holding Co. Ltd.	67,498,251	45,786
	Chunghwa Telecom Co. Ltd.	13,849,456	44,463
	Uni-President Enterprises Corp.	22,772,617	43,367
	Mega Financial Holding Co. Ltd.	42,438,264	36,747
	Quanta Computer Inc.	13,688,950	32,454
	Taiwan Mobile Co. Ltd.	8,703,400	29,686
	Asustek Computer Inc.	3,704,168	28,271
	Cheng Shin Rubber Industry Co. Ltd.	10,287,828	27,433
	Yuanta Financial Holding Co. Ltd.	49,975,440	27,252
	Formosa Petrochemical Corp.	9,861,950	26,494
	Hotai Motor Co. Ltd.	2,116,000	25,172
	Taiwan Cement Corp.	16,634,700	24,210
	Far Eastern New Century Corp.	19,990,484	22,962
	First Financial Holding Co. Ltd.	35,562,591	22,010
	China Development Financial Holding Corp.	73,253,856	21,895
	Catcher Technology Co. Ltd.	3,748,800	21,796
	Advanced Semiconductor Engineering Inc.	21,946,201	21,609
	President Chain Store Corp.	2,913,536	21,251
	Hua Nan Financial Holdings Co. Ltd.	35,244,720	20,896
	United Microelectronics Corp.	45,803,175	19,430
	SinoPac Financial Holdings Co. Ltd.	39,164,049	19,381
	Lite-On Technology Corp.	10,912,603	19,104
	HTC Corp.	3,867,792	18,984
^	Chunghwa Telecom Co. Ltd. ADR	594,476	18,928
	Far EasTone Telecommunications Co. Ltd.	8,224,000	18,840
	Taishin Financial Holding Co. Ltd.	36,895,442	18,634
	Largan Precision Co. Ltd.	522,376	17,789
	E.Sun Financial Holding Co. Ltd.	25,837,368	17,303
	Taiwan Cooperative Financial Holding Co. Ltd.	30,485,850	17,142
	Compal Electronics Inc.	21,515,689	16,835
	Asia Cement Corp.	11,766,498	15,961
*	Innolux Corp.	37,925,313	15,041
	MStar Semiconductor Inc.	1,442,263	14,879
	Inventec Corp.	15,712,315	14,063
	China Life Insurance Co. Ltd.	14,138,530	13,875
	Foxconn Technology Co. Ltd.	5,242,291	13,174
	Chang Hwa Commercial Bank	21,221,498	12,730
	Pegatron Corp.	8,733,639	12,169
	Shin Kong Financial Holding Co. Ltd.	34,855,835	12,122
	Chailease Holding Co. Ltd.	4,709,100	11,450
	Wistron Corp.	11,913,654	11,185
	Giant Manufacturing Co. Ltd.	1,457,319	10,937
	Eclat Textile Co. Ltd.	980,357	10,781
	Synnex Technology International Corp.	6,684,463	10,664

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Novatek Microelectronics Corp.	2,654,275	10,515
Advantech Co. Ltd.	1,557,924	9,986
Advanced Semiconductor Engineering Inc. ADR	1,950,396	9,615
Siliconware Precision Industries Co. ADR	1,580,105	9,465
WPG Holdings Ltd.	7,688,553	9,352
Merida Industry Co. Ltd.	1,233,650	9,339
Siliconware Precision Industries Co.	7,673,000	9,322
Teco Electric and Machinery Co. Ltd.	8,647,000	9,222
Pou Chen Corp.	7,565,517	9,215
TPK Holding Co. Ltd.	1,302,695	9,144
* Acer Inc.	13,866,297	9,060
* AU Optronics Corp.	27,480,640	8,989
Taiwan Fertilizer Co. Ltd.	3,755,000	8,948
Ruentex Development Co. Ltd.	4,139,304	8,663
Radiant Opto-Electronics Corp.	2,294,948	8,588
Ruentex Industries Ltd.	3,285,015	8,476
Hiwin Technologies Corp.	1,065,183	8,390
Yulon Motor Co. Ltd.	4,620,015	8,155
Epistar Corp.	4,420,179	7,665
Simplo Technology Co. Ltd.	1,479,443	7,274
United Microelectronics Corp. ADR	3,463,148	7,099
Chicony Electronics Co. Ltd.	2,833,745	7,062
Taiwan Glass Industry Corp.	6,827,747	6,909
Clevo Co.	3,242,796	6,895
Formosa Taffeta Co. Ltd.	5,310,000	6,600
Powertech Technology Inc.	3,617,955	6,520
TSRC Corp.	3,502,930	6,477
St. Shine Optical Co. Ltd.	216,000	6,362
Sanyang Industry Co. Ltd.	3,496,540	6,119
CTCI Corp.	3,483,000	6,091
Far Eastern Department Stores Ltd.	5,660,645	6,089
Highwealth Construction Corp.	2,813,400	6,073
* Inotera Memories Inc.	9,307,002	6,001
China Petrochemical Development Corp.	11,879,647	5,974
* AU Optronics Corp. ADR	1,866,976	5,900
Kenda Rubber Industrial Co. Ltd.	2,912,367	5,726
Realtek Semiconductor Corp.	2,387,215	5,550
Unimicron Technology Corp.	6,954,750	5,501
Yungtay Engineering Co. Ltd.	1,834,000	5,382
* Taiwan Business Bank	17,414,678	5,352
* Walsin Lihwa Corp.	16,843,000	5,221
Wowprime Corp.	312,500	5,187
Standard Foods Corp.	1,668,420	5,116
Tripod Technology Corp.	2,581,023	5,104
Chipbond Technology Corp.	2,521,000	5,094
Makalot Industrial Co. Ltd.	842,000	5,083
* Evergreen Marine Corp. Taiwan Ltd.	8,573,979	5,044
Zhen Ding Technology Holding Ltd.	2,129,355	4,994
Airtac International Group	686,600	4,969
* Nan Kang Rubber Tire Co. Ltd.	3,822,209	4,912
Phison Electronics Corp.	673,510	4,840
Kinsus Interconnect Technology Corp.	1,351,000	4,823
Hermes Microvision Inc.	147,038	4,810
China Steel Chemical Corp.	794,000	4,758
* Eva Airways Corp.	8,416,290	4,685
Transcend Information Inc.	1,479,363	4,672
LCY Chemical Corp.	3,519,288	4,646
* China Airlines Ltd.	12,799,646	4,637
King's Town Bank	5,177,000	4,605
Far Eastern International Bank	10,934,274	4,538
MIN AIK Technology Co. Ltd.	896,000	4,529
ScinoPharm Taiwan Ltd.	1,350,960	4,495
Feng Hsin Iron & Steel Co.	2,405,000	4,377
Tainan Spinning Co. Ltd.	5,715,693	4,308

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Ton Yi Industrial Corp.	3,892,850	4,307
* HannStar Display Corp.	12,528,000	4,195
Waterland Financial Holdings Co. Ltd.	12,185,386	4,191
* Macronix International	17,584,878	4,111
Oriental Union Chemical Corp.	3,800,700	4,042
Vanguard International Semiconductor Corp.	3,696,000	3,995
King Yuan Electronics Co. Ltd.	5,726,000	3,993
Cheng Uei Precision Industry Co. Ltd.	1,893,485	3,971
Capital Securities Corp.	11,525,175	3,948
Wei Chuan Foods Corp.	2,059,000	3,899
Tong Yang Industry Co. Ltd.	2,468,126	3,843
Chroma ATE Inc.	1,796,800	3,827
Tung Ho Steel Enterprise Corp.	4,256,842	3,817
Eternal Chemical Co. Ltd.	4,167,254	3,810
Everlight Electronics Co. Ltd.	1,962,497	3,708
YFY Inc.	6,773,515	3,595
U-Ming Marine Transport Corp.	2,153,000	3,536
* Winbond Electronics Corp.	13,966,000	3,525
Tong Hsing Electronic Industries Ltd.	660,259	3,493
China Motor Corp.	3,634,000	3,473
Taiwan Secom Co. Ltd.	1,415,000	3,429
TTY Biopharm Co. Ltd.	873,429	3,402
* Sino-American Silicon Products Inc.	2,433,428	3,373
Grand Pacific Petrochemical	4,364,000	3,368
Taichung Commercial Bank	9,021,283	3,346
Huaku Development Co. Ltd.	1,184,087	3,316
USI Corp.	4,502,105	3,303
* Medigen Biotechnology Corp.	465,032	3,275
Cathay Real Estate Development Co. Ltd.	4,673,000	3,259
Jih Sun Financial Holdings Co. Ltd.	11,346,686	3,255
* Yang Ming Marine Transport Corp.	7,236,553	3,209
Farglory Land Development Co. Ltd.	1,745,000	3,205
* Wintek Corp.	8,565,974	3,200
A-DATA Technology Co. Ltd.	1,084,000	3,192
Formosa International Hotels Corp.	263,323	3,171
Firich Enterprises Co. Ltd.	769,895	3,166
Richtek Technology Corp.	676,105	3,047
Wan Hai Lines Ltd.	5,646,325	3,043
Coretronic Corp.	3,475,000	3,039
Gigabyte Technology Co. Ltd.	2,704,000	3,019
* Motech Industries Inc.	1,604,100	2,985
Prince Housing & Development Corp.	4,620,891	2,977
Kerry TJ Logistics Co. Ltd.	2,106,000	2,953
Wistron NeWeb Corp.	1,224,953	2,950
FLEXium Interconnect Inc.	941,683	2,933
Kinpo Electronics	6,482,000	2,889
* Neo Solar Power Corp.	2,688,831	2,865
* Mercuries Life Insurance Co. Ltd.	4,079,940	2,865
Chong Hong Construction Co.	867,732	2,852
Goldsun Development & Construction Co. Ltd.	6,762,830	2,796
* Tatung Co. Ltd.	9,993,738	2,771
Casetek Holdings Ltd.	532,000	2,742
Compal Communications Inc.	1,586,000	2,713
King Slide Works Co. Ltd.	306,000	2,708
Elan Microelectronics Corp.	1,760,000	2,664
Chin-Poon Industrial Co. Ltd.	1,584,000	2,644
Lung Yen Life Service Corp.	867,000	2,624
* Mitac Holdings Corp.	2,851,997	2,621
Compeq Manufacturing Co. Ltd.	5,176,000	2,615
Hey Song Corp.	2,278,000	2,613
Merry Electronics Co. Ltd.	760,073	2,603
* Ta Chong Bank Ltd.	7,364,240	2,583
Yageo Corp.	7,581,700	2,582
Shinkong Synthetic Fibers Corp.	7,471,451	2,582

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Shihlin Electric & Engineering Corp.	1,999,000	2,527
* China Man-Made Fiber Corp.	5,886,000	2,500
AmTRAN Technology Co. Ltd.	3,887,716	2,490
Win Semiconductors Corp.	2,793,000	2,463
President Securities Corp.	4,308,926	2,428
* Taiwan TEA Corp.	2,946,000	2,422
Taiwan Hon Chuan Enterprise Co. Ltd.	1,115,629	2,352
Depo Auto Parts Ind Co. Ltd.	662,000	2,324
Radium Life Tech Co. Ltd.	2,654,858	2,323
Cheng Loong Corp.	4,826,600	2,283
Senao International Co. Ltd.	709,000	2,264
Micro-Star International Co. Ltd.	3,366,000	2,262
China Synthetic Rubber Corp.	2,333,000	2,262
* E Ink Holdings Inc.	4,013,000	2,253
* CMC Magnetics Corp.	13,244,000	2,232
Lien Hwa Industrial Corp.	3,450,767	2,231
YungShin Global Holding Corp.	1,128,000	2,202
Formosan Rubber Group Inc.	2,319,000	2,200
G Tech Optoelectronics Corp.	1,230,334	2,152
China Metal Products	1,428,082	2,115
Kingdom Construction Co.	1,679,000	2,075
Hung Sheng Construction Ltd.	2,418,000	2,066
* Microbio Co. Ltd.	1,718,907	2,029
China Bills Finance Corp.	5,097,000	2,011
* Ritek Corp.	12,337,000	2,003
BES Engineering Corp.	6,532,000	2,000
* Gintech Energy Corp.	1,805,149	1,941
* Taiwan Life Insurance Co. Ltd.	2,182,577	1,935
Long Bon International Co. Ltd.	2,411,000	1,934
Faraday Technology Corp.	1,682,110	1,918
Great Wall Enterprise Co. Ltd.	2,124,939	1,915
* Shining Building Business Co. Ltd.	2,449,062	1,906
Taiwan Surface Mounting Technology Co. Ltd.	1,336,966	1,904
Dynapack International Technology Corp.	667,000	1,901
* Taiwan Styrene Monomer	2,490,945	1,899
Test-Rite International Co. Ltd.	2,407,314	1,874
Gourmet Master Co. Ltd.	280,000	1,864
CyberTAN Technology Inc.	1,615,000	1,840
Taiwan Sogo Shin Kong SEC	1,479,000	1,838
UPC Technology Corp.	3,769,767	1,822
ITEQ Corp.	1,635,140	1,819
* Yieh Phui Enterprise Co. Ltd.	5,732,114	1,813
* King's Town Construction Co. Ltd.	1,845,854	1,786
* Qisda Corp.	7,651,880	1,775
D-Link Corp.	2,933,000	1,775
Shinkong Textile Co. Ltd.	1,314,000	1,766
Taiwan Paiho Ltd.	1,270,300	1,761
WT Microelectronics Co. Ltd.	1,468,824	1,755
GeoVision Inc.	264,990	1,740
Namchow Chemical Industrial Co. Ltd.	1,031,000	1,738
Ho Tung Chemical Corp.	3,555,715	1,736
Everlight Chemical Industrial Corp.	1,876,538	1,736
San Shing Fastech Corp.	765,320	1,730
Evergreen International Storage & Transport Corp.	2,536,000	1,723
TXC Corp.	1,393,979	1,721
Sigurd Microelectronics Corp.	1,773,000	1,718
Sinyi Realty Co.	927,400	1,698
Great China Metal Industry	1,419,000	1,685
AcBel Polytech Inc.	1,662,000	1,682
Mercuries & Associates Ltd.	2,231,641	1,677
Chung Hsin Electric & Machinery Manufacturing Corp.	2,101,000	1,637
* Via Technologies Inc.	1,996,500	1,633
TA Chen Stainless Pipe	3,393,500	1,625
* Nan Ya Printed Circuit Board Corp.	1,196,059	1,616

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Huang Hsiang Construction Co.	802,000	1,611
Pan-International Industrial	2,004,658	1,604
* Li Peng Enterprise Co. Ltd.	3,206,494	1,591
Solar Applied Materials Technology Co.	1,859,740	1,583
Federal Corp.	1,995,089	1,573
Genius Electronic Optical Co. Ltd.	384,363	1,562
Lealea Enterprise Co. Ltd.	4,244,684	1,560
* Shihlin Paper Corp.	981,000	1,560
Systex Corp.	820,000	1,556
Rechi Precision Co. Ltd.	1,548,210	1,546
Ambassador Hotel	1,551,000	1,544
Career Technology MFG. Co. Ltd.	1,607,000	1,531
Kinik Co.	610,000	1,524
Elite Semiconductor Memory Technology Inc.	1,154,000	1,517
Ardentec Corp.	2,261,797	1,514
Aten International Co. Ltd.	575,000	1,502
ALI Corp.	1,379,000	1,495
Kuoyang Construction Co. Ltd.	2,220,696	1,485
PChome Online Inc.	255,495	1,485
* E-Ton Solar Tech Co. Ltd.	2,403,096	1,478
Nien Hsing Textile Co. Ltd.	1,343,468	1,458
Shin Zu Shing Co. Ltd.	657,000	1,447
Gloria Material Technology Corp.	2,087,824	1,429
KEE TAI Properties Co. Ltd.	1,986,740	1,427
* Chung Hung Steel Corp.	4,937,240	1,414
Zinwell Corp.	1,311,000	1,412
Wah Lee Industrial Corp.	873,000	1,400
Taiwan PCB Techvest Co. Ltd.	1,217,153	1,395
Taiflex Scientific Co. Ltd.	669,852	1,390
Sincere Navigation Corp.	1,463,000	1,360
Gemtek Technology Corp.	1,396,564	1,356
CSBC Corp. Taiwan	2,121,100	1,353
Accton Technology Corp.	2,460,800	1,344
CHC Healthcare Group	469,333	1,335
Asia Polymer Corp.	1,511,300	1,324
Elitegroup Computer Systems Co. Ltd.	3,077,000	1,322
Continental Holdings Corp.	3,540,000	1,290
Test Research Inc.	947,503	1,289
Holy Stone Enterprise Co. Ltd.	1,445,000	1,276
* Taiwan Land Development Corp.	3,274,155	1,257
HUA ENG Wire & Cable	3,147,000	1,248
Ability Enterprise Co. Ltd.	1,651,000	1,245
* IEI Integration Corp.	895,700	1,235
Greatek Electronics Inc.	1,415,000	1,226
* Newmax Technology Co. Ltd.	369,294	1,223
Taiwan Acceptance Corp.	483,000	1,212
Topco Scientific Co. Ltd.	684,410	1,200
Pixart Imaging Inc.	630,711	1,197
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	500,000	1,180
Long Chen Paper Co. Ltd.	2,955,336	1,167
* Formosa Epitaxy Inc.	1,913,000	1,164
* Unitech Printed Circuit Board Corp.	2,700,248	1,160
* Green Energy Technology Inc.	1,305,405	1,155
Altek Corp.	1,517,648	1,154
Visual Photonics Epitaxy Co. Ltd.	1,141,750	1,153
Great Taipei Gas Co. Ltd.	1,522,000	1,151
Alpha Networks Inc.	1,765,000	1,147
YC INOX Co. Ltd.	1,632,000	1,144
China Chemical & Pharmaceutical Co. Ltd.	1,329,000	1,136
Elite Material Co. Ltd.	1,354,965	1,122
Parade Technologies Ltd.	149,805	1,120
* Chunghwa Picture Tubes Ltd.	20,347,351	1,116
* Asia Optical Co. Inc.	1,122,000	1,114
* HannsTouch Solution Inc.	3,438,000	1,114

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Taiwan Sanyo Electric Co. Ltd.	845,750	1,112
Hung Poo Real Estate Development Corp.	1,058,946	1,100
Quanta Storage Inc.	1,051,000	1,094
Holtek Semiconductor Inc.	711,000	1,094
Cyberlink Corp.	372,578	1,086
China General Plastics Corp.	1,749,000	1,082
Syncmold Enterprise Corp.	626,000	1,075
Tong-Tai Machine & Tool Co. Ltd.	1,102,306	1,058
Taiwan Cogeneration Corp.	1,695,550	1,050
United Integrated Services Co. Ltd.	947,000	1,046
* Gigastorage Corp.	1,286,096	1,037
National Petroleum Co. Ltd.	1,082,000	1,037
* Unizyx Holding Corp.	1,982,000	1,031
Unity Opto Technology Co. Ltd.	1,292,409	1,012
Johnson Health Tech Co. Ltd.	348,272	995
Soft-World International Corp.	438,620	989
* Chia Hsin Cement Corp.	1,901,112	970
Global Unichip Corp.	385,000	958
Weltrend Semiconductor	985,500	943
* Etron Technology Inc.	1,931,000	937
* Solartech Energy Corp.	1,096,450	934
Getac Technology Corp.	1,684,000	927
Sonix Technology Co. Ltd.	673,000	916
First Hotel	1,409,181	907
L&K Engineering Co. Ltd.	862,000	901
OptoTech Corp.	2,143,000	886
* Sunplus Technology Co. Ltd.	2,415,000	883
* Champion Building Materials Co. Ltd.	1,918,000	861
Jentech Precision Industrial Co. Ltd.	407,354	858
Global Mixed Mode Technology Inc.	322,000	857
Taiwan Semiconductor Co. Ltd.	1,035,000	851
Taiwan Fire & Marine Insurance Co.	1,065,000	850
Lotes Co. Ltd.	346,000	849
Lite-On Semiconductor Corp.	1,400,000	844
* Walsin Technology Corp.	3,140,954	842
Lingsen Precision Industries Ltd.	1,592,000	826
China Electric Manufacturing Corp.	1,711,000	815
Chun Yuan Steel	2,087,653	800
Darfon Electronics Corp.	1,052,000	798
AV Tech Corp.	264,000	796
* Pan Jit International Inc.	1,842,000	795
Silitech Technology Corp.	615,100	795
* Silicon Integrated Systems Corp.	2,517,000	783
Sampo Corp.	2,215,000	777
* Chung Hwa Pulp Corp.	2,411,820	777
* Wafer Works Corp.	1,427,925	771
Microlife Corp.	272,400	769
* Concord Securities Corp.	2,900,219	760
Infortrend Technology Inc.	1,224,000	735
* Pihsiang Machinery Manufacturing Co. Ltd.	680,000	734
Shih Wei Navigation Co. Ltd.	996,457	715
Sitronix Technology Corp.	427,000	712
Asia Vital Components Co. Ltd.	1,221,148	708
Taiwan Navigation Co. Ltd.	747,000	693
Hsin Kuang Steel Co. Ltd.	1,073,000	684
Jess-Link Products Co. Ltd.	727,458	676
Phihong Technology Co. Ltd.	1,095,000	676
* Globe Union Industrial Corp.	882,000	670
FSP Technology Inc.	716,478	662
WUS Printed Circuit Co. Ltd.	1,456,000	655
* AGV Products Corp.	2,001,265	654
Basso Industry Corp.	563,000	653
* Microelectronics Technology Inc.	1,003,000	649
* Entire Technology Co. Ltd.	603,617	648

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Taiyen Biotech Co. Ltd.	755,000	646
Young Optics Inc.	306,000	640
Tsann Kuen Enterprise Co. Ltd.	449,000	632
Bank of Kaohsiung	1,942,393	628
LES Enphants Co. Ltd.	812,461	627
Forhouse Corp.	1,634,000	625
ENG Electric Co. Ltd.	744,135	621
* Genesis Photonics Inc.	1,030,161	606
Young Fast Optoelectronics Co. Ltd.	547,143	601
Chinese Maritime Transport Ltd.	447,000	575
* Dynamic Electronics Co. Ltd.	1,464,000	574
* TYC Brother Industrial Co. Ltd.	933,000	533
Ta Ya Electric Wire & Cable	2,185,950	519
First Steamship Co. Ltd.	740,000	511
* Global Brands Manufacture Ltd.	1,408,462	503
Advanced International Multitech Co. Ltd.	461,000	501
ITE Technology Inc.	586,625	497
International Games System Co. Ltd.	249,000	489
* Eastern Media International Corp.	2,917,000	482
* J Touch Corp.	613,000	465
* Gold Circuit Electronics Ltd.	1,777,000	464
Chinese Gamer International Corp.	246,000	426
Sheng Yu Steel Co. Ltd.	458,000	350
* Mosel Vitelic Inc.	1,513,000	347
Avermedia Technologies	699,000	341
* Tyntek Corp.	1,315,000	322
Sunrex Technology Corp.	756,000	317
Taiwan Mask Corp.	963,000	313
KYE Systems Corp.	654,000	282
ACES Electronic Co. Ltd.	373,000	277
EnTie Commercial Bank	444,000	229
* Tatung Co. Ltd. GDR	38,879	215
O-TA Precision Industry Co. Ltd.	269,000	189
* Bright Led Electronics Corp.	352,000	154
* Harvatek Corp.	166,000	68
* Giantplus Technology Co. Ltd.	134,000	40
		2,958,482
Thailand (0.6%)
Advanced Info Service PCL (Foreign)	6,120,100	49,109
PTT Exploration & Production PCL (Foreign)	6,140,969	33,031
CP ALL PCL (Foreign)	21,481,570	25,909
PTT PCL (Foreign)	2,366,115	24,088
Siam Commercial Bank PCL (Foreign)	4,402,600	22,958
Siam Cement PCL (Foreign)	1,552,700	21,920
* PTT PCL	2,050,900	20,879
* Kasikornbank PCL	3,382,600	20,721
Shin Corp. PCL	7,509,900	20,310
* Siam Commercial Bank PCL (Local)	3,822,600	20,268
Bank of Ayudhya PCL (Foreign)	14,850,279	18,246
Kasikornbank PCL (Foreign)	2,684,300	16,782
Bangkok Bank PCL (Foreign)	2,488,600	16,518
Airports of Thailand PCL (Foreign)	2,205,300	14,328
Total Access Communication PCL	3,677,900	13,284
* PTT Global Chemical PCL	4,341,200	10,947
* Central Pattana PCL	7,019,586	10,797
PTT Global Chemical PCL	4,225,236	10,689
TMB Bank PCL	112,734,300	9,947
Krung Thai Bank PCL (Foreign)	14,913,137	9,659
Thai Oil PCL (Foreign)	4,176,800	8,391
Big C Supercenter PCL	1,277,300	7,987
* True Corp. PCL	27,341,200	7,763
Bangkok Dusit Medical Services PCL	1,591,900	6,535
* Minor International PCL	7,330,800	6,529
Charoen Pokphand Foods PCL (Foreign)	8,304,300	6,321

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
* Charoen Pokphand Foods PCL	7,819,100	6,102
* PTT Exploration and Production PCL (Local)	1,066,200	5,769
Home Product Center PCL	14,797,884	5,618
Glow Energy PCL (Foreign)	2,486,345	5,596
* Land and Houses PCL	15,429,100	5,445
* BEC World PCL	2,737,000	5,118
* Bumrungrad Hospital PCL	1,821,000	5,070
* Electricity Generating PCL	1,201,500	4,938
Thai Union Frozen Products PCL (Foreign)	2,600,700	4,717
* Siam City Cement PCL (Local)	357,417	4,563
* BTS Rail Mass Transit Growth Infrastructure Fund	14,586,724	4,517
BEC World PCL (Foreign)	2,370,905	4,396
* Robinson Department Store PCL	2,429,600	4,113
* Delta Electronics Thailand PCL	2,605,400	3,995
Jasmine International PCL	15,089,900	3,940
BTS Group Holdings PCL	16,254,048	3,937
* BTS Group Holdings PCL	13,793,100	3,897
* Central Plaza Hotel PCL	2,817,000	3,548
* Thanachart Capital PCL	3,191,500	3,545
* Berli Jucker PCL	2,162,900	3,451
Indorama Ventures PCL	4,205,648	3,374
IRPC PCL (Foreign)	28,064,000	3,290
CPN Retail Growth Leasehold Property Fund	6,202,700	3,224
Ratchaburi Electricity Generating Holding PCL	1,926,900	3,124
* Banpu PCL (Local)	3,245,500	3,018
* Tisco Financial Group PCL	2,120,920	3,003
* Bangkokland PCL	53,447,800	2,946
* Sino Thai Engineering & Construction PCL	3,913,342	2,914
* Siam Global House PCL	4,724,750	2,897
* Thaicom PCL	2,225,900	2,842
* Hemaraj Land and Development PCL	25,041,800	2,788
* Banpu PCL	2,537,400	2,755
* IRPC PCL	23,764,800	2,734
* Indorama Ventures PCL	3,207,900	2,574
Kiatnakin Bank PCL	1,775,743	2,387
Bangkok Life Assurance PCL	1,137,800	2,305
Thai Tap Water Supply PCL	6,920,300	2,247
Bangkok Expressway PCL (Foreign)	1,876,200	2,184
* Krung Thai Bank PCL	3,121,000	2,041
* LPN Development PCL	2,900,100	2,032
Pruksa Real Estate PCL	2,710,500	1,967
* Bangchak Petroleum PCL	1,747,900	1,868
VGI Global Media PCL	4,276,000	1,715
* Supalai PCL	2,998,100	1,697
* CP ALL PCL (Local)	1,322,300	1,668
Hana Microelectronics PCL (Foreign)	2,059,900	1,588
* Sri Trang Agro-Industry PCL	3,435,900	1,490
* WHA Corp. PCL	1,196,250	1,481
* Amata Corp. PCL	2,640,300	1,448
* Italian-Thai Development PCL	7,424,785	1,393
* Esso Thailand PCL	6,169,700	1,387
Thoresen Thai Agencies PCL	2,188,800	1,336
Thai Airways International PCL (Foreign)	3,415,800	1,330
* Dynasty Ceramic PCL	739,400	1,270
* Khon Kaen Sugar Industry PCL	3,132,100	1,268
* Major Cineplex Group PCL	2,057,000	1,261
* Precious Shipping PCL	1,984,900	1,225
Quality Houses PCL	12,774,016	1,219
Bangkok Chain Hospital PCL	5,881,825	1,194
Thai Stanley Electric PCL	160,500	1,187
* Thai Vegetable Oil PCL	2,020,700	1,181
* Samart Corp. PCL	1,792,800	1,163
* TPI Polene PCL	2,684,400	1,112
Thai Reinsurance PCL	8,500,100	1,077

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
* Univentures PCL	4,060,200	1,010
* Sahaviriya Steel Industries PCL	81,892,600	975
* CalComp Electronics Thailand PCL	9,670,800	962
* Jasmine International PCL	3,383,000	918
Siam Global House PCL	1,746,920	891
* Hana Microelectronics PCL	1,181,600	866
* Home Product Center PCL	2,239,601	834
* Bangkok Life Assurance PCL	402,900	816
* Sansiri PCL (Local)	10,790,000	773
* Asian Property Development PCL (Foreign)	3,939,040	655
* G J Steel PCL (Local)	265,466,800	597
* Quality Houses PCL	6,002,500	583
* Pruksa Real Estate PCL	798,600	570
Sansiri PCL (Foreign)	7,035,464	504
* Maybank Kim Eng Securities Thailand PCL	444,700	323
Samart Corp. PCL	810,500	311
* Saha-Union PCL	235,700	288
* Advanced Info Service PCL (Local)	30,500	250
* Tata Steel Thailand PCL	9,065,000	247
* Airports of Thailand PCL	29,100	198
* Thoresen Thai Agencies PCL	331,100	188
* Kiatnakin Bank PCL	138,300	186
* Regional Container Lines PCL	847,200	180
* Italian-Thai Development PCL	955,100	179
* Bangkokland PCL Warrants Exp. 05/16/2018	11,922,053	146
* Bangkok Bank PCL (Local)	6,200	41
* Thai Oil PCL	9,600	19
* Thai Stanley Electric PCL	300	2
* G Steel PCL	70	—
		627,907
Turkey (0.4%)
Turkiye Garanti Bankasi AS	10,815,328	43,368
Akbank TAS	8,777,059	34,306
Turkiye Halk Bankasi AS	3,208,411	25,780
* Turkcell Iletisim Hizmetleri AS	4,044,425	25,098
BIM Birlesik Magazalar AS	1,140,831	23,868
Turkiye Is Bankasi	7,675,087	20,967
Haci Omer Sabanci Holding AS (Bearer)	4,183,364	19,791
KOC Holding AS	3,096,012	15,164
Tupras Turkiye Petrol Rafinerileri AS	613,396	13,865
Turk Hava Yollari	3,364,452	13,119
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,011,679	12,883
Turkiye Vakiflar Bankasi Tao	5,296,355	12,673
Enka Insaat ve Sanayi AS	3,716,942	10,868
Yapi ve Kredi Bankasi AS	4,319,186	9,969
Eregli Demir ve Celik Fabrikalari TAS	7,081,330	9,791
Coca-Cola Icecek AS	330,696	9,457
Turk Telekomunikasyon AS	2,697,546	9,296
Arcelik AS	1,278,580	8,142
Ulker Biskuvi Sanayi AS	792,469	6,045
TAV Havalimanlari Holding AS	802,894	5,810
Ford Otomotiv Sanayi AS	345,265	4,847
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,068,697	4,395
* Asya Katilim Bankasi AS	4,187,354	4,242
Tofas Turk Otomobil Fabrikasi AS	603,827	3,992
Koza Altin Isletmeleri AS	214,271	3,790
* Gubre Fabrikalari TAS	416,679	3,483
* Pegasus Hava Tasimaciligi AS	180,000	3,402
Turkiye Sise ve Cam Fabrikalari AS	2,296,583	3,370
* Petkim Petrokimya Holding AS	2,073,325	3,264
Turkiye Sinai Kalkinma Bankasi AS	3,145,119	3,063
Yazicilar Holding AS Class A	230,486	2,553
Aselsan Elektronik Sanayi Ve Ticaret AS	495,811	2,338
Turk Traktor ve Ziraat Makineleri AS	67,410	2,218

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
* Koza Anadolu Metal Madencilik Isletmeleri AS	1,000,522	2,171
* Ipek Dogal Enerji Kaynaklari Ve Uretim AS	806,633	2,043
Aygaz AS	417,508	1,901
Dogus Otomotiv Servis ve Ticaret AS	373,143	1,787
* Yapi Kredi Sigorta AS	182,963	1,723
Aksigorta AS	1,162,940	1,618
* Dogan Sirketler Grubu Holding AS	3,551,534	1,598
* Sekerbank TAS	1,688,423	1,598
* Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	2,527,675	1,588
Aksa Akrilik Kimya Sanayii	378,122	1,560
Cimsa Cimento Sanayi VE Tica	238,004	1,539
* Migros Ticaret AS	164,581	1,462
Trakya Cam Sanayii AS	1,073,228	1,329
* Albaraka Turk Katilim Bankasi AS	1,464,185	1,303
Torunlar Gayrimenkul Yatirim Ortakligi AS	642,034	1,228
* Ihlas Holding AS	3,143,110	1,163
Tekfen Holding AS	462,216	1,112
Is Gayrimenkul Yatirim Ortakligi AS	1,456,463	1,048
Bizim Toptan Satis Magazalari AS	82,758	993
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	754,417	955
Akfen Holding AS	422,172	916
Alarko Holding AS	305,020	902
* Dogan Yayin Holding AS	2,401,706	827
Konya Cimento Sanayii AS	5,062	735
Anadolu Cam Sanayii AS	545,426	662
* Akenerji Elektrik Uretim AS	979,512	656
* Vestel Elektronik Sanayi ve Ticaret AS	497,282	509
* Zorlu Enerji Elektrik Uretim AS	734,556	485
Turcas Petrol AS	307,232	482
Akmerkez Gayrimenkul Yatirim Ortakligi AS	34,199	272
* Hurriyet Gazetecilik AS	605,721	230
		411,612
United Arab Emirates (0.1%)
Emaar Properties PJSC	15,508,763	25,640
First Gulf Bank PJSC	3,883,160	17,150
DP World Ltd.	863,697	14,586
Aldar Properties PJSC	16,206,611	11,919
* Arabtec Holding Co.	8,575,413	6,379
* Dubai Financial Market	8,319,342	5,256
Air Arabia PJSC	11,562,312	4,562
Dubai Islamic Bank PJSC	2,996,736	3,417
* Dana Gas PJSC	17,119,642	3,027
Dubai Investments PJSC	3,526,638	2,136
* Drake & Scull International	5,533,674	1,880
RAK Properties PJSC	5,488,704	1,069
Aramex PJSC	733,646	541
* Islamic Arab Insurance Co.	1,588,866	351
		97,913
United Kingdom (15.4%)
HSBC Holdings plc	96,726,920	1,060,265
Vodafone Group plc	252,952,003	926,510
BP plc	97,869,090	759,725
GlaxoSmithKline plc	25,582,648	674,424
Royal Dutch Shell plc Class A	16,584,635	552,353
British American Tobacco plc	9,965,343	549,815
Royal Dutch Shell plc Class B	13,063,392	452,258
Diageo plc	13,083,925	417,086
BG Group plc	17,670,917	360,484
Barclays plc	83,469,582	351,198
AstraZeneca plc	6,477,087	342,901
BHP Billiton plc	10,966,387	338,409
Rio Tinto plc	6,478,013	327,791
* Lloyds Banking Group plc	251,098,949	310,561
Glencore Xstrata plc	49,941,223	271,793

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Prudential plc	13,248,925	270,953
Reckitt Benckiser Group plc	3,349,616	260,465
SABMiller plc	4,908,547	255,938
Unilever plc	6,264,189	254,022
BT Group plc	40,882,991	247,370
Standard Chartered plc	10,265,188	246,469
National Grid plc	19,366,559	243,377
Tesco plc	41,716,968	243,343
Imperial Tobacco Group plc	5,058,668	188,862
Rolls-Royce Holdings plc	9,718,606	179,047
Anglo American plc London Shares	6,784,862	161,322
Centrica plc	26,757,322	151,334
WPP plc	6,857,387	145,658
Compass Group plc	9,447,017	135,861
Shire plc	2,872,415	127,365
BAE Systems plc	16,859,872	122,985
ARM Holdings plc	7,252,029	113,637
SSE plc	4,980,895	112,993
Aviva plc	15,291,665	109,778
Experian plc	5,246,908	106,821
Legal & General Group plc	30,449,735	105,534
Royal Dutch Shell plc Class A (Amsterdam Shares)	3,141,112	104,634
CRH plc	3,772,924	91,809
Pearson plc	4,227,171	88,412
Reed Elsevier plc	6,171,734	86,456
Old Mutual plc	25,401,044	82,784
Wolseley plc	1,418,937	76,383
British Sky Broadcasting Group plc	5,057,509	75,990
Kingfisher plc	12,299,369	74,405
Tullow Oil plc	4,695,773	70,978
Standard Life plc	12,236,539	69,035
Next plc	785,088	68,560
Marks & Spencer Group plc	8,339,253	67,250
Associated British Foods plc	1,810,973	65,838
* Royal Bank of Scotland Group	10,885,446	64,110
Land Securities Group plc	4,042,844	64,088
Smith & Nephew plc	4,657,493	59,568
ITV plc	18,966,471	57,992
Burberry Group plc	2,303,153	56,597
Capita plc	3,421,902	54,094
British Land Co. plc	5,193,667	51,799
Whitbread plc	934,602	51,395
Johnson Matthey plc	1,064,503	51,228
WM Morrison Supermarkets plc	11,247,418	50,749
GKN plc	8,465,175	49,866
Smiths Group plc	2,032,016	46,768
J Sainsbury plc	7,265,596	45,959
Intertek Group plc	835,162	44,556
Resolution Ltd.	7,057,740	40,411
IMI plc	1,645,440	40,032
United Utilities Group plc	3,533,540	39,965
InterContinental Hotels Group plc	1,368,021	39,860
Weir Group plc	1,102,423	39,818
RSA Insurance Group plc	19,009,838	39,152
Bunzl plc	1,727,976	38,118
Babcock International Group plc	1,861,685	38,070
Travis Perkins plc	1,263,434	37,572
Meggitt plc	4,066,314	37,330
Severn Trent plc	1,233,754	36,827
Randgold Resources Ltd.	477,831	35,437
Aberdeen Asset Management plc	4,911,579	34,857
Rexam plc	4,087,786	34,040
Mondi plc	1,904,914	34,014
Aggreko plc	1,315,232	33,915

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	G4S plc	8,072,880	33,909
	Carnival plc	948,239	33,703
	Melrose Industries plc	6,564,724	33,656
	Persimmon plc	1,567,327	31,733
	Petrofac Ltd.	1,347,688	31,608
	Hammerson plc	3,667,464	31,077
*	Sage Group plc	5,756,076	31,053
	Tate & Lyle plc	2,414,354	30,641
	3i Group plc	5,006,507	29,923
	Taylor Wimpey plc	16,794,505	29,632
	AMEC plc	1,539,051	29,027
	William Hill plc	4,467,958	28,687
	Informa plc	3,111,700	27,876
	Ashtead Group plc	2,611,415	27,441
*	International Consolidated Airlines Group SA (London Shares)	4,902,607	27,286
	Croda International plc	697,761	27,267
	Invensys plc	3,395,814	27,250
	Barratt Developments plc	5,077,506	27,229
	Cobham plc	5,586,405	25,800
	Inmarsat plc	2,209,397	25,500
	Antofagasta plc	1,843,290	25,192
	Inchcape plc	2,411,321	24,620
	John Wood Group plc	1,883,968	24,530
	Schroders plc (Voting Shares)	587,442	24,245
	London Stock Exchange Group plc	918,610	24,145
	Berkeley Group Holdings plc	632,140	23,696
	easyJet plc	1,124,545	23,556
	DS Smith plc	4,808,835	23,308
	Serco Group plc	2,574,393	23,005
	Spectris plc	616,174	22,816
	St. James's Place plc	2,069,676	22,403
	Hargreaves Lansdown plc	1,132,258	21,570
	Rightmove plc	504,481	21,438
	Drax Group plc	2,078,877	21,224
	Admiral Group plc	1,011,136	20,702
	Pennon Group plc	1,880,864	20,539
	Rotork plc	447,095	20,484
	Segro plc	3,851,418	20,172
	Direct Line Insurance Group plc	5,457,956	19,707
	Intu Properties plc	3,529,731	19,468
	Hiscox Ltd.	1,828,825	19,416
	Derwent London plc	474,839	19,060
	Capital & Counties Properties plc	3,394,034	18,877
	IG Group Holdings plc	1,886,686	18,542
	Henderson Group plc	5,376,517	18,455
	Investec plc	2,621,429	18,341
	Spirax-Sarco Engineering plc	389,967	18,236
	Provident Financial plc	718,639	18,177
	Booker Group plc	7,530,070	18,137
	Daily Mail & General Trust plc	1,377,290	17,964
	Amlin plc	2,604,560	17,796
	ICAP plc	2,800,273	17,292
	Halma plc	1,956,872	17,188
*	Thomas Cook Group plc	7,453,871	17,156
	Howden Joinery Group plc	3,185,282	16,473
	Great Portland Estates plc	1,790,875	16,434
	Balfour Beatty plc	3,555,189	16,259
	TUI Travel plc	2,609,784	16,089
	Intermediate Capital Group plc	2,093,384	16,064
	Rentokil Initial plc	9,352,377	15,647
	Close Brothers Group plc	763,354	15,459
^,*	Ocado Group plc	2,207,660	15,365
	Premier Oil plc	2,734,601	15,216
	Essentra plc	1,208,628	15,196

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Bellway plc	626,436	15,089
	Greene King plc	1,125,710	14,896
*	Dixons Retail plc	18,816,712	14,743
	Ladbrokes plc	4,737,126	14,500
	Hays plc	7,245,879	14,462
	Catlin Group Ltd.	1,753,360	14,404
*	Cairn Energy plc	3,133,733	14,199
*	Afren plc	5,589,820	14,130
*	Ophir Energy plc	2,612,605	13,896
	Berendsen plc	891,951	13,890
	Fresnillo plc	884,244	13,823
	UBM plc	1,261,481	13,809
*	Aveva Group plc	329,249	13,642
	Home Retail Group plc	4,233,335	13,507
	BBA Aviation plc	2,455,882	13,312
	Hikma Pharmaceuticals plc	691,358	13,300
	Ashmore Group plc	2,016,116	13,065
	Telecity Group plc	1,050,290	12,840
*	BTG plc	1,863,750	12,541
	Stagecoach Group plc	2,203,781	12,434
	Shaftesbury plc	1,303,853	12,415
	Lancashire Holdings Ltd.	945,214	12,299
	Britvic plc	1,217,791	12,193
*	Sports Direct International plc	1,082,546	12,166
	Man Group plc	8,532,421	12,144
	Phoenix Group Holdings	960,566	11,979
	International Personal Finance plc	1,285,341	11,879
	Michael Page International plc	1,510,782	11,727
	Firstgroup plc	6,283,357	11,620
^,*	Lonmin plc	2,240,733	11,574
	Jupiter Fund Management plc	1,768,156	11,306
	Ultra Electronics Holdings plc	363,438	11,270
	Vesuvius plc	1,421,596	11,052
	TalkTalk Telecom Group plc	2,575,271	11,024
	Carillion plc	2,248,162	10,953
	Victrex plc	414,100	10,944
*	Genel Energy plc	708,786	10,804
	QinetiQ Group plc	3,388,735	10,755
	Electrocomponents plc	2,244,578	10,731
	Regus plc	3,256,243	10,686
	Polyus Gold International Ltd.	3,431,880	10,618
	Debenhams plc	6,502,316	10,607
	Bodycote plc	985,942	10,393
	WS Atkins plc	520,107	10,289
	Jardine Lloyd Thompson Group plc	637,377	10,215
	Senior plc	2,134,081	10,184
	Hunting plc	708,320	10,120
	Polymetal International plc	1,040,104	10,006
	Elementis plc	2,385,389	9,902
	PZ Cussons plc	1,558,461	9,835
	Cable & Wireless Communications plc	13,092,928	9,823
	Beazley plc	2,671,996	9,795
	SIG plc	2,923,180	9,646
	Mitie Group plc	1,912,069	9,638
	Restaurant Group plc	1,035,469	9,556
	Playtech plc	785,488	9,256
*	Micro Focus International plc	705,865	9,252
	National Express Group plc	2,184,049	9,142
	AZ Electronic Materials SA	1,975,486	9,075
	WH Smith plc	622,371	8,982
	Vedanta Resources plc	526,146	8,965
	Schroders plc	257,076	8,771
	Bovis Homes Group plc	681,639	8,575
	Paragon Group of Cos. plc	1,550,930	8,414

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
* EnQuest plc	3,736,744	7,989
Pace plc	1,630,666	7,964
Kier Group plc	273,509	7,920
* Mitchells & Butlers plc	1,216,756	7,816
Betfair Group plc	479,561	7,735
Galliford Try plc	419,563	7,724
CSR plc	868,342	7,649
^ APR Energy plc	410,483	7,613
* SVG Capital plc	1,165,467	7,453
Millennium & Copthorne Hotels plc	796,322	7,279
Soco International plc	1,139,090	7,268
Morgan Advanced Materials plc	1,469,151	7,167
Marston's plc	2,922,216	7,115
De La Rue plc	518,630	7,108
RPC Group plc	856,271	7,005
Bwin.Party Digital Entertainment plc	3,548,641	6,972
Halfords Group plc	1,026,463	6,952
Premier Farnell plc	1,916,776	6,926
Telecom Plus plc	276,598	6,835
Carphone Warehouse Group plc	1,625,528	6,793
Dunelm Group plc	475,873	6,758
N Brown Group plc	800,086	6,724
Savills plc	645,347	6,723
Genus plc	312,658	6,607
Grainger plc	2,113,098	6,599
Interserve plc	665,394	6,559
Domino's Pizza Group plc	697,545	6,542
Domino Printing Sciences plc	581,057	6,435
Diploma plc	578,364	6,424
Fenner plc	992,178	6,357
* Enterprise Inns plc	2,606,184	6,332
Keller Group plc	374,245	6,304
Alent plc	1,134,230	6,304
ITE Group plc	1,216,570	6,289
Rathbone Brothers plc	239,841	6,272
UDG Healthcare plc	1,250,591	6,244
Londonmetric Property plc	3,009,681	6,217
Brewin Dolphin Holdings plc	1,349,051	6,151
Fidessa Group plc	189,528	6,145
Dairy Crest Group plc	713,523	6,145
* Dignity plc	274,517	6,136
Greencore Group plc	2,091,643	6,031
Spirent Communications plc	3,373,023	5,977
^ Kazakhmys plc	1,405,753	5,914
Go-Ahead Group plc	219,351	5,913
Unite Group plc	907,278	5,767
JD Wetherspoon plc	500,853	5,664
Oxford Instruments plc	270,818	5,648
Tullett Prebon plc	1,092,908	5,567
Laird plc	1,387,812	5,552
Hansteen Holdings plc	3,313,773	5,495
Homeserve plc	1,443,524	5,424
Synthomer plc	1,377,767	5,372
RPS Group plc	1,145,437	5,339
* Crest Nicholson Holdings plc	853,734	5,290
* Countrywide plc	575,613	5,150
Dechra Pharmaceuticals plc	456,496	5,057
Big Yellow Group plc	674,956	5,055
ST Modwen Properties plc	894,786	5,054
* Evraz plc	2,608,818	4,931
Renishaw plc	188,760	4,907
F&C Commercial Property Trust Ltd.	2,539,558	4,782
Synergy Health plc	287,593	4,775
Redrow plc	1,121,367	4,763

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Imagination Technologies Group plc	1,038,484	4,625
	Cineworld Group plc	776,122	4,615
*	Perform Group plc	514,546	4,605
	Moneysupermarket.com Group plc	1,850,332	4,544
	Workspace Group plc	578,958	4,538
	esure Group plc	1,243,465	4,529
*	Centamin plc	5,444,397	4,383
	Devro plc	862,274	4,380
	Cranswick plc	247,896	4,262
*	Kenmare Resources plc	13,036,457	4,233
	Kcom Group plc	2,617,380	4,211
	Spirit Pub Co. plc	3,384,633	3,974
	Greggs plc	520,331	3,834
	Computacenter plc	401,136	3,803
	Euromoney Institutional Investor plc	212,810	3,670
^	Stobart Group Ltd.	1,601,738	3,644
	F&C Asset Management plc	2,223,209	3,616
*	Petra Diamonds Ltd.	2,014,707	3,599
	Chemring Group plc	1,026,401	3,582
	Darty plc	2,710,028	3,568
	Shanks Group plc	2,102,440	3,560
	Sthree plc	599,107	3,444
*	Colt Group SA	1,718,992	3,397
	Smiths News plc	957,207	3,227
*	Essar Energy plc	1,634,413	3,113
*	SuperGroup plc	161,971	3,044
	Chesnara plc	601,171	2,817
	Speedy Hire plc	2,653,316	2,769
	Cape plc	611,456	2,705
*	Heritage Oil plc	908,563	2,700
	Morgan Sindall Group plc	198,197	2,527
	UK Commercial Property Trust Ltd.	2,050,334	2,479
	Helical Bar plc	513,575	2,470
	Xchanging plc	1,215,283	2,467
*	Premier Foods plc	1,017,999	2,459
*	Mothercare plc	381,070	2,335
*	Lamprell plc	877,746	2,308
	Development Securities plc	609,038	2,283
*	Salamander Energy plc	1,301,916	2,242
^	Hochschild Mining plc	807,413	2,141
	Ferrexpo plc	726,070	2,108
	African Barrick Gold plc	646,016	1,996
	888 Holdings plc	737,954	1,881
	Mucklow A & J Group plc	243,203	1,855
	Anglo Pacific Group plc	500,025	1,780
	Daejan Holdings plc	25,965	1,726
	SDL plc	406,891	1,645
*	Bumi plc	512,053	1,597
	Picton Property Income Ltd.	1,714,170	1,470
^,*	Aquarius Platinum Ltd.	2,122,769	1,466
*	Gem Diamonds Ltd.	570,332	1,456
	Schroder REIT Ltd.	1,762,857	1,368
	WPP plc ADR	12,807	1,364
^	Petropavlovsk plc	886,577	1,138
^,*	New World Resources plc	573,090	823
^,*	Talvivaara Mining Co. plc	5,591,303	556
*	Eurasian Natural Resources Corp. plc	91,587	330

			16,602,684
Total Common Stocks (Cost $93,121,456)			107,279,472

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2013

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (2.7%)[1]
Money Market Fund (2.6%)
4,5	Vanguard Market Liquidity Fund	0.120%		2,817,064,085	2,817,064

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
6,7	Fannie Mae Discount Notes	0.100%	11/13/13	6,000	6,000
6,8	Federal Home Loan Bank Discount Notes	0.120%	12/20/13	3,800	3,799
6,8	Federal Home Loan Bank Discount Notes	0.140%	12/26/13	10,000	9,998
6,8	Federal Home Loan Bank Discount Notes	0.070%	3/12/14	11,000	10,994
6,7	Freddie Mac Discount Notes	0.105%	12/9/13	5,000	4,999
7	Freddie Mac Discount Notes	0.125%	12/30/13	2,000	1,999
					37,789
Total Temporary Cash Investments (Cost $2,854,857)					2,854,853
Total Investments (102.2%) (Cost $95,976,313)					110,134,325
Other Assets and Liabilities—Net (-2.2%)[5]					(2,351,879)
Net Assets (100%)					107,782,446

† "Other" represents securities that are not classified by fund's benchmark index.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,238,856,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 2.2%, respectively, of net assets.
2 Certain of the fund's securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $33,485,000.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $2,426,885,000 of collateral received for securities on loan.
6 Securities with a value of $26,241,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1130_122013

pwc

Report of Independent Registered Public Accounting Firm

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Total International Stock Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the "Fund") as of October 31, 2013 and for the year then ended and have issued our unqualified report thereon dated December 16, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments as of October 31, 2013 appearing in Item 6 of this Form N-CSR. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on the schedule of investments based on our audit.

In our opinion, the schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

December 16, 2012

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Common Stocks (99.3%)[1]
Australia (7.8%)
Commonwealth Bank of Australia	1,930,883	139,029
BHP Billiton Ltd.	3,850,749	136,137
Westpac Banking Corp.	3,695,746	119,991
Australia & New Zealand Banking Group Ltd.	3,258,936	104,287
National Australia Bank Ltd.	2,756,478	92,124
Wesfarmers Ltd.	1,200,891	48,731
Woolworths Ltd.	1,472,139	48,546
CSL Ltd.	614,589	40,400
Rio Tinto Ltd.	522,853	31,461
Woodside Petroleum Ltd.	741,431	27,181
Telstra Corp. Ltd.	5,261,261	25,745
Westfield Group	2,486,596	25,447
QBE Insurance Group Ltd.	1,434,804	20,093
Macquarie Group Ltd.	407,017	19,577
Suncorp Group Ltd.	1,543,700	19,465
Origin Energy Ltd.	1,304,820	18,038
Santos Ltd.	1,144,456	16,380
Brambles Ltd.	1,861,489	16,342
AMP Ltd.	3,515,938	15,755
Amcor Ltd.	1,448,931	14,843
Insurance Australia Group Ltd.	2,487,282	14,526
Transurban Group	1,748,674	11,731
Oil Search Ltd.	1,368,260	11,000
Aurizon Holdings Ltd.	2,355,184	10,661
Stockland	2,770,223	10,500
Westfield Retail Trust	3,415,277	9,964
Goodman Group	2,059,371	9,842
AGL Energy Ltd.	661,179	9,767
Fortescue Metals Group Ltd.	1,928,219	9,457
Newcrest Mining Ltd.	913,505	8,858
Orica Ltd.	436,148	8,683
ASX Ltd.	230,430	8,004
Coca-Cola Amatil Ltd.	643,566	7,843
Wesfarmers Ltd. Price Protected Shares	181,822	7,426
Crown Ltd.	455,913	7,268
Mirvac Group	4,385,836	7,210
Sonic Healthcare Ltd.	457,272	6,980
Lend Lease Group	644,842	6,954
GPT Group	1,887,802	6,580
Asciano Ltd.	1,167,320	6,411
Computershare Ltd.	593,838	6,027
Ramsay Health Care Ltd.	155,775	5,718
APA Group	972,394	5,571
Dexus Property Group	5,364,051	5,497
James Hardie Industries plc	524,820	5,428
WorleyParsons Ltd.	258,964	5,393
Bendigo and Adelaide Bank Ltd.	482,895	4,971
Tatts Group Ltd.	1,665,613	4,946
Incitec Pivot Ltd.	1,953,187	4,914
Iluka Resources Ltd.	500,064	4,854
CFS Retail Property Trust Group	2,374,480	4,647
Toll Holdings Ltd.	806,045	4,391
Boral Ltd.	918,071	4,284
Bank of Queensland Ltd.	371,980	4,243
ALS Ltd.	445,372	4,213
Sydney Airport	1,015,445	4,022
Cochlear Ltd.	68,266	3,793
Challenger Ltd.	655,152	3,717
Federation Centres Ltd.	1,513,837	3,553
Treasury Wine Estates Ltd.	773,953	3,437
Leighton Holdings Ltd.	200,793	3,402

1

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Metcash Ltd.	1,063,887	3,367
	Flight Centre Ltd.	67,244	3,301
	Commonwealth Property Office Fund	2,806,820	3,176
*	BlueScope Steel Ltd.	666,185	3,142
	Tabcorp Holdings Ltd.	879,884	2,993
	Ansell Ltd.	156,827	2,891
*	Alumina Ltd.	2,931,732	2,850
	Caltex Australia Ltd.	162,099	2,832
	Aristocrat Leisure Ltd.	554,095	2,646
	Echo Entertainment Group Ltd.	993,904	2,495
	Downer EDI Ltd.	512,400	2,381
	IOOF Holdings Ltd.	277,395	2,359
	SP AusNet	1,992,684	2,354
	DuluxGroup Ltd.	438,897	2,137
	Arrium Ltd.	1,598,509	2,089
	Adelaide Brighton Ltd.	571,424	2,080
	Perpetual Ltd.	45,521	1,982
*	Sims Metal Management Ltd.	201,910	1,913
^	Harvey Norman Holdings Ltd.	615,093	1,893
	Seven West Media Ltd.	788,297	1,878
*	Qantas Airways Ltd.	1,338,439	1,574
	Platinum Asset Management Ltd.	268,115	1,563
	Goodman Fielder Ltd.	2,087,221	1,500
	CSR Ltd.	609,727	1,440
	Fairfax Media Ltd.	2,282,317	1,303
	OZ Minerals Ltd.	359,345	1,225
	Envestra Ltd.	1,102,961	1,172
	Macquarie Atlas Roads Group	463,596	1,161
	Shopping Centres Australasia Property Group	756,653	1,139
	GWA Group Ltd.	366,168	1,073
*	Whitehaven Coal Ltd.	694,285	1,063
	Atlas Iron Ltd.	1,090,952	1,063
	New Hope Corp. Ltd.	291,746	1,041
	Australand Property Group	280,964	990
	Nufarm Ltd.	210,453	971
*,^	Lynas Corp. Ltd.	2,264,962	738
*	Ten Network Holdings Ltd.	2,046,269	542
*	Aquila Resources Ltd.	201,149	429
*,^	Paladin Energy Ltd.	1,081,999	427
*	Energy Resources of Australia Ltd.	214,842	260
			1,327,691
Austria (0.3%)
	Erste Group Bank AG	343,154	12,048
	OMV AG	172,716	8,239
	Voestalpine AG	134,421	6,341
	Andritz AG	87,163	5,368
	IMMOFINANZ AG	1,157,808	5,071
	Vienna Insurance Group AG Wiener Versicherung Gruppe	45,609	2,413
	Telekom Austria AG	259,590	2,134
	Raiffeisen Bank International AG	52,032	1,908
	Verbund AG	80,254	1,883
	Strabag SE	20,062	527
			45,932
Belgium (1.1%)
	Anheuser-Busch InBev NV	957,086	99,215
	KBC Groep NV	305,018	16,618
	Solvay SA Class A	68,736	10,748
	Ageas	246,791	10,487
	UCB SA	131,996	8,664
	Groupe Bruxelles Lambert SA	93,072	8,300
	Delhaize Group SA	121,483	7,758
	Umicore SA	134,396	6,400
	Colruyt SA	84,269	4,701
	Belgacom SA	152,496	4,173

2

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Telenet Group Holding NV	57,684	3,162
		180,226
Denmark (1.1%)
Novo Nordisk A/S Class B	467,491	77,862
* Danske Bank A/S	944,848	22,077
AP Moeller - Maersk A/S Class B	1,611	15,586
Carlsberg A/S Class B	127,118	12,697
Novozymes A/S	275,602	10,794
TDC A/S	975,431	8,811
Coloplast A/S Class B	119,568	7,799
AP Moeller - Maersk A/S Class A	793	7,161
DSV A/S	204,722	5,990
Chr Hansen Holding A/S	108,159	4,008
^ FLSmidth & Co. A/S	61,998	3,094
* William Demant Holding A/S	27,233	2,697
Tryg A/S	29,110	2,658
H Lundbeck A/S	70,666	1,517
Rockwool International A/S Class B	7,294	1,147
		183,898
Finland (0.8%)
* Nokia Oyj	4,493,456	34,154
Sampo	564,586	26,705
Kone Oyj Class B	226,640	19,981
Fortum Oyj	533,666	11,905
UPM-Kymmene Oyj	629,831	10,000
Wartsila OYJ Abp	201,107	8,924
Nokian Renkaat Oyj	158,367	8,010
Stora Enso Oyj	690,297	6,410
Metso Oyj	160,018	6,298
Neste Oil Oyj	153,685	3,047
Kesko Oyj Class B	80,891	2,688
		138,122
France (9.0%)
Total SA	2,437,487	149,548
Sanofi	1,373,379	146,435
BNP Paribas SA	1,171,836	86,450
LVMH Moet Hennessy Louis Vuitton SA	297,236	57,068
Schneider Electric SA	629,099	52,938
AXA SA	2,076,473	51,736
Air Liquide SA	373,457	50,758
Danone	656,279	48,607
Societe Generale SA	856,509	48,384
L'Oreal SA	280,373	47,873
European Aeronautic Defence and Space Co. NV	664,455	45,532
Vivendi SA	1,604,901	40,636
GDF Suez	1,564,623	38,777
Vinci SA	577,144	36,929
Unibail-Rodamco SE	116,662	30,480
Orange SA	2,161,016	29,706
Pernod Ricard SA	235,568	28,294
Carrefour SA	715,089	26,103
Essilor International SA	236,027	25,294
Cie de St-Gobain	474,020	24,881
Cie Generale des Etablissements Michelin	224,593	23,402
Kering	88,462	20,048
Legrand SA	314,391	17,818
Renault SA	199,189	17,379
Safran SA	269,759	17,199
Publicis Groupe SA	184,280	15,325
Lafarge SA	219,003	15,110
* Credit Agricole SA	1,199,358	14,421
Technip SA	127,476	13,352
Christian Dior SA	62,967	11,947

3

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Cap Gemini SA	175,826	11,530
Electricite de France SA	312,210	10,927
Sodexo	108,360	10,514
* Alcatel-Lucent	2,719,105	10,417
SES SA	357,042	10,385
Alstom SA	258,505	9,596
Accor SA	207,532	9,276
Dassault Systemes SA	75,444	9,165
Valeo SA	91,595	9,061
Veolia Environnement SA	480,035	8,235
Vallourec SA	138,091	8,219
Edenred	239,574	8,133
Arkema SA	70,639	7,992
Bureau Veritas SA	262,336	7,914
Bouygues SA	195,681	7,635
Thales SA	119,517	7,320
Zodiac Aerospace	45,391	7,263
Casino Guichard Perrachon SA	62,001	6,969
Rexel SA	251,875	6,308
Iliad SA	27,318	6,239
Natixis	1,112,061	5,980
SCOR SE	168,700	5,954
STMicroelectronics NV	773,483	5,950
AtoS	64,478	5,496
Groupe Eurotunnel SA	552,865	5,352
Suez Environnement Co.	305,715	5,331
Klepierre	117,231	5,258
Wendel SA	37,629	5,245
Aeroports de Paris	47,587	5,083
Lagardere SCA	134,873	4,900
Eutelsat Communications SA	152,294	4,817
* CGG SA	204,233	4,489
Societe BIC SA	32,372	4,043
Bollore SA	6,495	3,542
* Peugeot SA	264,807	3,484
ICADE	37,765	3,474
CNP Assurances	196,795	3,467
Fonciere Des Regions	40,276	3,449
Hermes International	10,011	3,406
JCDecaux SA	79,305	3,179
Imerys SA	39,048	3,132
Eurazeo SA	39,682	2,996
Gecina SA	22,067	2,945
SEB SA	31,712	2,845
Remy Cointreau SA	28,879	2,845
Eiffage SA	47,776	2,831
Societe Television Francaise 1	127,294	2,453
Euler Hermes SA	15,884	2,097
* Air France-KLM	181,573	1,894
BioMerieux	17,151	1,722
Ipsen SA	32,283	1,414
^ Eramet	10,966	1,041
		1,525,642
Germany (8.2%)
Bayer AG	992,267	123,094
Siemens AG	951,191	121,555
BASF SE	1,107,674	114,993
Allianz SE	546,319	91,729
Daimler AG	1,117,677	91,510
SAP AG	1,072,478	83,924
Deutsche Bank AG	1,223,296	59,121
Deutsche Telekom AG	3,685,256	57,913
Bayerische Motoren Werke AG	390,055	44,146
Volkswagen AG Prior Pfd.	173,529	44,009

4

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Linde AG	221,979	42,138
E.ON SE	2,194,869	40,009
Muenchener Rueckversicherungs AG	191,517	39,957
Deutsche Post AG	1,010,774	34,135
Adidas AG	251,030	28,604
Continental AG	129,630	23,705
Henkel AG & Co. KGaA Prior Pfd.	208,424	22,504
RWE AG	580,870	21,401
Fresenius SE & Co. KGaA	156,804	20,355
Porsche Automobil Holding SE Prior Pfd.	183,522	17,137
Fresenius Medical Care AG & Co. KGaA	258,002	17,050
Deutsche Boerse AG	224,380	16,880
* Commerzbank AG	1,133,839	14,501
HeidelbergCement AG	168,967	13,304
Merck KGaA	77,406	12,877
Infineon Technologies AG	1,306,270	12,637
Henkel AG & Co. KGaA	136,545	12,593
* ThyssenKrupp AG	463,173	11,817
Beiersdorf AG	119,767	11,420
Brenntag AG	61,688	10,438
GEA Group AG	212,684	9,244
Volkswagen AG	35,327	8,639
Metro AG	159,030	7,456
LANXESS AG	99,540	6,991
* QIAGEN NV	285,934	6,563
Daimler AG	79,466	6,512
^ K&S AG	229,889	5,841
Hannover Rueck SE	72,526	5,804
* Deutsche Lufthansa AG	275,391	5,324
* OSRAM Licht AG	101,396	5,252
MAN SE	42,197	5,083
Bilfinger SE	45,118	5,007
Hugo Boss AG	36,555	4,762
United Internet AG	113,009	4,458
MTU Aero Engines AG	40,525	4,042
Fuchs Petrolub SE Prior Pfd.	42,777	3,454
Fraport AG Frankfurt Airport Services Worldwide	44,148	3,415
Hochtief AG	36,273	3,281
^ Celesio AG	102,873	3,198
* Evonik Industries AG	83,651	3,180
Axel Springer AG	50,101	3,023
Software AG	76,470	2,832
Suedzucker AG	83,792	2,695
Kabel Deutschland Holding AG	20,473	2,570
* Telefonica Deutschland Holding AG	318,529	2,509
* TUI AG	165,446	2,192
Salzgitter AG	46,294	2,037
Fielmann AG	15,313	1,713
^ Wacker Chemie AG	17,760	1,668
* Talanx AG	44,806	1,535
Fuchs Petrolub SE	20,591	1,400
Puma SE	4,523	1,346
Deutsche Postbank AG	18,546	908
Generali Deutschland Holding AG	4,365	673
		1,390,063
Greece (0.0%)
* Hellenic Telecommunications Organization SA	294,938	3,712
Hellenic Petroleum SA	84,956	1,105
		4,817
Hong Kong (3.4%)
AIA Group Ltd.	14,451,571	73,383
Hutchison Whampoa Ltd.	2,864,399	35,692
Cheung Kong Holdings Ltd.	1,583,824	24,735
Sun Hung Kai Properties Ltd.	1,849,728	24,229

5

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Hong Kong Exchanges and Clearing Ltd.	1,379,816	22,259
Sands China Ltd.	2,896,810	20,597
* Galaxy Entertainment Group Ltd.	2,504,864	18,698
Hong Kong & China Gas Co. Ltd.	6,760,143	15,792
Hang Seng Bank Ltd.	917,490	15,292
Wharf Holdings Ltd.	1,815,575	15,279
Jardine Matheson Holdings Ltd.	280,000	15,257
CLP Holdings Ltd.	1,849,420	14,883
BOC Hong Kong Holdings Ltd.	4,319,449	14,107
Link REIT	2,745,003	13,809
Power Assets Holdings Ltd.	1,588,802	13,237
Want Want China Holdings Ltd.	7,910,000	12,162
Li & Fung Ltd.	6,903,264	9,760
Swire Pacific Ltd. Class A	812,967	9,396
Jardine Strategic Holdings Ltd.	268,000	9,075
Hang Lung Properties Ltd.	2,674,605	8,808
Hongkong Land Holdings Ltd.	1,409,000	8,666
Henderson Land Development Co. Ltd.	1,235,893	7,313
China Mengniu Dairy Co. Ltd.	1,651,000	7,263
SJM Holdings Ltd.	2,191,457	7,086
Bank of East Asia Ltd.	1,607,166	6,965
MTR Corp. Ltd.	1,661,608	6,437
Tingyi Cayman Islands Holding Corp.	2,276,000	6,430
New World Development Co. Ltd.	4,505,025	6,232
Prada SPA	612,600	5,977
Hang Lung Group Ltd.	977,000	5,168
Sino Land Co. Ltd.	3,572,400	5,010
Wheelock & Co. Ltd.	979,132	4,997
Wynn Macau Ltd.	1,248,736	4,794
Sun Art Retail Group Ltd.	2,631,500	4,310
Cheung Kong Infrastructure Holdings Ltd.	602,498	4,193
Samsonite International SA	1,530,000	4,182
Esprit Holdings Ltd.	2,224,400	4,084
Techtronic Industries Co.	1,510,000	3,792
Swire Properties Ltd.	1,397,555	3,785
AAC Technologies Holdings Inc.	835,000	3,690
Hysan Development Co. Ltd.	756,359	3,538
Kerry Properties Ltd.	766,229	3,323
First Pacific Co. Ltd.	2,800,909	3,185
Shangri-La Asia Ltd.	1,722,913	3,156
MGM China Holdings Ltd.	914,451	3,153
Melco International Development Ltd.	960,000	3,013
Wing Hang Bank Ltd.	206,381	2,940
ASM Pacific Technology Ltd.	286,037	2,757
VTech Holdings Ltd.	191,600	2,751
Yue Yuen Industrial Holdings Ltd.	998,562	2,742
NWS Holdings Ltd.	1,629,318	2,544
Cathay Pacific Airways Ltd.	1,226,747	2,430
Xinyi Glass Holdings Ltd.	2,274,000	2,252
Chow Tai Fook Jewellery Group Ltd.	1,326,400	2,199
Hopewell Holdings Ltd.	652,601	2,198
PCCW Ltd.	4,714,497	2,129
Television Broadcasts Ltd.	343,300	2,007
* Semiconductor Manufacturing International Corp.	25,687,000	1,900
New World China Land Ltd.	3,208,000	1,761
* FIH Mobile Ltd.	2,655,000	1,496
Shougang Fushan Resources Group Ltd.	4,280,000	1,441
Cafe de Coral Holdings Ltd.	394,000	1,352
Champion REIT	3,033,000	1,352
^ Uni-President China Holdings Ltd.	1,291,000	1,290
Shun Tak Holdings Ltd.	2,220,000	1,286
Shui On Land Ltd.	3,669,000	1,280
Lifestyle International Holdings Ltd.	570,000	1,242
Orient Overseas International Ltd.	237,431	1,226

6

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Johnson Electric Holdings Ltd.	1,697,500	1,222
	L'Occitane International SA	529,500	1,202
	Great Eagle Holdings Ltd.	308,000	1,097
	Dah Sing Financial Holdings Ltd.	172,000	1,070
	Huabao International Holdings Ltd.	2,287,000	1,004
	Texwinca Holdings Ltd.	764,000	781
	Dah Sing Banking Group Ltd.	388,000	730
	Hutchison Telecommunications Hong Kong Holdings Ltd.	1,526,000	670
*,^	United Co. RUSAL plc	2,029,000	619
*	Brightoil Petroleum Holdings Ltd.	3,447,000	591
	China Travel International Inv HK	3,050,000	590
	Parkson Retail Group Ltd.	1,719,000	590
	Hopewell Highway Infrastructure Ltd.	1,089,500	537
	Kowloon Development Co. Ltd.	406,000	501
*,^	China Rongsheng Heavy Industries Group Holdings Ltd.	3,397,500	407
	Hutchison Harbour Ring Ltd.	3,056,000	240
*	Mongolian Mining Corp.	670,500	110
			570,728
Ireland (0.2%)
*	Bank of Ireland	30,728,617	11,231
	Kerry Group plc Class A	174,820	11,196
*	Elan Corp. plc	574,116	9,536
	Ryanair Holdings plc ADR	154,822	7,774
	Ryanair Holdings plc	65,012	538
			40,275
Israel (0.5%)
	Teva Pharmaceutical Industries Ltd.	1,028,116	38,203
	Bank Hapoalim BM	1,182,776	6,332
*	Bank Leumi Le-Israel BM	1,497,672	5,701
	Israel Chemicals Ltd.	531,601	4,395
	Bezeq The Israeli Telecommunication Corp. Ltd.	2,251,624	3,915
	NICE Systems Ltd.	64,622	2,534
	Delek Group Ltd.	5,667	1,957
*	Israel Discount Bank Ltd. Class A	958,588	1,913
	Mizrahi Tefahot Bank Ltd.	138,625	1,625
	Elbit Systems Ltd.	27,878	1,488
	Gazit-Globe Ltd.	105,228	1,437
	Azrieli Group	43,713	1,401
*	Israel Corp. Ltd.	2,756	1,387
	Osem Investments Ltd.	46,109	1,017
*	Paz Oil Co. Ltd.	5,713	887
*	EZchip Semiconductor Ltd.	33,528	883
*	Partner Communications Co. Ltd.	107,456	882
	Harel Insurance Investments & Financial Services Ltd.	135,471	794
*	Cellcom Israel Ltd. (Registered)	58,449	680
	Strauss Group Ltd.	37,010	653
*	Delek Energy Systems Ltd.	870	600
	Shikun & Binui Ltd.	234,759	562
	Clal Insurance Enterprises Holdings Ltd.	23,977	470
*	Ormat Industries	64,228	434
	Migdal Insurance & Financial Holding Ltd.	242,254	422
	First International Bank Of Israel Ltd.	24,660	405
	Delek Automotive Systems Ltd.	35,684	396
*	Oil Refineries Ltd.	965,927	312
	Shufersal Ltd.	69,837	282
*	Koor Industries Ltd.	8,374	172
			82,139
Italy (2.1%)
	Eni SPA	2,955,717	75,037
	UniCredit SPA	5,346,722	40,136
	Assicurazioni Generali SPA	1,512,673	35,365
	Enel SPA	7,785,150	34,348
	Intesa Sanpaolo SPA (Registered)	13,205,657	32,762

7

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Tenaris SA	567,342	13,273
	Snam SPA	2,508,372	12,924
	Telecom Italia SPA (Registered)	12,520,936	12,215
	Luxottica Group SPA	207,681	11,250
	Terna Rete Elettrica Nazionale SPA	1,711,518	8,473
*	Fiat SPA	1,020,335	8,006
	Atlantia SPA	343,099	7,520
	Unione di Banche Italiane SCPA	1,034,819	7,152
	Saipem SPA	300,415	7,028
	Prysmian SPA	253,755	6,199
	Telecom Italia SPA (Bearer)	7,252,927	5,673
	Exor SPA	117,757	4,668
	Mediobanca SPA	507,871	4,627
	Enel Green Power SPA	1,851,857	4,505
	Pirelli & C. SPA	311,587	4,383
*	Banco Popolare SC	2,106,319	4,184
*	Mediaset SPA	801,326	4,002
*	Finmeccanica SPA	458,367	3,359
	Davide Campari-Milano SPA	339,424	2,958
	Gtech SPA	77,958	2,367
*,^	Banca Monte dei Paschi di Siena SPA	7,276,151	2,294
	Mediolanum SPA	254,788	2,217
*	World Duty Free SPA	152,021	1,684
	Buzzi Unicem SPA	87,049	1,507
*	Autogrill SPA	152,022	1,365
	Parmalat SPA	359,745	1,210
			362,691
Japan (21.0%)
	Toyota Motor Corp.	3,178,498	206,088
	Mitsubishi UFJ Financial Group Inc.	16,976,819	108,113
	Honda Motor Co. Ltd.	2,151,796	85,927
	SoftBank Corp.	1,129,491	84,349
	Sumitomo Mitsui Financial Group Inc.	1,611,855	77,910
	Mizuho Financial Group Inc.	28,710,897	60,266
	Japan Tobacco Inc.	1,395,709	50,502
	Takeda Pharmaceutical Co. Ltd.	928,522	44,248
	Mitsubishi Estate Co. Ltd.	1,518,650	43,402
	Canon Inc.	1,357,811	42,848
	East Japan Railway Co.	455,474	39,567
	Hitachi Ltd.	5,564,269	38,923
	FANUC Corp.	235,638	37,798
	KDDI Corp.	656,538	35,556
	Mitsubishi Corp.	1,726,109	34,921
	Seven & I Holdings Co. Ltd.	936,008	34,640
	Mitsui Fudosan Co. Ltd.	1,015,486	33,639
	Nippon Steel & Sumitomo Metal Corp.	10,147,996	33,494
	Nomura Holdings Inc.	4,211,231	31,109
	Astellas Pharma Inc.	555,884	30,989
	Nissan Motor Co. Ltd.	3,044,844	30,574
	Mitsui & Co. Ltd.	2,076,355	29,663
	Central Japan Railway Co.	217,495	28,203
	Shin-Etsu Chemical Co. Ltd.	494,416	27,955
	Denso Corp.	572,844	27,536
	Bridgestone Corp.	799,954	27,425
	Sumitomo Realty & Development Co. Ltd.	570,818	27,009
	NTT DOCOMO Inc.	1,687,491	26,772
	Tokio Marine Holdings Inc.	809,885	26,552
	Panasonic Corp.	2,552,373	26,160
	Mitsubishi Electric Corp.	2,369,924	26,050
	ORIX Corp.	1,465,500	25,384
	Komatsu Ltd.	1,142,979	25,077
	Nippon Telegraph & Telephone Corp.	478,773	24,887
	Mitsubishi Heavy Industries Ltd.	3,845,353	24,438
	Keyence Corp.	54,665	23,429

8

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Sumitomo Mitsui Trust Holdings Inc.	4,588,806	22,665
ITOCHU Corp.	1,862,365	22,393
Kubota Corp.	1,511,706	22,383
Fast Retailing Co. Ltd.	63,655	21,427
Kao Corp.	631,369	21,027
Toshiba Corp.	4,935,301	20,976
Sony Corp.	1,196,580	20,874
Fuji Heavy Industries Ltd.	752,272	20,568
Kyocera Corp.	388,560	20,178
Murata Manufacturing Co. Ltd.	240,828	19,331
Daiwa Securities Group Inc.	2,100,789	19,188
Daikin Industries Ltd.	320,376	18,432
Sumitomo Corp.	1,351,292	17,585
SMC Corp.	74,402	17,322
MS&AD Insurance Group Holdings	651,475	16,845
Dai-ichi Life Insurance Co. Ltd.	1,151,800	16,443
Tokyo Gas Co. Ltd.	3,011,627	16,341
Marubeni Corp.	1,996,013	15,628
Kirin Holdings Co. Ltd.	1,066,425	15,586
Daiwa House Industry Co. Ltd.	776,132	15,549
Daiichi Sankyo Co. Ltd.	833,334	15,451
Secom Co. Ltd.	248,643	14,979
* Mazda Motor Corp.	3,194,455	14,380
JX Holdings Inc.	2,904,257	14,361
Nintendo Co. Ltd.	127,477	14,335
Asahi Group Holdings Ltd.	516,746	13,975
Sumitomo Electric Industries Ltd.	920,009	13,786
FUJIFILM Holdings Corp.	550,473	13,467
Otsuka Holdings Co. Ltd.	460,949	13,129
Nidec Corp.	133,468	13,007
Eisai Co. Ltd.	330,239	12,972
Inpex Corp.	1,107,400	12,793
JFE Holdings Inc.	554,781	12,613
Suzuki Motor Corp.	500,987	12,597
Chubu Electric Power Co. Inc.	850,436	12,589
Hoya Corp.	521,136	12,497
Asahi Kasei Corp.	1,598,069	12,162
NKSJ Holdings Inc.	463,052	11,986
* Kansai Electric Power Co. Inc.	930,109	11,772
Resona Holdings Inc.	2,261,486	11,764
Toray Industries Inc.	1,857,923	11,610
* Olympus Corp.	357,150	11,426
Tokyo Electron Ltd.	205,769	11,291
Ajinomoto Co. Inc.	770,253	10,778
Terumo Corp.	218,682	10,591
Yamato Holdings Co. Ltd.	483,151	10,391
Nitto Denko Corp.	197,770	10,371
Tokyu Corp.	1,516,264	10,326
West Japan Railway Co.	228,415	10,242
JGC Corp.	266,766	10,207
Dentsu Inc.	270,090	10,205
Oriental Land Co. Ltd.	63,347	10,144
Osaka Gas Co. Ltd.	2,370,036	9,983
Sekisui House Ltd.	681,514	9,782
Aeon Co. Ltd.	714,796	9,754
Aisin Seiki Co. Ltd.	237,296	9,640
T&D Holdings Inc.	795,127	9,546
Omron Corp.	249,146	9,508
Isuzu Motors Ltd.	1,523,312	9,487
Daito Trust Construction Co. Ltd.	91,680	9,361
* Tokyo Electric Power Co. Inc.	1,750,844	9,344
* Fujitsu Ltd.	2,137,221	9,182
Unicharm Corp.	141,326	9,077
Toyota Industries Corp.	202,988	8,954

9

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Ricoh Co. Ltd.	842,542	8,898
	Sumitomo Metal Mining Co. Ltd.	641,019	8,878
	Shizuoka Bank Ltd.	757,033	8,518
	Hankyu Hanshin Holdings Inc.	1,515,636	8,501
	Shionogi & Co. Ltd.	383,593	8,488
	Ono Pharmaceutical Co. Ltd.	112,021	8,470
	Bank of Yokohama Ltd.	1,502,925	8,288
	Shimano Inc.	94,634	8,283
	Shiseido Co. Ltd.	469,924	8,039
	LIXIL Group Corp.	342,287	8,034
	Dai Nippon Printing Co. Ltd.	750,088	7,880
	Kintetsu Corp.	2,137,398	7,866
*	Kyushu Electric Power Co. Inc.	557,586	7,851
	Nikon Corp.	423,333	7,826
	Makita Corp.	151,353	7,654
	Mitsubishi Chemical Holdings Corp.	1,628,615	7,624
	Toyota Tsusho Corp.	271,450	7,540
	Yahoo Japan Corp.	1,606,700	7,496
	Odakyu Electric Railway Co. Ltd.	750,360	7,242
	Kawasaki Heavy Industries Ltd.	1,847,737	7,220
	IHI Corp.	1,702,725	7,210
	NEC Corp.	3,133,384	7,038
	Asahi Glass Co. Ltd.	1,126,839	6,959
*	Tohoku Electric Power Co. Inc.	571,466	6,917
	Sumitomo Chemical Co. Ltd.	1,846,827	6,764
	Tobu Railway Co. Ltd.	1,288,173	6,678
	Yakult Honsha Co. Ltd.	131,325	6,670
	Isetan Mitsukoshi Holdings Ltd.	437,122	6,625
	Chiba Bank Ltd.	927,281	6,610
	Taisei Corp.	1,272,959	6,531
	Lawson Inc.	78,842	6,323
	TDK Corp.	147,707	6,278
	Chugai Pharmaceutical Co. Ltd.	267,113	6,276
	Sega Sammy Holdings Inc.	240,210	6,158
	Taiheiyo Cement Corp.	1,446,623	6,135
	NSK Ltd.	568,670	6,075
*	Tokyu Fudosan Holdings Corp.	613,712	6,029
	NGK Spark Plug Co. Ltd.	262,545	5,996
	Sekisui Chemical Co. Ltd.	515,600	5,990
	Keikyu Corp.	628,142	5,913
	Nippon Yusen KK	1,934,399	5,911
	Mitsubishi Materials Corp.	1,498,591	5,863
	TOTO Ltd.	410,179	5,801
	Toppan Printing Co. Ltd.	730,365	5,769
	Sysmex Corp.	86,980	5,762
	Chugoku Electric Power Co. Inc.	373,455	5,725
	Hirose Electric Co. Ltd.	37,517	5,724
	Mitsui OSK Lines Ltd.	1,345,445	5,695
	NGK Insulators Ltd.	336,548	5,661
	Hulic Co. Ltd.	355,181	5,652
	Electric Power Development Co. Ltd.	175,364	5,604
	Nippon Express Co. Ltd.	1,087,931	5,463
*	Kobe Steel Ltd.	3,060,822	5,407
*,^	Sharp Corp.	1,785,553	5,282
	Credit Saison Co. Ltd.	190,977	5,227
	Obayashi Corp.	814,751	5,220
	Oji Holdings Corp.	1,135,649	5,190
	Konica Minolta Inc.	622,713	5,157
	Yamaha Motor Co. Ltd.	335,485	5,139
*,^	Mitsubishi Motors Corp.	453,626	5,097
	Keio Corp.	729,923	5,057
	NTT Data Corp.	151,800	5,047
	Hisamitsu Pharmaceutical Co. Inc.	93,233	5,045
	Kuraray Co. Ltd.	419,284	4,923

10

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Santen Pharmaceutical Co. Ltd.	96,054	4,876
Daihatsu Motor Co. Ltd.	250,604	4,866
Tokyo Tatemono Co. Ltd.	515,000	4,835
MEIJI Holdings Co. Ltd.	85,455	4,777
J Front Retailing Co. Ltd.	607,766	4,729
Rohm Co. Ltd.	114,436	4,697
Trend Micro Inc.	125,755	4,677
Fukuoka Financial Group Inc.	1,033,186	4,660
JSR Corp.	242,744	4,624
Kajima Corp.	1,088,658	4,621
Nippon Paint Co. Ltd.	273,000	4,592
Hino Motors Ltd.	324,537	4,586
Joyo Bank Ltd.	849,920	4,415
Namco Bandai Holdings Inc.	233,907	4,409
Stanley Electric Co. Ltd.	184,832	4,299
Nitori Holdings Co. Ltd.	45,691	4,286
Toyo Seikan Group Holdings Ltd.	204,181	4,243
Japan Airlines Co. Ltd.	72,368	4,230
Shinsei Bank Ltd.	1,806,014	4,228
Don Quijote Co. Ltd.	62,108	4,134
Mitsubishi Gas Chemical Co. Inc.	505,068	4,128
Kansai Paint Co. Ltd.	306,717	4,121
Aozora Bank Ltd.	1,391,267	4,044
Nissin Foods Holdings Co. Ltd.	94,363	4,039
Shimizu Corp.	780,359	4,002
Nomura Research Institute Ltd.	118,478	3,976
Taisho Pharmaceutical Holdings Co. Ltd.	56,118	3,940
Yaskawa Electric Corp.	302,578	3,919
Yokogawa Electric Corp.	299,067	3,908
Iyo Bank Ltd.	373,237	3,897
Sony Financial Holdings Inc.	207,629	3,877
Kikkoman Corp.	212,537	3,874
Suruga Bank Ltd.	243,741	3,867
Bank of Kyoto Ltd.	437,114	3,852
Amada Co. Ltd.	443,743	3,817
Mitsubishi Tanabe Pharma Corp.	269,773	3,805
USS Co. Ltd.	256,950	3,763
Toyo Suisan Kaisha Ltd.	117,971	3,752
Aeon Mall Co. Ltd.	131,835	3,744
Sanrio Co. Ltd.	67,741	3,722
Asics Corp.	207,782	3,663
Shimamura Co. Ltd.	32,560	3,660
Nomura Real Estate Holdings Inc.	144,505	3,656
Hachijuni Bank Ltd.	585,029	3,614
Rinnai Corp.	46,680	3,613
Kyowa Hakko Kirin Co. Ltd.	323,957	3,578
Nippon Meat Packers Inc.	242,237	3,547
Keisei Electric Railway Co. Ltd.	342,312	3,535
Yokohama Rubber Co. Ltd.	358,000	3,502
JTEKT Corp.	272,279	3,496
^ AEON Financial Service Co. Ltd.	113,010	3,471
Brother Industries Ltd.	304,483	3,460
Shimadzu Corp.	353,050	3,457
Toho Co. Ltd.	160,400	3,437
Mitsubishi UFJ Lease & Finance Co. Ltd.	598,760	3,386
Hokuhoku Financial Group Inc.	1,631,000	3,363
Nabtesco Corp.	136,798	3,339
FamilyMart Co. Ltd.	74,526	3,339
* Shikoku Electric Power Co. Inc.	186,746	3,333
Suzuken Co. Ltd.	90,464	3,267
SBI Holdings Inc.	269,109	3,257
^ Dena Co. Ltd.	147,764	3,220
Takashimaya Co. Ltd.	335,978	3,206
Toho Gas Co. Ltd.	613,095	3,197

11

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Hokuriku Electric Power Co.	224,032	3,191
Alfresa Holdings Corp.	57,672	3,152
Yamaha Corp.	211,090	3,152
Miraca Holdings Inc.	69,597	3,136
TonenGeneral Sekiyu KK	337,576	3,136
THK Co. Ltd.	142,815	3,117
Nisshin Seifun Group Inc.	286,736	3,109
Hamamatsu Photonics KK	83,031	3,107
Gunma Bank Ltd.	536,958	3,107
Kakaku.com Inc.	160,200	3,098
Nissan Chemical Industries Ltd.	196,900	3,095
MISUMI Group Inc.	105,000	3,074
Kurita Water Industries Ltd.	139,857	3,052
Daicel Corp.	359,689	3,032
Seiko Epson Corp.	185,600	3,030
* NTN Corp.	630,000	3,028
^ Nagoya Railroad Co. Ltd.	1,043,000	3,028
Marui Group Co. Ltd.	315,696	3,022
Fuji Electric Co. Ltd.	673,559	3,020
Sumitomo Heavy Industries Ltd.	678,770	3,004
Sankyo Co. Ltd.	63,082	3,000
Nippon Kayaku Co. Ltd.	213,000	2,986
Sumitomo Rubber Industries Ltd.	213,898	2,978
Mitsui Chemicals Inc.	1,115,133	2,964
Benesse Holdings Inc.	79,250	2,954
Air Water Inc.	205,928	2,944
M3 Inc.	1,072	2,936
Yamada Denki Co. Ltd.	1,044,520	2,930
^ ANA Holdings Inc.	1,397,648	2,920
Sojitz Corp.	1,500,582	2,914
Ebara Corp.	538,000	2,892
Zeon Corp.	240,000	2,860
Ryohin Keikaku Co. Ltd.	28,600	2,853
Hiroshima Bank Ltd.	670,302	2,853
* Hokkaido Electric Power Co. Inc.	221,339	2,851
^ Casio Computer Co. Ltd.	295,702	2,830
Konami Corp.	116,959	2,827
Chugoku Bank Ltd.	196,378	2,823
GS Yuasa Corp.	465,439	2,796
Keihan Electric Railway Co. Ltd.	679,000	2,793
Seven Bank Ltd.	787,349	2,787
Yamaguchi Financial Group Inc.	294,631	2,776
Tosoh Corp.	723,000	2,767
MediPal Holdings Corp.	204,694	2,760
DIC Corp.	942,000	2,727
Kamigumi Co. Ltd.	312,413	2,717
Dowa Holdings Co. Ltd.	287,000	2,709
Hitachi Construction Machinery Co. Ltd.	126,852	2,687
Hitachi Metals Ltd.	199,116	2,681
Chiyoda Corp.	210,364	2,668
Citizen Holdings Co. Ltd.	373,759	2,667
Otsuka Corp.	20,466	2,654
Ube Industries Ltd.	1,272,176	2,633
Teijin Ltd.	1,159,082	2,603
Dainippon Sumitomo Pharma Co. Ltd.	191,875	2,582
Obic Co. Ltd.	82,000	2,575
Tsumura & Co.	81,769	2,570
Nippon Electric Glass Co. Ltd.	498,986	2,567
Idemitsu Kosan Co. Ltd.	30,510	2,554
Ibiden Co. Ltd.	147,112	2,550
Taiyo Nippon Sanso Corp.	369,212	2,532
Koito Manufacturing Co. Ltd.	137,744	2,507
Showa Shell Sekiyu KK	230,922	2,483
Sawai Pharmaceutical Co. Ltd.	33,700	2,464

12

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Kaneka Corp.	386,752	2,454
	Mitsubishi Logistics Corp.	176,575	2,454
	Showa Denko KK	1,800,002	2,441
^	Advantest Corp.	203,917	2,440
	Nippon Shokubai Co. Ltd.	195,000	2,392
	Japan Steel Works Ltd.	428,025	2,391
*	Haseko Corp.	318,400	2,360
	Minebea Co. Ltd.	422,000	2,336
	Nishi-Nippon City Bank Ltd.	862,195	2,329
	Denki Kagaku Kogyo KK	554,633	2,326
	Park24 Co. Ltd.	118,517	2,314
	Hakuhodo DY Holdings Inc.	296,170	2,291
	Toyoda Gosei Co. Ltd.	89,112	2,228
	Daido Steel Co. Ltd.	385,580	2,217
	77 Bank Ltd.	438,000	2,166
^	Nippon Paper Industries Co. Ltd.	135,110	2,153
	Azbil Corp.	89,100	2,147
	Takara Holdings Inc.	232,000	2,128
	COMSYS Holdings Corp.	151,600	2,105
	NOK Corp.	135,494	2,095
	NHK Spring Co. Ltd.	199,745	2,091
	Sugi Holdings Co. Ltd.	49,800	2,083
	Yamato Kogyo Co. Ltd.	56,089	2,079
	Toyobo Co. Ltd.	1,069,000	2,054
	Sundrug Co. Ltd.	41,200	2,054
	Kewpie Corp.	135,500	2,039
	DMG Mori Seiki Co. Ltd.	124,600	2,021
	Sapporo Holdings Ltd.	454,000	2,019
	Sotetsu Holdings Inc.	533,000	1,983
	Hoshizaki Electric Co. Ltd.	53,600	1,964
	Maruichi Steel Tube Ltd.	79,852	1,950
	Ushio Inc.	153,855	1,943
	Hitachi Chemical Co. Ltd.	124,898	1,916
	Furukawa Electric Co. Ltd.	820,514	1,902
	Kobayashi Pharmaceutical Co. Ltd.	33,800	1,892
	Sumitomo Osaka Cement Co. Ltd.	466,000	1,880
*,^	Acom Co. Ltd.	480,050	1,880
	Lion Corp.	312,000	1,872
	Taiyo Yuden Co. Ltd.	145,700	1,868
	Seino Holdings Co. Ltd.	189,000	1,867
*	Alps Electric Co. Ltd.	211,100	1,853
	Sumitomo Forestry Co. Ltd.	159,200	1,852
	Disco Corp.	29,200	1,845
	Fujikura Ltd.	402,000	1,834
	Nichirei Corp.	353,000	1,822
	Nagase & Co. Ltd.	145,700	1,815
	Century Tokyo Leasing Corp.	57,000	1,803
	Mitsui Engineering & Shipbuilding Co. Ltd.	917,000	1,800
	Yamazaki Baking Co. Ltd.	176,007	1,792
	Rohto Pharmaceutical Co. Ltd.	122,000	1,770
	Hitachi High-Technologies Corp.	76,953	1,770
	Glory Ltd.	71,200	1,766
	Aoyama Trading Co. Ltd.	68,800	1,754
	Nishi-Nippon Railroad Co. Ltd.	457,000	1,751
	Mabuchi Motor Co. Ltd.	32,758	1,742
	Kinden Corp.	158,293	1,738
	Jafco Co. Ltd.	34,600	1,735
	Calbee Inc.	66,068	1,734
	Kawasaki Kisen Kaisha Ltd.	754,055	1,729
	Shiga Bank Ltd.	311,000	1,700
	Hikari Tsushin Inc.	22,900	1,697
	Juroku Bank Ltd.	432,000	1,691
*	Aiful Corp.	348,500	1,684
	NTT Urban Development Corp.	130,900	1,671

13

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Mitsui Mining & Smelting Co. Ltd.	651,000	1,660
Ito En Ltd.	73,800	1,659
UNY Group Holdings Co. Ltd.	262,400	1,656
Sohgo Security Services Co. Ltd.	80,700	1,631
Oracle Corp. Japan	40,524	1,600
Wacoal Holdings Corp.	149,000	1,600
Keiyo Bank Ltd.	314,000	1,599
Nisshinbo Holdings Inc.	180,000	1,590
OKUMA Corp.	188,000	1,588
Coca-Cola West Co. Ltd.	76,591	1,553
K's Holdings Corp.	52,900	1,553
^ Kagome Co. Ltd.	89,400	1,551
Japan Petroleum Exploration Co.	37,455	1,525
Rengo Co. Ltd.	283,000	1,514
Hitachi Capital Corp.	55,700	1,498
* Dainippon Screen Manufacturing Co. Ltd.	260,000	1,494
Shimachu Co. Ltd.	60,700	1,474
Kaken Pharmaceutical Co. Ltd.	93,000	1,452
Nexon Co. Ltd.	124,163	1,451
SKY Perfect JSAT Holdings Inc.	251,000	1,449
Izumi Co. Ltd.	44,300	1,441
Daishi Bank Ltd.	410,000	1,431
* Nippon Sheet Glass Co. Ltd.	1,096,000	1,421
Autobacs Seven Co. Ltd.	96,700	1,410
Matsumotokiyoshi Holdings Co. Ltd.	41,100	1,387
Musashino Bank Ltd.	39,500	1,386
Matsui Securities Co. Ltd.	129,100	1,382
Fukuyama Transporting Co. Ltd.	216,000	1,381
North Pacific Bank Ltd.	315,800	1,379
Square Enix Holdings Co. Ltd.	85,400	1,376
Onward Holdings Co. Ltd.	166,000	1,374
ABC-Mart Inc.	27,469	1,374
San-In Godo Bank Ltd.	189,000	1,372
SCSK Corp.	54,100	1,371
House Foods Group Inc.	86,400	1,369
KYORIN Holdings Inc.	63,900	1,362
Senshu Ikeda Holdings Inc.	273,200	1,346
Ezaki Glico Co. Ltd.	121,000	1,344
Higo Bank Ltd.	236,000	1,343
Lintec Corp.	64,000	1,327
Hokkoku Bank Ltd.	358,000	1,323
Tokai Rika Co. Ltd.	61,500	1,304
* Orient Corp.	520,000	1,302
H2O Retailing Corp.	149,000	1,266
* Cosmo Oil Co. Ltd.	717,525	1,263
Nanto Bank Ltd.	319,000	1,263
KYB Co. Ltd.	218,000	1,262
Kagoshima Bank Ltd.	187,000	1,259
Anritsu Corp.	95,300	1,250
^ Nipro Corp.	135,600	1,243
Nisshin Steel Holdings Co. Ltd.	92,400	1,232
Hyakugo Bank Ltd.	299,000	1,216
Itochu Techno-Solutions Corp.	30,554	1,199
Sumco Corp.	130,936	1,190
Exedy Corp.	39,900	1,185
Nippon Television Holdings Inc.	64,200	1,176
Hyakujushi Bank Ltd.	322,000	1,173
Mochida Pharmaceutical Co. Ltd.	18,500	1,171
Nippo Corp.	61,000	1,144
Fuji Media Holdings Inc.	57,300	1,142
Ogaki Kyoritsu Bank Ltd.	404,000	1,138
FP Corp.	14,700	1,136
Capcom Co. Ltd.	60,000	1,122
Maeda Road Construction Co. Ltd.	63,000	1,120

14

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Awa Bank Ltd.	211,000	1,102
Kose Corp.	36,800	1,075
Toda Corp.	292,000	1,067
Takata Corp.	40,700	1,027
Toyota Boshoku Corp.	75,642	1,013
Nissan Shatai Co. Ltd.	58,000	1,000
Shochiku Co. Ltd.	100,000	989
Asatsu-DK Inc.	35,900	987
Kissei Pharmaceutical Co. Ltd.	42,100	975
^ Gree Inc.	113,025	972
Komeri Co. Ltd.	38,300	935
Toshiba TEC Corp.	149,000	918
Cosmos Pharmaceutical Corp.	7,400	902
Adastria Holdings Co. Ltd.	19,180	898
Calsonic Kansei Corp.	186,000	894
Tsuruha Holdings Inc.	9,700	881
Tokai Carbon Co. Ltd.	253,000	870
Canon Marketing Japan Inc.	63,900	856
Kokuyo Co. Ltd.	108,500	830
Hitachi Transport System Ltd.	51,300	813
Heiwa Corp.	48,300	810
Pola Orbis Holdings Inc.	23,600	800
Sumitomo Bakelite Co. Ltd.	217,000	782
Kandenko Co. Ltd.	123,000	777
Shinko Electric Industries Co. Ltd.	81,900	730
Pacific Metals Co. Ltd.	191,000	700
PanaHome Corp.	87,000	589
Tokyo Broadcasting System Holdings Inc.	44,400	585
Sumitomo Real Estate Sales Co. Ltd.	17,760	581
TV Asahi Corp.	23,700	551
Mitsubishi Shokuhin Co. Ltd.	17,500	490
^ OSAKA Titanium Technologies Co. Ltd.	22,400	489
Toppan Forms Co. Ltd.	49,300	460
NS Solutions Corp.	19,600	447
Hitachi Koki Co. Ltd.	58,800	431
Tokai Rubber Industries Ltd.	44,400	409
Kansai Urban Banking Corp.	320,000	381
		3,566,632
Netherlands (2.6%)
Unilever NV	1,887,649	74,837
* ING Groep NV	4,633,824	58,886
Koninklijke Philips NV	1,148,446	40,587
ASML Holding NV	394,000	37,307
Heineken NV	345,558	23,812
Koninklijke Ahold NV	1,131,873	21,513
Akzo Nobel NV	285,839	20,750
ArcelorMittal	1,200,056	18,902
Aegon NV	2,308,357	18,367
Koninklijke DSM NV	217,447	16,437
Reed Elsevier NV	816,208	16,410
* CNH Industrial NV	1,087,153	12,857
* Koninklijke KPN NV	3,722,189	11,851
Gemalto NV	92,245	10,354
Wolters Kluwer NV	361,946	9,805
Randstad Holding NV	127,885	7,876
Heineken Holding NV	117,705	7,476
Ziggo NV	173,322	7,430
Fugro NV	94,407	5,902
Koninklijke Vopak NV	79,825	4,910
* SBM Offshore NV	218,331	4,570
Koninklijke Boskalis Westminster NV	87,930	4,226
TNT Express NV	426,686	3,934
* OCI	97,016	3,730
Corio NV	77,921	3,392

15

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
ASML Holding NV	6,459	611
Aegon NV	860	7
		446,739
New Zealand (0.2%)
Fletcher Building Ltd.	820,024	6,767
Telecom Corp. of New Zealand Ltd.	2,173,145	4,217
Auckland International Airport Ltd.	1,181,619	3,345
Sky Network Television Ltd.	464,036	2,377
SKYCITY Entertainment Group Ltd.	687,257	2,207
Fisher & Paykel Healthcare Corp. Ltd.	647,534	1,969
Contact Energy Ltd.	444,644	1,928
Kiwi Income Property Trust	1,164,818	1,053
Chorus Ltd.	455,677	997
Vector Ltd.	311,968	673
Air New Zealand Ltd.	358,579	477
Warehouse Group Ltd.	139,065	423
		26,433
Norway (0.7%)
Statoil ASA	1,147,776	27,158
DNB ASA	1,283,237	22,747
Seadrill Ltd.	422,452	19,540
Telenor ASA	725,340	17,428
Yara International ASA	188,204	8,106
Orkla ASA	926,708	7,512
Subsea 7 SA	342,870	7,251
Schibsted ASA	97,043	5,931
Norsk Hydro ASA	946,022	4,222
Gjensidige Forsikring ASA	203,656	3,801
Aker Solutions ASA	194,663	2,689
		126,385
Portugal (0.2%)
EDP - Energias de Portugal SA	1,976,216	7,275
Galp Energia SGPS SA	360,086	6,097
Jeronimo Martins SGPS SA	293,821	5,411
* Banco Espirito Santo SA	2,411,685	3,169
Portugal Telecom SGPS SA	627,854	2,830
EDP Renovaveis SA	242,037	1,331
		26,113
Singapore (1.5%)
DBS Group Holdings Ltd.	2,058,742	27,755
Oversea-Chinese Banking Corp. Ltd.	3,248,905	27,179
Singapore Telecommunications Ltd.	8,777,432	26,655
United Overseas Bank Ltd.	1,403,988	23,512
Keppel Corp. Ltd.	1,712,294	14,942
Global Logistic Properties Ltd.	3,594,204	8,922
Genting Singapore plc	7,280,711	8,908
CapitaLand Ltd.	3,046,252	7,632
Wilmar International Ltd.	2,516,476	7,000
^ Singapore Press Holdings Ltd.	1,904,823	6,516
Singapore Technologies Engineering Ltd.	1,857,512	6,298
City Developments Ltd.	707,369	5,855
Singapore Exchange Ltd.	987,442	5,826
Singapore Airlines Ltd.	601,934	5,049
CapitaMall Trust	3,103,457	5,041
Sembcorp Industries Ltd.	1,074,859	4,595
Ascendas REIT	2,371,869	4,510
Hutchison Port Holdings Trust	6,066,185	4,427
Noble Group Ltd.	4,581,958	3,786
Golden Agri-Resources Ltd.	7,753,923	3,744
ComfortDelGro Corp. Ltd.	2,410,699	3,722
^ Sembcorp Marine Ltd.	1,000,937	3,621

16

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Jardine Cycle & Carriage Ltd.	118,821	3,502
	UOL Group Ltd.	650,799	3,445
	Suntec REIT	2,448,000	3,369
	CapitaCommercial Trust	2,348,408	2,779
	Keppel Land Ltd.	931,234	2,776
	CapitaMalls Asia Ltd.	1,644,974	2,671
	StarHub Ltd.	698,991	2,499
	Yangzijiang Shipbuilding Holdings Ltd.	2,465,489	2,339
^	Olam International Ltd.	1,689,134	2,090
	Venture Corp. Ltd.	298,000	1,866
	Singapore Post Ltd.	1,714,000	1,807
	SIA Engineering Co. Ltd.	259,000	1,052
	M1 Ltd.	347,000	951
	Wing Tai Holdings Ltd.	531,000	943
*,^	Neptune Orient Lines Ltd.	1,080,000	920
^	SMRT Corp. Ltd.	829,000	867
	Yanlord Land Group Ltd.	803,000	797
^	Cosco Corp. Singapore Ltd.	1,210,000	763
^	Indofood Agri Resources Ltd.	526,000	385
			251,316
South Korea (4.3%)
	Samsung Electronics Co. Ltd.	128,746	177,548
	Hyundai Motor Co.	184,017	43,841
	POSCO	88,920	26,546
	Shinhan Financial Group Co. Ltd.	546,210	23,817
	Hyundai Mobis	80,461	22,696
*	SK Hynix Inc.	624,780	18,800
	NAVER Corp.	32,662	18,329
	KB Financial Group Inc.	462,940	18,232
	Kia Motors Corp.	310,302	18,029
	LG Chem Ltd.	52,477	14,803
	Hana Financial Group Inc.	349,620	13,444
	Hyundai Heavy Industries Co. Ltd.	52,802	12,609
	Samsung Life Insurance Co. Ltd.	119,882	11,804
	Samsung Fire & Marine Insurance Co. Ltd.	46,660	10,911
	KT&G Corp.	144,656	10,562
	SK Telecom Co. Ltd.	47,814	10,420
	SK Innovation Co. Ltd.	73,315	10,276
	Samsung C&T Corp.	148,890	8,835
	LG Electronics Inc.	129,494	8,295
	Samsung Heavy Industries Co. Ltd.	212,950	7,808
*	Korea Electric Power Corp.	277,100	7,400
	Samsung SDI Co. Ltd.	41,090	6,849
	LG Corp.	107,324	6,345
*	LG Display Co. Ltd.	270,110	6,322
	E-Mart Co. Ltd.	25,082	6,002
	LG Household & Health Care Ltd.	11,254	5,850
	SK Holdings Co. Ltd.	30,952	5,610
	Hyundai Steel Co.	66,342	5,462
	Lotte Shopping Co. Ltd.	13,633	5,175
	Samsung Electro-Mechanics Co. Ltd.	66,903	5,132
	KT Corp.	153,270	5,066
	Woori Finance Holdings Co. Ltd.	426,420	5,052
	Hyundai Engineering & Construction Co. Ltd.	86,285	4,950
	Cheil Industries Inc.	56,680	4,806
	Hankook Tire Co. Ltd.	80,556	4,726
	Orion Corp.	4,410	4,300
	Hyundai Glovis Co. Ltd.	18,981	4,208
	OCI Co. Ltd.	21,662	3,920
	Coway Co. Ltd.	66,300	3,795
	BS Financial Group Inc.	233,240	3,745
	Kangwon Land Inc.	136,260	3,745
	Korea Zinc Co. Ltd.	12,739	3,693
	S-Oil Corp.	50,163	3,660

17

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	112,800	3,552
Lotte Chemical Corp.	17,205	3,525
NCSoft Corp.	17,449	3,382
GS Holdings	61,088	3,364
Celltrion Inc.	75,717	3,293
Samsung Securities Co. Ltd.	72,188	3,200
Hyundai Wia Corp.	18,547	3,193
Amorepacific Corp.	3,765	3,090
Daelim Industrial Co. Ltd.	32,654	3,031
Hyundai Department Store Co. Ltd.	18,835	2,999
LG Uplus Corp.	255,920	2,930
SK C&C Co. Ltd.	26,517	2,858
Dongbu Insurance Co. Ltd.	58,990	2,640
Samsung Techwin Co. Ltd.	47,840	2,608
KCC Corp.	6,330	2,538
Cheil Worldwide Inc.	102,950	2,537
Samsung Engineering Co. Ltd.	35,693	2,517
Hanwha Corp.	62,350	2,360
DGB Financial Group Inc.	145,730	2,338
Industrial Bank of Korea	195,150	2,254
CJ CheilJedang Corp.	8,858	2,150
Hyundai Marine & Fire Insurance Co. Ltd.	74,950	2,141
Kumho Petro chemical Co. Ltd.	21,333	2,088
Daewoo Securities Co. Ltd.	223,120	2,082
Mando Corp.	15,443	2,082
Doosan Heavy Industries & Construction Co. Ltd.	50,980	2,081
Shinsegae Co. Ltd.	8,245	2,076
Daewoo International Corp.	54,240	1,998
* Daewoo Engineering & Construction Co. Ltd.	245,850	1,992
Hyosung Corp.	29,229	1,970
Korea Gas Corp.	32,735	1,968
Samsung Card Co. Ltd.	52,420	1,942
Hyundai Mipo Dockyard	12,067	1,921
Korea Investment Holdings Co. Ltd.	47,640	1,859
Hanwha Chemical Corp.	83,650	1,836
CJ Corp.	17,071	1,785
Hanwha Life Insurance Co. Ltd.	263,290	1,761
Lotte Confectionery Co. Ltd.	1,000	1,715
Yuhan Corp.	9,679	1,703
Hyundai Development Co-Engineering & Construction	73,810	1,641
* Doosan Infracore Co. Ltd.	112,000	1,603
* NHN Entertainment Corp.	14,919	1,596
LS Corp.	20,332	1,520
S-1 Corp.	25,114	1,498
Halla Visteon Climate Control Corp.	39,930	1,493
Doosan Corp.	10,631	1,424
Daum Communications Corp.	16,858	1,407
Woori Investment & Securities Co. Ltd.	130,260	1,376
GS Engineering & Construction Corp.	39,604	1,337
Hyundai Hysco Co. Ltd.	33,010	1,307
AMOREPACIFIC Group	3,647	1,287
SK Networks Co. Ltd.	184,500	1,158
* Korean Air Lines Co. Ltd.	35,207	1,123
* CJ Korea Express Co. Ltd.	12,340	1,073
Lotte Chilsung Beverage Co. Ltd.	707	1,050
Mirae Asset Securities Co. Ltd.	29,190	984
* Hyundai Merchant Marine Co. Ltd.	75,200	973
Samsung Fine Chemicals Co. Ltd.	21,209	959
NongShim Co. Ltd.	3,957	958
LG Hausys Ltd.	7,352	890
Hyundai Securities Co. Ltd.	132,820	843
Hite Jinro Co. Ltd.	33,510	823
SKC Co. Ltd.	22,830	693
* Hanjin Shipping Co. Ltd.	91,710	668

18

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Dongkuk Steel Mill Co. Ltd.	43,000	601
	KEPCO Engineering & Construction Co. Inc.	11,111	590
	Daishin Securities Co. Ltd.	46,250	386
*	Hanjin Kal Corp.	19,634	260
	Daishin Securities Co. Ltd. Prior Pfd.	27,450	155
	STX Pan Ocean Co. Ltd.	129,430	137
			730,590
Spain (3.1%)
*	Banco Santander SA	13,261,542	117,568
*,^	Telefonica SA	4,701,365	82,741
	Banco Bilbao Vizcaya Argentaria SA	6,813,695	79,631
	Inditex SA	253,761	41,678
	Iberdrola SA	5,743,276	36,050
	Repsol SA	1,059,828	28,415
	Amadeus IT Holding SA	470,847	17,470
^	Abertis Infraestructuras SA	587,983	12,598
	Banco de Sabadell SA	4,686,491	12,008
	Ferrovial SA	480,636	9,162
	Gas Natural SDG SA	366,625	8,647
	Red Electrica Corp. SA	129,189	8,044
	Banco Popular Espanol SA	1,406,481	7,978
	Grifols SA	194,153	7,958
*	CaixaBank	1,486,153	7,703
*	ACS Actividades de Construccion y Servicios SA	208,942	6,854
	Enagas SA	242,861	6,484
	Distribuidora Internacional de Alimentacion SA	696,663	6,352
	Bankinter SA	801,964	4,890
	Mapfre SA	1,207,469	4,849
	Zardoya Otis SA	200,031	3,480
*	Endesa SA	101,679	2,943
*	Mediaset Espana Comunicacion SA	191,833	2,341
^	Acciona SA	30,304	1,921
*,^	Acerinox SA	111,442	1,469
	Corp Financiera Alba SA	20,599	1,137
*	Telefonica SA ADR	64,080	1,119
			521,490
Sweden (2.9%)
	Hennes & Mauritz AB Class B	1,139,220	49,228
	Nordea Bank AB	3,811,430	48,754
	Telefonaktiebolaget LM Ericsson Class B	3,576,206	42,776
	Swedbank AB Class A	1,251,672	32,576
	Svenska Handelsbanken AB Class A	576,095	26,055
	Volvo AB Class B	1,803,201	23,144
	TeliaSonera AB	2,597,698	21,480
	Skandinaviska Enskilda Banken AB Class A	1,744,451	21,099
	Atlas Copco AB Class A	743,443	20,599
	Svenska Cellulosa AB SCA Class B	697,159	19,765
	Assa Abloy AB Class B	376,130	18,662
	Sandvik AB	1,295,223	17,501
	Investor AB Class B	543,617	17,430
	SKF AB	499,270	13,210
	Atlas Copco AB Class B	467,465	11,616
	Hexagon AB Class B	303,932	9,113
	Investment AB Kinnevik	245,481	9,035
	Alfa Laval AB	374,433	8,541
	Skanska AB Class B	436,824	8,411
	Swedish Match AB	242,124	7,984
	Scania AB Class B	364,680	7,309
	Getinge AB	219,177	6,944
	Electrolux AB Class B	267,435	6,596
	Elekta AB Class B	423,298	6,252
*	Lundin Petroleum AB	234,129	4,825
	Boliden AB	328,074	4,660

19

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
Industrivarden AB Class A	232,639	4,483
* Tele2 AB	371,110	4,473
Securitas AB Class B	366,831	4,183
Modern Times Group AB Class B	62,768	3,424
Husqvarna AB	442,184	2,598
Industrivarden AB	142,048	2,529
Ratos AB	232,735	2,014
Holmen AB	59,237	1,968
SSAB AB Class A	219,373	1,443
SSAB AB Class B	98,215	554
		491,234
Switzerland (8.3%)
Nestle SA	3,869,515	279,317
Roche Holding AG	843,065	233,137
Novartis AG	2,794,263	216,898
UBS AG	4,206,629	81,361
ABB Ltd.	2,777,462	70,763
* Cie Financiere Richemont SA	597,159	61,059
Credit Suisse Group AG	1,814,985	56,460
Zurich Insurance Group AG	176,951	48,896
Syngenta AG	111,741	45,101
Swiss Re AG	444,796	39,045
Swatch Group AG (Bearer)	37,005	23,635
Holcim Ltd.	268,414	19,964
Transocean Ltd.	413,956	19,550
SGS SA	6,289	14,715
Givaudan SA	9,871	13,999
Swisscom AG	27,383	13,967
Geberit AG	45,699	13,653
Julius Baer Group Ltd.	268,022	13,148
Adecco SA	153,638	11,330
Sonova Holding AG	79,915	10,400
Actelion Ltd.	127,091	9,833
Schindler Holding AG	56,268	7,975
Sika AG	2,487	7,840
Kuehne & Nagel International AG	60,514	7,645
Swiss Life Holding AG	34,903	6,921
Coca-Cola HBC AG	237,304	6,825
Swatch Group AG (Registered)	59,681	6,640
Baloise Holding AG	55,929	6,497
Lindt & Spruengli AG	125	6,282
Clariant AG	323,319	5,697
Lonza Group AG	63,557	5,673
Partners Group Holding AG	21,054	5,458
Aryzta AG	71,366	5,324
Swiss Prime Site AG	66,155	5,009
Lindt & Spruengli AG	1,099	4,635
Sulzer AG	28,066	4,391
PSP Swiss Property AG	47,485	4,081
GAM Holding AG	206,829	3,865
Schindler Holding AG (Registered)	26,579	3,783
EMS-Chemie Holding AG	8,692	3,165
Pargesa Holding SA	34,359	2,734
DKSH Holding AG	30,632	2,556
Barry Callebaut AG	2,314	2,417
Aryzta AG	29,167	2,172
Banque Cantonale Vaudoise	3,406	1,893
UBS AG	24,469	474
		1,416,183
United Kingdom (20.0%)
HSBC Holdings plc	22,347,877	244,965
Vodafone Group plc	55,923,415	204,836
BP plc	22,611,367	175,525
GlaxoSmithKline plc	5,910,347	155,812

20

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
British American Tobacco plc	2,302,133	127,015
Royal Dutch Shell plc Class A	3,710,079	123,565
Royal Dutch Shell plc Class B	3,017,642	104,472
Diageo plc	3,022,234	96,342
BG Group plc	4,083,679	83,306
Barclays plc	19,289,509	81,161
AstraZeneca plc	1,496,827	79,243
BHP Billiton plc	2,534,285	78,205
Rio Tinto plc	1,497,042	75,751
* Lloyds Banking Group plc	58,027,813	71,769
Glencore Xstrata plc	11,541,148	62,810
Prudential plc	3,061,754	62,616
Reckitt Benckiser Group plc	774,076	60,192
SABMiller plc	1,134,336	59,146
Unilever plc	1,447,617	58,703
BT Group plc	9,447,808	57,166
Standard Chartered plc	2,372,224	56,958
National Grid plc	4,475,491	56,243
Tesco plc	9,640,545	56,235
Imperial Tobacco Group plc	1,169,016	43,644
Rolls-Royce Holdings plc	2,245,885	41,376
Anglo American plc London Shares	1,567,855	37,279
Centrica plc	6,181,797	34,963
WPP plc	1,503,546	31,937
Compass Group plc	2,181,948	31,379
Shire plc	663,776	29,432
BAE Systems plc	3,892,488	28,394
Royal Dutch Shell plc Class A	847,181	28,220
ARM Holdings plc	1,675,849	26,260
SSE plc	1,149,903	26,086
Aviva plc	3,533,679	25,368
Experian plc	1,211,936	24,674
Legal & General Group plc	7,033,995	24,379
Pearson plc	974,677	20,386
Reed Elsevier plc	1,425,276	19,966
Old Mutual plc	5,870,587	19,133
CRH plc	771,769	18,780
Wolseley plc	327,155	17,611
British Sky Broadcasting Group plc	1,165,841	17,517
Kingfisher plc	2,846,658	17,221
Tullow Oil plc	1,085,303	16,405
Standard Life plc	2,820,852	15,915
Next plc	181,237	15,827
Marks & Spencer Group plc	1,927,180	15,541
Associated British Foods plc	418,791	15,225
Land Securities Group plc	934,696	14,817
* Royal Bank of Scotland Group	2,514,508	14,809
Smith & Nephew plc	1,077,184	13,777
ITV plc	4,395,076	13,438
Burberry Group plc	532,074	13,075
Capita plc	787,845	12,454
British Land Co. plc	1,197,382	11,942
Whitbread plc	216,404	11,900
Johnson Matthey plc	245,738	11,826
WM Morrison Supermarkets plc	2,594,459	11,706
GKN plc	1,955,408	11,519
Smiths Group plc	469,533	10,807
J Sainsbury plc	1,678,958	10,620
Intertek Group plc	193,099	10,302
Resolution Ltd.	1,632,019	9,345
Vodafone Group plc ADR	251,879	9,274
United Utilities Group plc	816,160	9,231
IMI plc	378,839	9,217
Weir Group plc	254,950	9,208

21

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	InterContinental Hotels Group plc	314,904	9,175
	RSA Insurance Group plc	4,392,883	9,047
	Babcock International Group plc	430,695	8,807
	Bunzl plc	398,965	8,801
	Meggitt plc	941,687	8,645
	Severn Trent plc	285,283	8,516
	Randgold Resources Ltd.	110,269	8,178
	Aberdeen Asset Management plc	1,139,446	8,087
	Rexam plc	946,986	7,886
	Melrose Industries plc	1,522,665	7,806
	G4S plc	1,857,842	7,804
	Aggreko plc	302,550	7,802
	Carnival plc	219,305	7,795
	Petrofac Ltd.	311,524	7,306
*	Sage Group plc	1,334,844	7,201
	Hammerson plc	847,838	7,184
	Tate & Lyle plc	557,249	7,072
	3i Group plc	1,155,358	6,905
	AMEC plc	355,398	6,703
	William Hill plc	1,031,650	6,624
	Informa plc	720,120	6,451
	Croda International plc	162,291	6,342
*	International Consolidated Airlines Group SA (London Shares)	1,128,138	6,279
	Invensys plc	780,654	6,265
	Cobham plc	1,292,550	5,969
	Inmarsat plc	510,433	5,891
	Antofagasta plc	425,494	5,815
	John Wood Group plc	434,094	5,652
	Schroders plc (Voting Shares)	135,548	5,594
	London Stock Exchange Group plc	212,467	5,585
	easyJet plc	260,745	5,462
	Serco Group plc	596,968	5,334
	Hargreaves Lansdown plc	261,008	4,972
	Drax Group plc	482,451	4,926
	Admiral Group plc	231,286	4,735
	Segro plc	886,043	4,641
	Intu Properties plc	816,113	4,501
	Investec plc	600,594	4,202
	Daily Mail & General Trust plc	319,900	4,172
	ICAP plc	642,478	3,967
	TUI Travel plc	600,943	3,705
	Rentokil Initial plc	2,181,668	3,650
	Ladbrokes plc	1,099,252	3,365
*	Cairn Energy plc	719,908	3,262
	Fresnillo plc	202,103	3,159
	Ashmore Group plc	468,397	3,035
	Man Group plc	1,965,454	2,797
*,^	Lonmin plc	520,786	2,690
	Polyus Gold International Ltd.	805,628	2,493
	CRH plc	100,855	2,459
	Polymetal International plc	238,162	2,291
	Vedanta Resources plc	120,736	2,057
	Schroders plc	60,207	2,054
	WPP plc ADR	19,184	2,044
^	Kazakhmys plc	310,855	1,308
*	Evraz plc	604,101	1,142
*	Essar Energy plc	355,158	676
	Ferrexpo plc	172,567	501
	African Barrick Gold plc	151,866	469
*	Eurasian Natural Resources Corp. plc	21,364	77

			3,401,554
Total Common Stocks (Cost $13,600,953)			16,856,893

22

Vanguard® Developed Markets Index Fund
Schedule of Investments
October 31, 2013

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (1.5%)[1]
Money Market Fund (1.4%)
2,3	Vanguard Market Liquidity Fund	0.120%		247,463,743	247,464

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
4,5	Federal Home Loan Bank Discount Notes	0.050%	11/22/13	1,000	1,000
4,5	Federal Home Loan Bank Discount Notes	0.090%	12/4/13	1,000	1,000
4,5	Federal Home Loan Bank Discount Notes	0.080%	2/28/14	1,000	999
4,5	Federal Home Loan Bank Discount Notes	0.075%	3/5/14	1,000	999
5,6	Freddie Mac Discount Notes	0.073%	11/12/13	8,000	8,000
					11,998
Total Temporary Cash Investments (Cost $259,463)					259,462
Total Investments (100.8%) (Cost $13,860,416)					17,116,355
Other Assets and Liabilities—Net (-0.8%)[3]					(142,914)
Net Assets (100%)					16,973,441

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $96,158,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 0.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $159,663,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $9,598,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

23

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA2270_122013

pwc

Report of Independent Registered Public Accounting Firm

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Developed Markets Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the "Fund") as of October 31, 2013 and for the year then ended and have issued our unqualified report thereon dated December 16, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments as of October 31, 2013 appearing in Item 6 of this Form N-CSR. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on the schedule of investments based on our audit.

In our opinion, the schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

December 16, 2013

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2013

VANGUARD STAR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.